                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-3190
                                   ------------


           RIVERSOURCE VARIABLE PORTFOLIO - MONEY MARKET SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
        (Address of principal executive offices)                     (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    8/31
                         --------------

  Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

  RIVERSOURCE(SM)
  VARIABLE PORTFOLIO FUNDS

------------------------------------------------------------------------------
  ANNUAL REPORT ENCLOSED
  FOR THE PERIOD ENDED AUG. 31, 2006
------------------------------------------------------------------------------

  References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

  RiverSource(SM) Variable Portfolio - Balanced Fund                  RiverSource(SM) Variable Portfolio - Income Opportunities Fund
  RiverSource(SM) Variable Portfolio - Cash Management Fund           RiverSource(SM) Variable Portfolio - International Opportunity
  RiverSource(SM) Variable Portfolio - Core Bond Fund                   Fund
  RiverSource(SM) Variable Portfolio - Diversified Bond Fund          RiverSource(SM) Variable Portfolio - Large Cap Equity Fund
  RiverSource(SM) Variable Portfolio - Diversified Equity Income      RiverSource(SM) Variable Portfolio - Large Cap Value Fund
    Fund                                                              RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund
  RiverSource(SM) Variable Portfolio - Emerging Markets Fund          RiverSource(SM) Variable Portfolio - Mid Cap Value Fund
  RiverSource(SM) Variable Portfolio - Fundamental Value Fund         RiverSource(SM) Variable Portfolio - S&P 500 Index Fund
  RiverSource(SM) Variable Portfolio - Global Bond Fund               RiverSource(SM) Variable Portfolio - Select Value Fund
  RiverSource(SM) Variable Portfolio - Global Inflation Protected     RiverSource(SM) Variable Portfolio - Short Duration U.S.
    Securities Fund                                                     Government Fund
  RiverSource(SM) Variable Portfolio - Growth Fund                    RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund
  RiverSource(SM) Variable Portfolio - High Yield Bond Fund           RiverSource(SM) Variable Portfolio - Small Cap Value Fund

  Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

  This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource(SM) Variable Portfolio Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS

2006 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RIVERSOURCE VP - BALANCED FUND
Portfolio Management Q&A .......................................3
The Ten Largest Holdings .......................................5
The Fund's Long-term Performance ...............................6

RIVERSOURCE VP - CASH MANAGEMENT FUND
Portfolio Management Q&A .......................................7

RIVERSOURCE VP - CORE BOND FUND
Portfolio Management Q&A .......................................9
The Ten Largest Corporate Bond Holdings .......................10
The Fund's Long-term Performance ..............................11

RIVERSOURCE VP - DIVERSIFIED BOND FUND
Portfolio Management Q&A ......................................12
The Ten Largest Corporate Bond Holdings .......................13
The Fund's Long-term Performance ..............................14

RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Portfolio Management Q&A ......................................15
The Ten Largest Holdings ......................................16
The Fund's Long-term Performance ..............................17

RIVERSOURCE VP - EMERGING MARKETS FUND
Portfolio Management Q&A ......................................18
The Ten Largest Holdings ......................................19
The Fund's Long-term Performance ..............................20

RIVERSOURCE VP - FUNDAMENTAL VALUE FUND
Portfolio Management Q&A ......................................21
The Ten Largest Holdings ......................................21

RIVERSOURCE VP - GLOBAL BOND FUND
Portfolio Management Q&A ......................................22
The Ten Largest Holdings ......................................23
The Fund's Long-term Performance ..............................24

RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND
Portfolio Management Q&A ......................................25
The Fund's Long-term Performance ..............................27

RIVERSOURCE VP - GROWTH FUND
Portfolio Management Q&A ......................................28
The Ten Largest Holdings ......................................29
The Fund's Long-term Performance ..............................30

RIVERSOURCE VP - HIGH YIELD BOND FUND
Portfolio Management Q&A ......................................31
The Ten Largest Corporate Bond Holdings .......................32
The Fund's Long-term Performance ..............................33

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Portfolio Management Q&A ......................................34
The Ten Largest Corporate Bond Holdings .......................35
The Fund's Long-term Performance ..............................36

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Portfolio Management Q&A ......................................37
The Ten Largest Holdings ......................................38
The Fund's Long-term Performance ..............................39

RIVERSOURCE VP - LARGE CAP EQUITY FUND
Portfolio Management Q&A ......................................40
The Ten Largest Holdings ......................................41
The Fund's Long-term Performance ..............................42

RIVERSOURCE VP - LARGE CAP VALUE FUND
Portfolio Management Q&A ......................................43
The Ten Largest Holdings ......................................44
The Fund's Long-term Performance ..............................45

RIVERSOURCE VP - MID CAP GROWTH FUND
Portfolio Management Q&A ......................................46
The Ten Largest Holdings ......................................47
The Fund's Long-term Performance ..............................48

RIVERSOURCE VP - MID CAP VALUE FUND
Portfolio Management Q&A ......................................49
The Ten Largest Holdings ......................................50
The Fund's Long-term Performance ..............................51

RIVERSOURCE VP - S&P 500 INDEX FUND
Portfolio Management Q&A ......................................52
The Ten Largest Holdings ......................................53
The Fund's Long-term Performance ..............................54

RIVERSOURCE VP - SELECT VALUE FUND
Portfolio Management Q&A ......................................55
The Ten Largest Holdings ......................................56
The Fund's Long-term Performance ..............................57

RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Portfolio Management Q&A ......................................58
The Fund's Long-term Performance ..............................60

RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Portfolio Management Q&A ......................................61
The Ten Largest Holdings ......................................63
The Fund's Long-term Performance ..............................64

RIVERSOURCE VP - SMALL CAP VALUE FUND
Portfolio Management Q&A ......................................65
The Ten Largest Holdings ......................................68
The Fund's Long-term Performance ..............................69

BOARD MEMBERS AND OFFICERS ....................................70
PROXY VOTING ..................................................71
APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT ..........72
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .......75
FINANCIAL STATEMENTS ..........................................76
NOTES TO FINANCIAL STATEMENTS .................................98
INVESTMENTS IN SECURITIES ....................................132
FUND EXPENSES EXAMPLES .......................................227


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2   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource Variable Portfolio (VP) - Balanced Fund

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the 2006 fiscal year.

Q:    How did RiverSource VP - Balanced Fund perform for the annual period?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, advanced 7.76% for the year ended Aug. 31, 2006. The Russell 1000(R) Value Index (Russell Index) returned 13.96%, while the Lehman Brothers Aggregate Bond Index (Lehman Index) gained 1.71% over the same period. The Fund outperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 6.91%. The Blended Index (made up of 60% Russell Index and 40% Lehman Index) returned 8.96% for the annual period. The Fund's portfolio was approximately two-thirds in equities and one-third in fixed income securities, an allocation that was relatively unchanged during the period.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Balance Fund                                             +7.76%
Russell 1000(R) Value Index (unmanaged)                                  +13.96%
Lehman Brothers Aggregate Bond Index (unmanaged)                          +1.71%
Blended Index (unmanaged)                                                 +8.96%
Lipper Balanced Funds Index                                               +6.91%

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

Q:    What factors had a significant effect on equity performance?

A: Large-cap value stocks delivered strong gains for the year, significantly outpacing growth stocks. The Fund's equity segment benefited from this favorable environment, but did not keep pace with the sharp advance of the Russell Index.

      The Fund's equity sector allocations added to return relative to the Russell Index, but were overshadowed by stock selection. Positioning in the utilities sector had a favorable impact, while positioning in the consumer staples, industrials and telecommunication services sectors was disadvantageous.

      Utilities underperformed the Russell Index as a result of a combination of factors -- rising interest rates, higher than average valuations and increased cyclical exposure in a potentially slowing environment. The Fund's utilities allocation remained smaller than that of the Russell Index during this period, proving advantageous. Stock selection in the utilities sector was also beneficial. The Fund had smaller positions in many of the more cyclically exposed companies, which underperformed the rest of the sector as the economy showed some preliminary signs of slowing.

      The Fund's position in consumer staples detracted from performance over the period due, in particular, to one of its largest holdings. Spectrum Brands, maker of batteries, fertilizers and other consumer products, appeared poised to benefit from consolidation and cost cutting related to a recent acquisition. However, rising raw material costs, which the company could not pass on to customers, overwhelmed the potential earnings gains and prevented the synergies from being fully realized.

      The Fund's allocation to industrial stocks was larger than that of the Russell Index, which was an advantage as industrial stocks outperformed on the surprising strength of the industrial recovery. Within the sector, however, stock selection detracted from the Fund's performance. The Fund had less emphasis on trucking, railroad and transportation stocks, groups that performed very well during the period.

      We continued to emphasize telecommunication services stocks, mainly wireless services. In our opinion, these stocks offer an attractive combination -- a powerful secular trend, high free (i.e., available) cash flow yields and a high growth rate. The sector delivered solid results, as cost cutting drove improvement in fundamentals for many companies. However, stock selection in the sector was a negative factor for the Fund, primarily due to a large position in Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   3

RiverSource VP - Balanced Fund

Q: What factors significantly affected the fixed income portion of the Fund during the period?

A: The broad bond market achieved a modest positive return for the year. Most of the gain occurred in August 2006 when the market advanced as interest rates, which had been on a steady uptrend, experienced a sharp reversal. In August, the Federal Reserve left the fed funds rate unchanged after raising the influential short-term interest rate 17 times since June 2004. Over the period as a whole, yields moved higher across the maturity spectrum, with short-term interest rates rising more than long rates, causing the yield curve to become flatter. The fixed income portion of the Fund performed in line with the Lehman Index.

      In terms of interest rate risk (as measured by duration), the fixed income portfolio was positioned more defensively than the Lehman Index. This was a positive influence on results, as interest rates rose over the course of the year.

      Selection among mortgage-backed securities also added value to the Fund's performance. The portfolio's defensive posture, including emphasis on higher coupon mortgages, adjustable rate mortgages and collateralized mortgage obligations, was advantageous. Security selection among corporate bonds was also effective. The portfolio's small position in bonds denominated in foreign currency added value as the dollar declined in value compared to the euro and British pound. As the value of the U.S. dollar declines, the dollar value of foreign investments typically increases and vice versa.

      The fixed income portfolio had a higher average credit quality than the Lehman Index. There was an opportunity cost for this quality positioning as the portfolio's securities performed well, but did not keep pace with some riskier segments of the bond market during the period.

Q:    What changes did you make to the equity segment during the period?

A: We increased the Fund's weightings in the information technology, health care and consumer discretionary sectors and trimmed its energy position.

      Underperformance in health care and information technology over the last year created selected opportunities as the reward/risk trade-off for a number of stocks became more attractive to us. In general, we found opportunities more plentiful among larger cap stocks. In the consumer discretionary sector we added to media and cable positions and continued to reduce exposure to more cyclically exposed areas like retail.

      We reduced the Fund's energy weightings, based on our concerns about inventory growth and a potential slowing in the global economy.

Q:    What changes did you make to the fixed income segment during the period?

A: During the period, we moved the portfolio's duration close to that of the Lehman Index, essentially aligning the portfolio's interest rate risk with that of its Lehman Index benchmark.

      We increased holdings of mortgage-backed securities, while reducing allocations to agency and corporate securities. In the second calendar quarter of 2006, we eliminated the portfolio's holdings of bonds denominated in foreign currency.

      Because we anticipate that long-term interest rates could rise more than short-term rates, we positioned the portfolio to benefit from such a steepening of the yield curve.

Q:    How do you plan to manage the Fund in the coming months?

A: With corporate margins at record levels, leading indicators pointing to the potential for margin erosion, and headwinds for the consumer appearing, profits will likely continue to decelerate.

      In this environment, we prefer to own high quality companies that are attractively valued. The valuation difference between traditional value and growth companies has come under enough pressure that we feel we don't need to pay much premium to expose the portfolio to additional growth, although we have emphasized stable growth over cyclical growth. This has led to overweights in the media, health care and technology sectors.

      Our emphasis on larger cap stocks remained throughout the period. We continued to find an increasing number of opportunities, as companies still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

      From a fixed income viewpoint, we think U.S. interest rates at fiscal year-end seemed too low given our outlook, which calls for a modest economic slowdown in the second half of 2006. Although we expect economic growth and strains on industrial capacity to nudge inflation higher, we do expect some economic slowing in the second half of 2006, which would ultimately reduce inflation pressures.

      The fixed income portfolio's interest rate risk, measured by duration, was similar to that of the benchmark Lehman Index at the end of the fiscal period. Compared to the Lehman Index, the portfolio had a smaller position in corporate bonds and larger positions in collateralized mortgage-backed securities, asset-backed securities and mortgage-backed securities. We consider mortgages to be an attractive sector based our belief that interest rates will fluctuate within a somewhat narrow range over the next several months.


------------------------------------------------------------------------------

4   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
--------------------------------------------------------------------------------
1 year                                                                   +7.76%
--------------------------------------------------------------------------------
3 years                                                                  +9.60%
--------------------------------------------------------------------------------
5 years                                                                  +5.11%
--------------------------------------------------------------------------------
10 years                                                                 +6.94%
--------------------------------------------------------------------------------
Since inception (4/30/86)                                                +8.97%
--------------------------------------------------------------------------------

at Sept. 30, 2006
--------------------------------------------------------------------------------
1 year                                                                   +9.54%
--------------------------------------------------------------------------------
3 years                                                                 +10.16%
--------------------------------------------------------------------------------
5 years                                                                  +7.15%
--------------------------------------------------------------------------------
10 years                                                                 +6.64%
--------------------------------------------------------------------------------
Since inception (4/30/86)                                                +9.04%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
ASSET ALLOCATION & SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

STOCKS
Financials                                               18.5%
Energy                                                    7.3%
Consumer Discretionary                                    6.1%
Information Technology                                    5.9%
Industrials                                               5.3%
Health Care                                               5.1%
Other(1)                                                 13.8%

BONDS                                                              [PIE CHART]
Mortgage-Backed                                          15.2%
U.S. Government Obligations & Agencies                    8.3%
Corporate Bonds(2)                                        6.2%
Commercial Mortgage-Backed                                4.5%
Asset-Backed                                              1.0%
Foreign Government                                        0.1%

CASH EQUIVALENTS
Short-Term Securities(3)                                  2.7%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Staples 4.8%, Telecommunication Services 4.7%,
      Utilities 2.5% and Materials 1.8%.

(2)   Includes Telecommunication 2.0%, Utilities 1.3%, Consumer Discretionary
      0.7%, Financials 0.7%, Health Care 0.5%, Consumer Staples 0.4%, Energy
      0.3%, Industrials 0.2%, and Materials 0.1%.

(3) Of the 2.7%, 0.2% is due to security lending activity and 2.5% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                            PERCENT                VALUE
                                     (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
-------------------------------------------------------------------------------
Exxon Mobil                                  2.6%               $55,502,662
-------------------------------------------------------------------------------
Bank of America                              2.5                 53,591,284
-------------------------------------------------------------------------------
Citigroup                                    2.3                 47,536,536
-------------------------------------------------------------------------------
American Intl Group                          1.9                 39,514,791
-------------------------------------------------------------------------------
U.S. Treasury 6.25% 2023                     1.8                 37,521,534
-------------------------------------------------------------------------------
Pfizer                                       1.5                 30,740,617
-------------------------------------------------------------------------------
Altria Group                                 1.4                 28,637,676
-------------------------------------------------------------------------------
ConocoPhillips                               1.3                 26,983,376
-------------------------------------------------------------------------------
General Electric                             1.2                 25,947,998
-------------------------------------------------------------------------------
Chevron                                      1.2                 25,436,776
-------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 17.7% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   5

RiverSource VP - Balanced Fund

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - BALANCED FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

           RiverSource                            Lehman Brothers               Lipper
          VP - Balanced   Russell 1000(R) Value   Aggregate Bond    Blended    Balanced
              Fund               Index                Index          Index    Funds Index
1996         $10,000             $10,000              $10,000       $10,000     $10,000
1997         $12,759             $13,954              $11,000       $12,707     $12,474
1998         $12,981             $14,497              $12,163       $13,610     $13,034
1999         $15,964             $18,857              $12,260       $16,026     $15,630
2000         $18,905             $19,640              $13,187       $16,970     $17,512
2001         $15,243             $19,420              $14,815       $17,690     $16,148
2002         $13,580             $16,870              $16,017       $16,848     $14,742
2003         $14,856             $18,832              $16,715       $18,405     $16,223
2004         $16,548             $22,132              $17,740       $20,790     $17,700
2005         $18,150             $25,863              $18,476       $23,226     $19,691
2006         $19,559             $29,473              $18,792       $25,307     $21,051


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Balanced Fund (from 9/1/96 to 8/31/06) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Value Index, the Lehman Brothers Aggregate Bond Index, the Lipper Balanced Funds Index and a Blended Index consisting of a blend of the Russell 1000(R) Value Index and the Lehman Brothers Aggregate Bond Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

6   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Cash Management Fund

Below is the discussion of RiverSource VP - Cash Management Fund's results and strategy for the 12 months ended Aug. 31, 2006.

Q: How did RiverSource VP - Cash Management Fund perform for the 12 months ended Aug. 31, 2006?

A: RiverSource VP - Cash Management Fund returned 4.01% for the annual period. The Fund's annualized simple yield was 4.78% and its annualized compound yield was 4.89% for the seven-day period ended Aug. 31, 2006.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

* The 7-day yields shown reflect more closely the earnings of the Fund than the total return. Short-term yields may be higher or lower than the figures shown.

                               FUND PERFORMANCE
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Cash Management Fund                                    +4.01%

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q:    What factors most significantly affected the Fund's performance?

A: An increase in short-term rates had the greatest effect on the Fund's annual results. The Federal Reserve Board (the Fed) raised interest rates by 0.25% seven additional times during the 12 months, bringing the targeted federal funds rate, an interest rate that affects short-term rates, to 5.25% by the end of June. As the Fed raised rates, money market yields also moved higher. In early August, the Fed observed its first pause in its two year tightening cycle causing yields to fall as the market began to unwind the possibility of future Fed hikes.

      While concern about whether the Fed would continue its "measured" pace of rate increases was always present in the market, debate as to when and at what level the Fed might stop raising rates tended to rise over the course of the reporting period. Because we had anticipated a continuation of the Fed's rate tightening campaign for most of the fiscal year due to the generally positive economic backdrop, we positioned the Fund to take advantage of a rising rate environment.

Q:    What changes did you make to the Fund during the period?

A: Throughout the period, we were alert to changes in the details of economic releases that could provide opportunities to adjust the portfolio. As changing expectations of Fed actions were priced into or out of the market, we adjusted the Fund's duration to maximize yield.

      The Fund was generally focused on one- to three-month maturities, but we opportunistically added three-month and longer fixed-rate securities to maximize yield. As of Aug. 31, 2006, the average weighted maturity of the Fund was 53 days, compared to 35 days at Aug. 31, 2005.

      During much of the fiscal year, we also focused the Fund's holdings on floating rate issues. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed-rate products in a rising interest rate environment. Indeed, these floating assets enabled the Fund to capture higher rates through the frequent resets of these securities' yields. However, toward the end of the reporting period, we began lengthening the Fund's duration in anticipation of the Fed nearing an end to its tightening cycle. In implementing this strategy, we favored longer-dated fixed-rate securities that enabled the Fund to lock in higher yields vs. floating rate issues.

      As always, we attempted to maximize the Fund's yield without taking unnecessary risks. We continued to invest in high quality securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   7

RiverSource VP - Cash Management Fund

Q:    How do you intend to manage the Fund in the coming months?

A: Since the Fed paused in its interest rate hikes in August, we intend to marginally increase the Fund's allocation to fixed-rate securities during the coming months, seeking to lock in higher rates. As we add fixed-rate securities to the portfolio, we expect the Fund's weighted average maturity to lengthen somewhat further.

      We will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly. We intend to continue to focus on high quality investments with minimal credit risk while seeking competitive yields.

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Commercial Paper                                        67.8%
Floating Rate Notes                                     19.5%   [PIE CHART]
Certificates of Deposit                                  9.5%
U.S. Government Obligations & Agencies                   3.2%

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
--------------------------------------------------------------------------------
1 year                                                                   +4.01%
--------------------------------------------------------------------------------
3 years                                                                  +2.13%
--------------------------------------------------------------------------------
5 years                                                                  +1.74%
--------------------------------------------------------------------------------
10 years                                                                 +3.41%
--------------------------------------------------------------------------------
Since inception (10/13/81)                                               +5.50%
--------------------------------------------------------------------------------

at Sept. 30, 2006
--------------------------------------------------------------------------------
1 year                                                                   +4.16%
--------------------------------------------------------------------------------
3 years                                                                  +2.25%
--------------------------------------------------------------------------------
5 years                                                                  +1.77%
--------------------------------------------------------------------------------
10 years                                                                 +3.40%
--------------------------------------------------------------------------------
Since inception (10/13/81)                                               +5.49%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------

8   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Core Bond Fund

Below, the portfolio management team for RiverSource VP -Core Bond Fund discusses the Fund's results and positioning for the 12 months ended Aug. 31, 2006.

Q:    How did RiverSource VP - Core Bond Fund perform for the annual period?

A: RiverSource VP - Core Bond Fund rose 1.38% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 1.71%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 1.62% during the same period.

Q:    What factors most significantly affected the Fund's performance?

A: Increases in short-term interest rates had the greatest impact on the Fund. Short-term interest rates were forced higher by the Federal Reserve Board (the Fed), which raised its target for the federal funds rate, an interest rate that affects short-term rates, to 5.25% from 3.50%. In early August, the Fed observed its first pause in its two-year tightening cycle, noting that economic growth appeared to be moderating somewhat and inflation pressures -- though elevated -- were expected to recede over the balance of the year and into 2007. As a result of this Fed pause, rates declined during August in a sharp reversal of what had been a steady rise in interest rates. Thus, most of the Fund's returns were achieved during this last month of the fiscal year.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Core Bond Fund                                          +1.38%
Lehman Brothers Aggregate Bond Index (unmanaged)                         +1.71%
Lipper Intermediate Investment Grade Index                               +1.62%

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

      Given the rising interest rate environment throughout the majority of the fiscal year, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk on a relative basis. Duration is a measure of the Fund's sensitivity to interest rate changes. Also, while interest rates moved higher across the fixed income yield curve during most of the annual period, they did so significantly more so at the short-term end of the curve than at the long-term end. This resulted in a continued flattening of the yield curve. The Fund also benefited during much of the period from its moderate exposure to bonds with shorter maturities in favor of those with longer maturities, i.e., its yield curve flattening bias.

      Also helping the Fund's results was its issue selection within the mortgage-backed securities sector of the fixed income market. The Fund's defensive positioning in higher coupon mortgages, adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) helped, as these securities outperformed Treasuries during the 12 months ended Aug. 31, 2006.

      Finally, the Fund's positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies, also contributed positively to portfolio performance during the annual period. The U.S. dollar weakened vs. most major international currencies, including the euro and the British pound, during the fiscal year, increasing the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, a weakening U.S. dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained a shorter duration position than the Lehman Index for most of the annual period. However, by May, once 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its tightening cycle, we moved toward a neutral duration position relative to the Lehman Index.

      We increased the Fund's already sizable allocation to mortgage-backed securities by reducing its exposure to agencies and investment-grade corporate bonds. In June, we initiated a yield curve steepening bias by selling longer-maturity bonds in favor of two-year Treasuries, in an effort to take advantage of our expectation that long-term rates will rise more than short-term rates over the coming months. The Fund's portfolio turnover rate for the annual period was 319%.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   9

RiverSource VP - Core Bond Fund

Q:    How do you intend to manage the Fund in the coming months?

A: U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low given our view that the economy may slow modestly. We would characterize the slowing economy as a "soft landing" and we think inflation may be nudged higher over the remainder of 2006. Thus, we believe the Fed is likely to pause with its targeted federal funds rate at its current 5.25% for an extended period of time.

      Based on this view, we intend to maintain the Fund's duration only modestly shorter than the Lehman Index for the near term and we continue to favor shorter maturity notes over longer maturity bonds. We intend to maintain the Fund's modest exposure to investment-grade corporate bonds and its more significant allocations to mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. Mortgages remain an attractive source of yield, given our view that interest rates will likely be rather range-bound during the next several months. However, the strong performance of mortgages toward the end of the annual period will likely lead us to moderately reduce the Fund's still significant allocation to the sector. As always, we will maintain a disciplined focus on individual security selection.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
--------------------------------------------------------------------------------
1 year                                                                   +1.38%
--------------------------------------------------------------------------------
Since inception (2/4/04)                                                 +2.60%
--------------------------------------------------------------------------------

at Sept. 30, 2006
--------------------------------------------------------------------------------
1 year                                                                   +3.23%
--------------------------------------------------------------------------------
Since inception (2/4/04)                                                 +2.84%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Mortgage-Backed                                            39.8%
U.S. Government Obligations & Agencies                     26.4%
Corporate Bonds(1)                                         12.9%   [PIE CHART]
Commercial Mortgage-Backed                                 11.1%
Short-Term Securities                                       7.7%
Asset-Backed                                                2.0%
Foreign Government                                          0.1%

(1)   Includes Telecommunication 4.7%, Utilities, 2.5%, Consumer Discretionary
      1.4%, Financials 1.3%, Consumer Staples 1.0%, Health Care 1.0%, Energy
      0.6% and Industrials 0.4%.

------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
-------------------------------------------------------------------------------------
Verizon Pennsylvania
5.65% 2011                                          1.4%                $971,237
-------------------------------------------------------------------------------------
Nextel Communications
5.95% 2014                                          1.0                  734,022
-------------------------------------------------------------------------------------
TELUS
8.00% 2011                                          1.0                  731,287
-------------------------------------------------------------------------------------
Harborview Mtge Loan Trust
5.70% 2046                                          0.7                  525,000
-------------------------------------------------------------------------------------
Telecom Italia Capital
5.25% 2015                                          0.7                  518,776
-------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust
5.51% 2011                                          0.7                  501,328
-------------------------------------------------------------------------------------
Popular North America
3.88% 2008                                          0.6                  450,160
-------------------------------------------------------------------------------------
Residential Accredit Loans
5.55% 2046                                          0.6                  448,518
-------------------------------------------------------------------------------------
CS First Boston Mtge Securities
5.10% 2038                                          0.6                  438,523
-------------------------------------------------------------------------------------
Harborview Mtge Loan Trust
5.58% 2046                                          0.6                  425,000
-------------------------------------------------------------------------------------

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 7.9% of portfolio assets


------------------------------------------------------------------------------

10   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - CORE BOND FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                  Lipper
           RiverSource    Lehman Brothers      Intermediate
          VP - Core Bond  Aggregate Bond     Investment Grade
               Fund           Index               Index
 2/1/04       $10,000        $10,000             $10,000
8/31/04       $10,167        $10,225             $10,196
8/31/05       $10,537        $10,649             $10,643
8/31/06       $10,682        $10,831             $10,815


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Core Bond Fund (from 2/1/04 to 8/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   11

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Bond Fund

Below, the portfolio management team for RiverSource VP -Diversified Bond Fund discusses the Fund's results and positioning for the 12 months ended Aug. 31, 2006.

Q: How did RiverSource VP - Diversified Bond Fund perform for the annual period?

A: RiverSource VP - Diversified Bond Fund rose 1.58% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the unmanaged Lehman Brothers Aggregate Bond Index (Lehman Index), which gained 1.71%. The Fund's peer group, as represented by the Lipper Intermediate Investment Grade Index, returned 1.62% during the same period.

Q:    What factors most significantly affected the Fund's performance?

A: Increases in short-term interest rates had the greatest impact on the Fund. Short-term interest rates were forced higher by the Federal Reserve Board (the Fed), which raised its target for the federal funds rate, an interest rate that affects short-term rates, to 5.25% from 3.50%. In early August, the Fed observed its first pause in its two-year tightening cycle, noting that economic growth appeared to be moderating somewhat and inflation pressures -- though elevated -- were expected to recede over the balance of the year and into 2007. As a result of this Fed pause, rates declined during August in a sharp reversal of what had been a steady rise in interest rates. Thus, most of the Fund's returns were achieved during this last month of the fiscal year.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Diversified Bond Fund                                 +1.58%
Lehman Brothers Aggregate Bond Index (unmanaged)                       +1.71%
Lipper Intermediate Investment Grade Index                             +1.62%

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

      Given the rising interest rate environment throughout the majority of the fiscal year, we maintained a defensive posture on duration, which helped mitigate the Fund's interest rate risk. Duration is a measure of the Fund's sensitivity to interest rate changes. Also, while interest rates moved higher across the fixed income yield curve during most of the annual period, they did so significantly more so at the short-term end of the curve than at the long-term end. This resulted in a continued flattening of the yield curve. The Fund therefore also benefited during much of the period from its moderate exposure to bonds with shorter maturities in favor of those with longer maturities, i.e., its yield curve flattening bias.

      Also helping the Fund's results was its issue selection within the mortgage-backed securities sector of the fixed income market. The Fund's defensive positioning in higher coupon mortgages, adjustable rate mortgages (ARMs) and collateralized mortgage obligations (CMOs) helped results, as these securities outperformed Treasuries during the 12 months ended Aug. 31, 2006.

      Also contributing positively to the Fund's performance during the annual period was its positioning in non-U.S. dollar bonds, or bonds denominated in foreign currencies. The U.S. dollar weakened vs. most major international currencies, including the euro and the British pound, during the fiscal year, increasing the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, a weakening U.S. dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms and vice versa.

      Finally, an allocation to high yield corporate bonds further boosted the Fund's return, as high yield corporate bonds were among the best-performing fixed income sectors during the period.

      Conversely, detracting from the Fund's return was its comparatively greater emphasis on higher quality investments than its benchmarks. While the portfolio's securities performed well, they did not keep pace with even stronger performance by the riskier segments of the market, and so the Fund's performance lagged relative to the Lehman Index.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained a shorter duration position than the Lehman Index for most of the annual period. However, by May, 10-year Treasury yields breached the 5% level and we began to anticipate the Fed nearing an end to its tightening cycle. We moved toward a neutral duration position relative to the Lehman Index.

      We increased the Fund's already sizable allocation to mortgage-backed securities by reducing its exposure to agencies and investment-grade corporate bonds. In June, we initiated a yield curve steepening bias by selling


------------------------------------------------------------------------------

12   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

      longer-maturity bonds in favor of two-year Treasuries, in an effort to take advantage of our expectation that long-term rates will rise more than short-term rates over the coming months. The Fund's portfolio turnover rate for the annual period was 292%.

Q:    How do you intend to manage the Fund in the coming months?

A: U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low given our view that the economy may slow modestly. We would characterize the slowing economy as a "soft landing" and we think inflation may be nudged higher over the remainder of 2006. Thus, we believe the Fed is likely to pause with its targeted federal funds rate at its current 5.25% for an extended period of time.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

      Based on this view, we intend to maintain the Fund's duration only modestly shorter than the Lehman Index for the near term and we continue to favor shorter maturity notes over longer maturity bonds. We intend to maintain the Fund's modest exposure to investment-grade corporate bonds and its more significant allocations to mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. Mortgages remain an attractive source of yield, given our view that interest rates will likely be rather range-bound during the next several months. However, the strong performance of mortgages toward the end of the annual period will likely lead us to moderately reduce the Fund's still significant allocation to the sector. As always, we will maintain a disciplined focus on individual security selection.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +1.58%
------------------------------------------------------------------------------
3 years                                                                 +3.88%
------------------------------------------------------------------------------
5 years                                                                 +3.90%
------------------------------------------------------------------------------
10 years                                                                +4.98%
------------------------------------------------------------------------------
Since inception (10/13/81)                                              +9.01%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +3.42%
------------------------------------------------------------------------------
3 years                                                                 +3.29%
------------------------------------------------------------------------------
5 years                                                                 +4.11%
------------------------------------------------------------------------------
10 years                                                                +4.83%
------------------------------------------------------------------------------
Since inception (10/13/81)                                              +9.02%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Mortgage-Backed                              38.6%
U.S. Government Obligations & Agencies       22.4%
Corporate Bonds(1)                           13.4%
Short-Term Securities(2)                     13.0%         [PIE CHART]
Commercial Mortgage-Backed                   10.5%
Asset-Backed                                  2.0%
Foreign Government                            0.1%

(1)   Includes Telecommunication 4.6%, Utilities 2.7%, Consumer Discretionary
      1.5%, Financials 1.5%, Consumer Staples 0.9%, Health Care 0.9%, Energy
      0.7%, Industrials 0.5% and Materials 0.1%.

(2) Of the 13.0%, 2.1% is due to security lending activity and 10.9% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
Verizon Pennsylvania
5.65% 2011                                          1.3%               $35,321,132
--------------------------------------------------------------------------------------
Nextel Communications
5.95% 2014                                          1.0                 26,351,888
--------------------------------------------------------------------------------------
TELUS
8.00% 2011                                          1.0                 25,556,563
--------------------------------------------------------------------------------------
Harborview Mtge Loan Trust
5.70% 2046                                          0.7                 18,250,000
--------------------------------------------------------------------------------------
Telecom Italia Capital
5.25% 2015                                          0.7                 18,222,600
--------------------------------------------------------------------------------------
CDC Commercial Mtge Trust
5.68% 2030                                          0.7                 17,689,203
--------------------------------------------------------------------------------------
CS First Boston Mtge Securities
5.10% 2038                                          0.6                 16,517,664
--------------------------------------------------------------------------------------
Ford Credit Floorplan Master Owner Trust
5.51% 2011                                          0.6                 16,142,761
--------------------------------------------------------------------------------------
Popular North America
3.88% 2008                                          0.6                 16,060,547
--------------------------------------------------------------------------------------
Residential Accredit Loans
5.55% 2046                                          0.6                 15,349,276
--------------------------------------------------------------------------------------

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 7.8% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   13

RiverSource VP - Diversified Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE VP - DIVERSIFIED BOND FUND

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                       Lipper
            RiverSource VP -   Lehman Brothers      Intermediate
            Diversified Bond   Aggregate Bond     Investment Grade
                  Fund             Index               Index
1996             $10,000          $10,000             $10,000
1997             $11,224          $11,000             $10,959
1998             $11,397          $12,163             $12,000
1999             $11,670          $12,260             $12,053
2000             $12,218          $13,187             $12,846
2001             $13,448          $14,815             $14,427
2002             $13,878          $16,017             $15,271
2003             $14,503          $16,715             $16,093
2004             $15,347          $17,740             $17,081
2005             $16,002          $18,476             $17,829
2006             $16,255          $18,792             $18,118


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Bond Fund (from 9/1/96 to 8/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

14   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Diversified Equity Income Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Diversified Equity Income Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the annual period?

A: RiverSource VP - Diversified Equity Income Fund returned 15.19% for the 12 months ended Aug. 31, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 13.96% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 10.63% during the same time frame.

Q:    What factors most significantly affected the Fund's performance?

A: Overall, our ability to successfully navigate three distinct market trends contributed most to the Fund's annual performance. Industry allocation was critical during the early months of the period when the aftermath of the Gulf Coast hurricanes dominated, putting severe pressure on certain segments of the financials sector. Sector exposure was perhaps most important from the market's October lows through April, when the high volatility of energy prices drove market performance. Finally, from May through August, as the market experienced both dramatic sell-offs and sharp relief rallies, stock selection was key.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Diversified Equity Income Fund                        +15.19%
Russell 1000(R) Value Index (unmanaged)                                +13.96%
Lipper Equity Income Funds Index                                       +10.63%

(See "The Fund's Long-term Performance" for Index descriptions)

      More specifically, for the fiscal year overall, the Fund's significant exposure to materials and processing, the best performing industry within the Russell Index during the period, boosted the Fund's return. A modest allocation to electric utilities and a sizable exposure to telecommunication stocks helped the Fund's 12-month returns as well. AT&T, BellSouth, Qwest Communications and Telefonos de Mexico were the strongest performers among the Fund's holdings within the telecommunication industry.

      Industry selection within the energy sector further contributed to the Fund's results. A sizable position in oil services companies and a modest exposure to exploration and production companies particularly helped. A significant position in the strongly performing oil services company McDermott Intl contributed to the Fund's performance. Stock selection within the integrated oils segment of the energy sector also contributed notably to the Fund's results. Having only a modest exposure to Exxon Mobil and a more sizable position in Petrobras proved especially prudent. In transportation, Fund holding AMR was a strong individual stock performer.

      Detracting somewhat from the Fund's results was a modest allocation to the strongly performing financials sector overall. Within the sector, having greater exposure than the Russell Index to property and casualty insurance companies, which understandably suffered in the aftermath of the devastation caused by the Gulf Coast hurricanes, and a lesser allocation to banks, which performed well during the period, also hurt the Fund's performance. Stock selection within financials further detracted. Positions in property and casualty insurers Montpelier Re Holdings and XL Capital, which performed poorly, detracted from the Fund's returns as did having only a modest position in JPMorgan Chase, which performed well.

      A more modest detractor from the Fund's results was stock selection in the consumer discretionary sector, with Home Depot and Royal Caribbean Cruises among the poorer performers. In other sectors, Tenet Healthcare saw its share price decline upon continued weakness in hospital admission trends, among other factors, and technology bellwether Intel struggled with missteps vs. competitor Advanced Micro Devices.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   15

RiverSource VP - Diversified Equity Income Fund

Q:    What changes did you make to the Fund's portfolio during the period?

A: Overall, we maintained the Fund's bias toward cyclical sectors, but we reduced the Fund's exposure to these sectors during the period in favor of the more defensive segments of the equity market. Specifically, during the annual period, we reduced the Fund's positions in materials and processing and producer durables industries. We increased the Fund's allocations to the electric utilities industry as well as to health care, financials and consumer staples.

      Among individual stocks, of particular note was our addition to the Fund's position in Pfizer. We liked Pfizer for the relative valuation of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D.

Q:    How do you intend to manage the Fund in the coming months?

A: We believe economic growth will slow modestly in the last quarter of 2006 and into 2007, as consumer spending is impacted, among other factors, by a softening in the housing market. While we are still constructive regarding the U.S. economy going forward, we intend to continue making adjustments in the portfolio to take into account the broader uncertainties that may be caused by the ripple effect of a slowdown in the residential housing market. Our view of longer-term drivers remains reflected in the Fund's significant allocations to the producer durables, energy and materials and processing industries. At the same time, our recent additions to the Fund's health care and utilities exposure are intended to lessen the economic-sensitivity of the portfolio in the coming months.

      As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                 +15.19%
------------------------------------------------------------------------------
3 years                                                                +19.35%
------------------------------------------------------------------------------
5 years                                                                +10.77%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +8.66%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +14.82%
------------------------------------------------------------------------------
3 years                                                                +20.62%
------------------------------------------------------------------------------
5 years                                                                +13.41%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +8.80%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                                   27.4%
Industrials                                  17.0%
Energy                                       15.2%
Telecommunication Services                    8.6%         [PIE CHART]
Health Care                                   8.3%
Consumer Discretionary                        4.9%
Other(1)                                     18.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.6%, Consumer Staples 4.3%, Information Technology
      3.5%, Utilities 3.3% and Short-Term Securities(2) 2.9%.

(2) Of the 2.9%, 0.8% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
Bank of America                                     3.3%               $96,885,738
--------------------------------------------------------------------------------------
Pfizer                                              3.0                 88,978,893
--------------------------------------------------------------------------------------
Citigroup                                           2.9                 86,002,245
--------------------------------------------------------------------------------------
AT&T                                                2.5                 72,268,918
--------------------------------------------------------------------------------------
McDermott Intl                                      2.4                 71,514,484
--------------------------------------------------------------------------------------
Altria Group                                        2.2                 65,288,468
--------------------------------------------------------------------------------------
Caterpillar                                         2.2                 62,974,310
--------------------------------------------------------------------------------------
Exxon Mobil                                         2.1                 60,372,468
--------------------------------------------------------------------------------------
St. Paul Travelers Companies                        2.0                 59,063,983
--------------------------------------------------------------------------------------
ACE                                                 1.8                 52,755,870
--------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 24.4% of portfolio assets


------------------------------------------------------------------------------

16   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource
            VP - Diversified     Russell 1000(R) Value      Lipper Equity
           Equity Income Fund           Index             Income Funds Index
10/1/99          $10,000               $10,000                $10,000
8/31/00          $10,421               $10,793                $10,834
8/31/01          $10,688               $10,672                $10,585
8/31/02          $ 8,961               $ 9,271                $ 9,159
8/31/03          $10,484               $10,349                $ 9,953
8/31/04          $12,322               $12,162                $11,411
8/31/05          $15,475               $14,213                $13,039
8/31/06          $17,826               $16,197                $14,425


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Equity Income Fund (from 10/1/99 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   17

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Emerging Markets Fund

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) describe the Fund's results and positioning for the 12 months ended Aug. 31, 2006.

Q: How did RiverSource VP - Emerging Markets Fund perform for the 2006 fiscal year?

A: The Fund returned 30.97% for the 12-month period ended Aug. 31, 2006. The Fund was basically aligned with the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), which returned 30.99% for the period. The Fund outperformed its peer group, the Lipper Emerging Markets Funds Index, which rose 29.76% for the 12-month time frame.

Q:    What factors most significantly affected performance?

A: Asset allocation, sector and stock selection contributed to performance over the Fund's fiscal year. Throughout the year, asset allocation was the key driver of performance. Regionally, Latin America, Europe Middle East and Africa (EMEA) and Asia were up 39.6%, 29.4% and 28.7%, respectively.

      Standout contributors included Brazil (approximately 18% of the Fund) and Russia (approximately 16% of the Fund). Brazil turned in very strong performance for the period at 44% and Russia was up 74% over the period. The MSCI Index's weighting for both Brazil and Russia was 10%, so our overweight of these two countries versus the MSCI Index was a positive contributor.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Emerging Markets Fund                                 +30.97%
MSCI Emerging Markets Index (unmanaged)                                +30.99%
Lipper Emerging Markets Funds Index                                    +29.76%

(See "The Fund's Long-term Performance" for Index descriptions)

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

      Throughout the year, we have focused on key investment themes, which have benefited the Fund, namely commodities and domestic consumption. Both Brazil and Russia are commodity producing economies. They continued to benefit from very strong commodity prices and from what we believe is a long-term growth trend in China. The outlook for China's appetite for commodities, such as iron ore from Brazil and oil from Russia, remains strong in light of China's projected growth and perpetual building of infrastructure and other projects.

      Profits from selling commodities and commodity-related products have circled back and brought benefits to the domestic economies of exporting countries, such as Brazil and Russia. Among the industries that have indirectly benefited are the banking sector, media and telecom in Russia; and airlines, retail and real estate in Brazil.

      Several other countries detracted from performance. South Africa was one of the Fund's main detractors over the period, up 21% relative to the Fund's return. Over the year, the Fund has built a sizeable South African position, and during the second half of the period, it has underperformed. Another disappointment to the Fund was India. We have been underweight relative to the MSCI Index in India because we considered stocks in India to be expensive and also riskier compared to other places, such as Brazil. We felt that our money could work harder elsewhere, so we reduced the Fund's position in India and missed out on its market appreciation, especially in the second half of the year. India was up approximately 48% over the period. Finally, the Fund had a sizable position in the banking sector in Turkey. The market there peaked in February 2006, and we retained the position. Shortly after, the market sold off on fears that U.S. interest rates would rise, and we sold out of the Fund's position.

      Individual stocks in various sectors that contributed to performance over the period, included mining company Companhia Vale Do Rio Doce (Brazil), Samsung Electronics (South Korea), LUKOIL (Russia), America Movil (Mexico) and Gazprom (Russia). Some stocks that hindered performance included retailer Truworths Intl (South Africa), commercial bank Akbank (Turkey), technology company Lipman (Israel) and food retailer Pyaterochka (Russia).

Q:    What changes did you make to the portfolio during the period?

A: We reduced the Fund's position in Asia, although the region remained the largest percent of the portfolio at 34.4%. We lessened the Fund's exposure to India and Thailand. As mentioned above, we felt India has become overpriced; also we believed that the interest rate cycle in Thailand was not favorable for investments and had concerns with Thailand's political environment. Also, we reduced the Fund's overall position in technology, which impacted the Fund's weighting in Asia. We decreased the Fund's exposure to


------------------------------------------------------------------------------

18   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

      Taiwan Semiconductors Manufacturing. In the first half of the period, South Korea was our largest country exposure; at the end of the period it was third largest. We reduced the Fund's exposure to South Korea because growth there has slowed and the country's economy acted more like a developed market than an emerging one. Early in the period, we added South Korean company, Samsung Heavy Industries, specialized shipbuilders that enjoyed strong demand for their products. We later reduced the Fund's substantial holding in semiconductor manufacturer Samsung Electronics after its disappointing results from the first calendar quarter in 2006.

      Commodities and domestic consumption themes are evidenced in the high level of exports, growing trade surpluses and rise in consumer-facing industries in Brazil and Russia, the two largest country allocations in the Fund. In Brazil, mining company Companhia Vale Do Rio Doce is among the Fund's largest holdings and continues to benefit through its global exports including iron ore sales to China. In the first half of the period, we bought paper and pulp producer Aracruz Celulose, which has extremely low production costs. We also added Cyrela Brazil Realty, a real estate developer and GOL Linhas Aereas Inteligentes, a low cost, regional airline that benefits from travel within Brazil and operates with little competition and contained costs.

      In Russia, the oil sector has contributed significantly to performance, and we see this continuing. Russian oil company Gazprom was added during the period and, as of this writing, is the Fund's third largest holding. We have also added to Sberbank, a Russian bank that has approximately 45% of the market share in Russia. Loans are a big part of its business and growth prospects, particularly in the mortgage market, looked so promising to us that we consider Sberbank a core holding within the Fund's allocation to Russia.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
-----------------------------------------------------------------------------
1 year                                                                 +30.97%
------------------------------------------------------------------------------
3 years                                                                +29.08%
------------------------------------------------------------------------------
5 years                                                                +22.12%
------------------------------------------------------------------------------
Since inception (5/1/00)                                                +9.52%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +20.49%
------------------------------------------------------------------------------
3 years                                                                +28.54%
------------------------------------------------------------------------------
5 years                                                                +24.66%
------------------------------------------------------------------------------
Since inception (5/1/00)                                                +9.36%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COUNTRY BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Brazil                                       18.0%
Russia                                       16.0%
South Korea                                  11.3%
South Africa                                  9.7%
Mexico                                        9.1%
Taiwan                                        5.4%
Hong Kong                                     5.0%
China                                         4.2%
Cash & Short-Term Securities                  3.7%         [PIE CHART]
India                                         3.0%
Indonesia                                     2.1%
Luxembourg                                    1.7%
Hungary                                       1.6%
Chile                                         1.2%
Argentina                                     1.1%
Singapore                                     1.1%
Other(1)                                      5.8%

(1)   Includes Bermuda, Canada, Colombia, Netherlands, Panama, Philippine
      Islands, Thailand, Turkey and United Kingdom.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
Petroleo Brasileiro ADR                             4.9%               $20,993,967
--------------------------------------------------------------------------------------
Companhia Vale do Rio Doce ADR                      4.0                 17,242,756
--------------------------------------------------------------------------------------
Gazprom ADR                                         3.9                 17,015,488
--------------------------------------------------------------------------------------
America Movil ADR Series L                          3.8                 16,579,819
--------------------------------------------------------------------------------------
LUKOIL ADR                                          3.3                 14,062,473
--------------------------------------------------------------------------------------
Taiwan Semiconductor Mfg                            3.2                 14,002,486
--------------------------------------------------------------------------------------
Impala Platinum Holdings                            3.1                 13,528,999
--------------------------------------------------------------------------------------
Samsung Electronics                                 3.1                 13,176,535
--------------------------------------------------------------------------------------
China Mobile                                        2.5                 10,722,808
--------------------------------------------------------------------------------------
Unified Energy System ADR                           2.2                  9,527,069
--------------------------------------------------------------------------------------

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 34.0% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   19

RiverSource VP - Emerging Markets Fund

Q:    How are you positioning the portfolio going forward?

A: We believe that emerging markets will continue to perform well within periods of volatility, and with that in mind, the Fund is suitably positioned. We believe the shape of the portfolio and the sector allocations that we have in place are unlikely to change much because we still favor commodity producers over commodity importers. We also intend to keep the Fund's strategy largely focused on domestic growth companies.

      We continue to see the best opportunities in Latin America and in Russia. We are considering the Fund's exposure in South Africa at this point, and we are very aware that the retail sector in South Africa is looking very cheap. However, the macroeconomic environment does not look favorable.

      China, in our opinion, offers significant opportunities within Asia and expect to have a sizeable position in China for the foreseeable future. We also like India's prospects over the longer term, even though we find valuations quite expensive in the short-term.

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                    RIVERSOURCE VP - EMERGING MARKETS FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource
             VP - Emerging    MSCI Emerging      Lipper Emerging
              Markets Fund    Markets Index    Markets Funds Index
 5/1/00          $10,000         $10,000            $10,000
8/31/00          $ 9,397         $ 9,542            $ 9,630
8/31/01          $ 6,532         $ 6,887            $ 6,948
8/31/02          $ 6,888         $ 7,058            $ 7,125
8/31/03          $ 8,273         $ 9,123            $ 9,044
8/31/04          $ 9,732         $10,994            $11,105
8/31/05          $13,585         $15,655            $15,765
8/31/06          $17,793         $20,506            $20,456


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Emerging Markets Fund (from 5/1/00 to 8/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

20   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Fundamental Value Fund

RiverSource VP - Fundamental Value Fund is managed by Davis Selected Advisers, L.P., an independent money management firm.

Q: What factors most significantly affected the Fund's performance for the period?

A: Consumer discretionary companies were the most important contributors to the Fund's performance during the period. Stock selection within the sector was also positive with Comcast and Harley-Davidson among the top contributors to performance.

      The Fund's largest holdings were in the consumer staples sector, diversified financials industry and insurance industry, all of which contributed to the Fund's performance. Altria Group, a consumer staples holding, and insurance companies Berkshire Hathaway and Loews were among the Fund's top contributors to performance. In addition, the Fund's holdings in banking and health care companies contributed to performance. HSBC, Golden West Financial, Caremark and HCA were among the top contributors to performance.

      The Fund's holdings within the telecommunication services, materials and energy sectors detracted from performance. Sprint Nextel and SK Telecom, two telecommunication service companies, detracted from performance during the period along with materials company Martin Marietta. Energy companies Transocean and EOG Resources were also among the top detractors from performance as was computer giant Dell.

Q:    How are you positioning the Fund going forward?

A: Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

      The Fund's investment strategy is to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                                   36.2%
Consumer Staples                             14.4%
Consumer Discretionary                       12.4%
Energy                                       11.4%         [PIE CHART]
Short-Term Securities                         7.3%
Industrials                                   5.4%
Other(1)                                     12.9%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Information Technology 4.8%, Materials 3.7%, Health Care 2.8% and Telecommunication Services 1.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
Altria Group                                        4.9%               $11,706,730
--------------------------------------------------------------------------------------
American Express                                    4.3                 10,275,773
--------------------------------------------------------------------------------------
American Intl Group                                 4.3                 10,266,722
--------------------------------------------------------------------------------------
JPMorgan Chase & Co                                 4.3                 10,140,173
--------------------------------------------------------------------------------------
ConocoPhillips                                      4.1                  9,878,587
--------------------------------------------------------------------------------------
Tyco Intl                                           4.0                  9,433,351
--------------------------------------------------------------------------------------
Costco Wholesale                                    3.5                  8,385,236
--------------------------------------------------------------------------------------
Berkshire Hathaway Cl B                             3.2                  7,730,045
--------------------------------------------------------------------------------------
HSBC Holdings ADR                                   3.0                  7,228,638
--------------------------------------------------------------------------------------
Comcast Special Cl A                                3.0                  7,219,668
--------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 38.6% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   21

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Bond Fund

Below, Nic Pifer, portfolio manager for RiverSource VP -Global Bond Fund discusses the Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q:    How did RiverSource VP - Global Bond Fund perform for the annual period?

A: RiverSource VP - Global Bond Fund returned 1.27% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which gained 1.58%. The Fund's peer group, as represented by the Lipper Global Income Funds Index, returned 2.42% during the same period.

Q:    What factors most significantly affected the Fund's performance?

A: Currency markets had the most positive impact on the Fund's annual performance, as the U.S. dollar fell for the 12 months ended Aug. 31, 2006. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases. Partially offsetting the positive effect of the falling U.S. dollar was the impact of rising bond yields in all the major markets, which virtually negated the coupon income from the bonds themselves. Bond prices and yields move in opposite directions: as interest rates rise, bond prices fall and vice versa. Global bonds produced rather flat returns for the fiscal year overall.

      Relative to the Lehman Global Index, the Fund benefited most from effective currency positioning and duration management. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand during the annual period. The Fund also maintained its modest exposure to the U.S. dollar and the

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Global Bond Fund                                       +1.27%
Lehman Brothers Global Aggregate Index (unmanaged)                      +1.58%
Lipper Global Income Funds Index                                        +2.42%

(See "The Fund's Long-term Performance" for Index descriptions)

      yen. The Fund benefited most from its weightings in the U.S. dollar, the euro, other European currencies and the yen, as the U.S. dollar weakened vs. the euro and the British pound and strengthened vs. the yen. The Fund's positioning in the "dollar bloc" currencies detracted somewhat from performance.

      We maintained the Fund's duration, a principal measure of interest rate risk, shorter than that of the Lehman Global Index for much of the annual period. This stance was based on our view that the world's major central banks would raise interest rates given the pace of economic growth. The U.S. Federal Reserve Board (the Fed) did, in fact, raise the targeted federal funds rate several times during the period as did the European Central Bank. In the spring, the Bank of Japan took the first step to move away from its zero interest rate policy and raised interest rates for the first time in five years by 25 basis points (0.25%). As global bond yields generally moved up rather substantially during the annual period, the Fund's short duration positioning helped results.

      The Fund's country allocation helped the Fund's results. The Fund's overweight in core European bonds and its underweight-to-neutral position in U.S. bonds detracted from results, but this was outweighed by the positive effects of the Fund's underweight in Japanese bonds and its overweights in the "dollar bloc" government bond markets and the European markets of Poland and Norway.

      On a sector basis, the Fund benefited from its exposure to high yield corporate bonds, especially during the first half of the fiscal year. Throughout the period, the Fund benefited from its allocation to and issue selection within mortgage-backed securities and commercial mortgage-backed securities (CMBS). Of course, the majority of the Fund's holdings remained in the government bond sector.

      Detracting most from the Fund's results relative to the Lehman Global Index was its yield curve positioning in the U.K. and Japanese bond markets. The Fund underperformed its Lipper group due primarily to the Fund's more conservative risk profile during the period than many of its peers. For example, the Fund had just a small exposure to emerging market bonds, which performed quite well, especially during the last months of 2005.

Q:    What changes did you make to the Fund's portfolio during the period?

A: While still maintaining a significant exposure, we pared back the Fund's position in the euro and other European currencies following the U.S. dollar's significant decline in late April and early May. We redeployed most of those assets into the U.S. dollar, moving from an underweight to an overweight position. This strategy proved prudent, as the U.S. dollar strengthened somewhat.


------------------------------------------------------------------------------

22   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

      Within sectors, we further reduced the Fund's already modest positions in U.S. and European investment grade corporate bonds as well as in agencies and other government-related bonds, and we increased the Fund's already sizable positions in AAA-rated CMBS, pass-through mortgages and European covered bonds. We view CMBS as high-quality substitutes for corporate bonds. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. European covered bonds are debt instruments secured by a cover pool of mortgage loans (property as collateral) or public-sector debt to which investors have a preferential claim in the event of default. This added exposure to mortgages proved well-timed, having implemented the strategy just before a strong run in the sector.

Q:    How do you intend to manage the Fund in the coming months?

A: While central banks' tightening policies dominated the global bond markets during the past couple of years, we believe we are now entering a period of neutral or static bank policy shifts and thus largely range-bound moves in bond yields, especially in the U.S. During the coming months, we may still see some upward movement of yields in the Japanese and European bond markets, given that the Bank of Japan has indicated a steady but notably slow path to higher interest rates and that the European Central Bank may hike interest rates a couple more times before likely going on hold some time in 2007. However, in our view, the Fed's pause in early August is likely the start of an extended period with the targeted federal funds rate at 5.25%. Global economic growth appears to be slowing to near-trend levels, which should ultimately reduce inflation pressures.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +1.27%
------------------------------------------------------------------------------
3 years                                                                 +6.13%
------------------------------------------------------------------------------
5 years                                                                 +7.15%
------------------------------------------------------------------------------
10 years                                                                +5.33%
------------------------------------------------------------------------------
Since inception (5/1/96)                                                +5.38%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +3.09%
------------------------------------------------------------------------------
3 years                                                                 +4.31%
------------------------------------------------------------------------------
5 years                                                                 +7.04%
------------------------------------------------------------------------------
10 years                                                                +5.17%
------------------------------------------------------------------------------
Since inception (5/1/96)                                                +5.33%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COUNTRY BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

United States                                36.8%
Japan                                         9.5%
Germany                                       8.8%
France                                        5.9%
Cash & Short-Term Securities                  4.8%
United Kingdom                                4.6%
Italy                                         4.3%
Canada                                        2.9%
Netherlands                                   2.9%
Spain                                         2.9%         [PIE CHART]
Ireland                                       2.4%
Greece                                        2.3%
Belguim                                       1.9%
Australia                                     1.5%
Poland                                        1.4%
Norway                                        1.3%
Austria                                       1.0%
New Zealand                                   1.0%
Other(1)                                      3.8%

(1)   Includes Brazil, Czechoslovakia Federated Republic, Denmark, Malaysia,
      Mexico, South Africa, South Korea, Supra-National and Sweden.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
Govt of Japan
1.70% 2009                                          3.6%               $25,209,017
--------------------------------------------------------------------------------------
Buoni Poliennali Del Tesoro (Italy)
6.00% 2007                                          2.9                 20,585,955
--------------------------------------------------------------------------------------
Bundesrepublik Deutschland (Germany)
3.75% 2013                                          2.5                 17,925,652
--------------------------------------------------------------------------------------
Govt of Spain
5.15% 2009                                          2.4                 16,829,659
--------------------------------------------------------------------------------------
Irish Govt
4.25% 2007                                          2.4                 16,688,903
--------------------------------------------------------------------------------------
United Kingdom Treasury
5.00% 2012                                          2.2                 15,555,547
--------------------------------------------------------------------------------------
Bundesrepublik Deutschland (Germany)
6.50% 2027                                          2.2                 15,342,892
--------------------------------------------------------------------------------------
Govt of France
5.00% 2012                                          2.0                 14,183,515
--------------------------------------------------------------------------------------
Govt of France
4.00% 2013                                          2.0                 14,064,346
--------------------------------------------------------------------------------------
Govt of Japan
1.00% 2012                                          2.0                 13,939,862
--------------------------------------------------------------------------------------

Note: Certain foreign investments risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 24.2% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   23

RiverSource VP - Global Bond Fund

      Given this benign view for the major central banks, we feel comfortable with the Fund's current positioning. We intend to maintain the Fund's generally conservative profile, a stance that particularly helped the Fund's performance during the volatile months of April and May and which we believe will benefit the Fund during the coming months as well. We intend to maintain the Fund's comparatively short duration and its neutral position on the U.S. dollar.

      As always, we constantly monitor the market for changing conditions and regularly re-evaluate the Fund's duration, sector, country, yield curve, and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                       RIVERSOURCE VP - GLOBAL BOND FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource       Lehman Brothers
            VP - Global Bond   Global Aggregate      Lipper Global
                  Fund               Index        Income Funds Index
1996             $10,000            $10,000            $10,000
1997             $10,643            $10,445            $10,752
1998             $11,050            $11,483            $10,914
1999             $11,326            $11,701            $11,300
2000             $11,107            $11,555            $11,405
2001             $11,900            $12,415            $12,218
2002             $12,832            $13,535            $12,923
2003             $14,059            $14,691            $14,228
2004             $15,542            $16,208            $15,565
2005             $16,591            $17,197            $16,652
2006             $16,802            $17,468            $17,055


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Bond Fund (from 9/1/96 to 8/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

24   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Global Inflation Protected Securities Fund

Effective Sept. 12, 2005, RiverSource VP - Global Inflation Protected Securities Fund changed its name and strategy to invest in global inflation protected securities, which include those issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations. Below, portfolio managers Jamie Jackson and Nic Pifer discuss the Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - Global Inflation Protected Securities Fund perform for the annual period?

A: RiverSource VP - Global Inflation Protected Securities Fund gained 2.18% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers Global Inflation Linked Index, which gained 2.73%. The Blended Index (made up of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index) returned 2.13%. The Lehman Brothers U.S. Treasury Inflation Protected Securities Index (Lehman Index) advanced 1.53% for the same time frame.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund benefited from its significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. The increase in overall U.S. inflation that accrued to the Fund during the annual period was 4.32%. It is important to note that on a monthly basis, the inflation rate registered several outsized spikes and drops throughout the 12-month

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Global Inflation Protected Securities Fund              +2.18%
Lehman Brothers Global Inflation Linked Index (unmanaged)                +2.73%
Lehman Brothers U.S. Treasury Inflation Protected Securities Index
(unmanaged)                                                              +1.53%
Blended Index (unmanaged)                                                +2.13%

(See "The Fund's Long-term Performance" for Index descriptions)

      period. For example, partly in response to higher energy prices caused by tight supply and by disruptions in domestic energy infrastructure following the Gulf Coast hurricanes, overall inflation surged at a monthly rate of 1.2% in September 2005. This rate of increase, which translated to an annualized accretion rate of 15.7%, was virtually unheard of and was higher than it had been at any point since TIPS were introduced in 1997.

      When reviewing the performance of TIPS, it is critical to distinguish between overall inflation and core inflation. Overall inflation takes into consideration food and energy as a component of the cost of living. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual inflation came in higher than expected for much of the period, and that higher inflation got passed through the assets in the Fund. For the 12-month period ended Aug. 31, 2006, overall inflation rose 3.8%, according to the latest available government data. In contrast, core inflation, a measure closely monitored by the Federal Reserve Board (the Fed), which excludes food and energy, often changes significantly on a monthly basis. Core inflation hovered close to 2% -- a rate considered neutral by the Fed -- for much of the period before moving outside the Fed's "comfort zone" toward the end of the fiscal year. For the 12-month period ended Aug. 31, 2006, core inflation rose 2.8%.

      The Fund benefited from holding no nominal U.S. Treasuries during the period, as TIPS outperformed nominal Treasury securities, or non-inflation protected Treasury securities, for the 12 months. TIPS benefited from rising inflation figures and from a more modest increase in yields compared to nominal Treasuries.

      Also contributing positively to the Fund's results was its defensive positioning in the form of duration, a measure of the Fund's sensitivity to interest rates, that was shorter than the Lehman Index for most of the period. We had the Fund positioned for higher rates, and TIPS yields did indeed rise during the period.

      Further benefiting the Fund was its position in non-U.S. dollar bonds. Non-U.S. dollar bonds are bonds denominated in foreign currencies. Non-U.S. dollar bonds performed well based on small rate increases in other countries.

      The Fund's exposure to U.K. inflation-linked bonds also contributed to performance during the first half of the fiscal year, as these bonds performed well during those months. The U.K. economy slowed in 2005 due to the impact of interest rate hikes by the Bank of England in 2003 to 2004. U.K. growth remained somewhat muted in contrast to that of the U.S. and a marked improvement in the Eurozone's economic outlook. A supply-demand balance at the long end of the U.K. curve also helped U.K. inflation-linked bonds perform well during the latter months of 2005.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   25

RiverSource VP - Global Inflation Protected Securities Fund

      Detracting somewhat from the Fund's annual results was the impact of increases in short-term interest rates. The Fed raised the targeted federal funds rate, an interest rate that affects short-term rates, seven more times during the 12 months before pausing at its early August meeting. These increases pushed the federal funds rate to 5.25% as of Aug. 31, 2006. As mentioned, yields of TIPS drifted higher during the period, which detracted from return, as bond yields and prices typically move in opposite directions. That said, longer maturity TIPS outperformed shorter maturity TIPS during the period, as the TIPS yield curve flattened, or the difference between short-term and long-term yields narrowed.

Q:    What changes did you make to the Fund's portfolio during the period?

A: The Fund emphasized intermediate-term securities at the start of the period. When the TIPS yield curve inverted in late December 2005, meaning short-term rates were higher than long-term rates, we shifted to what we call a barbell position, weighting the Fund to a mix of short-term and long-term bonds and lightening up on intermediate-term securities. This strategy was designed to enable the Fund to benefit from the recent cycle of rising short-term rates as well as from yields on long-term securities that were higher than those of intermediate-term securities.

      During the second half of the fiscal year, we established a modest Fund position in short-term maturity U.S. government agency inflation-linked bonds, as these securities offered attractive yields. We reduced the Fund's exposure to non-U.S. dollar bonds by hedging the foreign currencies. We also extended the Fund's duration a bit to bring it toward a neutral position relative to the Lehman Index. In anticipation of the Fed nearing an end of its current tightening cycle, we believed it would be appropriate to add some interest rate sensitivity to the Fund.

Q:    How do you intend to manage the Fund in the coming months?

A: What concerns the Fed is that with the economy operating at a relatively low unemployment rate and high level of capacity utilization in the industrial sector, elevated energy prices may find their way into other consumer prices. At the same time, concern about core inflation, which, as mentioned excludes the volatile food and energy components, increasing faster than desired by the Fed in the last several months of the period has some suggesting the Fed needs to resume its hiking of short-term interest rates. Others believe that the latest inflation figures matched expectations and thus the Fed may again forgo a rate hike when policymakers meet again. We believe the heart of the issue is whether the recent upturn in core inflation is temporary or not.

      We believe the upturn will prove temporary for several reasons. First, the source of the acceleration in core inflation in large part was a lagged response to the housing boom, which has already shown signs of slowing. Second, higher energy prices have not yet found their way into core prices in a meaningful way. Although this could change, it too likely would be temporary. Finally, economic growth is moderating, which should create some slack in the economy and help ease inflation pressures later this year and into next year. Our conclusion is that the Fed will be vigilant against inflation, but careful not to derail productivity-led economic growth. In short, we believe the Fed is likely to pause with the federal funds rate at 5.25% for an extended period of time. As a result, we intend to maintain the Fund's near-neutral duration, or interest rate risk, positioning for the near term.

      We will continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

------------------------------------------------------------------------------
COUNTRY BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

United States                                50.9%
United Kingdom                               16.6%
France                                        9.7%
Italy                                         6.8%
Cash & Short-Term Securities                  6.1%         [PIE CHART]
Japan                                         3.2%
Canada                                        2.9%
Germany                                       1.9%
Sweden                                        1.9%

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                   +2.18%
------------------------------------------------------------------------------
Since inception (9/13/04)                                                +3.76%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                   +2.36%
------------------------------------------------------------------------------
Since inception (9/13/04)                                                +3.63%
------------------------------------------------------------------------------


------------------------------------------------------------------------------

26   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
          RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource                          Lehman Brothers
              VP - Global                           U.S. Treasury
               Inflation        Lehman Brothers       Inflation
               Protected       Global Inflation       Protected       Blended
            Securities Fund      Linked Index     Securities Index     Index
 10/1/04        $10,000              $10,000           $10,000        $10,000
11/30/04        $10,115              $10,076           $10,096        $10,076
 2/28/05        $10,240              $10,209           $10,229        $10,209
 5/31/05        $10,487              $10,485           $10,505        $10,485
 5/31/05        $10,523              $10,547           $10,567        $10,547
11/30/05        $10,429              $10,504           $10,435        $10,460
 2/28/06        $10,577              $10,683           $10,557        $10,610
 5/31/06        $10,371              $10,455           $10,347        $10,391
 8/31/06        $10,753              $10,836           $10,728        $10,771


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Inflation Protected Securities Fund (from 10/1/04 to 8/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Inflation Linked Index, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index and a Blended Index consisting of a blend of the aforementioned indexes.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lehman Brothers U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Lehman Brothers U.S. Treasury Inflation Protected Securities Index.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   27

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Growth Fund

Below, Portfolio Manager Nick Thakore discusses RiverSource VP - Growth Fund's results and positioning for the 2006 fiscal year.

Q:    How did RiverSource VP - Growth Fund perform for the fiscal year?

A: RiverSource VP - Growth Fund returned 5.79% for the fiscal year ended Aug. 31, 2006. The Fund outperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which returned 3.68% for the period. The Fund also significantly outperformed its peer group, represented by the Lipper Large-Cap Growth Funds Index, which advanced 1.49% for the same period.

Q:    What factors influenced the Fund's performance during the period?

A: U.S. stock markets advanced during the past 12 months, with value far outpacing growth across all market capitalizations. The Fund capitalized on opportunities in the large-cap growth universe, returning more than its peers and the Russell Index.

      Stock selection and sector allocations contributed equally to the Fund's outperformance during the period. Overall, the Fund's positioning in the information technology and consumer discretionary sectors was beneficial, while positioning in the telecommunication services and industrials sectors was disadvantageous.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Growth Fund                                             +5.79%
Russell 1000(R) Growth Index (unmanaged)                                 +3.68%
Lipper Large-Cap Growth Funds Index                                      +1.49%

(See "The Fund's Long-term Performance" for Index descriptions)

      Information technology stocks in general had a difficult year, particularly in the final months of the fiscal period and the Fund's underweight compared to the Russell Index was beneficial. Stock selection also added to performance. Competition had increased in areas such as personal computers and, consequently, several price wars had erupted by fiscal year-end. A few large technology companies suffered in this environment, and the Fund's underweight positions compared to the Russell Index shielded it from the impact of declines. Additionally, the Fund benefited from its holdings of selected cellular phone manufacturers, which have delivered strong secular growth, and from exposure to leading internet companies that have gained market share.

      In the consumer discretionary sector, we had de-emphasized retail stocks, which were an advantage as weaker home sales raised concerns about consumer spending. At the same time, the Fund was focused on more defensive consumer sectors such as cable and media. In the second half of the period, improving fundamentals among cable companies and strong free (i.e., available) cash flow trends in media stocks gave these areas a boost, particularly compared to retailers.

      We remained overweight in telecommunications, mainly wireless services, because we believe they offer a unique combination of a powerful secular trend, high free cash flow yields and a high growth rate. The sector performed well, rebounding from depressed valuations as cost-cutting improved fundamentals for many companies. However, the Fund's stock selection within the sector was a negative factor, primarily due to a large position in Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period.

      The Fund had less exposure to industrial stocks than the Russell Index. This positioning was detrimental as the industrial recovery was much stronger than expected and industrial stocks outperformed. Within the sector, stock selection also detracted from performance. The Fund had less emphasis on railroad, transport and shipping stocks, segments that performed very well during the period.

Q: What changes did you make to the Fund's portfolio during the 12-month period?

A: We added to the Fund's information technology and health care positions. In both sectors, underperformance over the last year created opportunities in selected stocks that exhibited favorable risk/reward potential. In general, we found more attractive opportunities among larger cap stocks.

      We reduced the Fund's weightings in energy and materials. We trimmed the energy position based on our concerns about inventory growth and a potential slowing in the global economy. Similarly, the materials sector has the potential to see a sharp slowdown in earnings as they are particularly exposed to global economic growth.


------------------------------------------------------------------------------

28   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Growth Fund

Q:    How are you positioning the Fund for the current environment?

A: With corporate margins at record levels, leading indicators pointing to the potential for margin erosion, and headwinds for the consumer appearing, profits will likely continue to decelerate, and may be below expectations.

      Given our current outlook, we have emphasized stable growth companies over cyclical growth companies, preferring to own strong growers less dependent on the economy. This has led to overweights in the telecommunication services, consumer staples, and health care sectors relative to the Russell Index.

      Our emphasis on larger cap stocks remained throughout the period. We continued to find an increasing number of opportunities, as companies still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

      In general, we believe the Fund holds stocks that, as a group, are likely to grow earnings faster than the market and are at attractive valuation levels.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +5.79%
------------------------------------------------------------------------------
3 years                                                                 +8.93%
------------------------------------------------------------------------------
5 years                                                                 +1.73%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               -4.48%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +5.90%
------------------------------------------------------------------------------
3 years                                                                 +9.35%
------------------------------------------------------------------------------
5 years                                                                 +5.34%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               -4.26%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Health Care                                  21.6%
Information Technology                       19.6%
Telecommunication Services                   17.3%
Consumer Discretionary                       14.7%         [PIE CHART]
Consumer Staples                             11.0%
Short-Term Securities                         4.7%
Other(1)                                     11.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Industrials 3.7%, Financials 3.1%, Energy 3.0% and Materials
      1.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
NTL                                                 8.5%               $51,849,406
--------------------------------------------------------------------------------------
Sprint Nextel                                       6.6                 40,219,702
--------------------------------------------------------------------------------------
Pfizer                                              3.6                 22,226,588
--------------------------------------------------------------------------------------
Google Cl A                                         3.3                 20,171,107
--------------------------------------------------------------------------------------
ALLTEL                                              3.2                 19,796,625
--------------------------------------------------------------------------------------
Cisco Systems                                       3.2                 19,522,788
--------------------------------------------------------------------------------------
Vodafone Group                                      2.9                 17,635,469
--------------------------------------------------------------------------------------
Exxon Mobil                                         2.5                 15,123,501
--------------------------------------------------------------------------------------
Microsoft                                           2.4                 14,903,359
--------------------------------------------------------------------------------------
Altria Group                                        2.3                 13,819,620
--------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 38.5% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   29

RiverSource VP - Growth Fund

THE FUND'S LONG-TERM PERFORMANCE

  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP - GROWTH FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource      Russell 1000(R) Growth     Lipper Large-Cap
            VP - Growth Fund           Index             Growth Funds Index
10/1/99          $10,000              $10,000                  $10,000
8/31/00          $13,859              $13,632                  $13,394
8/31/01          $ 6,670              $ 7,454                  $ 7,473
8/31/02          $ 5,154              $ 5,801                  $ 5,856
8/31/03          $ 5,633              $ 6,618                  $ 6,502
8/31/04          $ 5,894              $ 6,973                  $ 6,688
8/31/05          $ 6,881              $ 7,820                  $ 7,723
8/31/06          $ 7,279              $ 8,107                  $ 7,838


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Growth Fund (from 10/1/99 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

30   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - High Yield Bond Fund

Below, Scott Schroepfer, RiverSource VP - High Yield Bond Fund's portfolio manager, discusses the Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - High Yield Bond Fund perform for the annual period ended Aug. 31, 2006?

A: RiverSource VP - High Yield Bond Fund rose 5.76% for the 12-month period ended Aug. 31, 2006, outperforming its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which advanced 5.51% during the period. The Fund also outperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which returned 4.90% during the same time frame.

Q: What factors most significantly affected the Fund's performance during the 12-month period?

A: During the annual period, the Fund benefited from an overweight to B-rated securities relative to the JP Morgan Index. We also had a neutral weight to CCC-rated securities and both of these lower-rated segments of the market outperformed those rated BB.

      The Fund also benefited from strong security selection. We added positions to the Fund's portfolio in the auto industry and the paper and forest products industry. Specifically, the Fund's position in General Motors' financial services subsidiary GMAC performed well and contributed to performance. In addition, adding to the Fund's positions in New Page, a coated paper supplier, paid off during the period as the security contributed positively to performance.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - High Yield Bond Fund                                   +5.76%
JP Morgan Global High Yield Index (unmanaged)                           +5.51%
Lipper High Current Yield Bond Funds Index                              +4.90%

(See "The Fund's Long-term Performance" for Index descriptions)

      Finally, the Fund's greater-than-JP Morgan Index weight in the strongly performing telecommunication sector contributed to performance. In particular, Qwest Communications Intl. turned in strong results during the period and the Fund benefited. Within the wireline telecommunication industry, Windstream also performed well.

      A weaker performer for the Fund during the 12-month period was hospital management company LifeCare, which was impacted by Hurricane Katrina and expected changes in government reimbursement policies. Video and DVD retailer Movie Gallery also detracted from performance during the period as did Spectrum Brands, a consumer products company known for Rayovac batteries. The company posted weak results and underperformed.

Q: What changes did you make to the Fund and how is it currently positioned?

A: During the period, as the difference in yields between higher quality and lower quality bonds continued to grow tighter, we became more aggressive in upgrading the credit quality of the Fund's portfolio. We increased credit quality by selling some of the Fund's B-rated bonds and buying BB-rated bonds. As a result, the Fund's sizable allocation to B-rated bonds came down a bit and the Fund's current position in CCC-rated bonds is slightly less than the JP Morgan Index. The difference between owning B-rated securities and BB-rated was tight during the period meaning that the Fund just wasn't being rewarded for owning incrementally riskier positions.

      In addition, as we found attractive buying opportunities during the period, we added to the Fund's positions in certain cyclical industries such as paper and building materials. As some of the positions performed well and owning them paid off, we took down the Fund's positions.

      At the end of the annual period, the Fund had sizable allocations compared to the JP Morgan Index in such defensive industries as aerospace and defense and energy, particularly exploration and production companies. The Fund also had a significant exposure to the health care industry, telecommunications and media. The Fund had more modest exposure than the JP Morgan Index to the technology, auto, metals and mining industries at the end of the period.

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   31

RiverSource VP - High Yield Bond Fund

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      We believe that the U.S. may well be in the latter stages of the current economic recovery and may be entering a period when economic growth is expected to slow in what we would characterize as a "soft landing." We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth. We also believe the Federal Reserve Board's pause in August was likely the start of an extended pause.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

      Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not rising dramatically, may increase somewhat over the coming months. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We intend to continue upgrading credit quality in the Fund's portfolio. We also intend to build up the Fund's cash position over the very near term in anticipation of an increase in new issue volume within the high yield market this autumn. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +5.76%
------------------------------------------------------------------------------
3 years                                                                 +9.65%
------------------------------------------------------------------------------
5 years                                                                 +7.34%
------------------------------------------------------------------------------
10 years                                                                +5.13%
------------------------------------------------------------------------------
Since inception (5/1/96)                                                +4.97%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +7.96%
------------------------------------------------------------------------------
3 years                                                                 +9.08%
------------------------------------------------------------------------------
5 years                                                                 +8.86%
------------------------------------------------------------------------------
10 years                                                                +4.98%
------------------------------------------------------------------------------
Since inception (5/1/96)                                                +5.05%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Consumer Discretionary                         20.9%
Telecommunication                              20.8%
Materials                                      12.5%
Health Care                                     9.8%       [PIE CHART]
Industrials                                     7.7%
Utilities                                       7.5%
Other(1)                                       20.8%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Includes Energy 7.2%, Consumer Staples 5.7%, Short-Term Securities 5.4 and Financials 2.5%.

------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
------------------------------------------------------------------------------

                                          PERCENT                  VALUE
                                   (OF PORTFOLIO ASSETS)    (AT AUG. 31, 2006)
------------------------------------------------------------------------------
Williams Companies
7.63% 2019                                 1.5%                 $17,072,301
------------------------------------------------------------------------------
Embarq
7.08% 2016                                 1.3                   15,243,849
------------------------------------------------------------------------------
GMAC LLC
6.88% 2011                                 1.3                   14,999,707
------------------------------------------------------------------------------
INVISTA
9.25% 2012                                 1.2                   14,652,750
------------------------------------------------------------------------------
MGM MIRAGE
5.88% 2014                                 1.1                   13,181,349
------------------------------------------------------------------------------
RH Donnelley
6.88% 2013                                 1.1                   12,412,424
------------------------------------------------------------------------------
Windstream
8.63% 2016                                 1.0                   12,351,599
------------------------------------------------------------------------------
Ford Motor Credit
6.63% 2008                                 1.0                   11,849,886
------------------------------------------------------------------------------
Qwest
7.63% 2015                                 0.9                   11,011,662
------------------------------------------------------------------------------
LaBranche & Co
11.00% 2012                                0.9                   10,853,700
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 11.3% of portfolio assets


------------------------------------------------------------------------------

32   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - HIGH YIELD BOND FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource                                   Lipper High
            VP - High Yield       JP Morgan Global      Current Yield Bond
               Bond Fund          High Yield Index          Funds Index
1996            $10,000               $10,000                 $10,000
1997            $11,601               $11,526                 $11,556
1998            $11,720               $11,748                 $11,711
1999            $12,026               $12,310                 $12,348
2000            $11,835               $12,529                 $12,427
2001            $11,611               $12,535                 $11,491
2002            $10,528               $12,123                 $10,483
2003            $12,508               $14,828                 $12,768
2004            $14,258               $16,995                 $14,397
2005            $15,586               $18,559                 $15,698
2006            $16,484               $19,582                 $16,468


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - High Yield Bond Fund (from 9/1/96 to 8/31/06) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   33

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Income Opportunities Fund

Below, Brian Lavin, portfolio manager for RiverSource VP -Income Opportunities Fund discusses the Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - Income Opportunities Fund perform for the annual period?

A: RiverSource VP - Income Opportunities Fund returned 3.76% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which gained 4.25%. The Fund's peer group, as represented by the Lipper High Current Yield Bond Funds Index, returned 4.90% during the same period.

Q:    What factors most significantly affected the Fund's performance?

A: The Fund benefited most from its tactical allocation within the paper and forest products sector. During the last part of 2005, the paper and forest products sector underperformed the Merrill Lynch Index, and the Fund prudently had only a modest exposure. Buying on weakness and believing that certain industries within the sector were attractively priced and positioned well for positive performance in the coming months, we increased the Fund's position early in 2006. Indeed, the paper industry did perform well in 2006 year-to-date. Our security selection within the sector also helped the Fund's results, with MDP Acquisition, a cardboard box manufacturer, and NewPage, a white paper manufacturer, particularly strong performers.

      Security selection within the gaming and service industries also boosted the Fund's results relative to the Merrill Lynch Index. Securities issued by Native American gaming operations in Michigan and Louisiana performed especially well. So, too, did positions in Hertz, the rental car giant, and Cardtronics, a leading national provider of ATM machines to non-financial institutions, within the service sector.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Income Opportunities Fund                              +3.76%
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
Constrained Index (unmanaged)                                           +4.25%
Lipper High Current Yield Bond Funds Index                              +4.90%

(See "The Fund's Long-term Performance" for Index descriptions)

      Detracting somewhat from the Fund's results were modest allocations to the steel and general manufacturing and industrial areas, as these industries outperformed during the annual period. A position in health care's Select Medical also hurt the Fund's performance, as this security was pressured by changes in the company's reimbursement framework. Another holding that detracted from the Fund's performance was Spectrum Brands within the consumer staples sector, specifically Spectrum's battery manufacturer, Rayovac. The battery manufacturer experienced several difficult quarters due to industry-wide headwinds, such as increasingly competitive pricing pressures.

      Finally, the riskiest areas of the high yield bond market significantly outperformed higher quality bonds during the annual period. Because the Fund maintains a greater emphasis on bonds rated BB, performance relative to the Lipper peer group lagged.

Q:    What changes did you make to the Fund's portfolio during the period?

A: As mentioned, we increased the Fund's position in the paper and forest products industry in early 2006. We also added to the Fund's exposure to select regulated telecommunications companies with local dominance, with most of these securities being rated BB or above. Indeed, overall, we upgraded credit quality in the portfolio throughout the fiscal year, adding securities rated BB, as the risk premium between bonds rated BB and those rated B narrowed.

      Also, during much of the fiscal year, we had a significant exposure to floating rate securities. This strategy reflected our belief that floating rate issues, which are reset in line with changes in market rates, were attractively valued relative to fixed rate securities in a rising interest rate environment. Indeed, these floating securities enabled the Fund to capture higher rates throughout the frequent resets of these securities' yields. However, toward the end of the reporting period, we began reducing the Fund's position in floating rate securities in anticipation of the Federal Reserve Board nearing an end to its tightening cycle, favoring instead longer-dated, fixed rate securities that enabled the Fund to lock in higher yields.

      At the end of the annual period, the Fund had sizable allocations compared to the Merrill Lynch Index in such defensive industries as gaming, defense and energy, particularly exploration and production companies. The Fund also had a significant exposure to the health care industry. The Fund had more modest exposure than the Merrill Lynch Index to the technology, homebuilders and airlines industries at the end of the period.

Q:    How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while


------------------------------------------------------------------------------

34   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

      maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential.

      We have a bottom-up approach when selecting credits. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance in the near term.

      On the macro front, we believe that the U.S. may well be in the last stage of the current economic recovery and may be entering a period when economic growth is expected to slow in what we would characterize as a "soft landing." We further expect corporate earnings growth to slow, which along with slower productivity gains, rising energy and commodity costs and higher labor costs, will likely put pressure on profit growth. We also believe the Fed's pause in August was likely the start of a pause held for an extended period of time.

      Finally, while company fundamentals generally remain solid, we anticipate that the default rate within the high yield bond market, while not spiking dramatically, may increase somewhat over the coming months, as there has been more aggressive issuance within the high yield bond market of late and a greater percentage of bonds rated CCC coming into the market. Given this view, taking incremental risk when valuations do not justify it does not seem prudent. We also intend to build up the Fund's cash position over the very near term in anticipation of an increase in new issue volume within the high yield market this autumn. We further intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +3.76%
------------------------------------------------------------------------------
Since inception (6/1/04)                                                +7.45%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +5.66%
------------------------------------------------------------------------------
Since inception (6/1/04)                                                +7.70%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Telecommunication                              17.8%
Consumer Discretionary                         16.7%
Materials                                      12.7%
Utilities                                      10.6%       [PIE CHART]
Short-Term Securities                           9.5%
Energy                                          8.4%
Other(1)                                       24.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Industrials 7.9%, Health Care 6.3%, Financials 5.4%, Consumer
      Staples 4.6% and Asset-Backed 0.1%.

------------------------------------------------------------------------------
THE TEN LARGEST CORPORATE BOND HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)  (AT AUG. 31,  2006)
-------------------------------------------------------------------------------------
Dow Jones CDX HY
8.63% 2011                                          3.0%              $7,990,000
-------------------------------------------------------------------------------------
GMAC LLC
6.88% 2011                                          1.7                4,530,443
-------------------------------------------------------------------------------------
Williams Companies
7.63% 2019                                          1.4                3,745,350
-------------------------------------------------------------------------------------
Communications & Power Inds
8.00% 2012                                          1.4                3,712,637
-------------------------------------------------------------------------------------
Qwest
8.88% 2012                                          1.4                3,664,262
-------------------------------------------------------------------------------------
Salem Communications
7.75% 2010                                          1.4                3,621,722
-------------------------------------------------------------------------------------
Cott Beverages USA
8.00% 2011                                          1.1                3,037,500
-------------------------------------------------------------------------------------
Circus & Eldorado Jt Venture/Silver Legacy Capital
10.13% 2012                                         1.1                2,834,999
-------------------------------------------------------------------------------------
Mirant North America LLC
7.38% 2013                                          1.0                2,737,349
-------------------------------------------------------------------------------------
Southern Star Central
6.75% 2016                                          1.0                2,698,438
-------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 14.5% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   35

RiverSource VP - Income Opportunities Fund

THE FUND'S LONG-TERM PERFORMANCE

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                  RIVERSOURCE VP - INCOME OPPORTUNITIES FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                  Merrill Lynch U.S.
               RiverSource       High Yield Cash Pay         Lipper High
               VP - Income           BB-B Rated          Current Yield Bond
           Opportunities Fund     Constrained Index         Funds Index
 6/1/04         $10,000                  $10,000                $10,000
8/31/04          10,517                   10,477                 10,388
8/31/05          11,330                   11,352                 11,327
8/31/06          11,756                   11,834                 11,882


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Income Opportunities Fund (from 6/1/04 to 8/31/06) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

36   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - International Opportunity Fund

Below, RiverSource VP - International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) discuss the Fund's positioning and results for the fiscal year 2006.

Q: How did the RiverSource VP - International Opportunity Fund perform for the 12 months ended Aug. 31, 2006?

A: RiverSource VP - International Opportunity Fund gained 23.82% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which returned 24.78% for the period. The Fund outperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which gained 22.49 % for the same timeframe.

Q:    What factors most significantly affected the Fund's performance?

A: Strong stock selection and favorable asset allocation were the underpinning for the Fund's performance over the 12-month fiscal period. Energy and commodities were major themes for investing over the course of the year and contributed significantly to performance. Prices of oil and other commodities remained high due largely to strong global economies, solid global demand and limited supply. China, in particular, stands out as having both an extremely strong economy and a vast appetite for commodities, which are needed for their massive, long-term development.

      Oil and gas companies BG Group and PetroChina, which are domiciled in the U.K. and China, respectively, delivered strong performance over the period. The metals and mining sector also demonstrated very positive results with Swiss company Xstrata and South African companies Anglo American and Impala Platinum Holdings standing out over the period. The strong performance of the utilities sector was not reflected in the Fund's performance because

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - International Opportunity Fund                        +23.82%
MSCI EAFE Index (unmanaged)                                            +24.78%
Lipper International Large-Cap Core Funds Index                        +22.49%

(See "The Fund's Long-term Performance" for Index descriptions)

      we maintained a position that was less than that of the MSCI Index and did not fully participate in the sector's strong performance.

      Several other individual stocks were especially strong performers over the period. They include:

            Vallourec, a French engineering company that manufactures pipes benefited from the demand from the oil companies

            MAN, a German trucking company that has been a very strong performer benefiting from economic recovery and general demand for transport

            UBS, a Swiss bank, that benefited from general growth in the wealth management segment of banking and buoyancy in equity markets around the globe

      On the negative side, several sectors and companies lagged over the period and detracted from performance. The telecommunication services and information technology sectors lagged over the period, but the Fund was not significantly invested in these sectors. We largely avoided the telecom sector because prices have continually eroded. Excess capacity has hurt pricing and profits in this very competitive area. Information technology was another poor performing sector for the period. As the markets became more volatile and turbulent over the latter part of the reporting period, there was, however, strength in the consumer staples area. In general, we have maintained a limited exposure to this sector with stocks including U.K. retailers Tesco and William Morrison Supermarkets. In the current environment, we don't see significant value in the sector and have found other areas in which to invest.

Q:    What changes did you make to the Fund during the period?

A: The global demand for commodities, such as oil and iron ore, is why the Fund has maintained a strong focus on commodity-related industries and services. We increased the Fund's positions in several of the Fund's existing mining stocks, including South African companies Impala Platinum Holdings and Anglo American. We increased the Fund's position in Impala Platinum Holdings because the worldwide demand for platinum, which is used in a broad range of industries including automobile manufacturing, remains strong. Anglo American is a diverse mining company, which is currently reorganizing by selling off its paper production business, a move that we feel will benefit the company's stock price. We believe these companies show strong growth potential and will continue to benefit the Fund.

      We have also increased the Fund's holdings in the industrials sector. We expect this sector to benefit from a pickup in capital spending by companies that need to replace or improve their existing equipment. Also, we believe that infrastructure expenditure is likely to rise as well, driven, in part, by the huge scale development projects in places such as


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   37

RiverSource VP - International Opportunity Fund

      China. Over the period, we added some industrial companies, such as French company ALSTOM, which makes electrical equipment and utilities, and Keppel, a Singapore-domiciled company that is a leading player in refurbishing oil rigs and building specialized ships.

      We added several new pharmaceutical names to the Fund. Valuations are much more attractive than they have been for some time. Among the companies added over the period were the U.K. company AstraZeneca, Swiss company Novartis, Japanese company Takeda and Hungarian company Gedeon Richter, a producer and distributor of generic pharmaceuticals.

      We sold or trimmed some other holdings as well. We significantly cut back the Fund's automotive exposure. We sold Continental, Porsche and DaimlerChrysler. We feel that the high price of oil and increased prices for materials, such as rubber and steel, will further shrink the profit margins for auto manufacturers, so we have cut back the Fund's exposure in the automotive industry and sold out of some long-time holdings.

      We also sold the Fund's position in tobacco company Swedish Match, due to increased competition in the domestic market, Asahi Breweries because we chose to invest in other Japanese companies that directly benefited from the growing strength of their economy and Pernod Ricard, a French beverage company that recently merged with another company. The benefits of this merger were taking longer than previously anticipated, so we sold the Fund's position.

Q:    How are you positioning the Fund going forward?

A: Supply and demand drive the global markets. With commodities, such as oil and iron ore in such strong demand, we intend to continue the Fund's large positions in the energy and mining industries. Health care is also a continued focus for the Fund because of its long-term positive outlook based

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                 +23.82%
------------------------------------------------------------------------------
3 years                                                                +20.90%
------------------------------------------------------------------------------
5 years                                                                 +9.13%
------------------------------------------------------------------------------
10 years                                                                +4.53%
------------------------------------------------------------------------------
Since inception (1/13/92)                                               +5.92%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +18.66%
------------------------------------------------------------------------------
3 years                                                                +19.86%
------------------------------------------------------------------------------
5 years                                                                +11.01%
------------------------------------------------------------------------------
10 years                                                                +4.20%
------------------------------------------------------------------------------
Since inception (1/13/92)                                               +5.85%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COUNTRY BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Japan                                    24.4%
United Kingdom                           17.8%
France                                   11.3%
Switzerland                               9.5%
Germany                                   6.3%
Italy                                     4.1%
Hong Kong                                 2.6%
Netherlands                               2.6%
Australia                                 2.5%         [PIE CHART]
Spain                                     2.3%
South Africa                              2.1%
Cash & Short-Term Securities(1)           2.0%
Sweden                                    1.7%
South Korea                               1.5%
Mexico                                    1.3%
Canada                                    1.1%
Other(2)                                  6.9%

(1) Of the 2.0%, 0.4% is due to security lending activity and 1.6% is the Fund's cash equivalent position.

(2)   Includes Austria, Belgium, China, Denmark, Finland, Greece, Hungary,
      Indonesia, Ireland, Russia, Singapore and Taiwan.

THE TEN LARGEST HOLDINGS

                                                   PERCENT                VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
-------------------------------------------------------------------------------------
Roche Holding (Switzerland)                         2.4%               $30,759,726
-------------------------------------------------------------------------------------
UBS (Switzerland)                                   2.4                 30,607,007
-------------------------------------------------------------------------------------
BP (United Kingdom)                                 2.1                 26,175,919
-------------------------------------------------------------------------------------
Tesco (United Kingdom)                              1.9                 23,587,315
-------------------------------------------------------------------------------------
BG Group (United Kingdom)                           1.8                 23,031,807
-------------------------------------------------------------------------------------
Standard Chartered (United Kingdom)                 1.7                 21,477,589
-------------------------------------------------------------------------------------
Total (France)                                      1.7                 21,109,042
-------------------------------------------------------------------------------------
Banco Bilboa Vizcaya Argentaria (Spain)             1.7                 21,070,078
-------------------------------------------------------------------------------------
Allianz (Germany)                                   1.6                 20,258,347
-------------------------------------------------------------------------------------
AXA (France)                                        1.6                 20,218,627
-------------------------------------------------------------------------------------

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 18.9% of portfolio assets


------------------------------------------------------------------------------

38   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

      on demographic change, the aging population and increasing affluence. Companies such as Essilor Intl, the French manufacturer of corrective lenses, have found a profitable niche by successfully marrying function with fashion for aging consumers.

      Geographically, we see outstanding opportunities in emerging markets, with oil companies such as Gaz-Prom in Russia and PetroChina, as well as mining companies, such as Impala Platinum Holdings in South Africa. We believe that supply shortages and continuing strong demand from global economies -- particularly the U.S. and China -- will continue to support high prices globally.

      We also remain geographically overweight relative to the MSCI Index in Japan because we are optimistic about the economic growth outlook there. Although low inflation remains a concern, we expect companies' returns there to continue to improve. We expect to maintain the Fund's exposure to companies in Japan benefiting from the domestic economic recovery and this includes companies such as banks, brokers, and construction companies.

      The economic outlook in international markets remains reasonably healthy, and we are optimistic about the outlook for equities. We believe that international equity markets are attractively valued, and we remain constructive on the prospects facing the markets. Many companies have high levels of cash, which bodes well for capital expenditures and also supports an environment where mergers and acquisitions will continue.

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource                                Lipper International
             VP - International                            Large-Cap Core Funds
              Opportunity Fund       MSCI EAFE Index              Index
1996              $10,000                $10,000                 $10,000
1997              $10,935                $10,936                 $11,786
1998              $11,382                $10,950                 $11,952
1999              $13,907                $13,801                 $15,037
2000              $15,957                $15,154                 $18,180
2001              $10,069                $11,505                 $13,826
2002              $ 8,520                $ 9,815                 $11,950
2003              $ 8,817                $10,755                 $12,891
2004              $10,207                $13,239                 $15,070
2005              $12,584                $16,428                 $18,699
2006              $15,582                $20,499                 $22,904


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - International Opportunity Fund (from 9/1/96 to 8/31/06) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   39

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Equity Fund

Below, Portfolio Managers Bob Ewing and Nick Thakore discuss RiverSource VP - Large Cap Equity Fund's results and positioning for the the 2006 fiscal year. On March 17, 2006, the assets of RiverSource VP - New Dimensions Fund were merged into RiverSource VP - Large Cap Equity Fund. This reorganization was completed after shareholders of RiverSource VP - New Dimensions Fund approved the merger plan on Feb. 15, 2006.

Q: How did RiverSource VP - Large Cap Equity Fund perform for the annual period?

A: RiverSource VP - Large Cap Equity Fund advanced 8.02% for the year ended Aug. 31, 2006. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index), which advanced 8.69% and the Standard & Poor's 500 Index (S&P 500 Index), which advanced 8.88% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which gained 8.60%.

Q:    What factors had a significant impact on performance?

A: U.S. stock markets advanced during the past 12 months, with value far outpacing growth across all market capitalizations. Sector allocations added to the Fund's return relative to the Russell Index, but were offset by stock selection. The Fund's positioning in the information technology and consumer discretionary sectors had the most positive impact, while positioning in the telecommunication services and consumer staples sectors was disadvantageous.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Large Cap Equity Fund                                  +8.02%
Russell 1000(R) Index (unmanaged)                                       +8.69%
S&P 500 Index (unmanaged)                                               +8.88%
Lipper Large-Cap Core Funds Index                                       +8.60%

(See "The Fund's Long-term Performance" for Index descriptions)

      The Fund's technology underweight compared to the Russell Index was beneficial. Stock selection also added to relative return. Competition had increased in areas such as personal computers and consequently, price wars have erupted. A few large technology companies suffered in this environment, and the Fund's underweight positions compared to the Russell Index shielded it from the impact of declines. Additionally, the Fund benefited from its holdings of selected cellular phone manufacturers, which have delivered strong secular growth, and from exposure to leading Internet companies that have gained market share.

      In the consumer discretionary sector, we had de-emphasized retail stocks, which was an advantage as weaker home sales raised concerns about consumer spending. At the same time, the Fund was focused on more defensive consumer sectors such as cable and media. In the second half of the period, improving fundamentals among cable companies and strong free (i.e., available) cash flow trends in media stocks gave these areas a boost, particularly compared to retailers.

      We remained a large exposure in telecommunications, mainly wireless services, because we believe they offer a unique combination of a powerful secular trend, high free cash flow yields and a high growth rate. The sector performed well, rebounding from depressed valuations as cost-cutting improved fundamentals for many companies. However, the Fund's stock selection within the sector was a negative factor, primarily due to a large position in Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period.

      The consumer staples sector was among the weaker market sectors and the Fund benefited slightly from an allocation that was smaller than the Russell Index. However, this was not enough to offset underperformance of the Fund's largest consumer staples holding, Spectrum Brands. This maker of batteries, fertilizers and other consumer products appeared poised to benefit from consolidation and cost cutting related to a recent acquisition. However, the impact of rising raw material costs, which the company could not pass on to customers, overwhelmed the potential earnings gains and prevented the synergies from being fully realized.

Q:    What changes did you make to the Fund during the period?

A: We added to the Fund's information technology and health care positions. In both sectors, underperformance over the last year created opportunities in selected stocks that exhibit favorable risk/reward potential. In general, we found more attractive opportunities among larger cap stocks.


------------------------------------------------------------------------------

40   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

      We reduced the Fund's weightings in energy and materials. We trimmed the energy position based on our concerns about inventory growth and a potential slowing in the global economy. Similarly, the materials sector has the potential to see a sharp slowdown in earnings as they are particularly exposed to global economic growth.

Q:    How are you positioning the Fund for the current environment?

A: With corporate margins at record levels, leading indicators pointing to the potential for margin erosion, and headwinds for the consumer appearing, profits will likely continue to decelerate, could decelerate sharply, and may be below expectations.

      Given our current outlook, we have emphasized stable growth companies over cyclical growth companies, preferring to own strong growers less dependent on the economy. This has led to overweights in the telecommunication services, consumer staples, and health care sectors.

      Our emphasis on larger cap stocks remained throughout the period. We continued to find an increasing number of opportunities, as companies still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

      In general, we believe the fund holds stocks that, as a group, are likely to grow earnings faster than the market and are at attractive valuation levels.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +8.02%
------------------------------------------------------------------------------
3 years                                                                 +9.42%
------------------------------------------------------------------------------
5 years                                                                 +4.39%
------------------------------------------------------------------------------
10 years                                                                +5.21%
------------------------------------------------------------------------------
Since inception (10/13/81)                                             +10.49%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +9.44%
------------------------------------------------------------------------------
3 years                                                                +10.35%
------------------------------------------------------------------------------
5 years                                                                 +6.57%
------------------------------------------------------------------------------
10 years                                                                +4.99%
------------------------------------------------------------------------------
Since inception (10/13/81)                                             +10.55%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                               17.7%
Information Technology                   14.5%
Health Care                              14.1%
Consumer Discretionary                   11.5%         [PIE CHART]
Telecommunication Services                9.1%
Consumer Staples                          9.1%
Other(1)                                 24.0%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Energy 7.9%, Industrials 7.4%, Short-Term Securities(2) 3.9%,
      Utilities 2.5% and Materials 2.3%.

(2) Of the 3.9%, 0.2% is due to security lending activity and 3.7% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                   PERCENT                VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
-------------------------------------------------------------------------------------
Exxon Mobil                                         3.5%              $129,911,850
-------------------------------------------------------------------------------------
NTL                                                 3.3                124,275,134
-------------------------------------------------------------------------------------
Sprint Nextel                                       3.0                113,126,342
-------------------------------------------------------------------------------------
Pfizer                                              2.6                 97,914,451
-------------------------------------------------------------------------------------
General Electric                                    2.5                 93,033,833
-------------------------------------------------------------------------------------
American Intl Group                                 2.3                 84,605,152
-------------------------------------------------------------------------------------
Bank of America                                     2.0                 73,339,604
-------------------------------------------------------------------------------------
Altria Group                                        1.9                 72,252,614
-------------------------------------------------------------------------------------
Citigroup                                           1.8                 68,943,529
-------------------------------------------------------------------------------------
ALLTEL                                              1.7                 64,898,044
-------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 24.6% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   41

RiverSource VP - Large Cap Equity Fund

THE FUND'S LONG-TERM PERFORMANCE

                  VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                  IN RIVERSOURCE VP - LARGE CAP EQUITY FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
           VP - Large Cap Equity   Russell 1000(R)                     Lipper Large-Cap
                   Fund                Index         S&P 500 Index     Core Funds Index
1996              $10,000             $10,000           $10,000            $10,000
1997              $12,847             $13,945           $14,065            $13,523
1998              $12,632             $14,796           $15,207            $14,426
1999              $17,699             $20,618           $21,258            $19,457
2000              $21,108             $24,770           $24,727            $24,193
2001              $13,408             $18,474           $18,696            $17,873
2002              $11,520             $15,246           $15,333            $14,901
2003              $12,691             $17,207           $17,184            $16,366
2004              $13,689             $19,156           $19,153            $17,674
2005              $15,390             $21,959           $21,558            $19,699
2006              $16,624             $23,867           $23,473            $21,393


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Equity Fund (from 9/1/96 to 8/31/06) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

42   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Large Cap Value Fund

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund's results and positioning for the 2006 fiscal year.

Q: How did RiverSource VP - Large Cap Value Fund perform for the annual period?

A: RiverSource VP - Large Cap Value Fund advanced 10.75% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 13.96% during the period. The Fund also underperformed its peer group, the Lipper Large-Cap Value Funds Index, which gained 11.09% during the same time frame.

Q:    What factors significantly affected performance?

A: Large-cap value stocks delivered strong gains for the year, significantly outpacing growth stocks. The Fund benefited from this favorable environment, but did not keep pace with the sharp advance of the Russell Index.

      Sector allocations added to the Fund's return relative to the Russell Index, but were overshadowed by the negative effect of stock selection. Overall, positioning in the utilities sector had a favorable impact, while positioning in the consumer staples, industrials and telecommunication services sectors was disadvantageous.

      Utilities underperformed the Russell Index as a result of a combination of factors -- rising interest rates, higher than average valuations and increased cyclical exposure in a potentially slowing environment. The Fund's utilities allocation remained smaller than that of the Russell Index

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Large Cap Value Fund                                  +10.75%
Russell 1000(R) Value Index (unmanaged)                                +13.96%
Lipper Large-Cap Value Funds Index                                     +11.09%

(See "The Fund's Long-term Performance" for Index descriptions)

      during this period, proving advantageous. Stock selection in the utilities sector was also beneficial. The Fund had smaller positions in many of the more cyclically exposed companies, which underperformed the rest of the sector as the economy showed some preliminary signs of slowing.

      The Fund's position in consumer staples detracted from performance over the period due, in particular, to one of its largest holdings. Spectrum Brands, maker of batteries, fertilizers and other consumer products, appeared poised to benefit from consolidation and cost cutting related to a recent acquisition. However, rising raw material costs, which the company could not pass on to customers, overwhelmed the potential earnings gains and prevented the synergies from being fully realized.

      The Fund's allocation to industrial stocks was larger than that of the Russell Index, an advantage as industrial stocks outperformed on the surprising strength of the industrial recovery. Within the sector, however, stock selection detracted. The Fund had less emphasis on trucking, railroad and transport stocks, groups that performed very well during the period.

      We continued to emphasize telecommunication services stocks, mainly wireless services. In our opinion, these stocks offer an attractive combination -- a powerful secular trend, high free (i.e., available) cash flow yields and a high growth rate. The sector delivered solid results, as cost cutting drove improvement in fundamentals for many companies. However, stock selection in the sector was a negative factor for the Fund, primarily due to a large position in Sprint Nextel. Despite the positive industry backdrop, the company struggled to execute its plans for growth and fundamentals deteriorated during the period.

Q:    What changes did you make during the period?

A: We increased the Fund's weightings in the information technology, health care and consumer discretionary sectors and trimmed its energy position.

      Underperformance in health care and information technology over the last year created selected opportunities as the reward/risk trade-off for a number of stocks became more attractive to us. In general, we found opportunities more plentiful among larger cap stocks. In the consumer discretionary sector we added to media and cable positions and continued to reduce the Fund's allocation to more cyclically exposed areas like retail.

      We reduced the Fund's energy weightings based on our concerns about inventory growth and a potential slowing in the global economy.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   43

RiverSource VP - Large Cap Value Fund

Q:    How do you plan to manage the Fund in the coming months?

A: With corporate margins at record levels, leading indicators pointing to the potential for margin erosion, and headwinds for the consumer appearing, profits will likely continue to decelerate.

      In this environment, we prefer to own high quality companies that are attractively valued. The valuation difference between traditional value and growth companies has come under enough pressure that we feel we don't need to pay much premium to expose the portfolio to additional growth, although we have emphasized stable growth over cyclical growth. This has led to overweights in the media, health care and technology sectors.

      Our emphasis on larger cap stocks remained throughout the period. We continued to find an increasing number of opportunities, as companies still appear inexpensive relative to mid- and small-cap stocks based on the historical relationships between these groups.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                     28.6%
Energy                         11.3%
Consumer Discretionary          9.3%
Information Technology          9.1%               [PIE CHART]
Industrials                     8.2%
Health Care                     7.9%
Other(1)                       25.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Staples 7.3%, Telecommunication Services 7.2%,
      Short-Term Securities 4.4%, Utilities 3.9% and Materials 2.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT                VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
Exxon Mobil                                 4.1%               $ 844,522
------------------------------------------------------------------------------
Bank of America                             4.0                  815,439
------------------------------------------------------------------------------
Citigroup                                   3.5                  723,323
------------------------------------------------------------------------------
American Intl Group                         2.9                  601,248
------------------------------------------------------------------------------
Pfizer                                      2.3                  464,496
------------------------------------------------------------------------------
Altria Group                                2.1                  432,101
------------------------------------------------------------------------------
ConocoPhillips                              2.0                  410,582
------------------------------------------------------------------------------
General Electric                            1.9                  394,823
------------------------------------------------------------------------------
Chevron                                     1.9                  387,044
------------------------------------------------------------------------------
Verizon Communications                      1.9                  380,260
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 26.6% of portfolio assets

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                 +10.75%
------------------------------------------------------------------------------
Since inception (2/4/04)                                                +9.04%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +12.45%
------------------------------------------------------------------------------
Since inception (2/4/04)                                                +9.73%
------------------------------------------------------------------------------


------------------------------------------------------------------------------

44   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - LARGE CAP VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
            VP - Large Cap Value    Russell 1000(R) Value     Lipper Large-Cap
                   Fund                   Index              Value Funds Index
 2/1/04           $10,000                 $10,000                 $10,000
8/31/04           $10,069                 $10,213                 $10,021
8/31/05           $11,281                 $11,935                 $11,398
8/31/06           $12,494                 $13,601                 $12,662



This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Value Fund (from 2/1/04 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   45

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Growth Fund

Below, portfolio manager Duncan Evered discusses the results and positioning for RiverSource VP - Mid Cap Growth Fund for the 2006 fiscal year. On March 17, 2006, the assets of RiverSource VP - Strategy Aggressive Fund were merged into RiverSource VP - Mid Cap Growth Fund. This reorganization was completed after shareholders of RiverSource VP - Strategy Aggressive Fund approved the merger plan on Feb. 15, 2006. Effective Oct. 17, 2006, Duncan Evered is no longer managing the Fund. In the interim, John Schonberg, senior equity leader, has assumed management responsibilities for the Fund.

Q: How did RiverSource VP - Mid Cap Growth Fund perform for the year ended Aug. 31, 2006?

A: RiverSource VP - Mid Cap Growth Fund declined 4.43% for the 12 months ended Aug. 31, 2006. The Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), advanced 6.00% for the period. The Fund's peer group, represented by the Lipper Mid-Cap Growth Funds Index, was up 6.60% for the same time frame.

Q:    What factors significantly affected performance?

A: Clearly it was a difficult period for the Fund and its fiscal results were disappointing. We have taken some steps that we believe will help close the gap between the Fund and the Russell Index, which are addressed in the next question that discusses changes. While stock markets delivered strong returns for the full fiscal year, high energy prices, inflation fears, global political tension and the possibility of slower economic growth remained key concerns for investors. Mid cap stocks outpaced large cap stocks and slightly lagged small cap stocks. Within the mid cap universe, growth stocks -- the focus of this fund -- significantly lagged their value peers.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Growth Fund                                    -4.43%
Russell Midcap(R) Growth Index (unmanaged)                              +6.00%
Lipper Mid-Cap Growth Funds Index                                       +6.60%

(See "The Fund's Long-term Performance" for Index descriptions)

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

A significant portion of the Fund's underperformance occurred in the first calendar quarter of 2006 because the Fund was positioned conservatively at a time when stocks advanced strongly. Sector allocations overall had a neutral effect on the Fund's performance. A smaller-than-Russell Index weighting in the consumer discretionary sector and a larger-than-Russell Index weighting in materials were advantageous, but were partially offset by the negative effect of a larger-than-Russell Index weighting in the health care sector, which turned in weak performance.

Individual stock selection led to the Fund's underperformance of the Russell Index. In particular, the Fund's health care and technology holdings lagged their respective index peers. The two largest health care detractors were Dendrite, which provides sales software and services for pharmaceutical firms, and Kinetic Concepts, a medical device maker whose primary product is a wound healing device. Dendrite suffered as pressure on pharmaceutical firms has inhibited sales force expansion. Specifically, there have been concerns about Dendrite's future business with its largest customer, Pfizer. Kinetic Concepts has faced patent challenges for its devices. During the period, a court ruling upheld the company's patents, but also declared that a competitor's product did not infringe on those patents -- a mixed outcome. We have reduced our positions in both stocks.

In technology, the single biggest detractor was a company called NAVTEQ, which provides digital map data used in global positioning systems for cars and stationary locations. The stock fell on increasing concern about competition, as well as the potential negative effect of any decline in auto sales.

Another detractor from performance was Williams-Sonoma, a long-time holding of the Fund. The stock suffered from general concerns about weaker consumer spending, but also some company-specific issues. The home furnishings retailer has introduced several new brands including PBteen and west elm, which have taken longer than expected to develop.

On the positive side, contributors included Express Scripts, Fastenal and
T. Rowe Price. Express Scripts manages pharmaceutical prescription plans for corporations. As companies try to contain drug costs, Express Scripts is poised to benefit from increased use of generics and mail order prescriptions. Fastenal is a retail and wholesale distributor of construction and manufacturing materials, such as nuts, bolts and fasteners. The company operates approximately 1,400 small stores and, in our opinion, benefits from good logistics management and customer service. The chain has continued to effectively execute its business strategy, delivering excellent sales results. Investment management firm T. Rowe Price performed well as it achieved significant growth in assets under management.


------------------------------------------------------------------------------

46   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

Q:    What changes did you make during the year?

A: As mentioned above, we made strategic changes designed to improve the Fund's performance and help close the performance gap between the Fund and the Russell Index. We have increased the number of portfolio holdings from a range of 60-80 up to approximately 110 in order to reduce the potential negative impact of any individual stock and to achieve broader exposure to stocks within the Russell Index.

      We also initiated exposure to several index sectors. We added stocks in telecommunication services and utilities, two sectors where the Fund had little exposure in the past. Each now represents about 2% of the Fund, weightings comparable to the Russell Index. We reduced weightings in some older holdings such as Williams-Sonoma, which had been major contributors over the last three to five years, but have not helped performance recently.

      We pared back the consumer discretionary allocation on concerns that high gas prices, weaker housing sales and a slowing economy could reduce consumer spending. We increased the allocation to consumer staples, a more defensive sector. A notable change within consumer staples was a reduction in the holdings of Whole Foods Markets. With some profits from Whole Foods Markets, we established broader exposure to the sector including positions in Energizer, Hershey and Heinz.

      We trimmed the energy position to a weighting more in line with the Russell Index. The Fund had been overweight relative to the Russell Index in energy for several years, and this sector had performed very well. Valuations, however, seemed high to us as inventory levels are high and global tensions have eased. These factors, in combination with the potential for a slowing economy to reduce energy demand, indicated a less favorable outlook for the energy sector.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  -4.43%
------------------------------------------------------------------------------
3 years                                                                 +5.59%
------------------------------------------------------------------------------
5 years                                                                 +4.43%
------------------------------------------------------------------------------
Since inception (5/1/01)                                                +2.77%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  -4.09%
------------------------------------------------------------------------------
3 years                                                                 +7.68%
------------------------------------------------------------------------------
5 years                                                                 +7.52%
------------------------------------------------------------------------------
Since inception (5/1/01)                                                +3.12%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Information Technology                   26.5%
Health Care                              18.1%
Consumer Discretionary                   11.7%
Industrials                              11.4%          [PIE CHART]
Energy                                   10.7%
Financials                                5.4%
Other(1)                                 16.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Short-term Securities(2) 4.4%, Materials 4.3%, Consumer Staples
      3.2%, Telecommunication Services 2.4% and Utilities 1.9%.

(2) Of the 4.4%, 0.5% is due to security lending activity and 3.9% is the Fund's cash equivalent position.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT               VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
Microchip Technology                        2.6%              $18,538,564
------------------------------------------------------------------------------
Paychex                                     2.5                17,798,793
------------------------------------------------------------------------------
Sigma-Aldrich                               2.5                17,729,346
------------------------------------------------------------------------------
T Rowe Price Group                          2.4                17,070,078
------------------------------------------------------------------------------
BMC Software                                2.3                16,118,411
------------------------------------------------------------------------------
Acxiom                                      2.3                16,008,470
------------------------------------------------------------------------------
Advent Software                             2.1                14,795,369
------------------------------------------------------------------------------
Catalina Marketing                          2.0                14,361,357
------------------------------------------------------------------------------
Network Appliance                           2.0                14,357,243
------------------------------------------------------------------------------
Fiserv                                      2.0                14,299,110
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 22.7% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   47

RiverSource VP - Mid Cap Growth Fund

Q:    How are you positioning the Fund for the current environment?

A: To summarize sector positioning, the Fund's technology and health care positions are overweight relative to the Russell Index; the Fund's consumer discretionary and financials positions are underweight relative to the Russell Index. In technology, we see a solid, though not exceptional corporate spending environment and some favorable product cycles developing. The next generation of software, handsets and portable music players could spur technology demand. Health care is typically a stronger performer in a slower economy. Conversely, the flatness of the yield curve, with little difference between short- and long-term interest rates, and the slowing housing market could hinder earnings at many financial firms.

      We are pleased to note that Fund performance improved in the final months of the period. This is an encouraging sign that the changes made late in the period are beginning to show results. Between now and the end of 2006 our outlook for the equity market is positive. There seems to be consensus that the Federal Reserve has largely finished with its interest rate increases. Energy prices had receded a bit by the end of the fiscal period, which could diminish prospects for higher inflation. Corporate earnings have generally remained strong and valuations levels do not appear excessive to us. Overall, it appears that conditions are conducive for a fairly favorable market for the next three to six months.

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - MID CAP GROWTH FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
            VP - Mid Cap Growth    Russell Midcap(R)     Lipper Mid-Cap Growth
                    Fund             Growth Index             Funds Index
 5/1/01           $10,000               $10,000                $10,000
8/31/01           $ 9,318               $ 8,614                $ 8,877
8/31/02           $ 8,314               $ 6,600                $ 6,596
8/31/03           $ 9,828               $ 8,606                $ 8,177
8/31/04           $ 9,840               $ 9,248                $ 8,429
8/31/05           $12,107               $11,694                $10,446
8/31/06           $11,570               $12,395                $11,136


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Growth Fund (from 5/1/01 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

48   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Mid Cap Value Fund

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource VP - Mid Cap Value Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - Mid Cap Value Fund perform for the annual period?

A: RiverSource VP - Mid Cap Value Fund returned 11.93% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which advanced 12.36% for the period. However, the Fund outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 7.76% during the same time frame.

Q:    What factors most significantly affected the Fund's performance?

A: Overall, our ability to successfully navigate three distinct market trends contributed most to the Fund's annual performance. Industry allocation was critical during the early months of the period when the aftermath of the Gulf Coast hurricanes dominated, putting severe pressure on certain segments of the financial services sector. Sector exposure was perhaps most important from the market's October lows through April, when the high volatility of energy prices drove market performance. Finally, from May through August, as the market experienced both dramatic sell-offs and sharp relief rallies, stock selection was key.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Mid Cap Value Fund                                    +11.93%
Russell Midcap(R) Value Index (unmanaged)                              +12.36%
Lipper Mid-Cap Value Funds Index                                        +7.76%

(See "The Fund's Long-term Performance" for Index descriptions)

      More specifically, for the fiscal year overall, the Fund's stock selection within the transportation industry boosted the Fund's returns most. Fund holdings American Airlines, Continental Airlines and CSX were particularly strong individual stock performers. Significant exposure to the strongly performing materials and processing industry further helped the Fund's results as did a sizable holding in the best performing name within the sector, Archer-Daniels-Midland. Other strong individual stock performers within materials and processing were leading copper mining companies Phelps Dodge and Freeport-McMoRan Copper & Gold, which each benefited from a dramatic increase in the underlying price of copper during the annual period.

      Stock selection within the producer durables industry further contributed to the Fund's relative results, with machinery companies Manitowoc and AGCO and internal combustion engines manufacturer Cummins among the best individual stock performers during the period. In other sectors, oil services company McDermott Intl and financial services companies ACE and Aon performed well for the Fund, too.

      Stock selection within the poorly performing health care sector detracted from performance with Tenet Healthcare detracting most. Tenet Healthcare saw its share price decline upon continued weakness in hospital admission trends, among other factors.

      Stock selection within the consumer discretionary sector also hurt the Fund's performance, with Royal Caribbean Cruises and advertising agency Interpublic Group particular disappointments. In other sectors, insurance company XL Capital and energy company Pioneer Natural Resources were poor performers for the period.

Q:    What changes did you make to the Fund's portfolio during the period?

A: Overall, we maintained the Fund's bias toward cyclical sectors, but we reduced the Fund's exposure to these sectors during the period in favor of the more defensive segments of the equity market. Specifically, during the annual period, we reduced the Fund's positions in regional banks within financial services as well as in materials and processing and producers. We increased the Fund's allocations to utilities, health care and technology.

      Among individual stocks, of particular note was our establishing a position in the health care sector's managed care company Humana. We liked Humana for the relative valuation of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   49

RiverSource VP - Mid Cap Value Fund

Q:    How do you intend to manage the Fund in the coming months?

A: We believe economic growth will slow modestly in the last quarter of 2006 and into 2007, as consumer spending is impacted, among other factors, by a softening in the housing market. While we are still constructive regarding the U.S. economy going forward, we intend to continue making adjustments in the portfolio to take into account the broader uncertainties that may be caused by the ripple effect of a slowdown in the residential housing market. Our view of longer-term drivers remains reflected in the Fund's significant allocations to the producer durables, energy and materials and processing industries. At the same time, our recent additions to the Fund's health care and utilities exposure are intended to lessen the economic-sensitivity of the portfolio in the coming months.

      As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                               19.5%
Industrials                              14.4%
Consumer Discretionary                   12.8%
Utilities                                11.7%          [PIE CHART]
Energy                                   10.0%
Information Technology                    7.3%
Other(1)                                 24.3%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Short-Term Securities 7.3%, Health Care 5.1%, Materials 5.0%,
      Consumer Staples 3.7% and Telecommunication Services 3.2%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT               VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
XL Capital Cl A                             2.5%              $5,941,602
------------------------------------------------------------------------------
Everest Re Group                            2.2                5,272,560
------------------------------------------------------------------------------
Aon                                         2.0                4,726,998
------------------------------------------------------------------------------
ACE                                         1.8                4,404,563
------------------------------------------------------------------------------
American Standard Companies                 1.5                3,582,362
------------------------------------------------------------------------------
Pinnacle West Capital                       1.5                3,551,667
------------------------------------------------------------------------------
PartnerRe                                   1.5                3,546,788
------------------------------------------------------------------------------
McDermott Intl                              1.5                3,489,680
------------------------------------------------------------------------------
Humana                                      1.5                3,480,383
------------------------------------------------------------------------------
Loews                                       1.4                3,278,188
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 17.4% of portfolio assets

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                 +11.93%
------------------------------------------------------------------------------
Since inception (5/2/05)                                               +19.06%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +11.28%
------------------------------------------------------------------------------
Since inception (5/2/05)                                               +18.35%
------------------------------------------------------------------------------


------------------------------------------------------------------------------

50   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                      RIVERSOURCE VP - MID CAP VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
             VP - Mid Cap Value   Russell Midcap(R)    Lipper Mid-Cap Value
                    Fund             Value Index           Funds Index
  5/1/05          $10,000              $10,000               $10,000
 5/31/05          $10,310              $10,413               $10,456
 8/31/05          $11,270              $11,177               $11,129
11/30/05          $11,596              $11,370               $11,270
 2/28/06          $12,420              $12,092               $11,871
 5/31/06          $12,744              $12,212               $11,938
 8/31/06          $12,615              $12,558               $11,993


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Value Fund (from 5/1/05 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Value Index and the Lipper Mid-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   51

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - S&P 500 Index Fund

Below, portfolio manager David Factor discusses RiverSource VP - S&P 500 Index Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - S&P 500 Index Fund perform for the 12 months ended Aug. 31, 2006?

A: RiverSource VP - S&P 500 Index Fund rose 8.38% for the 12 months ended Aug. 31, 2006, underperforming the 8.88% advance of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 8.60% during the same time frame.

      Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.495% for the reporting period. This ratio included fee waivers explained in the Financial Highlights section of this report. (See page 129.)

Q:    What market factors most significantly affected Fund performance?

A: The U.S. equity market was supported during the period by solid corporate earnings growth, a resilient albeit slowing U.S. economy, reasonable stock valuations and moderate core inflation. In the early months of the annual period, persistently high energy prices in the aftermath of the Gulf Coast hurricanes were a major concern, tempering the market's repeated attempts to hold higher ground. New Federal Reserve Board (the Fed) chairman Ben Bernanke succeeded Alan Greenspan on February 1, generating much uncertainty regarding the direction of monetary policy. It turned out, Bernanke stayed on Greenspan's path. In all, the

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - S&P 500 Index Fund                                     +8.38%
S&P 500 Index (unmanaged)                                               +8.88%
Lipper S&P 500 Objective Funds Index                                    +8.60%

(See "The Fund's Long-term Performance" for Index descriptions)

      Fed boosted its targeted federal funds rate a total of seven times during the 12-month period to reach 5.25% by the end of June. Heightened geopolitical tensions, still-surging energy prices and even an interest rate pause by the Fed in August put pressure on the equity markets during the last two months of the annual period, but the equity market rally that began at the end of June continued through August.

Q: Which equity sectors and securities affected the S&P 500 Index's performance most during the 12 months?

A: Financials and consumer staples were the best performing sectors in the S&P 500 Index, with financials, the largest sector by weighting in the Fund, making the largest contribution to the Fund's annual return. The top performing industries for the period were diversified financial services, oil gas and consumable fuels, capital markets, diversified telecommunication services, and pharmaceuticals.

      On the other hand, consumer discretionary and information technology were the two weakest sectors. Information technology dominated the list of weakest performing industries, including semiconductors and semiconductor equipment and Internet software and services. Health care equipment and supplies, wireless telecommunication services and household durables were also among the worst industry performers.

      Among individual stocks in the S&P 500 Index, Exxon Mobil, JPMorgan Chase & Co., Bank of America, Citigroup and Altria Group contributed the most to returns during the 12-month period. The biggest underperformers were Intel, Dell, Sprint Nextel, Amgen and eBay.

      As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Q:    What changes were made to the Fund during the period?

A: Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancings undertaken by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

      During the annual period, there were 28 additions and 28 deletions to the Index and the Fund's portfolio. Stocks added to the Index and Fund included financial companies Commerce Bancorp, Legg Mason, Genworth Financial, Chicago Mercantile Exchange Holdings and our own parent company Ameriprise Financial, energy companies CONSOL Energy and Chesapeake Energy, real estate companies Boston Properties and Kimco Realty, and such


------------------------------------------------------------------------------

52   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

      well-known names in various sectors as Google, Amazon.com, Whole Foods Market and Estee Lauder. Deletions included several "household names," including Kerr-McGee, Gateway, Knight-Ridder, Maytag, Albertson's, Gillette, Georgia Pacific and Reebok Intl. Portfolio turnover during the annual period was just 6%.

Q:    How are you positioning the Fund for the months ahead?

A: We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

      Broadly speaking, corporate profits should continue to register solid gains for the near term, which may go a long way to help support stock prices. However, this stellar performance in profit growth is not expected to continue forever. Later in 2006, we believe profits will likely slow, as margins are squeezed somewhat owing to slower productivity gains and higher labor costs. In our opinion, the primary implication perhaps of such slowed corporate growth along with U.S. economic growth overall is that equity prices may be quite volatile until it becomes clearer that the economic slowdown is nothing worse than a soft landing.

------------------------------------------------------------------------------
      INVESTMENT TERM

      SOFT LANDING: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------

      Although it may surprise some, the current bull market in U.S. equities is one of the longest in history, and the current period is also one of the longest without a 10% price correction. While earnings growth is likely to slow in the second half of the year, the good news, in our view, is that stocks are not overpriced in most categories, which should provide some downside support.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +8.38%
------------------------------------------------------------------------------
3 years                                                                +10.39%
------------------------------------------------------------------------------
5 years                                                                 +4.15%
------------------------------------------------------------------------------
Since inception (5/1/00)                                                -0.78%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +10.28%
------------------------------------------------------------------------------
3 years                                                                +11.73%
------------------------------------------------------------------------------
5 years                                                                 +6.45%
------------------------------------------------------------------------------
Since inception (5/1/00)                                                -0.38%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                               21.6%
Information Technology                   14.9%
Health Care                              12.8%
Industrials                              10.6%          [PIE CHART]
Consumer Staples                          9.8%
Energy                                    9.8%
Other(1)                                 20.5%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Consumer Discretionary 9.6%, Utilities 3.5%, Telecommunication
      Services 3.4%, Materials 2.9% and Short-Term Securities 1.1%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT                VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
Exxon Mobil                                 3.4%              $12,609,492
------------------------------------------------------------------------------
General Electric                            3.0                10,907,749
------------------------------------------------------------------------------
Citigroup                                   2.1                 7,555,533
------------------------------------------------------------------------------
Bank of America                             2.0                 7,234,109
------------------------------------------------------------------------------
Microsoft                                   1.9                 6,944,111
------------------------------------------------------------------------------
Procter & Gamble                            1.7                 6,255,799
------------------------------------------------------------------------------
Pfizer                                      1.7                 6,219,411
------------------------------------------------------------------------------
Johnson & Johnson                           1.6                 5,896,669
------------------------------------------------------------------------------
Altria Group                                1.5                 5,371,897
------------------------------------------------------------------------------
American Intl Group                         1.4                 5,105,282
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 20.3% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   53

RiverSource VP - S&P 500 Index Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                      RIVERSOURCE VP - S&P 500 INDEX FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
             VP - S&P 500 Index                             Lipper S&P 500
                    Fund              S&P 500 Index     Objective Funds Index
 5/1/00           $10,000                $10,000               $10,000
8/31/00           $10,349                $10,493               $10,485
8/31/01           $ 7,766                $ 7,934               $ 7,907
8/31/02           $ 6,346                $ 6,506               $ 6,466
8/31/03           $ 7,076                $ 7,292               $ 7,223
8/31/04           $ 7,843                $ 8,127               $ 8,023
8/31/05           $ 8,782                $ 9,148               $ 9,010
8/31/06           $ 9,518                $ 9,961               $ 9,785


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - S&P 500 Index Fund (from 5/1/00 to 8/31/06) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

54   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Select Value Fund

RiverSource VP - Select Value Fund rose 6.17% for the annual period ended Aug. 31, 2006, underperforming the 13.84% return of the Russell 3000(R) Value Index. The Fund also underperformed its peer group, as represented by the Lipper Multi-Cap Value Funds Index, which advanced 9.41% for the period.

RiverSource VP - Select Value Fund is managed by GAMCO Asset Management, Inc., an independent asset management firm that is wholly-owned by GAMCO Investors, Inc. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of all sizes. As of Sept. 29, 2006, Systematic Financial Management LP (Systematic) and WEDGE Capital Management LLP (WEDGE) replaced GAMCO as investment manager for RiverSource VP - Select Value Fund. The Fund is managed in a multi-manager format with each manager running approximately 50% of the portfolio.

Q: What factors most significantly affected the Fund's performance for the period?

      GAMCO: During the year, two key factors impacted the stock market: oil prices and interest rates. Stocks made good progress as favorable economic news and ongoing strength in corporate earnings prevailed in the tug of war with rising energy prices and rising short-term interest rates. New Federal Reserve Board Chairman Ben Bernanke continued to raise rates, citing economic growth.

      We were specifically hurt during the period by a large position in consumer discretionary stocks and smaller positions in energy, natural resources and utilities stocks. Specifically, newspaper and broadcasting stocks performed poorly as earnings fell short of estimates and investors became concerned that valuations would contract due to competition from cable and Internet advertising. Going

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Select Value Fund                                      +6.17%
Russell 3000(R) Value Index (unmanaged)                                +13.84%
Lipper Multi-Cap Value Funds Index                                      +9.41%

(See "The Fund's Long-term Performance" for Index descriptions)

Investments in small- and mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

      forward, the inventory for advertising should tighten, and we believe the earnings prospects of newspaper and broadcasting companies will improve. We also expect industry consolidation to continue.

      Manufactured and modular housing stocks declined. Champion Enterprises, Cavalier Homes, Coachmen and Palm Harbor Homes fell despite Palm Harbor and Cavalier's ability to benefit from rebuilding efforts in the Gulf Coast. Recreational vehicle company Fleetwood also suffered as discretionary consumer spending declined.

      Our themes of "deals and dividends" helped us generate solid returns for the period. Gaming stocks were among the strongest portfolio performers. Aztar, the operator of the Tropicana Resorts and Casinos in Las Vegas and Atlantic City, was the subject of a bidding war that began with Pinnacle Entertainment offering $38 per share and concluded with a Columbia Entertainment $54 per share merger agreement. Kerzner Intl rose on news it would be taken private for $3 billion. Las Vegas Sands and Pinnacle Entertainment also rose sharply.

      Food and beverage companies Groupe Danone, Campbell Soup and Diageo were solid performers. Albertsons was acquired by corporate and private equity buyers. Archer-Daniels-Midland and Corn Products Intl rose as investors focused on their potential as alternative fuel commodity companies.

Q:    What changes did you make to the Fund during the period?

      GAMCO: Companies in the Fund's portfolio that were acquired during the period included Neiman Marcus, which was taken private by Texas Pacific and Warburg for $100 per share. Albertsons was acquired by a consortium of private equity and corporate buyers. We took some profits in several positions, including Archer-Daniels-Midland, Aztar and Citizens.

      Additions to the Fund's portfolio included Rolls-Royce, which is in the jet engine business. We added to positions in Rogers Communications, Commonwealth Telephone, and Johnson & Johnson. We also bought shares of Kinder Morgan and Devon Energy.

Q:    How are you positioning the Fund going forward?

      GAMCO: We believe the economy will remain in positive territory but grow at a much slower rate throughout the rest of this year and into the first half of 2007. We also expect the dollar to weaken. Finally, in our view, Japan and Europe will stay robust, and the CRIB countries -- China, Russia, India and Brazil -- will provide buoyancy to the global economy.

      Our theme of "dividends and deals" should help us to generate solid returns. Global merger and acquisition activity is surging, and we expect that activity will continue to favorably impact and add value to the Fund's portfolio.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   55

RiverSource VP - Select Value Fund

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +6.17%
------------------------------------------------------------------------------
Since inception (2/4/04)                                                +8.45%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +7.98%
------------------------------------------------------------------------------
Since inception (2/4/04)                                                +8.70%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Consumer Discretionary                   24.8%
Industrials                              18.7%
Consumer Staples                         14.5%
Energy                                    7.6%          [PIE CHART]
Short-Term Securities                     7.5%
Health Care                               6.7%
Other(1)                                 20.2%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Utilities 5.2%, Telecommunication Services 4.4%, Financials
      4.0%, Materials 4.0% and Information Technology 2.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT               VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
Crane                                       2.1%                $599,700
------------------------------------------------------------------------------
US Cellular                                 2.0                  569,525
------------------------------------------------------------------------------
General Mills                               1.9                  542,300
------------------------------------------------------------------------------
Thomas & Betts                              1.9                  541,920
------------------------------------------------------------------------------
Kinder Morgan                               1.9                  521,800
------------------------------------------------------------------------------
Cablevision Systems Cl A                    1.8                  512,159
------------------------------------------------------------------------------
Procter & Gamble                            1.8                  495,200
------------------------------------------------------------------------------
Coca-Cola                                   1.6                  448,100
------------------------------------------------------------------------------
Citigroup                                   1.6                  444,150
------------------------------------------------------------------------------
ITT                                         1.6                  440,550
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 18.2% of portfolio assets


------------------------------------------------------------------------------

56   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Select Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                      RIVERSOURCE VP - SELECT VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
             VP - Select Value      Russell 3000(R) Value       Lipper Multi-Cap
                    Fund                   Index               Value Funds Index
 2/1/04           $10,000                 $10,000                   $10,000
8/31/04           $ 9,989                 $10,198                   $ 9,985
8/31/05           $11,595                 $11,965                   $11,660
8/31/06           $12,311                 $13,621                   $12,758


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Select Value Fund (from 2/1/04 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 3000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   57

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Short Duration U.S. Government Fund

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP
- Short Duration U.S. Government Fund's results and positioning for the annual period ended Aug. 31, 2006.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the annual period ended Aug. 31, 2006?

A: RiverSource VP - Short Duration U.S. Government Fund rose 2.61% for the 12 months ended Aug. 31, 2006. The Fund underperformed its benchmark, the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 3.02%. The Fund also underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 2.83% during the same time frame.

Q: What factors most significantly affected Fund performance during the annual period?

A: Returns for the Fund and its Lehman Index were positive. For most of the annual period, interest rates moved higher across the spectrum of maturities, or yield curve. Short-term interest rates were forced higher by the Federal Reserve Board (the Fed), which raised its target for the federal funds rate, an interest rate that affects short-term rates, to 5.25% from 3.50%. In early August, the Fed observed its first pause in its two-year tightening cycle, noting that economic growth appeared to be moderating somewhat and inflation pressures -- though elevated -- were expected to recede over the balance of the year and into 2007. As a result of this Fed pause, rates sharply declined during July and August. Thus, most of the Fund's returns were achieved during the last two months of the fiscal year.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Short Duration U.S. Government Fund                    +2.61%
Lehman Brothers 1-3 Year Government Index (unmanaged)                   +3.02%
Lipper Short U.S. Government Funds Index                                +2.83%

(See "The Fund's Long-term Performance" for Index descriptions)

Shares of the RiverSource VP - Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

      The primary detractor from the Fund's annual results was its comparatively longer duration positioning than the Lehman Index, as rates rose dramatically for most of the annual period. Duration is a measure of the Fund's sensitivity to changes in interest rates. The Fund's duration positioning actually helped its performance toward the end of the period when 10-year Treasury rates declined, but it was not enough to completely offset the duration impact throughout the majority of the fiscal year.

      On the positive side, the Fund's performance benefited from its sizable allocation to non-Treasury sectors, as agencies and high-quality mortgage-backed securities outperformed U.S. Treasuries during the annual period. Tactical allocation within mortgage-backed securities also helped, that is, adding to and reducing the Fund's position within mortgages at opportune times.

      Finally, while yields moved higher across the yield curve during the 12-month period, they rose significantly more so at the front end than at the longer end, causing a significant yield curve flattening. We had prudently positioned the portfolio for just such a yield curve flattening scenario.

Q: What changes did you make to the Fund and how is it currently positioned?

A: We maintained a longer duration than the Lehman Index throughout the annual period, but we made some adjustments through the fiscal year as market conditions changed. For example, we extended the Fund's duration a bit halfway through the annual period, as we believed the Fed was nearing an end to its tightening cycle. This strategy proved prudent given that 10-year Treasury rates rallied in the last two months of the annual period.

      During the course of the annual period as a whole, we modestly increased the Fund's allocation to non-Treasury sectors, adding to the Fund's position in mortgages and reducing its exposure to agencies. We believed that as the Fed was nearing an end to its tightening cycle, the market would enter a period with more interest rate stability and more positive investor sentiment toward non-Treasury sectors. This scenario did indeed play out, and thus our tactical positioning proved beneficial to the Fund's performance.


------------------------------------------------------------------------------

58   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

      As mentioned, we made tactical allocation shifts within the mortgage sector during the period. For example, we increased the Fund's allocation to mortgage-backed securities during periods of weakness. We had started to see better value in these securities, and we believed they looked increasingly attractive. Toward the end of the period, we modestly reduced the Fund's position in mortgages, taking profits following a run of strong performance within the fixed income sector. We also implemented a somewhat more aggressive strategy within mortgages, investing in some lower coupon mortgage-backed securities and pass-through mortgages. Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners' monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. In all, the Fund's portfolio turnover was 236% for the annual period.

Q:    How do you intend to manage the Fund in the coming months?

A: U.S. interest rates across the range of maturities, or yield curve, have declined to levels that appear too low given our economic view. We believe the most likely scenario is for inflation to be nudged higher but also for a modest economic slowdown to become apparent over the remainder of 2006 in what we would characterize as a "soft landing." We thus believe the Fed is likely to pause with its targeted federal funds rate at its current 5.25% for an extended period of time.

      Based on this view, we intend to maintain the Fund's current duration positioning and its moderately aggressive allocation strategy within the non-Treasury sectors, with an emphasis on mortgage-backed securities over agencies, for the near term. Within mortgages, we plan to maintain somewhat of a balance between more defensive securities, such as premium coupons, 15-year mortgages and attractively structured hybrid adjustable-rate mortgages (ARMs) and collateralized mortgage obligations
      (CMOs), and the somewhat more aggressive lower coupon mortgage-backed securities and pass-through mortgages. Should interest rates gravitate higher and valuations become more attractive, we might implement a more aggressive strategy in both the Fund's duration and non-Treasury sector positioning.

      As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

------------------------------------------------------------------------------
SECTOR BREAKDOWN
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Mortgage-Backed*                         49.7%
U.S. Government Obligations & Agencies   36.3%
Short-Term Securities*                    8.4%          [PIE CHART]
Commercial Mortgage-Backed                2.4%
Foreign Government                        1.9%
Asset-Backed                              1.3%

* Of the 49.7%, 9.7% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +2.61%
------------------------------------------------------------------------------
3 years                                                                 +1.91%
------------------------------------------------------------------------------
5 years                                                                 +2.66%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +3.89%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +3.39%
------------------------------------------------------------------------------
3 years                                                                 +1.82%
------------------------------------------------------------------------------
5 years                                                                 +2.52%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +3.92%
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   59

RiverSource VP - Short Duration U.S. Government Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
             RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                RiverSource
            VP - Short Duration     Lehman Brothers 1-3      Lipper Short U.S.
            U.S. Government Fund   Year Government Index   Government Funds Index
10/1/99           $10,000                 $10,000                 $10,000
8/31/00           $10,464                 $10,502                 $10,495
8/31/01           $11,436                 $11,521                 $11,422
8/31/02           $12,055                 $12,299                 $12,076
8/31/03           $12,303                 $12,618                 $12,298
8/31/04           $12,510                 $12,904                 $12,514
8/31/05           $12,689                 $13,068                 $12,706
8/31/06           $13,020                 $13,463                 $13,066


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Short Duration U.S. Government Fund (from 10/1/99 to 8/31/06) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


------------------------------------------------------------------------------

60   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Advantage Fund

RiverSource VP - Small Cap Advantage Fund advanced 4.40% for the year ended Aug. 31, 2006, underperforming its benchmark, the Russell 2000(R) Index (Russell Index), which rose 9.36% for the same period. The Fund's peer group, represented by the Lipper Small-Cap Core Funds Index, advanced 7.48% for the period. Despite an unsettled economic and market backdrop, small-cap stocks produced solid gains for the fiscal year. After a steady advance in the period's first eight months, small-caps experienced a steep sell-off going into the summer before rebounding in the final weeks of August. Within the small-cap universe, value stocks outperformed growth stocks.

Prior to Sept. 14, 2006, the Fund was managed by Dimitris Bertsimas and Jonathan Calvert with RiverSource Investments quantitative investment office, who managed less than 20% of the Fund's assets and Jake Hurwitz and Kent Kelley of Kenwood Capital Management (Kenwood) in Minneapolis. Hurwitz and Kelley have been portfolio managers since the Fund's inception in 1999. On Sept. 14, 2006, Kenwood became sole manager of the Fund.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Advantage Fund                               +4.40%
Russell 2000(R) Index (unmanaged)                                       +9.36%
Lipper Small-Cap Core Funds Index                                       +7.48%

(See "The Fund's Long-term Performance" for Index descriptions)

Q:    What factors significantly affected Fund performance?

      HURWITZ AND KELLEY: Consistent with our "bottom-up" focus, stock selection was the most important performance factor for the portion of the Fund that we manage. For much of the period, small-cap stocks with high price momentum significantly outperformed, regardless of their underlying fundamentals. Because our investment strategy uses a balanced set of earnings, valuation and momentum factors, this environment proved to be a challenging one for our approach. Our stock selection discipline typically performs best in balanced market environments where investors reward strong fundamentals and no single appraisal criteria or risk factor determines small-cap returns. As a result, stock selection detracted from performance relative to the Russell Index.

      Stock selection in the information technology sector was the largest drag on performance. Results were hampered by a mix of poor performing stocks in the portfolio and strong results from a number of stocks not held in the portfolio or held at sizes that were smaller than those of the Russell Index. Among our holdings, computer network company NETGEAR and Internet security firm Websense declined sharply due to earnings disappointments. Conversely, among the portfolio's underweights, semiconductor maker Rambus and fiber optic firm Finisar enjoyed unusually large gains, which hurt our performance relative to the Russell Index. Rambus and Finisar were poorly ranked by our model due to poor earnings, visibility and unfavorable valuations relative to other stocks in their industries. In addition, stock selection in the biotechnology and energy industries detracted from performance.

      The best performance occurred in the industrials sector. Among our holdings in construction services, Perini Corp. and Granite Construction advanced on strong revenue and earnings growth. In the manufacturing group, shares of Gardner Denver, a maker of air compressors, surged after the company significantly raised annual earnings guidance.

      In the consumer discretionary sector, stock selection in business services, consumer services and consumer products was positive. For example, within the businesses services group, electrical products distributor WESCO Intl advanced sharply on strong sales growth and real estate services firm Jones Lang LaSalle rose after the company reported solid 2005 results.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   61

RiverSource VP - Small Cap Advantage Fund

      BERTSIMAS AND CALVERT: The portion of the Fund we manage lagged its benchmark and peers for the fiscal year. Of our three quantitative models, the momentum model's results were weakest relative to the Russell Index. The value and quality-adjusted value models also lagged the Russell Index. However, in difficult market periods, such as October 2005 and February and May 2006, the quality-adjusted value model performed well against the Russell Index, helping to stabilize results.

      Our strategy keeps sector weightings similar to the Russell Index, so overall sector allocations had minimal impact on relative return. However, a health care weighting that was smaller than the Russell Index helped relative performance. Within the consumer discretionary sector, a moderate overweight in some poor performing home builders was detrimental.

      Stock selection detracted from relative return, primarily due to stocks selected by the momentum model. Toward fiscal year-end, previously strong performing momentum stocks badly lagged their peers amid a shift in investor sentiment. Materials company Titanium Metals and beverage company Hansen Natural were top portfolio positions that had performed well earlier in the year, but whose subsequent underperformance had a meaningful negative effect.

      Selection among health care stocks was quite strong, outperforming both the health care sector and the Russell Index. Examples of health care companies that added to relative return include biomedical firm Illumina and pharmaceutical marketing firm inVentiv Health, both selected by our momentum model and both beneficiaries of improved earnings. Part of the momentum strategy's nature is to analyze past stock returns to identify companies before stock prices reflect potential positive news such as earnings improvements. In the case of Illumina and inVentiv Health, the momentum strategy was effective.

Q:    How would you describe your current investment strategy?

      HURWITZ AND KELLEY: Our strategy is a quantitative approach. We use computer models to identify the most attractive stocks in each economic sector based on a balanced set of valuation, earnings and price-related variables. Our approach seeks to identify quality companies -- differentiated by superior cash flow generation and attractive relative valuations -- from both the growth and value sides of the small-cap universe.

      We believe the objectivity of our approach is an advantage because investors often let emotions stand in the way of sound investment decisions. We invest in all sectors of the small-cap market at roughly the same weightings as the Russell Index. Our objective is to own a portfolio of stocks that represents the best opportunities in each sector.

      BERTSIMAS AND CALVERT: We use a quantitative approach designed to select a diversified portfolio of value and growth stocks that can perform well over time regardless of market conditions. We continued to rely on our three models -- momentum, value and quality-adjusted value -- to select stocks. Sector weightings are a by-product of our stock selection. During the period, modest overweight positions relative to the Russell Index in materials and energy decreased. The technology position, while still smaller than the Russell Index, increased as underperformance made technology stocks more attractive on a value basis.

Q:    How are you positioning the Fund going forward?

      HURWITZ AND KELLEY: We continue to select stocks one at a time, while providing balanced exposure to growth and value small-cap stocks and keeping sector weightings similar to the Russell Index.

      Despite the Federal Reserve's recent "pause" in its interest rate increases and indications the rate increases may be ending, it is unlikely U.S. equity markets will improve significantly until investors can assess the impact of a slowing economy on corporate earnings and consumer spending.

      In this environment, we expect valuation support to be an important determinant of relative returns across U.S. equity markets. Small-cap stocks, in general, appear reasonably valued relative to large-cap stocks only if they achieve the superior earnings growth that is forecast. If corporate earnings decelerate faster than is currently expected, small-cap performance relative to large-caps could weaken. We believe the current earnings reporting season and the Fed's interest rate policy will determine the course of the small-cap market for the next three to six months.

      BERTSIMAS AND CALVERT: We rely entirely on the bottom-up stock selection of our three quantitative models, which results in a combination of value and growth investment styles. The past few months have demonstrated that having a value orientation helps the portfolio during volatile markets.

      Because we believe the models work in concert regardless of the market environment, we do not adjust the models based on expectations for the markets or individual sectors. We are confident that our strategy, which ranks all stocks in the Russell 2000 Index using all three models, can identify opportunities to purchase attractive stocks in a variety of market conditions.


------------------------------------------------------------------------------

62   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                  +4.40%
------------------------------------------------------------------------------
3 years                                                                +13.58%
------------------------------------------------------------------------------
5 years                                                                +10.21%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +8.25%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                  +5.18%
------------------------------------------------------------------------------
3 years                                                                +14.55%
------------------------------------------------------------------------------
5 years                                                                +13.28%
------------------------------------------------------------------------------
Since inception (9/15/99)                                               +8.29%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Financials                               22.7%
Information Technology                   19.6%
Industrials                              14.4%          [PIE CHART]
Consumer Discretionary                   13.6%
Health Care                              11.4%
Energy                                    5.7%
Other(1)                                 12.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.9%, Utilities 3.4%, Consumer Staples 2.7%,
      Telecommunication Services 0.9% and Short-Term Securities 0.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                           PERCENT               VALUE
                                    (OF PORTFOLIO ASSETS)  (AT AUG. 31, 2006)
------------------------------------------------------------------------------
inVentiv Health                             0.7%               $1,450,689
------------------------------------------------------------------------------
LandAmerica Financial Group                 0.6                 1,209,340
------------------------------------------------------------------------------
General Cable                               0.5                 1,140,834
------------------------------------------------------------------------------
ARRIS Group                                 0.5                 1,096,722
------------------------------------------------------------------------------
Hologic                                     0.5                 1,041,803
------------------------------------------------------------------------------
CSG Systems Intl                            0.5                 1,036,231
------------------------------------------------------------------------------
ProAssurance                                0.5                 1,031,150
------------------------------------------------------------------------------
Greater Bay Bancorp                         0.5                 1,015,012
------------------------------------------------------------------------------
Cleco                                       0.5                   996,753
------------------------------------------------------------------------------
Phillips-Van Heusen                         0.5                   989,183
------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 5.3% of portfolio assets


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   63

RiverSource VP - Small Cap Advantage Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                   RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              RiverSource
             VP - Small Cap                               Lipper Small-Cap Core
             Advantage Fund      Russell 2000(R) Index         Funds Index
10/1/99         $10,000                $10,000                   $10,000
8/31/00         $12,819                $12,713                   $13,626
8/31/01         $10,681                $11,234                   $12,874
8/31/02         $ 9,262                $ 9,500                   $11,196
8/31/03         $11,852                $12,262                   $13,803
8/31/04         $13,322                $13,654                   $15,693
8/31/05         $16,647                $16,808                   $19,237
8/31/06         $17,379                $18,382                   $20,676


This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Advantage Fund (from 10/1/99 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

64   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

PORTFOLIO MANAGEMENT Q&A

RiverSource VP - Small Cap Value Fund

RiverSource VP - Small Cap Value Fund rose 12.28% for the 12 months ended Aug. 31, 2006, underperforming the 12.72% return of its benchmark, the Russell 2000(R) Value Index (Russell Index). The Fund outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index, which advanced 9.15% for the period.

RiverSource VP - Small Cap Value Fund's portfolio is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks. The goal is to provide long-term capital appreciation. On April 24, 2006, River Road Asset Management, LLC (River Road) replaced both Goldman Sachs Asset Management, L.P. (GSAM) and Royce & Associates, LLC (Royce) as subadviser to the Fund. As of Aug. 31, 2006, Barrow Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 21%, Donald Smith & Co., Inc. (Donald Smith) managed approximately 21%, Franklin Portfolio Associates LLC (Franklin Portfolio) managed approximately 21%, and River Road managed approximately 37% of the Fund's assets.

                            PERFORMANCE COMPARISON
                       For the year ended Aug. 31, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource VP - Small Cap Value Fund                                  +12.28%
Russell 2000(R) Value Index (unmanaged)                                +12.72%
Lipper Small-Cap Value Funds Index                                      +9.15%

(See "The Fund's Long-term Performance" for Index descriptions)

Q: What factors most significantly affected results for your portion of the Fund for the period?

      BARROW, HANLEY: The Fund's large sector weight and stock selection within the consumer discretionary sector detracted most from performance during the period. American Italian Pasta, Dollar General and Brunswick all fell during the year. The Fund's stock selection within the energy sector also detracted from performance relative to the Russell Index.

      The portfolio's holdings in the strongly performing information technology sector contributed positively to performance with Mentor Graphics and Reynolds & Reynolds among the top contributors. In addition, the Fund's overweight in the industrials sector relative to the Russell Index helped performance and included two positive performers Terex and Flowserve.

      DONALD SMITH: The portfolio's technology stocks, in general, performed well during the period and included 3Com, Spansion, Triquint and UTStarcom. Despite the increase in oil prices, airline stocks within the portfolio such as Air France-KLM and Alaska Air saw their stock prices lift. The portfolio benefited from the takeovers of La Quinta and Royal Group. Other top performers during the period were AK Steel, Dillard's, Genesis HealthCare and Knight Capital. Detractors to performance included two reinsurance companies PXRE and Quanta, which were impacted by last year's hurricanes. In addition, two technology companies, Audiovox and Integrated Silicon, as well as Sea Containers detracted from performance during the annual period.

      FRANKLIN PORTFOLIO: During the period, the seven stock selection themes that we use to rank securities had mixed results in terms of discriminating well between winners and losers. The best performing stock selection themes were those that focused on stock "momentum," either related to the underlying business momentum of the company, its stock price momentum, or its longer term growth prospects. In contrast, the themes focused on whether a stock is inexpensive relative to its peers did not distinguish well between good performing and poor performing stocks.

      Our industry-neutral approach struggled in several sectors and industries during the period. The portfolio suffered as investors became increasingly convinced that the economic expansion that favored the commodities, housing and interest-sensitive industries was drawing to a close. For example, within the metals and mining industry, we held several steel companies, including Steel Technologies and Quanex that were hit particularly hard. We also had large exposure to several homebuilders, including Technical Olympic, WCI Communities and Brookfield Homes. In the financials sector, real estate lender Fremont General and sub-prime credit card issuer CompuCredit each fell sharply during the period.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   65

RiverSource VP - Small Cap Value Fund

      The portfolio performed well within the industrials sector, particularly electric utilities and aerospace stocks. Within industrials, Gardner Denver and Encore had strong earnings. Aerospace equipment manufacturer Orbital Sciences and aircraft products and services company AAR also enjoyed strong earnings during the period.

      GSAM: During the period, our portion of the Fund's performance was boosted by effective stock selection. In particular, holdings in the consumer cyclicals and financials sectors as well as the transportation industry enhanced results. In contrast, stocks in the information technology, industrials and telecommunication services sectors detracted from results.

      Within the Fund's consumer cyclicals holdings, Select Comfort, a manufacturer and retailer of advanced mattresses, reported strong sales and earnings. The company also announced improved operating leverage and same-store sales growth. Within financials, the stock price of Accredited Home Lenders rose sharply in recent months, benefiting from an improved outlook for the U.S. housing market, a slowdown in the pace of interest rate increases and the company's healthy operating results.

      Detracting from performance during the period were stock-specific events that impacted several large holdings. In industrials, GrafTech Intl, which manufactures and provides synthetic and natural graphite and carbon-based products, was hurt by weak pricing power in Europe and rising costs. Truck trailer manufacturer Wabash Natl also detracted from results, due in large part to higher raw materials costs.

      RIVER ROAD: Stock selection, particularly within the consumer discretionary sector, was the primary source of positive performance. The largest positive contributors were Interstate Hotels and Resorts, portrait studio operator CPI and Coca-Cola Bottling Company. The rise in Interstate Hotels and Resorts reflects the firm's successful transition from operating exclusively as a hotel manager to a hotel owner and operator. While CPI benefited from improving results, the rise in Coca-Cola reflects overall investor interest in defensive, consumer staples-oriented companies.

      The largest detractors to performance were waste treatment services company Synagro Technologies, energy producer Encore Acquisitions, and BFC Financial. High energy prices had a negative impact on Synagro, which operates a network of more than 1,000 municipal and wastewater treatment plants, and we have since trimmed the Fund's position in the holding. Despite rising energy prices and record production volumes, Encore was negatively impacted by regional pipeline constraints and refining issues that decreased the firm's net revenue per barrel. The position has since been eliminated. BFC was impacted by weakness in its BankAtlantic and Levitt homebuilding units, but remains an attractive firm in our view. Thus, the Fund's target position was not adjusted.

      ROYCE: Our portion of the portfolio's performance was primarily the result of strong returns in the energy services and oil and gas industries, as well as strong dollar-based gains in industrial products and technology stocks. Both energy services and oil and gas companies continued to turn in strong results, which remained consistent with the ongoing dominance of energy-related stocks within the small-cap segment of the market and the U.S. stock market as a whole. Holdings in the precious metals and mining industries also made a notable positive contribution to performance. Component and systems companies and holdings in the semiconductors and equipment industry performed well, while gains in the industrial products industry were most highly concentrated in the machinery and building systems and components industries.

Q:    What changes did you make to your portion of the Fund?

      BARROW, HANLEY: Given our methodology, portfolio change significantly depends on finding companies with the potential for high fundamental improvement in our view. Alterations to the portfolio are, thus, evolutionary in nature. During the last 12 months the following stocks were eliminated: American Italian Pasta, Brookstone, Chesapeake, Continental Airlines, Cost Plus, Fleetwood, Haemonetics, Linens 'N Things and Tidewater. Additions to the portfolio included: 21st Century Insurance Group, a personal auto insurance provider; Diebold, a developer of self-service transaction systems; Guitar Center Management, a U.S. retailer of guitars and musical equipment; MAXIMUS, a provider of operations and management solutions mainly to the government sector; Mercury Computer Systems, a manufacturer of embedded computer systems and software; and Regal-Beloit, a leading global manufacturer of electrical and mechanical motion control products.

      DONALD SMITH: We sold some strong positions, taking profits, in America West, FBL Financial, La Quinta, Ryerson Tull, Sierra Pacific and Tech Data. We initiated positions in Domtar, Hutchinson Technology, Spansion, Superior Industries and UTStarcom. On average, these stocks were purchased at prices close to their lows and at discounts to book value.

      FRANKLIN PORTFOLIO: Our normal trading activity consists of selling stocks out of the portfolio that have deteriorated and replacing them with stocks that are attractive in our view. The major change to the portfolio during the period was in response to the annual rebalancing of the Russell 2000 Value Index that occurred near the end of June 2006. Although the change in the Index was smaller than it had been during the


------------------------------------------------------------------------------

66   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

      past several years, we have been repositioning the portfolio to track the new Index more closely. We did this by selling the stocks that left the Index and by buying the stocks that entered the Index starting in June. We have continued to do this for several months.

      GSAM: We believe that maintaining a disciplined approach is a key component of successful value investing. We establish a price target for each of the Fund's holdings and carefully monitor stock prices relative to those targets. Another factor in any sell decision is a company's increased risk profile related to its competitive environment, management changes or an increase in acquisition activity. Several positions were sold for a combination of these reasons during the period, including Agrium, Capital Automotive Reit and Take-Two Interactive Software.

      We captured profits from the Fund's position in AirTran Holdings. AirTran, through its wholly-owned subsidiary, AirTran Airways, provides scheduled air transportation services in the U.S. We believe the company has a competitively low cost structure and a modern fleet, which makes AirTran better equipped to deal with higher fuel costs. We also took profits in Select Comfort.

      RIVER ROAD: Because grocery stores can pass along price increases quickly and, during a period of decreased consumer spending, may benefit from an increase in sales of high margin, private label brands, we have increased the Fund's holdings in the grocery industry. In the wake of the Wal-Mart competitive scare many grocery stocks are attractively valued. We are currently invested in three grocery retailers, Arden, Ruddick, and Village. We also own convenience store operator Casey's General Stores. As a group, these companies target a diverse economic and geographic customer base. In addition, they continue to trade at an attractive discount to their absolute values.

      During the past few months we have increased the number of holdings within the portfolio. The increase in new holdings has provided added diversification and resulted in a more attractive discount to value for the portfolio.

      ROYCE: We generally held onto companies in the natural resources sector because we believed in many cases they had not yet reached full value. In other areas, we made no highly significant changes. We make individual buys and sells based on price targets and our exacting value criteria.

Q:    How will you manage your portion of the Fund in the coming months?

      BARROW, HANLEY: Almost regardless of the economic or stock market outlook, we go about our business of managing the portfolio the same way -- stock by stock, seeking the highest returns and lowest risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look beyond temporary difficulties and toward the long-term value of businesses.

      The current portfolio reflects the cumulative total of these individual opportunities during the last three or four years and, as such, is heavily weighted by beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and market values that reflect company prospects.

      The current, past and future construction of the portfolio should remain grounded in the discovery and exploitation of individual stock values more or less independent of sector or industry conditions. Those conditions may, as they have in the case of the Fund's industrials stocks currently, add to the Fund's performance -- or subtract from it -- over time. The primary value added should continue to come from securities analysis one stock at a time.

      DONALD SMITH: Energy stocks and financials remain large underweights relative to the Russell Index as we generally find few stocks in these areas that meet our strict valuation criteria. Currently, the information technology sector is the largest sector weighting in the portfolio. The technology stocks we have purchased for the portfolio have healthy balance sheets with little debt and large cash positions. In addition, many of the holdings in our portion of the portfolio are positioned to be either direct or indirect beneficiaries of lower energy prices. An airline, such as Alaska Air, would be a direct beneficiary of lower fuel costs, while a retailer such as Dillard's or auto parts company such as Visteon would be indirect beneficiaries as less consumer dollars are spent on fuel and more on consumer goods.

      FRANKLIN PORTFOLIO: We continue to position the portfolio to emphasize stocks with the characteristics that we've identified as leading to long-term outperformance in the small-cap value universe. We emphasize stocks that have inexpensive valuations relative to their peers and their own history, and also have identifiable business or market momentum so that their potential can be realized. We perform this analysis within industries and sectors and we are careful to maintain sector and industry weights within the portfolio similar to those in the Russell Index. As stocks within the portfolio no longer have the desired characteristics, we replace them with stocks that meet the Fund's criteria.

      RIVER ROAD: Since the fourth quarter of 2005, we have believed the market was going to face increasing investment headwinds. These headwinds are represented not only by higher energy prices and interest rates, but also by increasingly lofty valuations within the small-cap asset class. As a result, we have become increasingly focused on companies that we feel are less susceptible to rising rates/inflation, slowing economic growth and, perhaps, a


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   67

RiverSource VP - Small Cap Value Fund

      downturn in the broader equity markets. Many of these defensive traits are central to our investment philosophy, including companies that have little or no debt and generate significant free cash flow.

      Given the current investment environment, we expect to continue with our moderately defensive positioning of the portfolio. If oil prices decline, international tensions ease, inflation pressures moderate, and/or the Federal Reserve Board begins to lower interest rates, we could adopt a more aggressive stance. Though valuations within the small-cap asset class are at historically high levels, such conditions could provide for an expansion of current multiples. At this time, however, this scenario appears unlikely. That being said, macro market conditions have historically had only a modest impact on our bottom-up portfolio strategy.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

at Aug. 31, 2006
------------------------------------------------------------------------------
1 year                                                                 +12.28%
------------------------------------------------------------------------------
3 years                                                                +16.32%
------------------------------------------------------------------------------
5 years                                                                +12.87%
------------------------------------------------------------------------------
Since inception (8/14/01)                                              +12.35%
------------------------------------------------------------------------------

at Sept. 30, 2006
------------------------------------------------------------------------------
1 year                                                                 +12.63%
------------------------------------------------------------------------------
3 years                                                                +16.72%
------------------------------------------------------------------------------
5 years                                                                +15.59%
------------------------------------------------------------------------------
Since inception (8/14/01)                                              +12.26%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets at Aug. 31, 2006

Consumer Discretionary                       19.0%
Financials                                   17.2%
Industrials                                  16.8%
Information Technology                       14.2%         [PIE CHART]
Short-Term Securities(1)                      9.6%
Materials                                     6.1%
Other(2)                                     17.1%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1) Of the 9.6%, 2.0% is due to security lending activity and 7.6% is the fund's cash equivalent position.

(2)   Includes Consumer Staples 6.1%, Energy 4.0%, Health Care 3.4%, Utilities
      2.7%, and Telecommunication Services 0.9%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

------------------------------------------------------------------------------
THE TEN LARGEST HOLDINGS
------------------------------------------------------------------------------

                                                  PERCENT                 VALUE
                                           (OF PORTFOLIO ASSETS)   (AT AUG. 31, 2006)
--------------------------------------------------------------------------------------
AK Steel Holding                                    1.3%               $7,335,237
--------------------------------------------------------------------------------------
Reliant Energy                                      1.3                 7,187,640
--------------------------------------------------------------------------------------
Mac-Gray                                            1.1                 6,391,647
--------------------------------------------------------------------------------------
Genesis HealthCare                                  1.1                 6,102,361
--------------------------------------------------------------------------------------
Dillard's Cl A                                      1.1                 6,039,566
--------------------------------------------------------------------------------------
Spansion Cl A                                       1.0                 5,708,799
--------------------------------------------------------------------------------------
Regal-Beloit                                        1.0                 5,507,216
--------------------------------------------------------------------------------------
Royal Group Technologies                            1.0                 5,454,450
--------------------------------------------------------------------------------------
PolyOne                                             1.0                 5,402,276
--------------------------------------------------------------------------------------
Reynolds & Reynolds Cl A                            0.9                 5,190,108
--------------------------------------------------------------------------------------

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

           [PIE CHART]              The 10 holdings listed here make
                                    up 10.8% of portfolio assets


------------------------------------------------------------------------------

68   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

THE FUND'S LONG-TERM PERFORMANCE

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                     RIVERSOURCE VP - SMALL CAP VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                RiverSource
            VP - Small Cap Value      Russell 2000(R) Value    Lipper Small-Cap
                    Fund                     Index             Value Funds Index
 9/1/01           $10,000                    $10,000                $10,000
8/31/02           $ 9,531                    $ 9,440                $ 9,491
8/31/03           $11,460                    $11,675                $11,782
8/31/04           $13,383                    $13,951                $14,011
8/31/05           $16,062                    $17,105                $17,353
8/31/06           $18,035                    $19,281                $18,941

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Value Fund (from 9/1/01 to 8/31/06) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution. Also see "Past Performance" in the Fund's current prospectus.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   69

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND
AGE                     LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz          Board member        Chief Justice, Minnesota Supreme Court,
901 S. Marquette Ave.   since 2006          1998-2005
Minneapolis, MN 55402
Age 52
----------------------------------------------------------------------------------------------------------------------------------
Arne H. Carlson         Board member        Chair, Board Services Corporation (provides
901 S. Marquette Ave.   since 1999          administrative services to boards); former
Minneapolis, MN 55402                       Governor of Minnesota
Age 71
----------------------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member        Trustee Professor of Economics and
901 S. Marquette Ave.   since 2004          Management, Bentley College; former Dean,
Minneapolis, MN 55402                       McCallum Graduate School of Business,
Age 55                                      Bentley College
----------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones           Board member        Attorney and Consultant
901 S. Marquette Ave.   since 1985
Minneapolis, MN 55402
Age 71
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member        Former Managing Director, Shikiar Asset              American Progressive Insurance
901 S. Marquette Ave.   since 2005          Management
Minneapolis, MN 55402
Age 71
----------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.   Board member        President Emeritus and Professor of                  Valmont Industries, Inc.
901 S. Marquette Ave.   since 2002          Economics, Carleton College                          (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 67
----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia  Board member        Director, Enterprise Asset Management, Inc.          Strategic Distribution, Inc.
901 S. Marquette Ave.   since 2004          (private real estate and asset management company)   (transportation, distribution
Minneapolis, MN 55402                                                                            and logistics consultants)
Age 54
----------------------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor          Board member        President and Chief Executive Officer, SBLI USA
901 S. Marquette Ave.   since 2006          Mutual Life Insurance Company, Inc. since 1999
Minneapolis, MN 55402
Age 53
----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member        Chief Executive Officer, RiboNovix, Inc. since       Hybridon, Inc. (biotechnology);
901 S. Marquette Ave.   since 2002          2003 (biotechnology); former President, Forester     American Healthways, Inc.
Minneapolis, MN 55402                       Biotech                                              (health management programs)
Age 62
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

70   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                               POSITION HELD
ADDRESS,                            WITH FUND AND
AGE                                 LENGTH OF SERVICE   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS             OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
William F. Truscott**               Board member        President, Ameriprise Certificate Company since 2006;
53600 Ameriprise Financial Center   since 2001,         President - U.S. Asset Management and Chief
Minneapolis, MN 55474               Vice President      Investment Officer, Ameriprise Financial, Inc. and
Age 46                              since 2002,         President, Chairman of the Board and Chief Investment
                                    Acting President    Officer, RiverSource Investments, LLC since 2005;
                                    since 2006          Senior Vice President - Chief Investment Officer,
                                                        Ameriprise Financial, Inc. and Chairman of the Board
                                                        and Chief Investment Officer, RiverSource
                                                        Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------------------------

 * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

** Paula R. Meyer resigned her position as President for the RiverSource funds. Mr. Truscott has been appointed Acting President and will be assuming the responsibilities of President until a permanent replacement for Ms. Meyer is found.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President and Acting President, the Fund's other officers are:

FUND OFFICERS

NAME,                              POSITION HELD
ADDRESS,                           WITH FUND AND
AGE                                LENGTH OF SERVICE         PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                     Treasurer                 Vice President - Investment Accounting, Ameriprise Financial, Inc.,
105 Ameriprise Financial Center    since 2002                since 2002; Vice President - Finance, American Express Company,
Minneapolis, MN 55474                                        2000-2002
Age 51
----------------------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                 Vice President            Executive Vice President - Equity and Fixed Income, Ameriprise
172 Ameriprise Financial Center    since 2004                Financial, Inc. and RiverSource Investments, LLC since 2006; Vice
Minneapolis, MN 55474                                        President - Investments, Ameriprise Certificate Company since 2003;
Age 42                                                       Senior Vice President - Fixed Income, Ameriprise Financial, Inc.,
                                                             2002-2006 and RiverSource Investments, LLC, 2004-2006; Managing
                                                             Director, Zurich Global Assets, 2001-2002
----------------------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                      Vice President, General   President of Board Services Corporation
901 S. Marquette Ave.              Counsel, and Secretary
Minneapolis, MN 55402              since 1978
Age 68
----------------------------------------------------------------------------------------------------------------------------------
Edward S. Dryden*                  Acting Chief Compliance   Chief Compliance Officer, Ameriprise Certificate Company since
1875 Ameriprise Financial Center   Officer since 2006        2006; Vice President - Asset Management Compliance, RiverSource
Minneapolis, MN 55474                                        Investments, LLC since 2006; Chief Compliance Officer - Mason
Age 41                                                       Street Advisors, LLC, 2002-2006
----------------------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                     Anti-Money Laundering     Compliance Director and Anti-Money Laundering Officer, Ameriprise
2934 Ameriprise Financial Center   Officer since 2004        Financial, Inc. since 2004; Manager Anti-Money Laundering,
Minneapolis, MN 55474                                        Ameriprise Financial, Inc., 2003-2004; Compliance Director and Bank
Age 42                                                       Secrecy Act Officer, American Express Centurion Bank, 2000-2003
----------------------------------------------------------------------------------------------------------------------------------

*     Beth E. Weimer resigned her position as Chief Compliance Officer for the
      RiverSource funds. Mr. Dryden has been appointed Acting Chief Compliance
      Officer and will be assuming the responsibilities of Chief Compliance
      Officer until a permanent replacement for Ms. Weimer is found.

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

For VP - Core Bond, VP - Diversified Bond, VP - Global Bond, VP - Global Inflation Protected Securities, VP - High Yield Bond, VP - Income Opportunities, VP - Short Duration U.S. Government, VP - Growth, VP - Large Cap Equity, VP - Large Cap Value, VP - Mid Cap Growth, VP - Mid Cap Value, VP
- S&P 500 Index, VP - Balanced, VP - Diversified Equity Income, VP - Cash
Management:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

For VP - Emerging Markets and VP - International Opportunity:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Threadneedle International Limited and the investment manager, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

For VP - Small Cap Advantage:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006. Also at this meeting, the subadvisory agreement between Kenwood Capital Management LLC and the investment manager, on behalf of the Fund, was approved by the vote of a majority of the outstanding voting securities for the Fund.

For VP - Fundamental Value:

RiverSource Investments, LLC (RiverSource Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to the fund. Under an investment management services agreement (the IMS Agreement), the investment manager provides investment advice and other services to the fund. The fund's Board of Directors (the Board) and the Board's Investment Review and Contracts Committees monitor these services.

The independent Board members determined to approve the IMS Agreement based on the following factors:

In addition to portfolio management and investment research, RiverSource Investments and its affiliates provide portfolio trading, daily net asset value calculation, management of cash flows, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. The Board also noted RiverSource Investments commitment to a culture that adheres to ethical business practice, assigns accountability to senior management and seeks to identify conflicts and propose appropriate action to minimize the risks posed by the conflicts. The Board concluded that the services to be provided are consistent with services provided by investment managers to comparable mutual funds (as compiled by Lipper Analytical Services).


------------------------------------------------------------------------------

72   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

The Board also evaluated the price for the services to be provided by RiverSource Investments, noting the existence of a pricing philosophy, established by the Board and RiverSource Investments, that seeks to maintain total fund expenses within a range of the median expenses charged to comparable funds sold through financial advisers. It also noted that RiverSource Investments has agreed to voluntarily impose expense caps if necessary to achieve this pricing objective.

The Board also took into account the effect of the proposed performance incentive adjustment on the advisory fee. In this regard, the Board determined the appropriateness of (i) the use of the relevant index for the performance comparison; (ii) the methodology for determining when the Board may change an index used to calculate the performance incentive adjustment; (iii) the periods used for averaging the fund's assets and computing investment performance; and (iv) the length of the period over which performance is computed.

The Board considered the economies of scale that might be realized by RiverSource Investments as the fund grows and took note of the extent to which fund shareholders also might benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees RiverSource Investments will charge to the fund with those it charges to institutional clients, noting that the relatively higher fees to be paid by the fund are principally attributable to the additional services required to manage a regulated mutual fund such as the fund, and the operation of a large mutual fund family. The Board also considered the profitability of RiverSource Investments and its affiliates. The Board concluded that RiverSource Investments' overall costs and profitability were appropriate.

The Board considered that the fees paid by the fund should help permit RiverSource Investments to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to RiverSource Investments under the IMS Agreement were fair and reasonable and determined to approve the IMS Agreement.

For VP - Select Value:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, the Board determined to approve the continuation of the subadvisory agreements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   73

For VP - Small Cap Value:

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

The Fund operates under an order from the Securities and Exchange Commission that permits the investment manager, subject to the approval of the Board, to appoint unaffiliated subadvisers or change the terms of subadvisory agreements without first obtaining shareholder approval. As a basis for making its determination, the Board monitors the investment performance of the Fund throughout the year using a number of benchmarks and comparison periods of one, three and five years, as well as, the entire period during which the subadviser has managed its portion of the investment portfolio. On an annual basis the Board assesses the operating capabilities of the subadviser, such as adherence to the investment strategies of the Fund, compliance with its code of ethics and all applicable legal requirements, and its working relationship with the investment manager, through reports prepared by the investment manager. During the year, if there is a change in the composition of the subadviser's management team or if other circumstances so require, the Board will re-assess the operating capabilities. The Board also considers the fees paid by the investment manager to the subadviser and any business relationships that exist between the investment manager and its affiliates and the subadviser. Based on its review and evaluation, at a meeting of the Board held on April 12-13, 2006, the Board, including a majority of its independent members, approved the recommendation of RiverSource Investments to terminate the subadvisory agreement with Goldman Sachs Asset Management, L.P. ("GSAM"). Previously, Royce & Associates, LLC ("Royce") had provided notice of termination of its subadvisory agreement to the investment manager, but had agreed to manage its portion of the Fund's assets through April 2006. The Board then approved a new subadvisory agreement with River Road Asset Management, LLC ("River Road"), which became effective on April 24, 2006. The Board also determined to approve the continuation of the subadvisory agreements for Donald Smith & Co., Inc., Franklin Portfolio Associates LLC, and Barrow, Hanley, Mewhinney & Strauss, Inc.

The recommendation to terminate GSAM was made by the investment manager in the ordinary course of its ongoing evaluation of the subadvisers. GSAM was no longer best suited to delivering under the Fund's investment strategy, and it had begun to deliver less than expected performance. Royce elected to no longer act as a subadviser on the Fund, as they are exiting the subadvised business.

The recommendation to hire River Road to manage the assets previously managed by GSAM and Royce was based on RiverSource Investments' analysis that the investment strategy of River Road is complimentary with the Fund's other subadvisers and is in the best interests of the Fund and its shareholders.


------------------------------------------------------------------------------

74   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE VARIABLE PORTFOLIO -- INCOME SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO -- INVESTMENT SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO -- MANAGED SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO -- MANAGERS SERIES, INC.
RIVERSOURCE VARIABLE PORTFOLIO -- MONEY MARKET SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund (funds within RiverSource Variable Portfolio -Income Series, Inc.), RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund and RiverSource VP -Small Cap Advantage Fund (funds within RiverSource Variable Portfolio - Investment Series, Inc.), RiverSource VP - Balanced Fund and RiverSource VP - Diversified Equity Income Fund (funds within RiverSource Variable Portfolio - Managed Series, Inc.), RiverSource VP - Fundamental Value Fund, RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund (funds within RiverSource Variable Portfolio - Managers Series, Inc.) and RiverSource VP - Cash Management Fund (fund within RiverSource Variable Portfolio - Money Market Series, Inc.), as of August 31, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP -Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Small Cap Advantage Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP
- Fundamental Value Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Value Fund and RiverSource VP - Cash Management Fund as of August 31, 2006, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

October 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   75

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -         CASH               CORE
                                                                                 BALANCED          MANAGEMENT            BOND
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,916,459,597, $1,000,843,087 and $71,917,217)           $ 2,106,109,269    $ 1,000,843,087       $ 71,669,320
Cash in bank on demand deposit                                                             --            119,764             90,903
Foreign currency holdings for RiverSource VP - Core Bond Fund
   (identified cost $43,814) (Note 1)                                                      --                 --             44,288
Receivable for investment securities sold                                          52,323,483                 --          3,059,346
Dividends and accrued interest receivable                                           8,583,285          2,421,957            467,921
Unrealized appreciation on swap transactions, at value (Note 9)                       131,141                 --              6,557
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    2,167,147,178      1,003,384,808         75,338,335
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                   2,029,268                 --                 --
Dividends payable to shareholders (Note 1)                                         13,068,694          3,937,712            225,552
Payable for investment securities purchased                                        32,807,750                 --          3,338,099
Payable for securities purchased on a forward-commitment basis (Note 1)            58,925,428                 --          9,011,946
Accrued investment management services fee                                            902,963            273,965             25,492
Accrued distribution fee                                                              218,562            103,776              6,639
Accrued transfer agency fee                                                           104,906             49,811              3,186
Accrued administrative services fee                                                    93,793             47,783              3,718
Payable upon return of securities loaned (Note 6)                                   4,460,000                 --                 --
Other accrued expenses                                                                320,428            134,520             25,942
Forward sale commitments, at value (proceeds receivable $7,655,625 for
   RiverSource VP - Balanced Fund) (Note 1)                                         7,726,246                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 120,658,038          4,547,567         12,640,574
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $ 2,046,489,140    $   998,837,241       $ 62,697,761
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value ($.001 for RiverSource VP - Balanced Fund)
   (Note 1)                                                                   $       132,523    $     9,991,951       $     64,153
Additional paid-in capital                                                      1,806,224,555        988,847,885         63,856,526
Undistributed (excess distributions over) net investment income                      (236,516)                --                345
Accumulated net realized gain (loss) (Note 12)                                     50,580,771             (2,595)          (998,659)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Notes 7 and 9)                189,787,807                 --           (224,604)
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $ 2,046,489,140    $   998,837,241       $ 62,697,761
====================================================================================================================================
Shares outstanding                                                                132,523,162        999,195,064          6,415,333
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         15.44    $          1.00       $       9.77
------------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                             $     4,354,300    $            --       $         --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


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76   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                DIVERSIFIED       DIVERSIFIED          EMERGING
                                                                                   BOND          EQUITY INCOME          MARKETS
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $2,692,808,348, $2,625,100,130, and $398,371,553)         $ 2,687,497,402    $ 2,927,406,117      $ 431,490,630
Cash in bank on demand deposit                                                        110,700            101,595             48,620
Foreign currency holdings (identified cost $1,460,671 for RiverSource
   VP - Diversified Bond Fund and $1,744,580 for RiverSource Emerging
   Markets Fund) (Note 1)                                                           1,477,027                 --          1,744,522
Receivable for investment securities sold                                         101,495,630        117,212,443         14,590,394
Dividends and accrued interest receivable                                          16,205,010          7,412,294            177,732
Unrealized appreciation on swap transactions, at value (Note 9)                       362,387                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    2,807,148,156      3,052,132,449        448,051,898
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                          8,631,529          9,988,322            721,298
Payable for investment securities purchased                                       127,650,276        141,442,768         19,678,992
Payable for securities purchased on a forward-commitment basis (Note 1)           286,424,577                 --                 --
Accrued investment management services fee                                            892,629          1,378,465            387,968
Accrued distribution fee                                                              240,971            298,814             44,413
Accrued transfer agency fee                                                           115,662            143,426             21,317
Accrued administrative services fee                                                   122,032            125,895             28,424
Payable upon return of securities loaned (Note 6)                                  57,541,250         21,745,000                 --
Other accrued expenses                                                                308,484            323,875             93,548
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 481,927,410        175,446,565         20,975,960
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $ 2,325,220,746    $ 2,876,685,884      $ 427,075,938
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                      $     2,237,870    $     1,906,740      $     261,733
Additional paid-in capital                                                      2,497,512,760      2,368,493,033        337,020,107
Undistributed (excess of distributions over) net investment income                    (52,767)          (153,938)              (104)
Accumulated net realized gain (loss) (Note 12)                                   (170,099,386)       204,131,619         56,638,594
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Notes 7 and 9)                 (4,377,731)       302,308,430         33,155,608
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $ 2,325,220,746    $ 2,876,685,884      $ 427,075,938
====================================================================================================================================
Shares outstanding                                                                223,786,954        190,673,971         26,173,286
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         10.39    $         15.09      $       16.32
------------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                             $    56,263,120    $    20,866,180      $          --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   77

RiverSource Variable Portfolio Funds

                                                                                                                   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   GLOBAL INFLATION
                                                                                FUNDAMENTAL          GLOBAL            PROTECTED
                                                                                   VALUE              BOND            SECURITIES
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $234,295,115, $695,232,889 and $401,348,945)              $   238,243,802    $   706,880,633      $ 409,850,752
Cash in bank on demand deposit                                                        133,660             23,046                 --
Foreign currency holdings (identified cost $2,182, $1,560,258 and
   $1,374,711) (Note 1)                                                                 2,176          1,571,927          1,404,643
Receivable for investment securities sold                                             211,688          1,687,456                 --
Dividends and accrued interest receivable                                             286,481          8,546,005          2,018,268
Unrealized appreciation on foreign currency contracts held, at value
   (Note 5)                                                                                --             40,788            797,889
Unrealized appreciation on swap transactions, at value (Note 9)                            --             60,325                 --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      238,877,807        718,810,180        414,071,552
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                          --                 --                875
Dividends payable to shareholders (Note 1)                                            279,853          1,334,071                 --
Payable for investment securities purchased                                         6,696,678         17,897,066         10,164,322
Payable for securities purchased on a forward-commitment basis (Note 1)                    --          6,251,579                 --
Unrealized depreciation on foreign currency contracts held, at value
   (Note 5)                                                                                --            206,160            505,742
Accrued investment management services fee                                            131,888            403,197            141,681
Accrued distribution fee                                                               22,584             72,253             40,251
Accrued transfer agency fee                                                            10,840             34,680             19,320
Accrued administrative services fee                                                    10,840             45,475             22,540
Other accrued expenses                                                                 17,774            127,912             26,888
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   7,170,457         26,372,393         10,921,619
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $   231,707,350    $   692,437,787      $ 403,149,933
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                      $       231,010    $       641,853      $     401,432
Additional paid-in capital                                                        227,404,005        682,612,538        397,711,731
Undistributed (excess of distributions over) net investment income                      8,006           (461,035)          (913,655)
Accumulated net realized gain (loss) (Note 12)                                        115,650         (2,201,250)        (2,898,597)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Notes 5, 7 and 9)               3,948,679         11,845,681          8,849,022
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $   231,707,350    $   692,437,787      $ 403,149,933
====================================================================================================================================
Shares outstanding                                                                 23,100,954         64,185,271         40,143,239
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         10.03    $         10.79      $       10.04
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

78   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -      HIGH YIELD           INCOME
                                                                                  GROWTH              BOND           OPPORTUNITIES
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $611,614,041, $1,187,864,218 and $265,635,092)              $ 612,209,990    $ 1,176,761,750      $ 265,050,769
Cash in bank on demand deposit                                                         70,980             31,905             46,956
Foreign currency holdings for RiverSource VP - Growth Fund (identified
   cost $375,165) (Note 1)                                                            379,394                 --                 --
Receivable for investment securities sold                                           9,065,644          6,695,973          3,015,166
Dividends and accrued interest receivable                                             660,145         21,146,147          4,610,043
Other receivable                                                                           --             91,484                 --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      622,386,153      1,204,727,259        272,722,934
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                          1,265,404          6,907,601          1,276,892
Payable for investment securities purchased                                         8,750,576          1,158,250         12,592,799
Payable for securities purchased on a forward-commitment basis (Note 1)                    --          4,005,478                 --
Accrued investment management services fee                                            306,786            593,821            124,064
Accrued distribution fee                                                               63,914            126,680             25,423
Accrued transfer agency fee                                                            30,678             60,804             12,203
Accrued administrative services fee                                                    30,245             67,175             14,237
Other accrued expenses                                                                104,491            221,282             44,421
Options contracts written at value (premiums received,
   $649,830 for RiverSource VP - Growth Fund) (Note 8)                                313,500                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  10,865,594         13,141,091         14,090,039
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                              $ 611,520,559    $ 1,191,586,168      $ 258,632,895
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                        $     882,288    $     1,784,303      $     256,701
Additional paid-in capital                                                        696,464,509      1,415,738,587        259,249,883
Undistributed (excess of distributions over) net investment income                         (1)         6,391,280               (115)
Accumulated net realized gain (loss) (Note 12)                                    (86,763,127)      (221,317,018)          (289,251)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                    936,890        (11,010,984)          (584,323)
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock        $ 611,520,559    $ 1,191,586,168      $ 258,632,895
====================================================================================================================================
Shares outstanding                                                                 88,228,838        178,430,268         25,670,141
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                          $        6.93    $          6.68      $       10.08
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   79

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                               INTERNATIONAL        LARGE CAP          LARGE CAP
                                                                                OPPORTUNITY          EQUITY              VALUE
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $1,017,991,955, $3,544,357,513 and $19,247,076)           $ 1,267,234,695    $ 3,738,355,697       $ 20,547,222
Cash in bank on demand deposit                                                         78,892             26,239             64,209
Foreign currency holdings for RiverSource VP - International Opportunity
   Fund and RiverSource VP - Large Cap Equity Fund (identified cost
   $1,898,338 and $841,504 respectively) (Note 1)                                   1,855,527            836,733                 --
Receivable for investment securities sold                                           9,317,609         34,057,915            176,176
Dividends and accrued interest receivable                                           1,547,638          6,805,621             48,551
Reclaims receivable                                                                   888,896                 --                 --
Unrealized appreciation on swap transactions, at value (Note 9)                            --             44,950                 --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                    1,280,923,257      3,780,127,155         20,836,158
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                          1,934,993         10,911,651             66,100
Payable for investment securities purchased                                         6,909,021         24,575,086             10,440
Accrued investment management services fee                                            803,431          1,791,040             10,368
Accrued distribution fee                                                              133,992            396,110              2,160
Accrued transfer agency fee                                                            64,314            190,126              1,037
Accrued administrative services fee                                                    81,405            158,604              1,037
Payable upon return of securities loaned (Note 6)                                   4,496,500          7,984,400                 --
Other accrued expenses                                                                258,838            518,574             32,831
Options contracts written, at value (premiums received, $1,364,618 for
   RiverSource VP - Large Cap Equity Fund) (Note 8)                                        --            658,350                 --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  14,682,494         47,183,941            123,973
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                            $ 1,266,240,763    $ 3,732,943,214       $ 20,712,185
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                      $     1,034,857    $     1,629,677       $     17,687
Additional paid-in capital                                                      1,515,207,792      3,842,119,620         18,576,538
Undistributed (excess of distributions over) net investment income                  3,023,480         (1,037,776)            (2,762)
Accumulated net realized gain (loss) (Note 12)                                   (502,378,993)      (304,781,887)           820,573
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies (Notes 7 and 9)                249,353,627        195,013,580          1,300,149
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock      $ 1,266,240,763    $ 3,732,943,214       $ 20,712,185
====================================================================================================================================
Shares outstanding                                                                103,485,736        162,967,709          1,768,692
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                        $         12.24    $         22.91       $      11.71
------------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                             $     4,091,910    $     7,779,919       $         --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

80   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                  MID CAP            MID CAP            S&P 500
                                                                                  GROWTH              VALUE              INDEX
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $731,309,929, $235,887,407 and $309,992,169)             $    707,850,384      $ 239,961,281      $ 367,509,893
Cash in bank on demand deposit                                                         18,289             78,424                 --
Expense reimbursement receivable from the Investment Manager                               --                 --            138,671
Receivable for investment securities sold                                          15,079,639          6,353,974             47,793
Dividends and accrued interest receivable                                             677,004            314,793            784,318
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                      723,625,316        246,708,472        368,480,675
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Disbursements in excess of cash on demand deposit                                          --                 --             30,774
Dividends payable to shareholders (Note 1)                                                 --            346,322          1,425,711
Payable for investment securities purchased                                        10,239,035         17,737,050                 --
Accrued investment management services fee                                            421,315            123,519             68,178
Accrued distribution fee                                                               75,236             22,057             38,738
Accrued transfer agency fee                                                            36,112             10,587             18,593
Accrued administrative services fee                                                    35,226             10,587             18,593
Payable upon return of securities loaned (Note 6)                                   3,780,000                 --                 --
Other accrued expenses                                                                135,822             47,163             95,553
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                  14,722,746         18,297,285          1,696,140
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                           $    708,902,570      $ 228,411,187      $ 366,784,535
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                     $        646,909      $     180,583      $     414,497
Additional paid-in capital                                                      1,838,401,107        222,291,791        310,235,560
Excess of distributions over net investment income                                         --            (33,276)           106,305
Accumulated net realized gain (loss) (Note 12)                                 (1,106,685,901)         1,898,078         (1,556,953)
Unrealized appreciation (depreciation) on investments and on translation of
   assets and liabilities in foreign currencies (Note 7)                          (23,459,545)         4,074,011         57,585,126
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock     $    708,902,570      $ 228,411,187      $ 366,784,535
====================================================================================================================================
Shares outstanding                                                                 64,690,914         18,058,349         41,449,735
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                       $          10.96      $       12.65      $        8.85
------------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                            $      3,651,000      $          --      $          --
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   81

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                  SELECT         SHORT DURATION        SMALL CAP
                                                                                   VALUE         U.S. GOVERNMENT       ADVANTAGE
AUG. 31, 2006                                                                      FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)
   (identified cost $25,820,984, $540,408,858 and $206,374,885)                  $ 27,897,204      $ 537,626,736      $ 217,134,018
Cash in bank on demand deposit                                                         91,517            153,682            105,782
Foreign currency holdings for RiverSource VP - Select Value Fund
   (identified cost $1,293) (Note 1)                                                    1,338                 --                 --
Receivable for investment securities sold                                              14,814         15,092,789          3,681,681
Dividends and accrued interest receivable                                              42,663          3,126,314            115,765
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       28,047,536        555,999,521        221,037,246
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                             41,998          1,598,678                 --
Payable for investment securities purchased                                         1,383,140         37,293,038          2,749,914
Payable for securities purchased on a forward-commitment basis (Note 1)                    --         53,785,689                 --
Accrued investment management services fee                                             17,441            188,706            144,628
Accrued distribution fee                                                                2,795             49,143             22,884
Accrued transfer agency fee                                                             1,342             23,588             10,984
Accrued administrative services fee                                                     1,342             27,519             14,646
Other accrued expenses                                                                 17,642            109,825             64,727
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,465,700         93,076,186          3,007,783
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                               $ 26,581,836      $ 462,923,335      $ 218,029,463
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                         $     22,674      $     457,992      $     158,012
Additional paid-in capital                                                         24,102,281        477,613,693        179,774,172
Undistributed (excess of distributions over) net investment income                        395            (62,747)            41,443
Accumulated net realized gain (loss) (Note 12)                                        380,221        (12,300,685)        27,281,982
Unrealized appreciation (depreciation) on investments and on translation of
   assets and liabilities in foreign currencies (Note 7)                            2,076,265         (2,784,918)        10,773,854
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock         $ 26,581,836      $ 462,923,335      $ 218,029,463
====================================================================================================================================
Shares outstanding                                                                  2,267,368         45,799,220         15,801,238
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                           $      11.72      $       10.11      $       13.80
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

82   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                                                   RIVERSOURCE VP -
                                                                                                                       SMALL CAP
                                                                                                                         VALUE
AUG. 31, 2006                                                                                                            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (Note 1)*
   (identified cost $530,210,246)                                                                                     $ 559,332,158
Cash in bank on demand deposit                                                                                              249,018
Receivable for investment securities sold                                                                                 4,341,122
Dividends and accrued interest receivable                                                                                   380,994
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                            564,303,292
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Dividends payable to shareholders (Note 1)                                                                                  457,019
Payable for investment securities purchased                                                                               3,439,663
Accrued investment management services fee                                                                                  432,654
Accrued distribution fee                                                                                                     56,622
Accrued transfer agency fee                                                                                                  27,178
Accrued administrative services fee                                                                                          36,096
Payable upon return of securities loaned (Note 6)                                                                        11,029,400
Other accrued expenses                                                                                                       60,785
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                        15,539,417
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                                                    $ 548,763,875
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
REPRESENTED BY
------------------------------------------------------------------------------------------------------------------------------------
Capital stock -- $.01 par value (Note 1)                                                                              $     364,469
Additional paid-in capital                                                                                              459,229,134
Undistributed net investment income                                                                                         183,446
Accumulated net realized gain (loss) (Note 12)                                                                           59,864,914
Unrealized appreciation (depreciation) on investments and on translation of
   assets and liabilities in foreign currencies                                                                          29,121,912
------------------------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                                              $ 548,763,875
====================================================================================================================================
Shares outstanding                                                                                                       36,446,922
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock                                                                $       15.06
------------------------------------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 6)                                                                     $  10,264,353
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   83

STATEMENTS OF OPERATIONS
RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -         CASH               CORE
                                                                                 BALANCED          MANAGEMENT            BOND
YEAR ENDED AUG. 31, 2006                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                       $  36,616,054       $         --       $         --
Interest                                                                           39,923,037         35,217,690          2,907,966
Fee income from securities lending (Note 6)                                           191,300                 --                 --
   Less foreign taxes withheld                                                        (84,794)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       76,645,597         35,217,690          2,907,966
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 11,773,679          3,099,857            333,535
Distribution fee                                                                    2,821,196            940,713             75,382
Transfer agency fee                                                                   652,017            246,070             18,540
Administrative services fees and expenses                                           1,246,324            447,159             41,986
Custodian fees                                                                        229,150             63,635             60,092
Compensation of board members                                                          20,913             11,730              8,597
Printing and postage                                                                  577,375            194,040             10,158
Audit fees                                                                             27,000             21,500             20,000
Other                                                                                  40,506             14,364              8,993
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     17,388,160          5,039,068            577,283
   Expenses waived/reimbursed by the Investment Manager and its affiliates
      (Note 2)                                                                             --                 --            (59,290)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   17,388,160          5,039,068            517,993
   Earnings and bank fee credits on cash balances (Note 2)                             (2,918)            (3,315)            (2,769)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 17,385,242          5,035,753            515,224
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    59,260,355         30,181,937          2,392,742
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 134,095,911               (798)        (1,059,999)
   Foreign currency transactions                                                     (124,615)                --             (4,827)
   Futures contracts                                                                1,604,234                 --            116,511
   Swap transactions                                                                     (944)                --               (524)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           135,574,586               (798)          (948,839)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                    (29,065,213)                --           (522,771)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             106,509,373               (798)        (1,471,610)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 165,769,728       $ 30,181,139       $    921,132
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

84   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT.

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                DIVERSIFIED        DIVERSIFIED         EMERGING
                                                                                   BOND           EQUITY INCOME         MARKETS
YEAR ENDED AUG. 31, 2006                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                       $          --      $  55,141,757       $  7,670,211
Interest                                                                           96,130,706          2,450,193            562,009
Fee income from securities lending (Note 6)                                           530,882            217,630                 --
   Less foreign taxes withheld                                                             --           (410,141)          (660,717)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       96,661,588         57,399,439          7,571,503
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 10,386,439         14,825,523          3,834,039
Distribution fee                                                                    2,445,873          2,845,725            425,597
Transfer agency fee                                                                   620,106            789,012            123,328
Administrative services fees and expenses                                           1,289,984          1,252,553            284,260
Custodian fees                                                                        207,670            352,750            303,261
Compensation of board members                                                          17,496             17,513              9,264
Printing and postage                                                                  521,210            559,350             73,362
Audit fees                                                                             27,000             30,000             20,500
Other                                                                                  38,858             23,679            178,175
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     15,554,636         20,696,105          5,251,786
   Earnings and bank fee credits on cash balances (Note 2)                             (7,722)            (1,987)            (2,136)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 15,546,914         20,694,118          5,249,650
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    81,114,674         36,705,321          2,321,853
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 (32,643,150)       208,875,344         56,915,477
   Foreign currency transactions                                                     (152,633)            35,615           (858,475)
   Futures contracts                                                                5,423,762                 --                 --
   Swap transactions                                                                   21,956                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           (27,350,065)       208,910,959         56,057,002
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                    (15,056,707)        53,554,454         15,075,906
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (42,406,772)       262,465,413         71,132,908
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  38,707,902      $ 299,170,734       $ 73,454,761
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   85

RiverSource Variable Portfolio Funds

                                                                                                                   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   GLOBAL INFLATION
                                                                                FUNDAMENTAL          GLOBAL            PROTECTED
                                                                                   VALUE              BOND            SECURITIES
YEAR ENDED AUG. 31, 2006                                                          FUND(a)             FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                         $   433,738       $         --       $         --
Interest                                                                              234,568         23,851,829         12,599,540
Fee income from securities lending (Note 6)                                                --              9,274                 --
   Less foreign taxes withheld                                                         (7,391)           (27,307)            (2,674)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                          660,915         23,833,796         12,596,866
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    206,566          4,640,640          1,164,368
Distribution fee                                                                       35,371            762,389            318,273
Transfer agency fees                                                                   16,978            192,817             99,902
Administrative services fees and expenses                                              16,978            489,934            176,325
Custodian fees                                                                         27,090            158,750             45,645
Compensation of board members                                                              --             10,696              8,597
Printing and postage                                                                    3,242            177,050             92,286
Audit fees                                                                             20,000             24,000             20,000
Other                                                                                     164             13,130             23,353
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        326,389          6,469,406          1,948,749
   Expenses waived/reimbursed by the Investment Manager and its affiliates
      (Note 2)                                                                        (23,585)                --           (114,683)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      302,804          6,469,406          1,834,066
   Earnings and bank fee credits on cash balances (Note 2)                               (548)            (1,806)            (2,594)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    302,256          6,467,600          1,831,472
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       358,659         17,366,196         10,765,394
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     115,654         (1,642,404)        (2,708,631)
   Foreign currency transactions                                                      (61,127)          (487,909)        (5,949,866)
   Futures contracts                                                                       --            972,433                 --
   Swap transactions                                                                       --            (10,629)                --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                54,527         (1,168,509)        (8,658,497)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                      3,938,541         (5,952,008)         7,996,039
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                               3,993,068         (7,120,517)          (662,458)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $ 4,351,727       $ 10,245,679       $ 10,102,936
====================================================================================================================================

(a) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.

See accompanying notes to financial statements.


------------------------------------------------------------------------------

86   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                                RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                             RIVERSOURCE VP -      HIGH YIELD           INCOME
                                                                                  GROWTH              BOND           OPPORTUNITIES
YEAR ENDED AUG. 31, 2006                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                       $  10,276,586      $          --       $         --
Interest                                                                            1,466,282         97,299,978          7,750,350
Fee income from securities lending (Note 6)                                            48,444                 --                 --
   Less foreign taxes withheld                                                       (194,117)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       11,597,195         97,299,978          7,750,350
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  3,751,065          7,413,897            653,044
Distribution fee                                                                      746,056          1,541,872            131,976
Transfer agency fee                                                                   207,746            373,691             45,332
Administrative services fees and expenses                                             366,683            840,455             76,233
Custodian fees                                                                        151,100             95,043             34,820
Compensation of board members                                                          10,380             14,280              8,597
Printing and postage                                                                  152,200            354,210             33,485
Audit fees                                                                             21,000             27,000             20,000
Other                                                                                  12,356             18,363              9,308
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      5,418,586         10,678,811          1,012,795
   Earnings and bank fee credits on cash balances (Note 2)                             (1,518)            (4,108)            (3,680)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                  5,417,068         10,674,703          1,009,115
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                     6,180,127         86,625,275          6,741,235
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  33,312,570          1,041,488           (259,128)
   Foreign currency transactions                                                       24,873                 --                 --
   Futures contracts                                                               (1,049,226)                --                 --
   Options contracts written (Note 8)                                               1,282,736                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            33,570,953          1,041,488           (259,128)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                    (20,509,288)       (19,241,545)        (1,116,480)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                              13,061,665        (18,200,057)        (1,375,608)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $  19,241,792      $  68,425,218       $  5,365,627
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   87

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                               INTERNATIONAL        LARGE CAP          LARGE CAP
                                                                                OPPORTUNITY          EQUITY              VALUE
YEAR ENDED AUG. 31, 2006                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                       $  28,910,841      $  64,447,141        $   428,966
Interest                                                                              477,054          3,523,830             13,246
Fee income from securities lending (Note 6)                                           854,518            411,482                 --
   Less foreign taxes withheld                                                     (2,953,973)          (536,985)              (911)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                       27,288,440         67,845,468            441,301
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                 10,469,388         18,214,495            102,616
Distribution fee                                                                    1,580,636          3,994,421             22,190
Transfer agency fee                                                                   391,479          1,168,235              5,785
Administrative services fees and expenses                                             976,719          1,726,620             10,525
Custodian fees                                                                        406,430            431,400             45,710
Compensation of board members                                                          14,164             25,530                 --
Printing and postage                                                                  305,050            644,700              6,902
Audit fees                                                                             26,500             36,000             19,500
Other                                                                                  23,460             45,973                462
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     14,193,826         26,287,374            213,690
   Expenses waived/reimbursed by the Investment Manager and its affiliates
      (Note 2)                                                                             --                 --            (33,151)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   14,193,826         26,287,374            180,539
   Earnings and bank fee credits on cash balances (Note 2)                             (2,074)            (3,638)           (14,675)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                 14,191,752         26,283,736            165,864
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                    13,096,688         41,561,732            275,437
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 197,090,703        221,874,381            907,987
   Foreign currency transactions                                                      258,532            (15,410)               (13)
   Futures contracts                                                                       --           (872,886)                --
   Swap transactions                                                                       --           (793,303)                --
   Options contracts written (Note 8)                                                      --          1,991,238                 --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                           197,349,235        222,184,020            907,974
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                     57,942,017        (90,675,460)           652,685
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             255,291,252        131,508,560          1,560,659
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 268,387,940      $ 173,070,292        $ 1,836,096
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

88   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                  MID CAP            MID CAP            S&P 500
                                                                                  GROWTH             VALUE               INDEX
YEAR ENDED AUG  31, 2006                                                           FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                      $    3,608,016        $   892,633       $  7,106,205
Interest                                                                              298,963            193,240            184,893
Fee income from securities lending (Note 6)                                            59,715                 --                 --
   Less foreign taxes withheld                                                             --             (2,487)                --
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                        3,966,694          1,083,386          7,291,098
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                  3,286,046            376,310            952,722
Distribution fee                                                                      636,199             64,217            467,272
Transfer agency fee                                                                   228,311             26,287            112,578
Administrative services fees and expenses                                             315,127             30,695            241,657
Custodian fees                                                                         25,155            192,302             49,910
Compensation of board members                                                          10,464              3,846              9,580
Printing and postage                                                                  132,220             13,332             86,625
Licensing fees                                                                             --                 --             37,620
Audit fees                                                                             24,000             20,500             20,500
Other                                                                                   7,132             11,321             10,600
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                      4,664,654            738,810          1,989,064
   Expenses waived/reimbursed by the Investment Manager and its affiliates
      (Note 2)                                                                             --           (169,570)          (138,671)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    4,664,654            569,240          1,850,393
   Earnings and bank fee credits on cash balances (Note 2)                             (2,103)           (10,858)            (1,725)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                  4,662,551            558,382          1,848,668
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                      (695,857)           525,004          5,442,430
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                  57,781,721          1,871,650            503,641
   Foreign currency transactions                                                           --                  3                 --
   Futures contracts                                                                       --                 --             98,928
   Reimbursement from affiliate (Note 2)                                                   --                 --            216,040
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                            57,781,721          1,871,653            818,609
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                   (134,694,999)         3,607,327         24,008,898
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                             (76,913,278)         5,478,980         24,827,507
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (77,609,135)       $ 6,003,984       $ 30,269,937
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   89

RiverSource Variable Portfolio Funds

                                                                             RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                  SELECT         SHORT DURATION       SMALL CAP
                                                                                  VALUE         U.S. GOVERNMENT       ADVANTAGE
YEAR ENDED AUG. 31, 2006                                                           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                         $   755,963       $         --      $   2,266,698
Interest                                                                              110,040         21,167,809            125,725
Fee income from securities lending (Note 6)                                                --                 --             37,231
   Less foreign taxes withheld                                                        (24,447)                --             (1,616)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                          841,556         21,167,809          2,428,038
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                    186,844          2,635,745          1,726,941
Distribution fee                                                                       32,221            605,679            292,753
Transfer agency fee                                                                     8,047            147,668             70,635
Administrative services fees and expenses                                              15,197            347,525            190,322
Custodian fees                                                                         20,130             75,700             93,869
Compensation of board members                                                           7,430             10,163              9,130
Printing and postage                                                                    7,867            130,065             53,150
Audit fees                                                                             19,500             22,000             20,000
Other                                                                                   8,648             10,116             15,541
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        305,884          3,984,661          2,472,341
   Expenses waived/reimbursed by the Investment Manager and its affiliates
      (Note 2)                                                                        (27,598)                --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      278,286          3,984,661          2,472,341
   Earnings and bank fee credits on cash balances (Note 2)                                 --             (3,400)              (350)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                    278,286          3,981,261          2,471,991
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                       563,270         17,186,548            (43,953)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     464,367         (4,443,647)        27,954,706
   Foreign currency transactions                                                          146                 --                 --
   Futures contracts                                                                       --           (175,211)           (21,863)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                               464,513         (4,618,858)        27,932,843
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                        588,316           (292,799)       (17,484,891)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                               1,052,829         (4,911,657)        10,447,952
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                   $ 1,616,099       $ 12,274,891      $  10,403,999
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

90   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                                                                                   RIVERSOURCE VP -
                                                                                                                       SMALL CAP
                                                                                                                         VALUE
YEAR ENDED AUG. 31, 2006                                                                                                 FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Income:
Dividends                                                                                                              $  5,518,622
Interest                                                                                                                  2,879,398
Fee income from securities lending (Note 6)                                                                                  41,806
   Less foreign taxes withheld                                                                                              (19,685)
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                              8,420,141
------------------------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                                                                        4,896,261
Distribution fee                                                                                                            635,371
Transfer agency fee                                                                                                         167,723
Administrative services fees and expenses                                                                                   419,119
Custodian fees                                                                                                              232,090
Compensation of board members                                                                                                10,246
Printing and postage                                                                                                        117,620
Audit fees                                                                                                                   20,500
Other                                                                                                                        10,090
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                            6,509,020
   Expenses waived/reimbursed by the Investment Manager and its affiliates (Note 2)                                        (188,431)
------------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                                                                                        6,320,589
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                                                           2,099,552
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                        61,012,764
   Foreign currency transactions                                                                                                 (1)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                                  61,012,763
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities
   in foreign currencies                                                                                                 (7,054,058)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                                                                    53,958,705
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                                        $ 56,058,257
====================================================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   91

STATEMENTS OF CHANGES IN NET ASSETS
RiverSource Variable Portfolio Funds

                                                            RIVERSOURCE VP - BALANCED FUND   RIVERSOURCE VP - CASH MANAGEMENT FUND
YEAR ENDED AUG. 31,                                              2006             2005              2006                2005
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $    59,260,355   $    60,950,168    $    30,181,937     $    13,365,919
Net realized gain (loss) on investments                       135,574,586       161,959,485               (798)              1,275
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            (29,065,213)       20,254,609                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 165,769,728       243,164,262         30,181,139          13,367,194
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (58,821,263)      (61,685,753)       (30,181,937)        (13,366,319)
   Net realized gain                                          (70,774,753)               --                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (129,596,016)      (61,685,753)       (30,181,937)        (13,366,319)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                            24,249,895        33,994,949        546,130,014         278,245,964
Reinvestment of distributions at net asset value              131,268,246        61,564,207         28,008,968          12,094,809
Payments for redemptions                                     (582,529,038)     (503,321,951)      (262,906,070)       (375,917,897)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   capital share transactions                                (427,010,897)     (407,762,795)       311,232,912         (85,577,124)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      (390,837,185)     (226,284,286)       311,232,114         (85,576,249)
Net assets at beginning of year                             2,437,326,325     2,663,610,611        687,605,127         773,181,376
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 2,046,489,140   $ 2,437,326,325    $   998,837,241     $   687,605,127
===================================================================================================================================
Excess of distributions over net investment income        $      (236,516)  $      (303,746)   $            --     $            --
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                          RIVERSOURCE VP - CORE BOND FUND   RIVERSOURCE VP - DIVERSIFIED BOND FUND
YEAR ENDED AUG. 31,                                           2006               2005              2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $     2,392,742  $     1,429,788    $    81,114,674     $    63,237,383
Net realized gain (loss) on investments                          (948,839)         298,041        (27,350,065)         14,152,346
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies               (522,771)          (8,029)       (15,056,707)         (4,469,293)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from  operations                                     921,132        1,719,800         38,707,902          72,920,436
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (2,410,884)      (1,450,986)       (81,269,698)        (66,121,267)
   Net realized gain                                             (122,686)              --                 --                  --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (2,533,570)      (1,450,986)       (81,269,698)        (66,121,267)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                            27,670,096       26,946,369        683,564,631         266,496,135
Reinvestment of distributions at net asset value                2,463,965        1,374,055         78,244,071          65,971,457
Payments for redemptions                                      (23,763,653)      (6,193,096)      (218,296,083)       (211,228,785)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                           6,370,408       22,127,328        543,512,619         121,238,807
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         4,757,970       22,396,142        500,950,823         128,037,976
Net assets at beginning of year                                57,939,791       35,543,649      1,824,269,923       1,696,231,947
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $    62,697,761  $    57,939,791    $ 2,325,220,746     $ 1,824,269,923
==================================================================================================================================
Undistributed (excess of distributions over)
   net investment income                                  $           345  $        11,000    $       (52,767)    $      (137,182)
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

92   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                            RIVERSOURCE VP - DIVERSIFIED           RIVERSOURCE VP - EMERGING
                                                                 EQUITY INCOME FUND                       MARKETS FUND
YEAR ENDED AUG. 31,                                            2006              2005              2006                   2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $    36,705,321  $    20,778,925    $     2,321,853     $       588,832
Net realized gain (loss) on investments                       208,910,959       74,275,731         56,057,002          13,536,065
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies             53,554,454      176,095,823         15,075,906          16,517,176
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from  operations                                           299,170,734      271,150,479         73,454,761          30,642,073
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (36,257,011)     (19,986,713)        (1,549,963)           (502,237)
   Net realized gain                                          (72,944,061)              --        (12,706,732)         (2,148,317)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (109,201,072)     (19,986,713)       (14,256,695)         (2,650,554)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           979,162,771      586,505,709        219,084,079         121,975,171
Reinvestment of distributions at net asset value              105,737,678       17,749,939         13,767,635           2,508,714
Payments for redemptions                                      (77,265,424)     (19,307,264)       (56,934,726)         (6,438,923)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                       1,007,635,025      584,948,384        175,916,988         118,044,962
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                     1,197,604,687      836,112,150        235,115,054         146,036,481
Net assets at beginning of year                             1,679,081,197      842,969,047        191,960,884          45,924,403
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 2,876,685,884  $ 1,679,081,197    $   427,075,938     $   191,960,884
==================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $      (153,938) $      (460,246)   $          (104)    $        86,481
----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                     RIVERSOURCE VP - FUNDAMENTAL VALUE FUND       RIVERSOURCE VP - GLOBAL BOND
YEAR ENDED AUG. 31,                                                   2006(a)                        2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                   $     358,659               $      17,366,196   $    12,976,102
Net realized gain (loss) on investments                                  54,527                      (1,168,509)       14,431,701
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                    3,938,541                      (5,952,008)          955,738
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                          4,351,727                      10,245,679        28,363,541
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               (298,866)                    (18,091,431)      (23,132,048)
   Net realized gain                                                         --                      (2,563,332)               --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (298,866)                    (20,654,763)      (23,132,048)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                                 228,064,714                     173,048,742       160,817,306
Reinvestment of distributions at net asset value                         19,013                      20,444,404        23,811,853
Payments for redemptions                                             (2,440,614)                    (65,938,591)      (23,514,676)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
   capital share transactions                                       225,643,113                     127,554,555       161,114,483
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             229,695,974                     117,145,471       166,345,976
Net assets at beginning of year (Note 1)                              2,011,376(b)                  575,292,316       408,946,340
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                         $ 231,707,350               $     692,437,787   $   575,292,316
==================================================================================================================================
Undistributed (excess of distributions over)
   net investment income                                          $       8,006               $        (461,035)  $      (544,665)
----------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from May 1, 2006 (date the Fund became available ) to
      Aug. 31, 2006.

(b)   Initial capital of $1,999,909 was contributed on April 26, 2005. The
      Fund had an increase in net assets resulting from operations of $11,467 during the period from April 25, 2006 to May 1, 2006 (date the Fund became available).

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   93

RiverSource Variable Portfolio Funds

                                                           RIVERSOURCE VP - GLOBAL INFLATION
                                                              PROTECTED SECURITIES FUND          RIVERSOURCE VP - GROWTH FUND
YEAR ENDED AUG. 31,                                              2006          2005(a)              2006               2005
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $    10,765,394  $     1,170,024    $     6,180,127     $    1,227,109
Net realized gain (loss) on investments                        (8,658,497)           9,718         33,570,953         25,738,738
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              7,996,039          853,992        (20,509,288)        17,284,007
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                             10,102,936        2,033,734         19,241,792         44,249,854
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                       (5,620,360)      (1,175,862)        (6,205,001)        (1,085,812)
   Net realized gain                                             (300,000)          (3,185)                --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (5,920,360)      (1,179,047)        (6,205,001)        (1,085,812)
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
---------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           344,618,188      115,848,581        340,599,317        109,153,959
Reinvestment of distributions at net asset value                6,150,441          948,966          5,106,809          1,123,472
Payments for redemptions                                      (68,198,235)      (6,253,997)      (139,123,483)       (22,493,936)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
   share transactions                                         282,570,394      110,543,550        206,582,643         87,783,495
---------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       286,752,970      111,398,237        219,619,434        130,947,537
Net assets at beginning of year (Note 1)                      116,396,963        4,998,726(b)     391,901,125        260,953,588
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $   403,149,933  $   116,396,963    $   611,520,559     $  391,901,125
=================================================================================================================================
Undistributed (excess of distributions over)
   net investment income                                  $      (913,655) $           782    $            (1)    $           --
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(b) Initial capital of $5,000,000 was contributed on Sept. 8, 2004. The Fund had a decrease in net assets resulting from operations of $1,274 during the period from Sept. 8, 2004 to Sept. 13, 2004 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - HIGH YIELD            RIVERSOURCE VP - INCOME
                                                                     BOND FUND                         OPPORTUNITIES FUND
YEAR ENDED AUG. 31,                                             2006             2005               2006               2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $    86,625,275  $    80,408,765    $     6,741,235     $     1,470,969
Net realized gain (loss) on investments                         1,041,488       33,067,201           (259,128)            305,821
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            (19,241,545)      (6,289,026)        (1,116,480)            147,007
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  68,425,218      107,186,940          5,365,627           1,923,797
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (84,302,446)     (80,490,774)        (6,749,350)         (1,466,967)
   Net realized gain                                                   --               --           (260,728)           (121,799)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (84,302,446)     (80,490,774)        (7,010,078)         (1,588,766)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           108,481,722      146,257,335        219,849,955          36,842,482
Reinvestment of distributions at net asset value               84,408,337       80,093,618          5,943,278           1,456,121
Payments for redemptions                                     (231,902,028)    (135,588,640)       (10,078,764)         (9,664,775)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                               (39,011,969)      90,762,313        215,714,469          28,633,828
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (54,889,197)     117,458,479        214,070,018          28,968,859
Net assets at beginning of year                             1,246,475,365    1,129,016,886         44,562,877          15,594,018
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 1,191,586,168  $ 1,246,475,365    $   258,632,895     $    44,562,877
==================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     6,391,280  $     4,068,451    $          (115)    $         8,000
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

94   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                           RIVERSOURCE VP - INTERNATIONAL         RIVERSOURCE VP - LARGE CAP
                                                                   OPPORTUNITY FUND                        EQUITY FUND
YEAR ENDED AUG. 31,                                             2006           2005                 2006               2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $    13,096,688  $    13,302,264    $    41,561,732     $    28,694,801
Net realized gain (loss) on investments                       197,349,235      106,053,373        222,184,020         211,236,490
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies             57,942,017      107,127,444        (90,675,460)         57,887,507
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 268,387,940      226,483,081        173,070,292         297,818,798
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                      (18,190,610)     (14,185,535)       (41,430,783)        (28,626,032)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                            36,872,876       93,707,558        142,011,461         200,687,349
Fund merger (Note 11)                                                 N/A              N/A      1,796,173,392                 N/A
Reinvestment of distributions at net asset value               19,471,353       13,916,731         36,474,860          27,520,509
Payments for redemptions                                     (224,639,217)    (109,415,941)      (883,733,698)       (521,735,962)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                              (168,294,988)      (1,791,652)     1,090,926,015        (293,528,104)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        81,902,342      210,505,894      1,222,565,524         (24,335,338)
Net assets at beginning of year                             1,184,338,421      973,832,527      2,510,377,690       2,534,713,028
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $ 1,266,240,763  $ 1,184,338,421    $ 3,732,943,214     $ 2,510,377,690
==================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $     3,023,480  $      (612,581)   $    (1,037,776)    $      (114,369)
----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - LARGE CAP             RIVERSOURCE VP - MID CAP
                                                                      VALUE FUND                         GROWTH FUND
YEAR ENDED AUG. 31,                                             2006             2005               2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $       275,437  $       151,942    $      (695,857)    $      (795,020)
Net realized gain (loss) on investments                           907,974          357,850         57,781,721          19,870,302
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                652,685          625,405       (134,694,999)         31,461,353
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    1,836,096        1,135,197        (77,609,135)         50,536,635
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (272,854)        (151,392)                --                  --
   Net realized gain                                             (384,490)         (61,040)       (20,773,397)                 --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (657,344)        (212,432)       (20,773,397)                 --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             6,343,011        7,390,064         23,445,984          20,390,489
Fund merger (Note 11)                                                 N/A              N/A        636,833,949                 N/A
Reinvestment of distributions at net asset value                  640,197          180,662         20,773,397                  --
Payments for redemptions                                       (2,270,395)        (955,062)      (128,972,794)        (40,608,349)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 4,712,813        6,615,664        552,080,536         (20,217,860)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         5,891,565        7,538,429        453,698,004          30,318,775
Net assets at beginning of year                                14,820,620        7,282,191        255,204,566         224,885,791
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $    20,712,185  $    14,820,620    $   708,902,570     $   255,204,566
==================================================================================================================================
Excess of distributions over net investment income        $        (2,762) $        (2,179)   $            --     $            --
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   95

RiverSource Variable Portfolio Funds

                                                              RIVERSOURCE VP - MID CAP
                                                                      VALUE FUND              RIVERSOURCE VP - S&P 500 INDEX FUND
YEAR ENDED AUG. 31,                                             2006           2005(a)              2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $       525,004  $         8,844    $     5,442,430     $     5,534,950
Net realized gain (loss) on investments                         1,871,653           34,448            818,609           1,267,418
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies              3,607,327          437,214         24,008,898          29,628,952
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   6,003,984          480,506         30,269,937          36,431,320
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (525,371)          (9,698)        (5,486,997)         (5,503,403)
   Net realized gain                                              (42,000)              --           (924,016)                 --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (567,371)          (9,698)        (6,411,013)         (5,503,403)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                           218,979,676        4,671,932         26,099,085          69,811,420
Reinvestment of distributions at net asset value                  228,962            1,787          6,325,687           5,036,258
Payments for redemptions                                       (3,349,899)         (58,967)       (56,849,784)        (21,521,879)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                               215,858,739        4,614,752        (24,425,012)         53,325,799
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       221,295,352        5,085,560           (566,088)         84,253,716
Net assets at beginning of year (Note 1)                        7,115,835        2,030,275(b)     367,350,623         283,096,907
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $   228,411,187  $     7,115,835    $   366,784,535     $   367,350,623
==================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $       (33,276) $           260    $       106,305     $       (18,268)
----------------------------------------------------------------------------------------------------------------------------------

(a)   For the period from May 2, 2005 (date the Fund became available ) to
      Aug. 31, 2005.

(b)   Initial capital of $1,999,940 was contributed on April 28, 2005. The
      Fund had an increase in net assets resulting from operations of $30,335 during the period from April 28, 2005 to May 2, 2005 (date the Fund became available).

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
RiverSource Variable Portfolio Funds

                                                               RIVERSOURCE VP - SELECT                  RIVERSOURCE VP -
                                                                       VALUE FUND             SHORT DURATION U.S.GOVERNMENT FUND
YEAR ENDED AUG. 31,                                             2006             2005               2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $       563,270  $        69,442    $    17,186,548     $    13,334,726
Net realized gain (loss) on investments                           464,513          328,478         (4,618,858)         (3,161,382)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                588,316        1,579,596           (292,799)         (3,182,742)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   1,616,099        1,977,516         12,274,891           6,990,602
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                         (560,309)         (66,667)       (17,299,564)        (13,288,036)
   Net realized gain                                             (381,000)         (54,328)                --            (148,999)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (941,309)        (120,995)       (17,299,564)        (13,437,035)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             5,315,492       13,500,858         68,741,323          53,612,824
Reinvestment of distributions at net asset value                  915,187          117,486         16,861,634          13,354,736
Payments for redemptions                                       (3,796,870)        (605,448)      (102,138,539)        (82,040,384)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 2,433,809       13,012,896        (16,535,582)        (15,072,824)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         3,108,599       14,869,417        (21,560,255)        (21,519,257)
Net assets at beginning of year                                23,473,237        8,603,820        484,483,590         506,002,847
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $    26,581,836  $    23,473,237    $   462,923,335     $   484,483,590
==================================================================================================================================
Undistributed (excess of distributions over) net
   investment income                                      $           395  $        (2,727)   $       (62,747)    $        38,457
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

96   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource Variable Portfolio Funds

                                                             RIVERSOURCE VP - SMALL CAP            RIVERSOURCE VP - SMALL CAP
                                                                  ADVANTAGE FUND                            VALUE FUND
YEAR ENDED AUG. 31,                                             2006             2005              2006                2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS AND DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           $       (43,953) $      (611,525)   $     2,099,552     $       385,585
Net realized gain (loss) on investments                        27,932,843       30,020,831         61,012,763          31,279,549
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies            (17,484,891)      17,135,003         (7,054,058)         22,038,842
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  10,403,999       46,544,309         56,058,257          53,703,976
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income                                               --               --         (2,249,308)           (148,562)
   Net realized gain                                          (29,405,160)      (9,460,720)       (31,668,050)        (22,655,414)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (29,405,160)      (9,460,720)       (33,917,358)        (22,803,976)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
----------------------------------------------------------------------------------------------------------------------------------
Proceeds from sales                                             8,328,492       24,255,001        140,632,418         137,742,641
Reinvestment of distributions at net asset value               29,405,160        9,460,720         33,460,338          22,803,976
Payments for redemptions                                      (36,148,584)     (19,393,071)       (59,579,246)         (8,205,722)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                                 1,585,068       14,322,650        114,513,510         152,340,895
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                       (17,416,093)      51,406,239        136,654,409         183,240,895
Net assets at beginning of year                               235,445,556      184,039,317        412,109,466         228,868,571
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $   218,029,463  $   235,445,556    $   548,763,875     $   412,109,466
==================================================================================================================================
Undistributed net investment income                       $        41,443  $        53,169    $       183,446     $       169,285
----------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   97

NOTES TO FINANCIAL STATEMENTS

RiverSource Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

RiverSource VP - Global Inflation Protected Securities Fund became available on Sept. 13, 2004. On Sept. 8, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) purchased 500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Mid Cap Value Fund became available on May 2, 2005. On April 28, 2005, Ameriprise Financial purchased 199,994 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Fundamental Value Fund became available on May 1, 2006. On April 25, 2006, Ameriprise Financial purchased 199,991 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

   RiverSource VP - Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

   RiverSource VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

   RiverSource VP - Core Bond Fund invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

   RiverSource VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

   RiverSource VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

   RiverSource VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

   RiverSource VP - Fundamental Value Fund invests primarily in equity securities of U.S. companies.

   RiverSource VP - Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers.

   RiverSource VP - Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

   RiverSource VP - Growth Fund invests primarily in common stocks that appear to offer growth opportunities.

   RiverSource VP - High Yield Bond Fund invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

   RiverSource VP - Income Opportunities Fund invests primarily in income-producing debt securities preferred stocks and convertible securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

   RiverSource VP - International Opportunity Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

   RiverSource VP - Large Cap Equity Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

   RiverSource VP - Large Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

   RiverSource VP - Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

   RiverSource VP - Mid Cap Value Fund invests primarily in equity securities of medium-sized companies.

   RiverSource VP - S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor 500 Composite Stock Price Index (S&P 500).

   RiverSource VP - Select Value Fund invests primarily in equity securities of mid cap companies as well as companies with larger and smaller market capitalizations.

   RiverSource VP - Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.


------------------------------------------------------------------------------

98   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

   RiverSource VP - Small Cap Advantage Fund invests primarily in equity securities of small capitalization companies.

   RiverSource VP - Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

ILLIQUID SECURITIES

At Aug. 31, 2006, investments in securities for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 2006, was $1,400,779, $2,597,808, $7,361,571,
$5,096,985, $5,540,369 and $126,175, representing 0.07%, 0.11%, 1.72%, 0.43%,
0.44% and 0.02% of net assets for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2006, the outstanding forward-commitments for the Funds are as follows:

                                                        WHEN-ISSUED         OTHER
FUND                                                    SECURITIES    FORWARD-COMMITMENTS
-------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                         $ 55,954,693       $ 2,970,735
RiverSource VP - Core Bond Fund                           8,149,463           862,483
RiverSource VP - Diversified Bond Fund                  276,769,689         9,654,888
RiverSource VP - Global Bond Fund                                --         6,251,579
RiverSource VP - High Yield Bond Fund                            --         4,005,478
RiverSource VP - Short Duration U.S. Government Fund     51,845,128         1,940,561
-------------------------------------------------------------------------------------------

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   99

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Aug. 31, 2006, foreign currency holdings for RiverSource VP - Core Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Diversified Bond Fund consisted of European monetary units and British pounds, foreign currency holdings for RiverSource VP - Emerging Markets Fund consisted of multiple denominations, primarily Taiwan dollars, foreign currency holdings for RiverSource VP - Fundamental Value Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Global Bond Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Global Inflation Protected Securities Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Growth Fund consisted of British pounds and European monetary units, foreign currency holdings for RiverSource VP - International Opportunity Fund consisted of multiple denominations, foreign currency holdings for RiverSource VP - Large Cap Equity Fund consisted of multiple denominations and foreign currency holdings for RiverSource VP - Select Value Fund were comprised entirely of British pounds.

The Funds, except RiverSource VP - Cash Management Fund and RiverSource VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."


------------------------------------------------------------------------------

100   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

TOTAL RETURN EQUITY SWAP TRANSACTIONS

Certain Funds may enter into swap agreements to earn the total return on a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Under the terms of a total return equity swap agreement, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate.

The notional amounts of swap contracts are not recorded in the financial statements. Swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the underlying securities and also the risk of the counterparty not fulfilling its obligations under the agreement.

CMBS TOTAL RETURN SWAP TRANSACTIONS

Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

GUARANTEES AND INDEMNIFICATIONS

Under each Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

Each Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   101

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to decrease paid-in capital by the following:

                                       RIVERSOURCE VP -       RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           BALANCED           CASH MANAGEMENT       CORE BOND          DIVERSIFIED
                                             FUND                   FUND               FUND               BOND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)     $  371,862                 $ --             $(7,487)          $(239,439)
Undistributed net investment income        (371,862)                  --               7,487             239,439
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction     $       --                 $ --             $    --           $      --
(increase)
----------------------------------------------------------------------------------------------------------------------

                                       RIVERSOURCE VP -       RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          DIVERSIFIED             EMERGING          FUNDAMENTAL       GLOBAL BOND
                                         EQUITY INCOME             MARKETS            VALUE               FUND
                                             FUND                   FUND               FUND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)     $  142,002             $  858,475           $ 61,127          $(808,865)
Undistributed net investment income        (142,002)              (858,475)           (53,120)           808,865
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction     $       --             $       --           $  8,007          $      --
(increase)
----------------------------------------------------------------------------------------------------------------------

                                         RIVERSOURCE VP -     RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                         GLOBAL INFLATION          GROWTH           HIGH YIELD           INCOME
                                       PROTECTED SECURITIES         FUND               BOND           OPPORTUNITIES
                                               FUND                                    FUND               FUND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)     $  6,059,471            $ (24,873)            $ --             $ 82
Undistributed net investment income        (6,059,471)              24,873               --               --
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction     $         --            $      --             $ --             $ 82
(increase)
----------------------------------------------------------------------------------------------------------------------

                                       RIVERSOURCE VP -       RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                        INTERNATIONAL            LARGE CAP          LARGE CAP           MID CAP
                                         OPPORTUNITY               EQUITY             VALUE              GROWTH
                                             FUND                   FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)     $(8,729,983)           $ 1,192,854          $ 3,166           $      --
Undistributed net investment income        8,729,983             (1,164,378)          (3,166)            824,843
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction     $        --            $    28,476          $    --           $ 824,843
(increase)
----------------------------------------------------------------------------------------------------------------------

                                       RIVERSOURCE VP -       RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           MID CAP                S&P 500             SELECT        SHORT DURATION
                                            VALUE                  INDEX               VALUE        U.S. GOVERNMENT
                                             FUND                   FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)     $  33,169              $ (169,140)          $ (161)           $ (11,812)
Undistributed net investment income        (33,169)                169,140              161               11,812
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction     $      --              $       --           $   --            $      --
(increase)
----------------------------------------------------------------------------------------------------------------------

                                                                                 RIVERSOURCE VP -   RIVERSOURCE VP -
                                                                                     SMALL CAP          SMALL CAP
                                                                                     ADVANTAGE           VALUE
                                                                                       FUND               FUND
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                                $(130,399)         $(163,917)
Undistributed net investment income                                                    32,227            163,917
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital reduction (increase)                                     $ (98,172)         $      --
----------------------------------------------------------------------------------------------------------------------

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED AUG. 31,                                                                    2006               2005
----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE VP - BALANCED FUND
Distributions paid from:
   Ordinary income                                                                 $ 58,821,263       $ 61,685,753
   Long-term capital gain                                                            70,774,753                 --

RIVERSOURCE VP - CASH MANAGEMENT FUND
Distributions paid from:
   Ordinary income                                                                   30,181,937         13,366,319
   Long-term capital gain                                                                    --                 --


------------------------------------------------------------------------------

102   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

YEAR ENDED AUG. 31,                                                  2006          2005
----------------------------------------------------------------------------------------------
RIVERSOURCE VP - CORE BOND FUND
Distributions paid from:
   Ordinary income                                               $  2,531,686   $  1,450,986
   Long-term capital gain                                               1,884             --

RIVERSOURCE VP - DIVERSIFIED BOND FUND
Distributions paid from:
   Ordinary income                                                 81,269,698     66,121,267
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - DIVERSIFIED EQUITY INCOME FUND
Distributions paid from:
   Ordinary income                                                 41,193,178     19,986,713
   Long-term capital gain                                          68,007,894             --

RIVERSOURCE VP - EMERGING MARKETS FUND
Distributions paid from:
   Ordinary income                                                 11,128,027        692,060
   Long-term capital gain                                           3,128,668      1,958,494

RIVERSOURCE VP - FUNDAMENTAL VALUE FUND(a)
Distributions paid from:
   Ordinary income                                                    298,866            N/A
   Long-term capital gain                                                  --            N/A

RIVERSOURCE VP - GLOBAL BOND FUND
Distributions paid from:
   Ordinary income                                                 18,332,262     23,132,048
   Long-term capital gain                                           2,322,501             --

RIVERSOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND(b)
Distributions paid from:
   Ordinary income                                                  5,920,360      1,179,047
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - GROWTH FUND
Distributions paid from:
   Ordinary income                                                  6,205,001      1,085,812
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - HIGH YIELD BOND FUND
Distributions paid from:
   Ordinary income                                                 84,302,446     80,490,774
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND
Distributions paid from:
   Ordinary income                                                  6,948,160      1,588,766
   Long-term capital gain                                              61,918             --

RIVERSOURCE VP - INTERNATIONAL OPPORTUNITY FUND
Distributions paid from:
   Ordinary income                                                 18,190,610     14,185,535
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - LARGE CAP EQUITY FUND
Distributions paid from:
   Ordinary income                                                 41,430,783     28,626,032
   Long-term capital gain                                                  --             --

RIVERSOURCE VP - LARGE CAP VALUE FUND
Distributions paid from:
   Ordinary income                                                    484,993        211,363
   Long-term capital gain                                             172,351          1,069

RIVERSOURCE VP - MID CAP GROWTH FUND
Distributions paid from:
   Ordinary income                                                         --             --
   Long-term capital gain                                          20,773,397             --

RIVERSOURCE VP - MID CAP VALUE FUND
Distributions paid from:
   Ordinary income                                                    564,971          9,698(c)
   Long-term capital gain                                               2,400             --


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   103

YEAR ENDED AUG. 31,                                                  2006           2005
----------------------------------------------------------------------------------------------
RIVERSOURCE VP - S&P 500 INDEX FUND
Distributions paid from:
   Ordinary income                                               $  5,486,997   $  5,503,403
   Long-term capital gain                                             924,016             --

RIVERSOURCE VP - SELECT VALUE FUND
Distributions paid from:
   Ordinary income                                                    795,309        120,939
   Long-term capital gain                                             146,000             56

RIVERSOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND
Distributions paid from:
   Ordinary income                                                 17,299,564     13,288,036
   Long-term capital gain                                                  --        148,999

RIVERSOURCE VP - SMALL CAP ADVANTAGE FUND
Distributions paid from:
   Ordinary income                                                  7,295,152             --
   Long-term capital gain                                          22,110,008      9,460,720

RIVERSOURCE VP - SMALL CAP VALUE FUND
Distributions paid from:
   Ordinary income                                                 11,611,903      9,597,221
   Long-term capital gain                                          22,305,455     13,206,755

(a)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c)   For the period from May 2, 2005 (date the Fund became available) to Aug.
      31, 2005.

At Aug. 31, 2006, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                                  ACCUMULATED         UNREALIZED
                                                               UNDISTRIBUTED       LONG-TERM         APPRECIATION
FUND                                                          ORDINARY INCOME     GAIN (LOSS)       (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                 $ 12,969,743     $   60,795,666(a)    $ 179,435,347
RiverSource VP - Cash Management Fund                             3,937,712             (2,595)                 --
RiverSource VP - Core Bond Fund                                     233,250           (863,845)           (366,771)
RiverSource VP - Diversified Bond Fund                            8,987,345       (165,165,108)         (9,720,592)
RiverSource VP - Diversified Equity Income Fund                  22,374,842        196,331,636         297,567,955
RiverSource VP - Emerging Markets Fund                           39,256,448         20,579,739          30,679,209
RiverSource VP - Fundamental Value Fund                             411,590                 --           3,940,598
RiverSource VP - Global Bond Fund                                 1,525,495         (1,694,086)         10,686,058
RiverSource VP - Global Inflation Protected Securities Fund      11,574,224             14,972          (6,552,426)
RiverSource VP - Growth Fund                                      1,265,402        (75,490,313)        (10,335,923)
RiverSource VP - High Yield Bond Fund                            10,330,927       (223,553,095)         (5,806,953)
RiverSource VP - Income Opportunities Fund                        1,276,777           (163,551)           (710,023)
RiverSource VP - International Opportunity Fund                  10,546,546       (500,806,478)        242,193,039
RiverSource VP - Large Cap Equity Fund                            9,911,717       (252,134,354)        142,328,205
RiverSource VP - Large Cap Value Fund                               323,073            684,377           1,176,610
RiverSource VP - Mid Cap Growth Fund                                     --     (1,103,643,013)(b)     (26,502,433)
RiverSource VP - Mid Cap Value Fund                               2,661,274            500,884           3,122,977
RiverSource VP - S&P 500 Index Fund                               1,679,940          1,544,426          54,335,823
RiverSource VP - Select Value Fund                                  217,181            386,103           1,895,595
RiverSource VP - Short Duration U.S. Government Fund              1,619,811        (11,702,502)         (3,466,981)
RiverSource VP - Small Cap Advantage Fund                         4,580,282         23,599,991           9,917,006
RiverSource VP - Small Cap Value Fund                            22,566,215         38,448,283          28,612,793
--------------------------------------------------------------------------------------------------------------------

(a) The capital loss carry-over acquired in connection with the prior merger of IDS Life Series Managed Portfolio on July 9, 2004 has been limited under the Internal Revenue Code. As a result, a capital gain dividend will be declared before the due date of the corporate return and paid within 12 months after the end of the taxable year.

(b) The capital loss carry-over acquired in connection with the merger of RiverSource VP - Strategy Aggressive Fund, as described in Note 11, has been limited under the Internal Revenue Code. As a result, a capital gain dividend will be declared before the due date of the corporate return and paid within 12 months after the end of the taxable year.


------------------------------------------------------------------------------

104   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of each Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS

At Aug. 31, 2006, dividends declared for each Fund payable Sept. 1, 2006 are as follows:

FUND                                                          AMOUNT PER SHARE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                     $0.099
RiverSource VP - Cash Management Fund                               0.004
RiverSource VP - Core Bond Fund                                     0.035
RiverSource VP - Diversified Bond Fund                              0.039
RiverSource VP - Diversified Equity Income Fund                     0.052
RiverSource VP - Emerging Markets                                   0.028
RiverSource VP - Fundamental Value Fund                             0.012
RiverSource VP - Global Bond Fund                                   0.021
RiverSource VP - Growth Fund                                        0.014
RiverSource VP - High Yield Bond Fund                               0.039
RiverSource VP - Income Opportunities Fund                          0.053
RiverSource VP - International Opportunity                          0.019
RiverSource VP - Large Cap Equity Fund                              0.067
RiverSource VP - Large Cap Value Fund                               0.037
RiverSource VP - Mid Cap Value Fund                                 0.019
RiverSource VP - S&P 500 Index Fund                                 0.034
RiverSource VP - Select Value Fund                                  0.019
RiverSource VP - Short Duration U.S. Government Fund                0.035
RiverSource VP - Small Cap Value Fund                               0.013
--------------------------------------------------------------------------------

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Balanced Fund, RiverSource VP
- Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Fundamental Value Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Small Cap Value Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies. On March 16, 2006, an additional dividend was paid before the merger (as described in Note 11) to ensure that current shareholders of RiverSource VP - Large Cap Equity Fund and RiverSource VP - Mid Cap Growth Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   105

2. EXPENSES

The Funds have an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) for managing investments, record keeping and other services that are based solely on the assets of each Fund. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                0.530% to 0.350%
RiverSource VP - Cash Management Fund                         0.330% to 0.150%
RiverSource VP - Core Bond Fund                               0.480% to 0.290%
RiverSource VP - Diversified Bond Fund                        0.480% to 0.290%
RiverSource VP - Diversified Equity Income Fund               0.600% to 0.375%
RiverSource VP - Emerging Markets Fund                        1.100% to 0.900%
RiverSource VP - Fundamental Value Fund                       0.730% to 0.600%
RiverSource VP - Global Bond Fund                             0.720% to 0.520%
RiverSource VP - Global Inflation Protected Securities Fund   0.440% to 0.250%
RiverSource VP - Growth Fund                                  0.600% to 0.375%
RiverSource VP - High Yield Bond Fund                         0.590% to 0.360%
RiverSource VP - Income Opportunities Fund                    0.610% to 0.380%
RiverSource VP - International Opportunity Fund               0.800% to 0.570%
RiverSource VP - Large Cap Equity Fund                        0.600% to 0.375%
RiverSource VP - Large Cap Value Fund                         0.600% to 0.375%
RiverSource VP - Mid Cap Growth Fund                          0.700% to 0.475%
RiverSource VP - Mid Cap Value Fund                           0.700% to 0.475%
RiverSource VP - S&P 500 Index Fund                           0.220% to 0.120%
RiverSource VP - Select Value Fund                            0.780% to 0.650%
RiverSource VP - Short Duration U.S. Government Fund          0.480% to 0.250%
RiverSource VP - Small Cap Advantage Fund                     0.790% to 0.665%
RiverSource VP - Small Cap Value Fund                         0.970% to 0.870%
--------------------------------------------------------------------------------

Prior to March 1, 2006, the management fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                0.630% to 0.550%
RiverSource VP - Cash Management Fund                         0.510% to 0.440%
RiverSource VP - Core Bond Fund                               0.630% to 0.555%
RiverSource VP - Diversified Bond Fund                        0.610% to 0.535%
RiverSource VP - Diversified Equity Income Fund               0.560% to 0.470%
RiverSource VP - Emerging Markets Fund                        1.170% to 1.095%
RiverSource VP - Global Bond Fund                             0.840% to 0.780%
RiverSource VP - Global Inflation Protected Securities Fund   0.490% to 0.415%
RiverSource VP - Growth Fund                                  0.630% to 0.570%
RiverSource VP - High Yield Bond Fund                         0.620% to 0.545%
RiverSource VP - Income Opportunities Fund                    0.640% to 0.565%
RiverSource VP - International Opportunity Fund               0.870% to 0.795%
RiverSource VP - Large Cap Equity Fund                        0.630% to 0.570%
RiverSource VP - Large Cap Value Fund                         0.630% to 0.570%
RiverSource VP - Mid Cap Growth Fund                          0.650% to 0.560%
RiverSource VP - Mid Cap Value Fund                           0.730% to 0.610%
RiverSource VP - S&P 500 Index Fund                           0.290% to 0.260%
RiverSource VP - Select Value Fund                            0.810% to 0.720%
RiverSource VP - Short Duration U.S. Government Fund          0.610% to 0.535%
RiverSource VP - Small Cap Advantage Fund                     0.790% to 0.650%
RiverSource VP - Small Cap Value Fund                         1.020% to 0.920%
--------------------------------------------------------------------------------


------------------------------------------------------------------------------

106   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Aug. 31, 2006 are as follows:

                                                                                                      INCREASE
FUND                                              INDEX NAME                                         (DECREASE)
-----------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                    Lipper Balanced Funds Index                        $ (926,803)
RiverSource VP - Diversified Equity Income Fund   Lipper Equity Income Funds Index                    2,011,544
RiverSource VP - Emerging Markets Fund            Lipper Emerging Markets Funds Index                    12,891
RiverSource VP - Fundamental Value Fund           Lipper Large-Cap Value Funds Index                         --
RiverSource VP - Growth Fund                      Lipper Large-Cap Growth Funds Index                    94,840
RiverSource VP - International Opportunity Fund   Lipper International Large-Cap Core Funds Index       443,628
RiverSource VP - Large Cap Equity Fund            Lipper Large-Cap Core Funds Index                    (472,064)
RiverSource VP - Large Cap Value Fund             Lipper Large-Cap Value Funds Index                     (6,328)
RiverSource VP - Mid Cap Growth Fund              Lipper Mid-Cap Growth Funds Index                    (211,720)
RiverSource VP - Mid Cap Value Fund               Lipper Mid-Cap Value Funds Index                       14,432
RiverSource VP - Select Value Fund                Lipper Multi-Cap Value Funds Index                    (17,927)
RiverSource VP - Small Cap Advantage Fund         Lipper Small-Cap Core Funds Index                    (123,175)
RiverSource VP - Small Cap Value Fund             Lipper Small-Cap Value Funds Index                    (82,048)
-----------------------------------------------------------------------------------------------------------------

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse the Investment Manager an amount equal to the cost of certain expenses incurred and paid by the Investment Manager in connection with each Fund's operations.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has a Subadvisory Agreement with GAMCO Asset Management, Inc. (GAMCO), a wholly-owned subsidiary of GAMCO Investors, Inc., to subadvise the assets of RiverSource VP - Select Value Fund. Effective Sept. 29, 2006, WEDGE Capital Management L.L.P. and Systematic Financial Management, L.P. will replace GAMCO as subadvisers to the Fund.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., Franklin Portfolio Associates LLC, and River Road Asset Management, LLC (River Road), each which subadvises a portion of the assets of RiverSource VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. On April 24, 2006, River Road replaced Goldman Sachs Asset Management, L.P. and Royce & Associates, LLC as subadviser to the Fund.

The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, LP to subadvise the assets of RiverSource VP - Fundamental Value Fund.

Effective as of March 1, 2006, the Funds entered into a separate transfer agent agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RiverSource Variable Portfolio Funds at an annual rate of 0.06% of average daily net assets. The impact of moving transfer agent fees from the Investment Management Services Agreement fee schedules varies by each Fund and decreases the rate between 0.03% and 0.15% of average daily net assets.

The Funds have an agreement with IDS Life Insurance Company for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   107

The Funds have an Administrative Services Agreement with Ameriprise Financial. Under the current agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                0.060% to 0.030%
RiverSource VP - Cash Management Fund                         0.060% to 0.030%
RiverSource VP - Core Bond Fund                               0.070% to 0.040%
RiverSource VP - Diversified Bond Fund                        0.070% to 0.040%
RiverSource VP - Diversified Equity Income Fund               0.060% to 0.030%
RiverSource VP - Emerging Markets Fund                        0.080% to 0.050%
RiverSource VP - Fundamental Value Fund                       0.060% to 0.030%
RiverSource VP - Global Bond Fund                             0.080% to 0.050%
RiverSource VP - Global Inflation Protected Securities Fund   0.070% to 0.040%
RiverSource VP - Growth Fund                                  0.060% to 0.030%
RiverSource VP - High Yield Bond Fund                         0.070% to 0.040%
RiverSource VP - Income Opportunities Fund                    0.070% to 0.040%
RiverSource VP - International Opportunity Fund               0.080% to 0.050%
RiverSource VP - Large Cap Equity Fund                        0.060% to 0.030%
RiverSource VP - Large Cap Value Fund                         0.060% to 0.030%
RiverSource VP - Mid Cap Growth Fund                          0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                           0.060% to 0.030%
RiverSource VP - S&P 500 Index Fund                           0.060% to 0.030%
RiverSource VP - Select Value Fund                            0.060% to 0.030%
RiverSource VP - Short Duration U.S. Government Fund          0.070% to 0.040%
RiverSource VP - Small Cap Advantage Fund                     0.080% to 0.050%
RiverSource VP - Small Cap Value Fund                         0.080% to 0.050%
--------------------------------------------------------------------------------

Prior to Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declined annually as each Fund's assets increased as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                0.040% to 0.020%
RiverSource VP - Cash Management Fund                         0.030% to 0.020%
RiverSource VP - Core Bond Fund                               0.050% to 0.025%
RiverSource VP - Diversified Bond Fund                        0.050% to 0.025%
RiverSource VP - Diversified Equity Income Fund               0.040% to 0.020%
RiverSource VP - Emerging Markets Fund                        0.100% to 0.050%
RiverSource VP - Global Bond Fund                             0.060% to 0.040%
RiverSource VP - Global Inflation Protected Securities Fund   0.050% to 0.025%
RiverSource VP - Growth Fund                                  0.050% to 0.030%
RiverSource VP - High Yield Bond Fund                         0.050% to 0.025%
RiverSource VP - Income Opportunities Fund                    0.050% to 0.025%
RiverSource VP - International Opportunity Fund               0.060% to 0.035%
RiverSource VP - Large Cap Equity Fund                        0.050% to 0.030%
RiverSource VP - Large Cap Value Fund                         0.050% to 0.030%
RiverSource VP - Mid Cap Growth Fund                          0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                           0.050% to 0.020%
RiverSource VP - S&P 500 Index Fund                           0.080% to 0.065%
RiverSource VP - Select Value Fund                            0.060% to 0.035%
RiverSource VP - Short Duration U.S. Government Fund          0.050% to 0.025%
RiverSource VP - Small Cap Advantage Fund                     0.060% to 0.035%
RiverSource VP - Small Cap Value Fund                         0.080% to 0.055%
--------------------------------------------------------------------------------

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.


------------------------------------------------------------------------------

108   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

For the year ended Aug. 31, 2006, the Investment Manager and its affiliates waived certain fees and expenses to 0.86% for RiverSource VP - Core Bond Fund, 0.91% for RiverSource VP - Diversified Equity Income Fund, 1.07% for RiverSource VP -Fundamental Value Fund, 0.72% for RiverSource VP - Global Inflation Protected Securities Fund, 1.02% for RiverSource VP -Large Cap Value Fund, 1.11% for RiverSource VP - Mid Cap Value Fund, 0.495% for RiverSource VP
- S&P 500 Index Fund, 1.08% for RiverSource VP - Select Value Fund and 1.24% for RiverSource VP - Small Cap Value Fund. Under an agreement, which was effective until Sept. 30, 2005, net expenses would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                               PERCENTAGE
------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                      0.950%
RiverSource VP - Emerging Markets Fund                               1.750%
RiverSource VP - Global Inflation Protected Securities Fund          0.750%
RiverSource VP - Income Opportunities Fund                           0.990%
RiverSource VP - Large Cap Value Fund                                1.050%
RiverSource VP - Mid Cap Growth Fund                                 1.100%
RiverSource VP - Mid Cap Value Fund                                  1.080%
RiverSource VP - S&P 500 Index Fund                                  0.495%
RiverSource VP - Select Value Fund                                   1.150%
RiverSource VP - Small Cap Value Fund                                1.300%
------------------------------------------------------------------------------

Effective as of Oct. 1, 2005, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                               PERCENTAGE
------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                      0.950%
RiverSource VP - Emerging Markets Fund                               1.750%
RiverSource VP - Global Inflation Protected Securities Fund          0.750%
RiverSource VP - Income Opportunities Fund                           0.990%
RiverSource VP - Large Cap Value Fund                                1.050%
RiverSource VP - Mid Cap Growth Fund                                 1.100%
RiverSource VP - Mid Cap Value Fund                                  1.080%
RiverSource VP - S&P 500 Index Fund                                  0.495%
RiverSource VP - Select Value Fund                                   1.150%
RiverSource VP - Small Cap Value Fund                                1.300%
------------------------------------------------------------------------------

Effective as of Dec. 1, 2005, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed the following percentage of each Fund's average daily net assets:

FUND                                                               PERCENTAGE
------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                      0.830%
RiverSource VP - Global Inflation Protected Securities Fund          0.720%
RiverSource VP - Small Cap Value Fund                                1.250%
------------------------------------------------------------------------------

Effective as of March 18, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses for RiverSource VP - Mid Cap Growth Fund until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.000% of the Fund's average daily net assets.

Effective as of April 25, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses for RiverSource VP - Fundamental Value Fund until Aug. 31, 2006, such that net expenses, before giving effect to any performance incentive adjustment, would not exceed 1.070% of the Fund's average daily net assets.

Effective as of Sept. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Dec. 31, 2006, unless sooner terminated at the discretion of the Board, such that net expenses, before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                               PERCENTAGE
------------------------------------------------------------------------------
RiverSource VP - Core Bond Fund                                      0.830%
RiverSource VP - Fundamental Value Fund                              1.070%
RiverSource VP - Global Inflation Protected Securities Fund          0.720%
RiverSource VP - Income Opportunities Fund                           0.990%
RiverSource VP - Large Cap Value Fund                                1.050%
RiverSource VP - Mid Cap Growth Fund                                 1.000%
RiverSource VP - Mid Cap Value Fund                                  1.080%
RiverSource VP - S&P 500 Index Fund                                  0.495%
RiverSource VP - Select Value Fund                                   1.150%
RiverSource VP - Small Cap Value Fund                                1.210%
------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   109

During the year ended Aug. 31, 2006, the Fund's custodian fees were reduced as a result of earnings and bank fee credits from overnight cash balances as follows:

FUND                                                                                   REDUCTION
-------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                                         $   2,918
RiverSource VP - Cash Management Fund                                                      3,315
RiverSource VP - Core Bond Fund                                                            2,769
RiverSource VP - Diversified Bond Fund                                                     7,722
RiverSource VP - Diversified Equity Income Fund                                            1,987
RiverSource VP - Emerging Markets Fund                                                     2,136
RiverSource VP - Fundamental Value Fund                                                      548
RiverSource VP - Global Bond Fund                                                          1,806
RiverSource VP - Global Inflation Protected Securities Fund                                2,594
RiverSource VP - Growth Fund                                                               1,518
RiverSource VP - High Yield Bond Fund                                                      4,108
RiverSource VP - Income Opportunities Fund                                                 3,680
RiverSource VP - International Opportunity Fund                                            2,074
RiverSource VP - Large Cap Equity Fund                                                     3,638
RiverSource VP - Large Cap Value Fund                                                     14,675
RiverSource VP - Mid Cap Growth Fund                                                       2,103
RiverSource VP - Mid Cap Value Fund                                                       10,858
RiverSource VP - S&P 500 Index Fund                                                        1,725
RiverSource VP - Short Duration U.S. Government Fund                                       3,400
RiverSource VP - Small Cap Advantage Fund                                                    350
-------------------------------------------------------------------------------------------------

The Funds also pay custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, RiverSource VP - S&P 500 Index Fund received a one time transaction fee reimbursement of $216,040 by Ameriprise Trust Company. See "Financial Highlights" for additional information.

3. SECURITIES TRANSACTIONS

For the year ended Aug. 31, 2006, cost of purchases and proceeds from sales of securities aggregated $4,256,098,823 and $3,949,378,596, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

FUND                                                             PURCHASES          PROCEEDS
-------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                $ 2,914,416,445    $ 3,364,656,888
RiverSource VP - Core Bond Fund                                   204,904,317        190,695,431
RiverSource VP - Diversified Bond Fund                          6,333,859,223      5,693,579,077
RiverSource VP - Diversified Equity Income Fund                 1,547,000,237        616,116,733
RiverSource VP - Emerging Markets Fund                            637,864,477        477,575,867
RiverSource VP - Fundamental Value Fund                           218,151,957          2,956,180
RiverSource VP - Global Bond Fund                                 516,113,661        378,325,231
RiverSource VP - Global Inflation Protected Securities Fund       447,035,467        181,731,958
RiverSource VP - Growth Fund                                    1,065,384,198        870,685,590
RiverSource VP - High Yield Bond Fund                           1,250,153,004      1,290,175,836
RiverSource VP - Income Opportunities Fund                        287,715,120         88,488,336
RiverSource VP - International Opportunity Fund                   931,994,316      1,120,888,012
RiverSource VP - Large Cap Equity Fund                          4,277,336,945(a)   3,403,428,156
RiverSource VP - Large Cap Value Fund                              12,350,827          8,390,276
RiverSource VP - Mid Cap Growth Fund                              794,323,008(b)     351,258,164
RiverSource VP - Mid Cap Value Fund                               243,511,177         33,459,380
RiverSource VP - S&P 500 Index Fund                                23,287,840         47,259,163
RiverSource VP - Select Value Fund                                 14,341,782          8,158,685
RiverSource VP - Short Duration U.S. Government Fund            1,152,556,060      1,119,845,889
RiverSource VP - Small Cap Advantage Fund                         306,287,542        331,216,081
RiverSource VP - Small Cap Value Fund                             549,831,158        457,706,444
-------------------------------------------------------------------------------------------------

(a) Including $1,632,652,498 from RiverSource VP - New Dimensions Fund that was acquired in the fund merger as described in Note 11.

(b) Including $578,453,721 from RiverSource VP - Strategy Aggressive Fund that was acquired in the fund merger as described in Note 11.

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers for RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund were $100 and $200, respectively, for the year ended Aug. 31, 2006.


------------------------------------------------------------------------------

110   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          BALANCED             CASH               CORE
                                            FUND            MANAGEMENT            BOND
                                                               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      1,604,644         546,325,418        2,832,609
Issued for reinvested distributions       8,844,384          28,018,991          252,233
Redeemed                                (38,530,123)       (263,000,076)      (2,432,878)
--------------------------------------------------------------------------------------------
Net increase (decrease)                 (28,081,095)        311,344,333          651,964
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                          BALANCED             CASH               CORE
                                            FUND            MANAGEMENT            BOND
                                                               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      2,282,339        278,345,632         2,692,666
Issued for reinvested distributions       4,179,520         12,099,139           137,378
Redeemed                                (33,801,683)      (376,052,554)         (618,126)
--------------------------------------------------------------------------------------------
Net increase (decrease)                 (27,339,824)       (85,607,783)        2,211,918
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                        DIVERSIFIED         DIVERSIFIED         EMERGING
                                           BOND           EQUITY INCOME         MARKETS
                                           FUND                FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                     66,150,597         66,872,272        14,243,920
Issued for reinvested distributions       7,539,299          7,606,498           999,615
Redeemed                                (21,056,382)        (5,235,880)       (3,674,525)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  52,633,514         69,242,890        11,569,010
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                        DIVERSIFIED         DIVERSIFIED         EMERGING
                                           BOND           EQUITY INCOME         MARKETS
                                           FUND                FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                     25,108,316         46,061,546        10,263,732
Issued for reinvested distributions       6,211,707          1,430,499           228,513
Redeemed                                (19,891,051)        (1,515,634)         (576,416)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  11,428,972         45,976,411         9,915,829
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                                                            RIVERSOURCE VP -
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   GLOBAL INFLATION
                                        FUNDAMENTAL          GLOBAL            PROTECTED
                                           VALUE              BOND             SECURITIES
                                          FUND(a)             FUND                FUND
--------------------------------------------------------------------------------------------
Sold                                     23,142,255         16,252,656        35,080,485
Issued for reinvested distributions           1,909          1,923,444           624,006
Redeemed                                   (243,201)        (6,199,573)       (6,979,442)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  22,900,963         11,976,527        28,725,049
--------------------------------------------------------------------------------------------

(a)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   111

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                                                            RIVERSOURCE VP -
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   GLOBAL INFLATION
                                        FUNDAMENTAL           GLOBAL            PROTECTED
                                            VALUE              BOND            SECURITIES
                                            FUND               FUND              FUND(b)
--------------------------------------------------------------------------------------------
Sold                                        N/A             14,405,822        11,437,594
Issued for reinvested distributions         N/A              2,128,628            92,952
Redeemed                                    N/A             (2,121,377)         (612,356)
--------------------------------------------------------------------------------------------
Net increase (decrease)                     N/A             14,413,073        10,918,190
--------------------------------------------------------------------------------------------

(b) For the period from Sept. 13, 2004 (date the 2005. Fund became available) to Aug. 31,

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           GROWTH           HIGH YIELD           INCOME
                                            FUND               BOND          OPPORTUNITIES
                                                               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                     49,500,097         16,227,622        21,779,525
Issued for reinvested distributions         747,698         12,636,235           586,469
Redeemed                                (21,266,893)       (34,818,886)         (984,015)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  28,980,902         (5,955,029)       21,381,979
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                           GROWTH          HIGH YIELD            INCOME
                                            FUND              BOND           OPPORTUNITIES
                                                              FUND                FUND
--------------------------------------------------------------------------------------------
Sold                                     16,903,922         21,655,621         3,565,312
Issued for reinvested distributions         183,638         11,919,547           140,682
Redeemed                                 (3,733,894)       (20,228,641)         (934,015)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  13,353,666         13,346,527         2,771,979
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                       INTERNATIONAL        LARGE CAP           LARGE CAP
                                        OPPORTUNITY           EQUITY              VALUE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      3,290,061          6,446,961           563,345
Fund merger                                     N/A         77,634,189               N/A
Issued for reinvested distributions       1,754,001          1,647,637            58,492
Redeemed                                (19,700,173)       (39,632,021)         (201,307)
--------------------------------------------------------------------------------------------
Net increase (decrease)                 (14,656,111)        46,096,766           420,530
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                       INTERNATIONAL        LARGE CAP          LARGE CAP
                                        OPPORTUNITY          EQUITY              VALUE
                                            FUND              FUND                FUND
--------------------------------------------------------------------------------------------
Sold                                     10,041,363          9,638,209           691,507
Issued for reinvested distributions       1,545,947          1,352,452            17,147
Redeemed                                (11,718,071)       (25,298,441)          (88,533)
--------------------------------------------------------------------------------------------
Net increase (decrease)                    (130,761)       (14,307,780)          620,121
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -  RIVERSOURCE VP -    RIVERSOURCE VP -
                                          MID CAP            MID CAP            S&P 500
                                           GROWTH             VALUE              INDEX
                                            FUND              FUND                FUND
--------------------------------------------------------------------------------------------
Sold                                      1,916,243         17,680,414         3,049,759
Fund merger                              51,642,855                N/A               N/A
Issued for reinvested distributions       1,683,389             18,726           742,959
Redeemed                                (11,079,161)          (263,812)       (6,584,030)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  44,163,326         17,435,328        (2,791,312)
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

112   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           MID CAP            MID CAP            S&P 500
                                           GROWTH              VALUE              INDEX
                                            FUND              FUND(c)             FUND
--------------------------------------------------------------------------------------------
Sold                                      1,840,161            428,140         8,702,124
Issued for reinvested distributions              --                171           631,315
Redeemed                                 (3,566,894)            (5,284)       (2,660,665)
--------------------------------------------------------------------------------------------
Net increase (decrease)                  (1,726,733)           423,027         6,672,774
--------------------------------------------------------------------------------------------

(c)   For the period from May 2, 2005 (date the Fund became available) to Aug.
      31, 2005.

                                                   YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           SELECT         SHORT DURATION        SMALL CAP
                                            VALUE         U.S. GOVERNMENT       ADVANTAGE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                        465,908          6,812,654           580,024
Issued for reinvested distributions          80,918          1,670,663         2,188,623
Redeemed                                   (330,201)       (10,142,070)       (2,551,105)
--------------------------------------------------------------------------------------------
Net increase (decrease)                     216,625         (1,658,753)          217,542
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                      RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                           SELECT         SHORT DURATION        SMALL CAP
                                            VALUE         U.S. GOVERNMENT       ADVANTAGE
                                            FUND               FUND               FUND
--------------------------------------------------------------------------------------------
Sold                                      1,230,317          5,228,726         1,725,783
Issued for reinvested distributions          10,913          1,302,984           666,902
Redeemed                                    (55,353)        (8,014,535)       (1,369,479)
--------------------------------------------------------------------------------------------
Net increase (decrease)                   1,185,877         (1,482,825)        1,023,206
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2006
--------------------------------------------------------------------------------------------
                                                         RIVERSOURCE VP -
                                                            SMALL CAP
                                                               VALUE
                                                               FUND
--------------------------------------------------------------------------------------------
Sold                                                         9,622,399
Issued for reinvested distributions                          2,433,216
Redeemed                                                    (4,112,520)
--------------------------------------------------------------------------------------------
Net increase (decrease)                                      7,943,095
--------------------------------------------------------------------------------------------

                                                     YEAR ENDED AUG. 31, 2005
--------------------------------------------------------------------------------------------
                                                         RIVERSOURCE VP -
                                                            SMALL CAP
                                                               VALUE
                                                               FUND
--------------------------------------------------------------------------------------------
Sold                                                         9,958,388
Issued for reinvested distributions                          1,666,706
Redeemed                                                      (593,056)
--------------------------------------------------------------------------------------------
Net increase (decrease)                                     11,032,038
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   113

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Aug. 31, 2006, RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund have entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

RiverSource VP - Global Bond Fund

                            CURRENCY TO       CURRENCY TO     UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED       BE RECEIVED    APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------
Sept. 1, 2006                 1,351,621           714,416       $   8,555     $       --
                            U.S. Dollar     British Pound
Sept. 1, 2006                   274,660         6,067,250           1,124             --
                            U.S. Dollar      Czech Koruna
Sept. 1, 2006                   891,442         5,633,550              --            128
                            U.S. Dollar   Norwegian Krone
Sept. 1, 2006                   346,339         2,505,271              --            493
                            U.S. Dollar     Swedish Krona
Sept. 13, 2006                  675,000         1,276,198              --          9,114
                          British Pound       U.S. Dollar
Sept. 13, 2006               16,095,000        20,655,518          26,625             --
                 European Monetary Unit       U.S. Dollar
Sept. 13, 2006                1,030,000         1,319,657             196             --
                 European Monetary Unit       U.S. Dollar
Sept. 19, 2006                6,940,559       794,000,000              --        163,846
                            U.S. Dollar      Japanese Yen
Sept. 19, 2006                1,363,279       156,000,000              --         31,834
                            U.S. Dollar      Japanese Yen
Sept. 20, 2006               34,060,000         1,552,699           4,288             --
                           Czech Koruna       U.S. Dollar
Sept. 20, 2006                6,050,000           274,296              --            745
                           Czech Koruna       U.S. Dollar
--------------------------------------------------------------------------------------------
Total                                                           $  40,788     $  206,160
--------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

114   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

                            CURRENCY TO       CURRENCY TO     UNREALIZED     UNREALIZED
EXCHANGE DATE              BE DELIVERED       BE RECEIVED    APPRECIATION   DEPRECIATION
--------------------------------------------------------------------------------------------
Sept. 5, 2006                 1,302,819       152,625,256       $      --     $    2,663
                            U.S. Dollar      Japanese Yen
Sept. 5, 2006                   518,950           575,951           2,462             --
                            U.S. Dollar   Canadian Dollar
Sept. 8, 2006                53,820,000         7,496,866          65,697             --
                          Swedish Krona       U.S. Dollar
Sept. 8, 2006             1,370,000,000        11,971,443         296,161             --
                           Japanese Yen       U.S. Dollar
Sept. 8, 2006               153,380,000         1,309,787           2,667             --
                           Japanese Yen       U.S. Dollar
Sept. 8, 2006                 3,885,000           538,014           1,701             --
                          Swedish Krona       U.S. Dollar
Sept. 13, 2006               33,500,000        63,337,211              --        452,341
                          British Pound       U.S. Dollar
Sept. 13, 2006                1,935,000         3,681,899              --          2,662
                          British Pound       U.S. Dollar
Sept. 13, 2006               44,305,000        57,193,325         407,793             --
                 European Monetary Unit       U.S. Dollar
Sept. 13, 2006               10,052,000        12,900,234          16,628             --
                 European Monetary Unit       U.S. Dollar
Sept. 13, 2006                4,141,000         5,312,282           4,780             --
                 European Monetary Unit       U.S. Dollar
Oct. 2, 2006                    690,000           622,182              --          3,003
                        Canadian Dollar       U.S. Dollar
Oct. 2, 2006                 12,450,000        11,225,976              --         45,073
                        Canadian Dollar       U.S. Dollar
--------------------------------------------------------------------------------------------
Total                                                           $ 797,889     $  505,742
--------------------------------------------------------------------------------------------

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan at Aug. 31, 2006.

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                      BALANCED          DIVERSIFIED        DIVERSIFIED       INTERNATIONAL
                                                        FUND               BOND           EQUITY INCOME       OPPORTUNITY
                                                                           FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers               $   4,354,300      $  56,263,120      $  20,866,180      $   4,091,910
----------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                 $   4,460,000      $  57,541,250      $  21,745,000      $   4,496,500
U.S. government securities, at value                            --                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned      $   4,460,000      $  57,541,250      $  21,745,000      $   4,496,500
----------------------------------------------------------------------------------------------------------------------------

                                                  RIVERSOURCE VP -   RIVERSOURCE VP -   RIVERSOURCE VP -
                                                      LARGE CAP           MID CAP           SMALL CAP
                                                       EQUITY             GROWTH              VALUE
                                                        FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------------
Value of securities on loan to brokers               $   7,779,919      $   3,651,000      $  10,264,353
----------------------------------------------------------------------------------------------------------------------------
Collateral received for securities loaned:
Cash                                                 $   7,984,400      $   3,780,000      $  11,029,400
U.S. government securities, at value                            --                 --                 --
----------------------------------------------------------------------------------------------------------------------------
Total collateral received for securities loaned      $   7,984,400      $   3,780,000      $  11,029,400
----------------------------------------------------------------------------------------------------------------------------

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   115

Income from securities lending for the year ended Aug. 31, 2006 is as follows:

FUND                                                                  AMOUNT
--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                       $191,300
RiverSource VP - Diversified Bond Fund                                530,882
RiverSource VP - Diversified Equity Income Fund                       217,630
RiverSource VP - Global Bond Fund                                       9,274
RiverSource VP - Growth Fund                                           48,444
RiverSource VP - International Opportunity Fund                       854,518
RiverSource VP - Large Cap Equity Fund                                411,482
RiverSource VP - Mid Cap Growth Fund                                   59,715
RiverSource VP - Small Cap Advantage Fund                              37,231
RiverSource VP - Small Cap Value Fund                                  41,806
--------------------------------------------------------------------------------

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

At Aug. 31, 2006, RiverSource VP - Balanced Fund's investments in securities included securities valued at $381,602 that were pledged as collateral to cover initial margin deposits on 400 open purchase interest rate futures contracts and 104 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2006 was $43,150,859 with a net unrealized gain of $118,658. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2006 was $21,251,750 with a net unrealized loss of $40,938. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - Core Bond Fund's investments in securities included securities valued at $35,520 that were pledged as collateral to cover initial margin deposits on 62 open purchase interest rate futures contracts and seven open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2006 was $6,640,016 with a net unrealized gain of $19,017. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2006 was $1,430,406 with a net unrealized loss of $2,755. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - Diversified Bond Fund's investments in securities included securities valued at $1,258,935 that were pledged as collateral to cover initial margin deposits on 2,095 open purchase interest rate futures contracts and 112 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2006 was $223,750,380 with a net unrealized gain of $598,559. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2006 was $22,886,500 with a net unrealized loss of $44,087. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - Global Bond Fund's investments in securities included securities valued at $320,471 that were pledged as collateral to cover initial margin deposits on 22 open purchase interest rate futures contracts denominated in euros, 212 open purchase interest rate futures contracts and 65 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts denominated in euros at Aug. 31, 2006 was $3,333,163 with a net unrealized gain of $67,967. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2006 was $38,190,406 with a net unrealized gain of $90,464. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2006 was $6,979,375 with a net unrealized loss of $13,867. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - Large Cap Equity Fund's investments in securities included securities valued at $5,819,136 that were pledged as collateral to cover initial margin deposits on 70 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Aug. 31, 2006 was $22,848,000 with a net unrealized gain of $267,207. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - S&P 500 Index Fund's investments in securities included securities valued at $522,140 that were pledged as collateral to cover initial margin deposits on 64 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Aug. 31, 2006 was $4,177,920 with a net unrealized gain of $67,401. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2006, RiverSource VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $134,725 that were pledged as collateral to cover initial margin deposits on 286 open purchase interest rate futures contracts and 203 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2006 was $49,709,688 with a net unrealized gain of $94,703. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2006 was $22,092,125 with a net unrealized loss of $97,499. See "Summary of significant accounting policies" and "Notes to investments in securities."


------------------------------------------------------------------------------

116   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

At Aug. 31, 2006, RiverSource VP - Small Cap Advantage Fund's investments in securities included securities valued at $32,967 that were pledged as collateral to cover initial margin deposits on one open purchase stock index futures contract. The notional market value of the open purchase stock index futures contract at Aug. 31, 2006 was $360,850 with a net unrealized gain of $14,721. See "Summary of significant accounting policies" and "Notes to investments in securities."

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the year ended Aug. 31, 2006 are as follows:

                                                          CALLS
------------------------------------------------------------------------------
                                             CONTRACTS             PREMIUMS
------------------------------------------------------------------------------
Balance Aug. 31, 2005                            --              $         --
Opened                                          837                 2,176,488
Closed                                         (537)               (1,526,658)
------------------------------------------------------------------------------
Balance Aug. 31, 2006                           300              $    649,830
------------------------------------------------------------------------------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Large Cap Equity Fund during the year ended Aug. 31, 2006 are as follows:

                                                          CALLS
------------------------------------------------------------------------------
                                             CONTRACTS             PREMIUMS
------------------------------------------------------------------------------
Balance Aug. 31, 2005                            --              $         --
Opened                                        1,506                 3,830,259
Closed                                         (876)               (2,465,641)
------------------------------------------------------------------------------
Balance Aug. 31, 2006                           630              $  1,364,618
------------------------------------------------------------------------------

See "Summary of significant accounting policies."

9. SWAP CONTRACTS

At Aug. 31, 2006, the following Funds had open CBMS total return swap contracts:

RiverSource VP - Balanced Fund

                                                                                         UNREALIZED
                                                          TERMINATION      NOTIONAL     APPRECIATION
                                                             DATE           AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.33%.
Counterparty: Citigroup                                  Sept. 1, 2006    $7,500,000      $131,141
-----------------------------------------------------------------------------------------------------

RiverSource VP - Core Bond Fund

                                                                                         UNREALIZED
                                                          TERMINATION      NOTIONAL     APPRECIATION
                                                             DATE           AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.33%.
Counterparty: Citigroup                                  Sept. 1, 2006     $375,000        $6,557
-----------------------------------------------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

                                                                                         UNREALIZED
                                                          TERMINATION      NOTIONAL     APPRECIATION
                                                             DATE           AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.33%.
Counterparty: Citigroup                                  Sept. 1, 2006   $20,725,000      $362,387
-----------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   117

RiverSource VP - Global Bond Fund

                                                                                          UNREALIZED
                                                            TERMINATION     NOTIONAL     APPRECIATION
                                                               DATE          AMOUNT     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.33%.
Counterparty: Citigroup                                    Sept. 1, 2006   $3,450,000       $60,325
------------------------------------------------------------------------------------------------------

At Aug. 31, 2006, the following Fund had open total return equity swap contracts:

RiverSource VP - Large Cap Equity Fund

                                                                                          UNREALIZED
                                                            TERMINATION     NOTIONAL     APPRECIATION
                                                               DATE          AMOUNT     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Receive total return on a basket of large cap securities
and pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                     May 7, 2007    $6,220,000       $44,950
------------------------------------------------------------------------------------------------------

10. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 20, 2005. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $500 million with The Bank of New York. Each Fund had no borrowings outstanding during the year ended Aug. 31, 2006.

11. FUND MERGERS

RiverSource VP - Large Cap Equity Fund

At the close of business on March 17, 2006, RiverSource VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of RiverSource VP - New Dimensions Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Large Cap Equity Fund immediately before the acquisition were $2,554,119,500 and the combined net assets immediately after the acquisition were $4,350,292,892.

The merger was accomplished by a tax-free exchange of 108,210,452 shares of RiverSource VP - New Dimensions Fund valued at $1,796,173,392.

In exchange for the RiverSource VP - New Dimensions Fund shares and net assets, RiverSource VP - Large Cap Equity Fund issued 77,634,189 shares.

RiverSource VP - New Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $1,796,173,392, which includes $1,758,785,888 of capital stock, $135,799,449 of unrealized appreciation, ($98,521,967) of accumulated net realized loss and $110,022 of undistributed net investment income.

RiverSource VP - Mid Cap Growth Fund

At the close of business on March 17, 2006, RiverSource VP - Mid Cap Growth Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Strategy Aggressive Fund. This reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource VP - Mid Cap Growth Fund immediately before the acquisition were $263,887,643 and the combined net assets immediately after the acquisition were $900,721,592.

The merger was accomplished by a tax-free exchange of 70,072,924 shares of RiverSource VP - Strategy Aggressive Fund valued at $636,833,949.


------------------------------------------------------------------------------

118   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

In exchange for the RiverSource VP - Strategy Aggressive Fund shares and net assets, RiverSource VP - Mid Cap Growth Fund issued 51,642,855 shares.

RiverSource VP - Strategy Aggressive Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $636,833,949, which includes $1,733,718,560 of capital stock, $59,822,571 of unrealized appreciation, ($1,156,578,196) of accumulated net realized loss and ($128,986) of temporary book-to-tax differences.

12. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Aug. 31, 2006 are as follows:

FUND                                                                                                                    CARRY-OVER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                                                                                        $   53,436,903
RiverSource VP - Cash Management Fund                                                                                          2,595
RiverSource VP - Core Bond Fund                                                                                              863,845
RiverSource VP - Diversified Bond Fund                                                                                   165,165,108
RiverSource VP - Global Bond Fund                                                                                          1,694,086
RiverSource VP - Global Inflation Protected Securities Fund                                                                1,165,851
RiverSource VP - Growth Fund                                                                                              76,113,458
RiverSource VP - High Yield Bond Fund                                                                                    223,553,095
RiverSource VP - Income Opportunities Fund                                                                                   163,551
RiverSource VP - International Opportunity Fund                                                                          500,806,478
RiverSource VP - Large Cap Equity Fund                                                                                   252,134,354
RiverSource VP - Mid Cap Growth Fund                                                                                   1,130,500,468
RiverSource VP - Short Duration U.S. Government Fund                                                                      11,702,502
------------------------------------------------------------------------------------------------------------------------------------

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                                             2006          2007           2008           2009           2010
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Balanced Fund                              $          --  $         --  $  53,436,903  $          --  $          --
RiverSource VP - Cash Management Fund                                  --         1,797             --             --             --
RiverSource VP - Diversified Bond Fund                          5,732,020    53,324,465     47,894,894      9,863,475     15,651,826
RiverSource VP - Growth Fund                                           --            --             --             --     76,113,458
RiverSource VP - High Yield Bond Fund                                  --            --             --     15,326,728    100,694,093
RiverSource VP - International Opportunity Fund                        --     9,547,612     18,436,163    360,358,145     90,583,080
RiverSource VP - Large Cap Equity Fund                                 --    55,895,139     35,897,770     40,179,822    120,161,623
RiverSource VP - Mid Cap Growth Fund                                   --            --    780,421,858    310,534,170     39,544,440
RiverSource VP - Short Duration U.S. Government Fund                   --            --             --             --         68,452
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             2011          2012           2013           2014           2015
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Cash Management Fund                       $          --  $         --  $         150  $         648  $          --
RiverSource VP - Core Bond Fund                                        --            --        171,448        692,397             --
RiverSource VP - Diversified Bond Fund                          4,231,263            --      7,546,166     20,920,999             --
RiverSource VP - Global Bond Fund                                      --            --        132,762      1,561,324             --
RiverSource VP - Global Inflation Protected Securities Fund            --            --             --      1,165,851             --
RiverSource VP - High Yield Bond Fund                         106,316,241            --             --        760,493        455,540
RiverSource VP - Income Opportunities Fund                             --            --             --             --        163,551
RiverSource VP - International Opportunity Fund                21,881,478            --             --             --             --
RiverSource VP - Short Duration U.S. Government Fund                   --     4,186,493      3,868,969      3,578,588             --
------------------------------------------------------------------------------------------------------------------------------------

The Funds, in connection with the mergers as described in Note 11, acquired the following capital loss carry-over:

FUND                                                                                                                    CARRY-OVER
------------------------------------------------------------------------------------------------------------------------------------
RiverSource VP - Large Cap Equity Fund                                                                                $   81,111,231
RiverSource VP - Mid Cap Growth Fund                                                                                   1,154,129,756
------------------------------------------------------------------------------------------------------------------------------------

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers.

The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   119

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.

14. SUBSEQUENT EVENT

On Dec. 31, 2006 it is expected that IDS Life Insurance Company will change its name to RiverSource Life Insurance Company.


------------------------------------------------------------------------------

120   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

15. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund

-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003        2002
Net asset value, beginning of period                               $ 15.18    $ 14.17    $ 13.00    $ 12.32    $  15.30
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .41        .35        .31        .31         .33
Net gains (losses) (both realized and unrealized)                      .72       1.02       1.17        .82       (1.88)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.13       1.37       1.48       1.13       (1.55)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.41)      (.36)      (.31)      (.31)       (.34)
Distributions from realized gains                                     (.46)        --         --       (.14)      (1.09)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.87)      (.36)      (.31)      (.45)      (1.43)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.44    $ 15.18    $ 14.17    $ 13.00    $  12.32
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 2,046    $ 2,437    $ 2,664    $ 2,416    $  2,709
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .77%       .82%       .78%       .80%        .77%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.63%      2.34%      2.16%      2.48%       2.31%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              130%       131%       133%       119%        103%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       7.76%      9.68%     11.39%      9.40%     (10.91%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

RiverSource VP - Cash Management Fund

-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003        2002
Net asset value, beginning of period                               $  1.00    $  1.00    $  1.00    $  1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .04        .02         --        .01         .02
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.04)      (.02)        --       (.01)       (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  1.00    $  1.00    $  1.00    $  1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   999    $   688    $   773    $   868    $  1,123
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .67%       .70%       .69%       .70%        .69%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     4.01%      1.88%       .47%       .72%       1.61%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       4.01%      1.92%       .48%       .72%       1.59%
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

--------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   121

RiverSource VP - Core Bond Fund

----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004(b)
Net asset value, beginning of period                               $ 10.05    $ 10.01    $  9.98
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .39        .31        .14
Net gains (losses) (both realized and unrealized)                     (.26)       .04        .03
----------------------------------------------------------------------------------------------------
Total from investment operations                                       .13        .35        .17
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.39)      (.31)      (.14)
Distributions from realized gains                                     (.02)        --         --
----------------------------------------------------------------------------------------------------
Total distributions                                                   (.41)      (.31)      (.14)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.77    $ 10.05    $ 10.01
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    63    $    58    $    36
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   .86%       .95%       .95%(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.97%      3.10%      2.33%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              319%       339%       221%
----------------------------------------------------------------------------------------------------
Total return(f)                                                       1.38%      3.64%      1.67%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.96%, 1.01% and 1.13% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Diversified Bond Fund

-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003       2002
Net asset value, beginning of period                               $ 10.66    $ 10.62    $ 10.40    $ 10.38    $ 10.61
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .43        .39        .38        .44        .56
Net gains (losses) (both realized and unrealized)                     (.27)       .06        .22        .02       (.23)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .16        .45        .60        .46        .33
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.43)      (.41)      (.38)      (.44)      (.56)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.39    $ 10.66    $ 10.62    $ 10.40    $ 10.38
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 2,325    $ 1,824    $ 1,696    $ 1,765    $ 1,814
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .80%       .82%       .81%       .81%       .80%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     4.15%      3.65%      3.60%      4.23%      5.41%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              292%       293%       295%       251%       167%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       1.58%      4.27%      5.84%      4.50%      3.20%
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

122   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                               $ 13.83     $ 11.17     $  9.65     $  8.41     $ 10.20
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .23         .20         .17         .17         .13
Net gains (losses) (both realized and unrealized)                     1.80        2.65        1.51        1.24       (1.75)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.03        2.85        1.68        1.41       (1.62)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.22)       (.19)       (.16)       (.17)       (.13)
Distributions from realized gains                                     (.55)         --          --          --        (.04)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.77)       (.19)       (.16)       (.17)       (.17)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.09     $ 13.83     $ 11.17     $  9.65     $  8.41
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 2,877     $ 1,679     $   843     $   370     $   267
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .91%        .84%        .86%        .76%        .87%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.61%       1.66%       1.77%       2.13%       1.59%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               27%         25%         19%         39%         35%
----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      15.19%      25.59%      17.53%      17.00%     (16.16%)
----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

RiverSource VP - Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005        2004        2003        2002
Net asset value, beginning of period                               $ 13.14     $  9.80     $  8.44     $  7.04     $  6.68
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .09         .06         .09         .04         .02
Net gains (losses) (both realized and unrealized)                     3.85        3.72        1.39        1.38         .34
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      3.94        3.78        1.48        1.42         .36
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.06)       (.06)       (.12)       (.02)         --
Distributions from realized gains                                     (.70)       (.38)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.76)       (.44)       (.12)       (.02)         --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 16.32     $ 13.14     $  9.80     $  8.44     $  7.04
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   427     $   192     $    46     $    16     $    10
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.54%       1.55%       1.61%(c)    1.75%(c)    1.68%(c)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .68%        .58%        .65%        .67%        .31%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              146%        120%        117%        191%        215%
------------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      30.97%      39.60%      17.63%      20.25%       5.45%
------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04% and 2.36% for the years ended Aug. 31, 2004, 2003 and 2002, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   123

RiverSource VP - Fundamental Value Fund

-------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006(b)
Net asset value, beginning of period                               $ 10.06
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .02
Net gains (losses) (both realized and unrealized)                     (.03)
-------------------------------------------------------------------------------
Total from investment operations                                      (.01)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.02)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.03
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   232
-------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.07%(e)
-------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.27%(e)
-------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                3%
-------------------------------------------------------------------------------
Total return(f)                                                       (.05%)(g)
-------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from May 1, 2006 (date the Fund became available) to Aug.
      31, 2006.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.15% for the period ended Aug. 31, 2006.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Global Bond Fund

-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003       2002
Net asset value, beginning of period                               $ 11.02    $ 10.82    $ 10.40    $ 10.02    $  9.76
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .30        .34        .35        .34        .38
Net gains (losses) (both realized and unrealized)                     (.17)       .39        .73        .61        .36
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .13        .73       1.08        .95        .74
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.31)      (.53)      (.66)      (.57)      (.48)
Distributions from realized gains                                     (.05)        --         --         --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.36)      (.53)      (.66)      (.57)      (.48)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.79    $ 11.02    $ 10.82    $ 10.40    $ 10.02
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   692    $   575    $   409    $   312    $   233
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.06%      1.08%      1.08%      1.09%      1.08%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.85%      2.63%      2.76%      3.08%      3.92%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               65%        79%       105%       102%        46%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       1.27%      6.75%     10.57%      9.56%      7.83%
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

124   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

-----------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005(b)
Net asset value, beginning of period                               $ 10.19    $ 10.00
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .47        .32
Net gains (losses) (both realized and unrealized)                     (.26)       .19
-----------------------------------------------------------------------------------------
Total from investment operations                                       .21        .51
-----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.34)      (.32)
Distributions from realized gains                                     (.02)        --
-----------------------------------------------------------------------------------------
Total distributions                                                   (.36)      (.32)
-----------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.04    $ 10.19
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   403    $   116
-----------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                   .72%       .75%(e)
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     4.23%      3.42%(e)
-----------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               75%        29%
-----------------------------------------------------------------------------------------
Total return(f)                                                       2.18%      5.22%(g)
-----------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.77% and 0.87% for the periods ended Aug. 31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Growth Fund

------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003       2002
Net asset value, beginning of period                               $  6.61    $  5.69    $  5.45    $  5.00    $  6.48
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06        .03        .02        .01         --
Net gains (losses) (both realized and unrealized)                      .33        .91        .24        .45      (1.48)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .39        .94        .26        .46      (1.48)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.07)      (.02)      (.02)      (.01)        --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  6.93    $  6.61    $  5.69    $  5.45    $  5.00
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   612    $   392    $   261    $   223    $   144
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .91%       .92%       .85%       .99%       .81%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.04%       .42%       .27%       .20%        --%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              156%       154%       192%       199%       272%
------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       5.79%     16.74%      4.64%      9.29%    (22.80%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   125

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003       2002
Net asset value, beginning of period                               $  6.76    $  6.60    $  6.22    $  5.66    $  6.83
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .47        .44        .47        .48        .56
Net gains (losses) (both realized and unrealized)                     (.09)       .16        .38        .54      (1.17)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .38        .60        .85       1.02       (.61)
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.46)      (.44)      (.47)      (.46)      (.56)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  6.68    $  6.76    $  6.60    $  6.22    $  5.66
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 1,192    $ 1,246    $ 1,130    $   843    $   577
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .87%       .83%       .82%       .83%       .83%
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     7.02%      6.58%      7.30%      8.31%      8.91%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              106%       106%       139%       141%       135%
------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       5.76%      9.31%     14.03%     18.81%     (9.33%)
------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

RiverSource VP - Income Opportunities Fund

--------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004(b)
Net asset value, beginning of period                               $ 10.39    $ 10.29    $  9.93
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .64        .59        .15
Net gains (losses) (both realized and unrealized)                     (.26)       .18        .36
--------------------------------------------------------------------------------------------------------
Total from investment operations                                       .38        .77        .51
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.64)      (.59)      (.15)
Distributions from realized gains                                     (.05)      (.08)        --
--------------------------------------------------------------------------------------------------------
Total distributions                                                   (.69)      (.67)      (.15)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.08    $ 10.39    $ 10.29
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   259    $    45    $    16
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       .96%       .99%(d)    .99%(d),(e)
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     6.39%      5.69%      6.03%(e)
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               87%        93%        36%
--------------------------------------------------------------------------------------------------------
Total return(f)                                                       3.76%      7.73%      5.17%(g)
--------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.


------------------------------------------------------------------------------

126   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003        2002
Net asset value, beginning of period                               $ 10.02    $  8.23    $  7.19    $  7.00    $   8.39
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .12        .11        .08        .08         .07
Net gains (losses) (both realized and unrealized)                     2.27       1.80       1.05        .16       (1.35)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      2.39       1.91       1.13        .24       (1.28)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.17)      (.12)      (.09)      (.05)       (.07)
Distributions from realized gains                                       --         --         --         --        (.01)
Excess distributions from net investment income                         --         --         --         --        (.03)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.17)      (.12)      (.09)      (.05)       (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.24    $ 10.02    $  8.23    $  7.19    $   7.00
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 1,266    $ 1,184    $   974    $   738    $    873
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.12%      1.04%       .98%      1.06%       1.07%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.04%      1.19%       .99%      1.19%        .83%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               74%        90%       142%       102%        140%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                      23.82%     23.29%     15.77%      3.48%     (15.38%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

RiverSource VP - Large Cap Equity Fund

-------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003        2002
Net asset value, beginning of period                               $ 21.48    $ 19.32    $ 18.04    $ 16.48    $  20.87
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .29        .24        .14        .10         .10
Net gains (losses) (both realized and unrealized)                     1.43       2.15       1.28       1.56       (2.83)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.72       2.39       1.42       1.66       (2.73)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.29)      (.23)      (.14)      (.10)       (.09)
Distributions from realized gains                                       --         --         --         --       (1.57)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.29)      (.23)      (.14)      (.10)      (1.66)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 22.91    $ 21.48    $ 19.32    $ 18.04    $  16.48
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $ 3,733    $ 2,510    $ 2,535    $ 1,982    $  2,227
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .82%       .80%       .85%       .85%        .80%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.30%      1.13%       .72%       .62%        .52%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               85%       132%       114%       115%        146%
-------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       8.02%     12.42%      7.87%     10.16%     (14.08%)
-------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   127

RiverSource VP - Large Cap Value Fund

----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004(b)
Net asset value, beginning of period                               $ 10.99    $ 10.00    $  9.99
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .17        .14        .05
Net gains (losses) (both realized and unrealized)                      .98       1.06        .02
----------------------------------------------------------------------------------------------------
Total from investment operations                                      1.15       1.20        .07
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.17)      (.14)      (.06)
Distributions from realized gains                                     (.26)      (.07)        --
----------------------------------------------------------------------------------------------------
Total distributions                                                   (.43)      (.21)      (.06)
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.71    $ 10.99    $ 10.00
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    21    $    15    $     7
----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.02%      1.05%      1.05%(e)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.55%      1.37%      1.03%(e)
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               49%        52%        24%
----------------------------------------------------------------------------------------------------
Total return(f)                                                      10.75%     12.04%       .69%(g)
----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.20%, 2.55% and 2.85% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Mid Cap Growth Fund

---------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003        2002
Net asset value, beginning of period                               $ 12.43    $ 10.11    $ 10.09    $  8.54    $   9.57
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (.01)      (.04)      (.05)      (.05)       (.04)
Net gains (losses) (both realized and unrealized)                     (.44)      2.36        .07       1.60        (.99)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      (.45)      2.32        .02       1.55       (1.03)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                    --         --         --         --          --
Distributions from realized gains                                    (1.02)        --         --         --          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.02)        --         --         --          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.96    $ 12.43    $ 10.11    $ 10.09    $   8.54
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   709    $   255    $   225    $   170    $     72
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .92%       .82%       .85%      1.06%       1.10%(c)
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.14%)     (.32%)     (.49%)     (.71%)      (.76%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               43%        34%        25%        19%         20%
---------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      (4.43%)    23.03%       .13%     18.20%     (10.77%)
---------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.39% for the year ended Aug. 31, 2002.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

128   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005(b)
Net asset value, beginning of period                               $ 11.42     $ 10.15
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .09         .01
Net gains (losses) (both realized and unrealized)                     1.27        1.28
------------------------------------------------------------------------------------------
Total from investment operations                                      1.36        1.29
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.09)       (.02)
Distributions from realized gain                                      (.04)         --
------------------------------------------------------------------------------------------
Total distributions                                                   (.13)       (.02)
------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 12.65     $ 11.42
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   228     $     7
------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.11%       1.08%(e)
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.02%        .62%(e)
------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               60%          7%
------------------------------------------------------------------------------------------
Total return(f)                                                      11.93%      12.70%(g)
------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   For the period from May 2, 2005 (date the Fund became available) to Aug.
      31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.44% and 2.97% for the periods ended Aug. 31, 2006 and 2005, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - S&P 500 Index Fund

--------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
--------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005       2004       2003        2002
Net asset value, beginning of period                               $  8.30     $  7.54    $  6.88    $  6.24    $   7.71
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .13         .13        .09        .08         .07
Net gains (losses) (both realized and unrealized)                      .57         .76        .66        .64       (1.47)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .70         .89        .75        .72       (1.40)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.13)       (.13)      (.09)      (.08)       (.07)
Distributions from realized gains                                     (.02)         --         --         --          --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.15)       (.13)      (.09)      (.08)       (.07)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  8.85     $  8.30    $  7.54    $  6.88    $   6.24
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   367     $   367    $   283    $   171    $     99
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b),(c)                   .50%        .50%       .49%       .50%        .50%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     1.46%       1.65%      1.21%      1.31%       1.01%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                6%          5%        --%         5%         72%
--------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                       8.38%(e)   11.98%     10.84%     11.51%     (18.29%)
--------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.53%, 0.56%, 0.57%, 0.64% and 0.82% for the years ended
      Aug. 31, 2006, 2005, 2004, 2003 and 2002, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(e)   The Fund received a one time transaction fee reimbursement by Ameriprise
      Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   129

RiverSource VP - Select Value Fund

-----------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004(b)
Net asset value, beginning of period                               $ 11.45    $  9.95    $  9.98
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .25        .05        .02
Net gains (losses) (both realized and unrealized)                      .44       1.55       (.03)
-----------------------------------------------------------------------------------------------------
Total from investment operations                                       .69       1.60       (.01)
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.25)      (.05)      (.02)
Distributions from realized gains                                     (.17)      (.05)        --
-----------------------------------------------------------------------------------------------------
Total distributions                                                   (.42)      (.10)      (.02)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.72    $ 11.45    $  9.95
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $    27    $    23    $     9
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c),(d)                  1.08%      1.15%      1.15%(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     2.19%       .45%       .50%(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)               35%        31%        13%
-----------------------------------------------------------------------------------------------------
Total return(f)                                                       6.17%     16.18%      (.11%)(g)
-----------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.19%, 1.17% and 1.97% for the periods ended Aug. 31, 2006, 2005 and 2004, respectively.

(e)   Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

(g)   Not annualized.

RiverSource VP - Short Duration U.S. Government Fund

-----------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006       2005       2004       2003       2002
Net asset value, beginning of period                               $ 10.21    $ 10.34    $ 10.46    $ 10.55    $ 10.34
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .36        .27        .25        .27        .34
Net gains (losses) (both realized and unrealized)                     (.10)      (.13)      (.07)      (.05)       .23
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .26        .14        .18        .22        .57
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.36)      (.27)      (.25)      (.27)      (.34)
Distributions from realized gains                                       --         --       (.05)      (.04)      (.02)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.36)      (.27)      (.30)      (.31)      (.36)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.11    $ 10.21    $ 10.34    $ 10.46    $ 10.55
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   463    $   484    $   506    $   479    $   276
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                       .82%       .83%       .82%       .82%       .83%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     3.55%      2.67%      2.36%      2.47%      3.24%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              236%       171%       135%       179%       292%
-----------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       2.61%      1.43%      1.70%      2.06%      5.42%
-----------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

130   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005        2004        2003         2002
Net asset value, beginning of period                               $ 15.11     $ 12.64     $ 11.25     $  8.79     $  10.13
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            --        (.04)       (.05)       (.02)        (.02)
Net gains (losses) (both realized and unrealized)                      .61        3.14        1.44        2.48        (1.32)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       .61        3.10        1.39        2.46        (1.34)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                                    (1.92)       (.63)         --          --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 13.80     $ 15.11     $ 12.64     $ 11.25     $   8.79
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   218     $   235     $   184     $   102     $     59
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.06%       1.07%       1.10%       1.19%        1.11%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets     (.02%)      (.28%)      (.42%)      (.20%)       (.21%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              132%        112%        104%        124%         156%
-----------------------------------------------------------------------------------------------------------------------------
Total return(c)                                                       4.40%      24.88%      12.40%      27.96%      (13.28%)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.

RiverSource VP - Small Cap Value Fund

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Aug. 31,                                          2006        2005        2004        2003         2002
Net asset value, beginning of period                               $ 14.46     $ 13.10     $ 11.39     $  9.52     $   9.84
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           .06         .02        (.02)       (.03)        (.03)
Net gains (losses) (both realized and unrealized)                     1.61        2.53        1.92        1.95         (.29)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      1.67        2.55        1.90        1.92         (.32)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                  (.06)       (.01)         --        (.01)          --
Distributions from realized gains                                    (1.01)      (1.18)       (.19)       (.04)          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.07)      (1.19)       (.19)       (.05)          --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.06     $ 14.46     $ 13.10     $ 11.39     $   9.52
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                            $   549     $   412     $   229     $   134     $     63
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(b)                      1.24%(c)    1.28%       1.27%       1.55%        1.48%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets      .41%        .12%       (.20%)      (.43%)       (.67%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)              102%         65%         84%         87%          12%
-----------------------------------------------------------------------------------------------------------------------------
Total return(d)                                                      12.28%      20.02%      16.78%      20.24%       (3.19%)
-----------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.28% for the year ended Aug. 31, 2006.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any contract charges.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   131

INVESTMENTS IN SECURITIES
RiverSource VP - Balanced Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (63.9%)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
AEROSPACE & DEFENSE (2.6%)
Boeing                                         71,116         $     5,326,588
DRS Technologies                               31,399               1,298,977
General Dynamics                               76,376               5,159,199
Goodrich                                      127,524               4,967,060
Honeywell Intl                                303,265              11,742,421
L-3 Communications
  Holdings                                     17,681               1,332,971
Lockheed Martin                               122,079              10,083,725
Northrop Grumman                              143,514               9,588,170
United Technologies                            74,140               4,649,319
                                                              ---------------
Total                                                              54,148,430
-----------------------------------------------------------------------------

BEVERAGES (0.7%)
Coca-Cola                                      88,178               3,951,256
PepsiCo                                       148,299               9,680,959
                                                              ---------------
Total                                                              13,632,215
-----------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                          19,276(b)            1,309,419
Biogen Idec                                    43,444(b)            1,917,618
                                                              ---------------
Total                                                               3,227,037
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard
  Companies                                    34,017               1,420,890
Masco                                         134,523               3,687,276
                                                              ---------------
Total                                                               5,108,166
-----------------------------------------------------------------------------

CAPITAL MARKETS (2.7%)
Bank of New York                              203,132               6,855,705
Franklin Resources                             43,644               4,295,006
KKR Private Equity
  Investors LP Unit                            86,648(b)            1,957,378
Legg Mason                                     13,965               1,274,446
Lehman Brothers Holdings                      196,307              12,526,350
Merrill Lynch & Co                            150,415              11,060,015
Morgan Stanley                                207,290              13,637,609
State Street                                   47,766               2,951,939
                                                              ---------------
Total                                                              54,558,448
-----------------------------------------------------------------------------

CHEMICALS (0.9%)
Dow Chemical                                  255,675               9,748,888
Eastman Chemical                               55,231               2,896,866
EI du Pont de Nemours & Co                     68,307               2,730,231
Lyondell Chemical                              82,551               2,144,675
RPM Intl                                       82,109               1,544,470
                                                              ---------------
Total                                                              19,065,130
-----------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
Commerce Bancorp                              116,357(o)            3,875,852
PNC Financial
  Services Group                               89,067               6,305,053
US Bancorp                                    429,783              13,783,141
Wachovia                                      222,082              12,132,340
Wells Fargo & Co                              604,154              20,994,351
                                                              ---------------
Total                                                              57,090,737
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                 37,264         $     2,308,132
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.9%)
Alcatel                                        24,906(b,c)            312,353
Cisco Systems                                 312,657(b)            6,875,327
Corning                                        31,862(b)              708,611
Lucent Technologies                         1,136,037(b)            2,646,966
Motorola                                      321,622               7,519,523
                                                              ---------------
Total                                                              18,062,780
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
EMC                                           264,437(b)            3,080,691
Hewlett-Packard                               353,770              12,933,831
Intl Business Machines                        159,242              12,893,825
                                                              ---------------
Total                                                              28,908,347
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
American Express                               97,536               5,124,541
Capital One Financial                         156,580              11,445,998
                                                              ---------------
Total                                                              16,570,539
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                  64,330               2,863,972
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.0%)
Bank of America                             1,041,214              53,591,284
Citigroup                                     963,253              47,536,536
JPMorgan Chase & Co                           526,110              24,022,183
                                                              ---------------
Total                                                             125,150,003
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T                                          255,453               7,952,252
BellSouth                                     532,708              21,691,870
Chunghwa Telecom ADR                          212,415(c)            3,676,904
Citizens Communications                       117,352               1,618,284
Embarq                                         57,666(b)            2,718,952
Verizon Communications                        710,355              24,990,288
Windstream                                    222,170               2,932,644
                                                              ---------------
Total                                                              65,581,194
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (1.7%)
Entergy                                       107,423               8,341,396
Exelon                                        201,340              12,277,713
FPL Group                                      42,593               1,893,259
PPL                                           100,514               3,514,975
Southern                                      254,024               8,705,402
                                                              ---------------
Total                                                              34,732,745
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                              260,106(b,c)          3,069,251
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Cameron Intl                                   54,787(b)            2,624,845
Halliburton                                   213,718               6,971,481
Natl Oilwell Varco                             21,596(b)            1,410,219
Schlumberger                                   50,294               3,083,022
TODCO                                          17,406(b)              644,544

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
Transocean                                     30,382(b)      $     2,027,999
Weatherford Intl                              137,962(b)            5,932,366
                                                              ---------------
Total                                                              22,694,476
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
CVS                                            96,141               3,225,531
Safeway                                       258,173               7,985,291
Wal-Mart Stores                               184,654               8,257,726
                                                              ---------------
Total                                                              19,468,548
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Cadbury Schweppes                             144,605(c)            1,539,001
Campbell Soup                                  72,757               2,733,480
General Mills                                 103,984               5,639,052
Hershey                                        27,578               1,488,109
Kellogg                                       159,472               8,085,231
Kraft Foods Cl A                               45,370(o)            1,538,497
                                                              ---------------
Total                                                              21,023,370
-----------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                          95,461               3,653,292
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Bausch & Lomb                                  29,418               1,424,125
Baxter Intl                                    71,436               3,170,330
Boston Scientific                             395,422(b)            6,896,160
                                                              ---------------
Total                                                              11,490,615
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.2%)
Aetna                                         134,416               5,009,684
Brookdale Senior Living                        16,407                 784,747
Cardinal Health                                97,535               6,575,810
CIGNA                                          58,814               6,650,099
Humana                                         32,309(b)            1,968,587
Omnicare                                       15,951                 722,740
UnitedHealth Group                             47,842               2,485,392
                                                              ---------------
Total                                                              24,197,059
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
Carnival Unit                                  17,580                 736,602
Marriott Intl Cl A                            113,951               4,291,395
McDonald's                                     98,402               3,532,632
Wyndham Worldwide                              16,698(b)              488,583
                                                              ---------------
Total                                                               9,049,212
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
DR Horton                                     115,369               2,530,042
Hovnanian Enterprises Cl A                     44,457(b)            1,177,666
                                                              ---------------
Total                                                               3,707,708
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.9%)
Colgate-Palmolive                              84,555               5,061,462
Procter & Gamble                              119,013               7,366,905
Spectrum Brands                               647,949(b)            5,157,674
                                                              ---------------
Total                                                              17,586,041
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

132   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
INDUSTRIAL CONGLOMERATES (1.6%)
3M                                             29,320         $     2,102,244
General Electric                              761,832              25,947,998
Tyco Intl                                     207,063(c)            5,414,697
                                                              ---------------
Total                                                              33,464,939
-----------------------------------------------------------------------------

INSURANCE (4.3%)
ACE                                           208,319(c)           11,220,061
AFLAC                                          61,957               2,792,402
Allied World Assurance
  Holdings                                     42,360(b,c)          1,632,978
American Intl Group                           619,160              39,514,791
Aon                                           123,090               4,255,221
Arch Capital Group                             23,698(b,c)          1,412,401
Aspen Insurance Holdings                      117,621(c)            2,908,767
  Chubb                                        77,841               3,904,505
Endurance Specialty
  Holdings                                     67,197(c)            2,168,447
Hartford Financial
  Services Group                              116,054               9,964,396
Max Re Capital                                115,322(c)            2,676,624
Prudential Financial                           39,017               2,864,238
XL Capital Cl A                                43,204(c)            2,835,911
                                                              ---------------
Total                                                              88,150,742
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media Holding -
  Interactive Cl A                            181,076(b,h)          3,451,309
-----------------------------------------------------------------------------

IT SERVICES (0.7%)
Affiliated Computer
  Services Cl A                                80,307(b)            4,122,961
Automatic Data Processing                     107,983               5,096,798
First Data                                     95,603               4,108,061
                                                              ---------------
Total                                                              13,327,820
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                         76,815               1,447,195
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                    31,526                 581,024
-----------------------------------------------------------------------------

MACHINERY (0.9%)
Caterpillar                                    95,209               6,317,118
Deere & Co                                     39,803               3,108,614
Flowserve                                      12,122(b)              619,919
Illinois Tool Works                            63,359               2,781,460
Ingersoll-Rand Cl A                            71,672(c)            2,724,969
ITT                                            39,277               1,922,609
                                                              ---------------
Total                                                              17,474,689
-----------------------------------------------------------------------------

MEDIA (4.4%)
Cablevision Systems Cl A                       27,268(n)              634,799
Clear Channel
  Communications                               46,082               1,338,221
Comcast Cl A                                  227,008(b)            7,945,280
Comcast Special Cl A                          407,930(b)           14,240,836
EchoStar
  Communications Cl A                          89,572(b)            2,843,911
Liberty Global Cl A                            95,918(b)            2,264,624
Liberty Global Series C                        97,165(b)            2,242,568
Liberty Media Holding -
  Capital Series A                             36,254(b,h)          3,129,808

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
MEDIA (CONT.)
News Corp Cl A                                600,406         $    11,425,726
NTL                                           510,123              13,513,158
Time Warner                                   617,690              10,266,008
Viacom Cl B                                   265,415(b)            9,634,565
Vivendi                                       153,107(c)            5,266,215
Walt Disney                                   208,063               6,169,068
                                                              ---------------
Total                                                              90,914,787
-----------------------------------------------------------------------------

METALS & MINING (0.1%)
Alcan                                          22,850(c)            1,030,992
Alcoa                                          55,820               1,595,894
                                                              ---------------
Total                                                               2,626,886
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Federated Department
  Stores                                      100,305               3,809,584
JC Penney                                      40,913               2,579,156
Nordstrom                                      18,542                 692,544
Target                                        190,563               9,221,343
                                                              ---------------
Total                                                              16,302,627
-----------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                            150,927              12,057,558
Xcel Energy                                   148,518               3,089,174
                                                              ---------------
Total                                                              15,146,732
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.3%)
Anadarko Petroleum                             86,550               4,060,061
BP ADR                                         44,019(c)            2,995,493
Chesapeake Energy                              45,683               1,442,212
Chevron                                       394,981              25,436,776
ConocoPhillips                                425,404              26,983,376
Devon Energy                                   92,600               5,786,574
Exxon Mobil                                   820,196              55,502,662
Newfield Exploration                           83,248(b)            3,599,644
Royal Dutch Shell ADR                          65,394(c)            4,508,262
                                                              ---------------
Total                                                             130,315,060
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Bowater                                       149,260               3,392,680
Intl Paper                                    133,627               4,646,211
Weyerhaeuser                                   92,964               5,763,768
                                                              ---------------
Total                                                              13,802,659
-----------------------------------------------------------------------------

PHARMACEUTICALS (3.3%)
Bristol-Myers Squibb                          441,161               9,595,252
GlaxoSmithKline ADR                            47,467(c)            2,695,176
Merck & Co                                    206,787               8,385,213
Novartis ADR                                   81,936(c)            4,680,184
Pfizer                                      1,115,407              30,740,617
Schering-Plough                               356,238               7,463,186
Watson Pharmaceuticals                         77,386(b)            1,984,177
Wyeth                                          47,188               2,298,056
                                                              ---------------
Total                                                              67,841,861
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Apartment Investment &
  Management Cl A                              50,000               2,562,000
Equity Office Properties Trust                134,438               4,986,305
HomeBanc                                       88,607                 593,667
                                                              ---------------
Total                                                               8,141,972
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Advanced Micro Devices                        132,768(b)      $     3,317,872
Agere Systems                                  86,791(b)            1,322,695
Credence Systems                               96,088(b)              243,103
Cypress Semiconductor                         227,829(b)            3,563,246
Elpida Memory                                  25,900(b,c)          1,145,081
Freescale
  Semiconductor Cl A                          147,420(b)            4,525,794
Freescale
  Semiconductor Cl B                           35,092(b)            1,084,694
Infineon Technologies                          57,495(b,c)            675,396
Infineon Technologies ADR                     145,933(b,c)          1,726,387
Integrated Device
  Technology                                  261,519(b)            4,505,972
Intel                                         266,363               5,204,733
Texas Instruments                              90,058               2,934,990
                                                              ---------------
Total                                                              30,249,963
-----------------------------------------------------------------------------

SOFTWARE (1.5%)
Cadence Design Systems                        355,611(b)            5,842,689
Compuware                                     362,348(b)            2,753,845
McAfee                                         29,038(b)              660,905
Microsoft                                     494,196              12,695,894
Oracle                                        163,849(b)            2,564,237
Symantec                                      258,418(b)            4,816,912
TIBCO Software                                278,971(b)            2,192,712
                                                              ---------------
Total                                                              31,527,194
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.2%)
Gap                                            76,881               1,292,370
Home Depot                                     80,861               2,772,723
                                                              ---------------
Total                                                               4,065,093
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Countrywide Financial                         460,149              15,553,037
Fannie Mae                                    219,246              11,543,302
Freddie Mac                                   165,044              10,496,798
Washington Mutual                              62,478               2,617,203
                                                              ---------------
Total                                                              40,210,340
-----------------------------------------------------------------------------

TOBACCO (1.4%)
Altria Group                                  342,843              28,637,676
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
ALLTEL                                        214,852              11,647,127
Sprint Nextel                                 965,492              16,336,125
Vodafone Group ADR                            206,861(c)            4,497,158
                                                              ---------------
Total                                                              32,480,410
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,112,538,953)                                        $ 1,307,108,425
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (--%)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
Ion Media Networks
  14.25% Pay-in-kind                               --(e)      $         1,467
Mexico Value Recovery Series E
  Rights                                    2,000,000(b,c)             53,000
-----------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $413)                                                  $        54,467
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   133

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (36.3%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
SOVEREIGN (0.1%)
United Mexican States
    09-27-34                    6.75%    $  1,100,000(c)      $     1,167,100
-----------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (8.7%)
Federal Farm Credit Bank
    10-10-08                    4.25        3,480,000               3,425,726
Federal Home Loan Bank
    01-18-08                    4.63        8,030,000               7,975,958
    02-08-08                    4.63          745,000                 739,928
    02-13-08                    5.25        5,645,000               5,655,223
Federal Home Loan Mtge Corp
    06-15-08                    3.88       19,790,000              19,381,930
    10-15-08                    5.13        2,645,000               2,648,655
    03-15-09                    5.75        2,700,000               2,745,679
    07-15-09                    4.25          800,000                 783,308
    07-12-10                    4.13       12,746,000              12,343,647
Federal Natl Mtge Assn
    01-15-08                    4.63       16,455,000              16,347,226
    10-15-08                    4.50       14,610,000              14,445,082
U.S. Treasury
    05-31-08                    4.88        8,870,000               8,875,544
    08-15-09                    4.88       14,765,000              14,831,900
    07-31-11                    4.88        1,735,000               1,747,877
    08-15-23                    6.25       32,723,000(n)           37,521,534
    02-15-26                    6.00       11,495,000              12,983,062
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38       12,805,700(r)           12,800,993
                                                              ---------------
Total                                                             175,253,272
-----------------------------------------------------------------------------

ASSET-BACKED (1.0%)
Capital Auto Receivables Asset Trust
  Series 2004-1 Cl CTFS
    09-15-10                    2.84        1,000,000                 977,188
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                    5.44        2,325,000(d)            2,325,000
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl D
    04-20-11                    6.33          625,000(d)              626,221
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
    03-10-10                    3.10        2,450,000               2,375,005
College Loan Corporation Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2006-1 Cl AIO
    07-25-08                    5.62        3,925,000(k)              710,026
Countrywide Asset-backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92        1,365,000               1,320,217
Countrywide Asset-backed Ctfs
  Series 2006-4 Cl 1A1M
    07-25-36                    5.58        1,091,467(m)            1,092,591
Dunkin Securitization
  Series 2006-1 Cl A2 (AMBAC)
    06-20-31                    5.78        1,475,000(d,g)          1,492,100

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (CONT.)
Ford Credit Floorplan Master Owner Trust
  Series 2006-3 Cl A
    06-15-11                    5.51%    $  2,500,000(m)      $     2,506,640
Hertz Vehicle Financing LLC
  Series 2004-1A Cl A3 (MBIA)
    05-25-09                    2.85          600,000(d,g)            579,531
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    8.56          450,000(d,m)            451,224
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    7.23          400,000(d,m)            400,457
Natl Collegiate Student Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2006-2 Cl AIO
    08-25-11                    5.89        2,325,000(k)              589,176
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49          925,000                 910,987
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57        1,220,000               1,215,828
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    5.46        2,595,000(m)            2,594,594
                                                              ---------------
Total                                                              20,166,785
-----------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.6%)(f)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    5.04        1,250,000               1,235,074
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                    4.93        2,575,000               2,477,227
Banc of America Commercial Mtge
  Series 2005-4 Cl ASB
    07-10-45                    4.87        1,000,000                 972,295
Banc of America Commercial Mtge
  Series 2006-2 Cl AAB
    05-10-45                    5.91        1,350,000               1,379,340
Banc of America Commercial Mtge
  Series 2006-4 Cl AAB
    07-10-15                    5.60        1,350,000               1,356,823
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-09-21                    5.75          900,000(d,m)            903,841
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-09-21                    5.81        1,000,000(d,m)          1,003,471
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-09-21                    5.90          700,000(d,m)            701,319
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                    4.00        2,904,146               2,798,987

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41%    $  2,100,000         $     2,091,185
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.30          800,000                 770,440
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68        3,025,000               3,075,278
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15        2,116,655(d)            2,074,104
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.40          775,000                 770,316
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    5.72          600,000(d,m)            603,337
Credit Suisse Mtge Capital Ctfs
  Series 2006-C2 Cl A3
    03-15-39                    5.85        1,350,000               1,373,806
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                    5.10        5,175,000               5,043,003
Federal Natl Mtge Assn #745629
    01-01-18                    5.08          873,756                 855,014
Federal Natl Mtge Assn
  Series 2002-M2 Cl C
    08-25-12                    4.72          320,000                 310,861
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12        2,050,000               1,979,050
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77        2,650,000(d)            2,596,385
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88          775,000                 762,410
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl A4
    07-10-38                    6.11        3,925,000               4,071,329
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl AAB
    07-10-38                    6.11        1,350,000               1,394,571
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96        1,500,000               1,479,522
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37        1,524,587               1,494,718
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26        2,825,000               2,804,637
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13        1,533,337               1,478,317

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

134   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97%    $  1,052,107         $     1,018,401
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A2
    03-12-39                    4.77        1,675,000               1,620,808
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18        1,000,000                 970,147
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33        2,257,973               2,216,878
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.34        2,125,000               2,097,323
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl A4
    04-15-43                    5.48        1,150,000               1,148,713
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                    5.49        1,800,000               1,803,214
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                    5.39        2,500,000               2,512,109
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
    09-15-31                    4.85        1,000,000                 976,615
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97        1,250,000               1,171,925
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20        2,000,000               1,938,680
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl AAB
    09-15-30                    4.93        1,975,000               1,927,324
LB-UBS Commercial Mtge Trust
  Series 2006-C4 Cl AAB
    06-15-32                    6.07        1,075,000               1,108,852
Merrill Lynch Mtge Trust
  Series 2006-C1 Cl A4
    05-12-39                    5.84        3,075,000               3,135,442
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27        1,413,701               1,353,808
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34        1,175,000               1,145,683
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59        1,250,000               1,205,475
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23        1,550,000               1,523,091
Morgan Stanley Capital I
  Series 2005-T19 Cl AAB
    06-12-47                    4.85        2,425,000               2,359,662

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
  Series 2006-T23 Cl AAB
    08-12-41                    5.97%    $    850,000         $       873,574
Morgan Stanley Capital I
  Series 2006-XLF Cl A2
    07-15-19                    5.53        1,600,000(d,m)          1,600,000
Morgan Stanley Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98        3,225,000               3,320,400
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67        1,472,990               1,410,952
Wachovia Bank Commercial Mtge Trust
  Series 2003-C4 Cl A2
    04-15-35                    4.57        2,600,000               2,523,514
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09        1,250,000               1,236,465
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58        1,100,000               1,110,884
Wachovia Bank Commercial Mtge Trust
  Series 2006-C25 Cl APB2
    05-15-43                    5.95        1,100,000               1,124,914
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl A3
    07-15-45                    5.77          725,000                 724,572
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl APB
    07-15-45                    5.73        1,250,000               1,250,150
                                                              ---------------
Total                                                              94,266,235
-----------------------------------------------------------------------------

MORTGAGE-BACKED (15.7%)(f,q)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.73        2,510,455(i)            2,513,311
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.98        2,837,831(i)            2,877,079
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.93        1,982,635(i)            2,000,657
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00        1,599,379               1,586,376
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75        1,145,441               1,102,846
ChaseFlex Trust
  Collateralized Mtge Obligation
  Series 2005-2 Cl 2A2
    06-25-35                    6.50        2,462,011               2,489,709

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75%    $  1,189,271         $     1,145,045
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50        1,764,946               1,761,507
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50        1,783,305               1,779,836
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50        3,097,911               3,098,423
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50        1,706,707               1,769,753
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50        1,142,535               1,139,411
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-22R Cl 1A2
    05-25-36                    6.00        2,500,000               2,530,136
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00        3,044,627               3,035,359
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00        2,131,951(d)            2,196,454
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.40        1,766,195(i)            1,763,599
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00        2,862,741               2,920,824
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38       18,239,948(k)              239,399
Federal Home Loan Mtge Corp
    09-01-36                    6.00        7,500,000(j)            7,509,374
    09-01-36                    6.50        9,000,000(j)            9,140,624
Federal Home Loan Mtge Corp #A27373
    10-01-34                    6.50          655,447                 666,433
Federal Home Loan Mtge Corp #A28602
    11-01-34                    6.50        1,192,811               1,212,804

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   135

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #B11835
    01-01-19                    5.50%    $    567,400            $    566,066
Federal Home Loan Mtge Corp #C53878
    12-01-30                    5.50        2,552,037               2,520,225
Federal Home Loan Mtge Corp #C65869
    04-01-32                    6.00        1,523,909               1,532,703
Federal Home Loan Mtge Corp #C66871
    05-01-32                    6.50        4,097,381               4,184,760
Federal Home Loan Mtge Corp #C71514
    07-01-32                    6.50          184,348                 187,840
Federal Home Loan Mtge Corp #C77689
    03-01-33                    6.50          386,252                 395,095
Federal Home Loan Mtge Corp #C90598
    10-01-22                    6.50          485,791                 496,971
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00        2,667,643               2,695,464
Federal Home Loan Mtge Corp #D32310
    11-01-22                    8.00           21,009                  22,010
Federal Home Loan Mtge Corp #D55755
    08-01-24                    8.00           70,148                  74,057
Federal Home Loan Mtge Corp #D96300
    10-01-23                    5.50          377,494                 374,667
Federal Home Loan Mtge Corp #D96348
    10-01-23                    5.50        5,785,002               5,741,670
Federal Home Loan Mtge Corp #E01127
    02-01-17                    6.50          352,731                 359,019
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50        1,556,300               1,553,606
Federal Home Loan Mtge Corp #E81009
    07-01-15                    7.50          140,732                 146,749
Federal Home Loan Mtge Corp #E89496
    04-01-17                    6.00        3,235,636               3,270,504
Federal Home Loan Mtge Corp #E97591
    06-01-18                    5.50          349,091                 348,527
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00        3,675,911               3,608,974
Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00        1,846,032               1,811,973
Federal Home Loan Mtge Corp #G01410
    04-01-32                    7.00          587,428                 604,626
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00        2,321,424               2,339,056
Federal Home Loan Mtge Corp #G12101
    11-01-18                    5.00          181,178                 177,813
Federal Home Loan Mtge Corp #G30216
    04-01-22                    6.50        4,575,844               4,684,277
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2590 Cl BI
    02-15-14                   17.16          501,482(k)               24,975
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2718 Cl IA
    10-15-22                   14.56        2,226,456(k)              101,233

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2795 Cl IY
    07-15-17                    7.51%    $  2,163,822(k)         $    244,081
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2576 Cl KJ
    02-15-33                    5.50        2,066,366               2,074,104
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2641 Cl KC
    01-15-18                    6.50        1,131,920               1,164,727
Federal Natl Mtge Assn
    09-01-21                    5.50        1,250,000(j)            1,245,313
    09-01-21                    6.00        6,750,000(j)            6,823,831
    09-01-36                    5.50        6,000,000(j)            5,887,499
    09-01-36                    6.00        3,500,000(j)            3,503,283
    09-01-36                    6.50       21,700,000(j)           22,025,499
Federal Natl Mtge Assn #190899
    04-01-23                    8.50          217,498                 229,241
Federal Natl Mtge Assn #190944
    05-01-24                    6.00          860,127                 865,047
Federal Natl Mtge Assn #190988
    06-01-24                    9.00          132,398                 140,995
Federal Natl Mtge Assn #250322
    08-01-25                    7.50           18,307                  19,015
Federal Natl Mtge Assn #250384
    11-01-25                    7.50          212,057                 220,257
Federal Natl Mtge Assn #250495
    03-01-26                    7.00          288,335                 297,478
Federal Natl Mtge Assn #252381
    04-01-14                    5.50        4,221,391               4,219,213
Federal Natl Mtge Assn #254259
    04-01-17                    5.50          694,184                 693,323
Federal Natl Mtge Assn #254494
    08-01-22                    7.00          264,665                 273,301
Federal Natl Mtge Assn #254675
    01-01-23                    6.50          371,359                 379,685
Federal Natl Mtge Assn #254708
    02-01-23                    7.00          122,989                 127,003
Federal Natl Mtge Assn #254916
    09-01-23                    5.50        2,622,910               2,601,189
Federal Natl Mtge Assn #304279
    02-01-25                    8.50          111,153                 119,410
Federal Natl Mtge Assn #309341
    05-01-25                    8.50           27,535                  29,580
Federal Natl Mtge Assn #313049
    08-01-11                    8.50          265,457                 271,320
Federal Natl Mtge Assn #323606
    03-01-29                    6.50           59,073                  60,313
Federal Natl Mtge Assn #433310
    08-01-28                    6.50          624,998                 638,123
Federal Natl Mtge Assn #440730
    12-01-28                    6.00          230,350                 232,369
Federal Natl Mtge Assn #505122
    07-01-29                    7.00          892,932                 920,180

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #50553
    04-01-22                    8.00%    $    107,336            $    113,498
Federal Natl Mtge Assn #510587
    08-01-29                    7.00          254,559                 262,327
Federal Natl Mtge Assn #540041
    02-01-29                    7.00          659,369                 680,277
Federal Natl Mtge Assn #545489
    03-01-32                    6.50          237,767                 242,296
Federal Natl Mtge Assn #545684
    05-01-32                    7.50          180,817                 187,175
Federal Natl Mtge Assn #545885
    08-01-32                    6.50          329,517                 336,210
Federal Natl Mtge Assn #555375
    04-01-33                    6.00        4,477,159               4,507,231
Federal Natl Mtge Assn #555376
    04-01-18                    4.50        1,021,319                 983,837
Federal Natl Mtge Assn #555458
    05-01-33                    5.50        1,782,047               1,754,763
Federal Natl Mtge Assn #555734
    07-01-23                    5.00        1,753,369               1,701,924
Federal Natl Mtge Assn #555740
    08-01-18                    4.50        2,729,811               2,633,948
Federal Natl Mtge Assn #615135
    11-01-16                    6.00          171,595                 173,680
Federal Natl Mtge Assn #642346
    05-01-32                    7.00        1,056,285               1,086,465
Federal Natl Mtge Assn #643381
    06-01-17                    6.00          178,627                 180,738
Federal Natl Mtge Assn #645277
    05-01-32                    7.00          143,846                 147,956
Federal Natl Mtge Assn #645569
    06-01-32                    7.00          881,592                 906,780
Federal Natl Mtge Assn #646446
    06-01-17                    6.50          195,389                 198,895
Federal Natl Mtge Assn #650105
    08-01-17                    6.50          911,139                 927,486
Federal Natl Mtge Assn #662197
    09-01-32                    6.50          375,087                 381,968
Federal Natl Mtge Assn #667604
    10-01-32                    5.50          423,944                 417,552
Federal Natl Mtge Assn #670387
    08-01-32                    7.00          291,951                 300,667
Federal Natl Mtge Assn #670711
    10-01-32                    7.00          372,641                 383,288
Federal Natl Mtge Assn #673179
    02-01-18                    6.00          426,689                 431,731
Federal Natl Mtge Assn #676511
    12-01-32                    7.00          289,719                 297,996
Federal Natl Mtge Assn #678397
    12-01-32                    7.00        1,152,878               1,185,818
Federal Natl Mtge Assn #684601
    03-01-33                    6.00        3,439,516               3,465,233
Federal Natl Mtge Assn #687736
    02-01-33                    5.50        1,240,166               1,220,995
Federal Natl Mtge Assn #687887
    03-01-33                    5.50        1,833,769               1,808,290

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

136   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #688002
    03-01-33                    5.50%    $  2,000,702             $ 1,973,206
Federal Natl Mtge Assn #688034
    03-01-33                    5.50        1,756,849               1,732,754
Federal Natl Mtge Assn #689093
    07-01-28                    5.50          955,548                 942,976
Federal Natl Mtge Assn #694546
    03-01-33                    5.50          872,408                 858,921
Federal Natl Mtge Assn #694795
    04-01-33                    5.50        3,687,538               3,636,708
Federal Natl Mtge Assn #701937
    04-01-33                    6.00        2,000,602               2,007,756
Federal Natl Mtge Assn #703726
    02-01-33                    5.00        2,964,976               2,850,224
Federal Natl Mtge Assn #703818
    05-01-33                    6.00        1,811,816               1,820,882
Federal Natl Mtge Assn #709901
    06-01-18                    5.00        1,828,599               1,796,400
Federal Natl Mtge Assn #710823
    05-01-33                    5.50        2,105,952               2,077,275
Federal Natl Mtge Assn #720006
    07-01-33                    5.50        2,201,103               2,167,077
Federal Natl Mtge Assn #720070
    07-01-23                    5.50        2,584,703               2,563,298
Federal Natl Mtge Assn #720378
    06-01-18                    4.50        2,565,043               2,470,906
Federal Natl Mtge Assn #725232
    03-01-34                    5.00        6,735,704               6,477,932
Federal Natl Mtge Assn #725284
    11-01-18                    7.00          216,227                 220,914
Federal Natl Mtge Assn #725425
    04-01-34                    5.50        7,071,245               6,962,787
Federal Natl Mtge Assn #725431
    08-01-15                    5.50          141,870                 141,979
Federal Natl Mtge Assn #725684
    05-01-18                    6.00        3,167,859               3,209,685
Federal Natl Mtge Assn #725737
    08-01-34                    4.53        5,400,371(i)            5,353,010
Federal Natl Mtge Assn #725773
    09-01-34                    5.50        7,887,536               7,757,737
Federal Natl Mtge Assn #726940
    08-01-23                    5.50          332,683                 327,986
Federal Natl Mtge Assn #730231
    08-01-23                    5.50        2,374,106               2,354,445
Federal Natl Mtge Assn #735057
    01-01-19                    4.50        2,281,930               2,198,183
Federal Natl Mtge Assn #737330
    09-01-18                    5.50        1,692,083               1,689,870
Federal Natl Mtge Assn #737374
    09-01-18                    5.50        2,243,500               2,240,537
Federal Natl Mtge Assn #747642
    11-01-28                    5.50          390,084                 384,952
Federal Natl Mtge Assn #747784
    10-01-18                    4.50          780,380                 751,740
Federal Natl Mtge Assn #753074
    12-01-28                    5.50        1,892,969               1,868,064

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #753206
    01-01-34                    6.00%    $  1,461,054            $  1,466,279
Federal Natl Mtge Assn #755056
    12-01-23                    5.50        1,954,564               1,938,378
Federal Natl Mtge Assn #755598
    11-01-28                    5.00          639,234                 614,494
Federal Natl Mtge Assn #761031
    01-01-34                    5.00          496,456                 476,914
Federal Natl Mtge Assn #765760
    02-01-19                    5.00        4,008,440               3,936,219
Federal Natl Mtge Assn #766641
    03-01-34                    5.00        2,169,901               2,084,035
Federal Natl Mtge Assn #768117
    08-01-34                    5.43          953,165(i)              937,235
Federal Natl Mtge Assn #815264
    05-01-35                    5.25        3,521,764(i)            3,496,852
Federal Natl Mtge Assn #845070
    12-01-35                    5.10        1,944,381(i)            1,930,658
Federal Natl Mtge Assn #872916
    06-01-36                    6.50        4,040,479(i)            4,102,180
Federal Natl Mtge Assn #886054
    07-01-36                    7.00        2,778,924(i)            2,853,116
Federal Natl Mtge Assn #886461
    08-01-36                    6.20        2,090,266(i)            2,111,817
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-24 Cl PI
    12-25-12                   20.00          335,550(k)               10,401
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-71 Cl IM
    12-25-31                   10.63        1,839,779(k)              342,307
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2004-84 Cl GI
    12-25-22                    9.25          886,403(k)              133,727
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 367 Cl 2
    01-25-36                    9.07        4,315,038(k)            1,090,323
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-133 Cl GB
    12-25-26                    8.00          808,109                 858,445
Govt Natl Mtge Assn #604708
    10-15-33                    5.50        1,865,916               1,850,162
Govt Natl Mtge Assn #619592
    09-15-33                    5.00        2,492,014               2,415,947
Govt Natl Mtge Assn #780394
    12-15-08                    7.00          562,690                 567,910

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                   16.24%    $    144,994(k)         $     16,170
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    5.67        3,011,019(i)            3,014,004
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 2A1B
    07-19-46                    5.56        1,379,610(i)            1,379,365
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50       41,921,352(k)              425,764
IndyMac Index Nim
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl N1
    06-25-46                    6.65          921,470(d)              921,470
Lehman XS Net Interest Margin Nts
  Collateralized Mtge Obligation
  Series 2006-2N Cl A1
    02-27-46                    7.00          481,052(d)              481,352
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00        1,801,978               1,751,302
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00        2,081,243               2,055,894
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00        3,972,186               3,845,116
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00        1,887,865               1,828,681
Rali NIM
  Collateralized Mtge Obligation
  Series 2006-QO4 Cl N1
    04-25-46                    6.05         670,313(d)               669,894
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QS3 Cl 1A10
    03-25-36                    6.00        1,883,042               1,901,750
Sequoia Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl A2
    02-25-36                    6.17        2,710,639               2,741,053
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50        3,742,154               3,645,223

See accompanying notes to investments in securities.


------------------------------------------------------------------------------
RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   137

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
TBW Mtge Backed Pass Through Ctfs
  Collateralized Mtge Obligation
  Series 2006-2 Cl 6A1
    07-25-36                    7.00%    $  2,816,261            $  2,891,130
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Ctfs
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.10       14,987,802(k)              151,634
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.06        2,400,000(i)            2,350,564
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50          197,656                 187,397
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR14 Cl 2A1
    12-25-35                    5.30        1,433,326(i)            1,418,826
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.51        1,199,720(i)            1,200,246
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00        4,056,120               3,826,341
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50        3,519,230               3,431,249
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl 5A1
    03-25-36                    5.11        3,004,211(i,j)          2,963,484
                                                                 ------------
Total                                                             319,679,734
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
    02-01-16                    6.63          280,000                 272,300
L-3 Communications
    06-15-12                    7.63          165,000                 168,300
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38          235,000                 226,188
                                                                 ------------
Total                                                                 666,788
-----------------------------------------------------------------------------

AUTOMOTIVE (--%)
GMAC LLC
    09-15-11                    6.88          205,000                 201,900
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
BANKING (0.6%)
Banknorth Group
  Sr Nts
    05-01-08                    3.75%    $  3,385,000            $  3,300,307
Landsbanki Islands
    08-25-11                    6.10        2,300,000(c,d)          2,304,520
Popular North America
  Sr Nts
    10-01-08                    3.88        5,285,000               5,116,334
Wells Fargo Bank
  Sub Nts
    08-26-36                    5.95        2,035,000               2,049,225
                                                                 ------------
Total                                                              12,770,386
-----------------------------------------------------------------------------

BROKERAGE (--%)
LaBranche & Co
  Sr Nts
    05-15-12                   11.00          250,000                 268,125
-----------------------------------------------------------------------------

CHEMICALS (--%)
Airgas
    10-01-11                    9.13          225,000                 234,844
Georgia Gulf
  Sr Nts
    12-15-13                    7.13           45,000                  42,525
                                                                 ------------
Total                                                                 277,369
-----------------------------------------------------------------------------

ELECTRIC (1.2%)
Aquila Canada Finance
    06-15-11                    7.75          335,000(c)              350,913
Arizona Public Service
    05-15-15                    4.65        3,435,000               3,119,618
CMS Energy
  Sr Nts
    01-15-09                    7.50          450,000                 462,375
Commonwealth Edison
  1st Mtge
    04-15-15                    4.70          445,000                 411,856
    08-15-16                    5.95          590,000                 593,006
Consumers Energy
  1st Mtge
    02-15-12                    5.00          553,000                 536,266
    02-15-17                    5.15          540,000(n)              510,203
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80        2,075,000               2,041,727
Dynegy Holdings
    05-15-18                    7.13           30,000                  26,475
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38          110,000(d)              108,350
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50          190,000(d)              190,000
Exelon
    06-15-10                    4.45        2,995,000               2,886,610
Florida Power
  1st Mtge
    07-15-11                    6.65          575,000                 604,480

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
IPALCO Enterprises
  Secured
    11-14-08                    8.38%    $    375,000            $    387,188
    11-14-11                    8.63          595,000                 638,138
Midwest Generation LLC
  Series B
    01-02-16                    8.56           45,079                  47,897
Northern States Power
  Sr Nts
    08-01-09                    6.88        1,455,000               1,507,585
NRG Energy
    02-01-14                    7.25          245,000                 241,938
Ohio Edison
    06-15-09                    5.65        2,015,000(d)            2,016,511
Ohio Edison
  Sr Nts
    05-01-15                    5.45          425,000                 414,083
PacifiCorp
  1st Mtge
    06-15-35                    5.25          740,000                 671,053
PSI Energy
    10-15-35                    6.12        2,570,000               2,522,547
Sierra Pacific Power
    05-15-16                    6.00          945,000(d)              937,993
Southern California Edison
  1st Mtge
    04-01-35                    5.75          525,000                 510,070
Virginia Electric & Power
  Sr Nts Series A
    03-01-13                    4.75        1,700,000               1,618,653
Xcel Energy
  Sr Nts
    07-01-08                    3.40          710,000                 684,731
                                                                 ------------
Total                                                              24,040,266
------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
    07-01-15                    9.30        1,346,903(l)            1,400,779
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Cadbury Schweppes US Finance LLC
    10-01-08                    3.88        1,750,000(d)            1,696,035
    10-01-13                    5.13        1,505,000(d)            1,450,609
Cott Beverages USA
    12-15-11                    8.00          460,000                 465,750
Kraft Foods
    06-01-12                    6.25          730,000                 756,184
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63        4,580,000               4,607,160
                                                                 ------------
Total                                                               8,975,738
-----------------------------------------------------------------------------

GAMING (--%)
MGM MIRAGE
    10-01-09                    6.00          265,000                 258,044
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88          115,000                 104,650

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

138   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
GAMING (CONT.)
Mohegan Tribal Gaming Authority
    02-17-15                    6.88%    $     95,000            $     90,725
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13          165,000                 157,369
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00          310,000                 319,687
Pokagon Gaming Authority
  Sr Nts
    06-15-14                    10.38          60,000(d)               63,450
                                                                 ------------
Total                                                                 993,925
-----------------------------------------------------------------------------

GAS PIPELINES (0.2%)
ANR Pipeline
    03-15-10                    8.88          440,000                 461,581
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95          160,000                 150,508
    11-15-15                    6.80          290,000                 287,409
Southern Natural Gas
    03-15-10                    8.88          290,000                 304,224
Southern Star Central
    03-01-16                    6.75          315,000(d)              309,094
Southern Star Central Gas Pipeline
    06-01-16                    6.00        1,460,000(d)            1,461,825
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00          400,000                 408,500
Transcontinental Gas Pipe Line
  Sr Nts
    04-15-16                    6.40          232,000(d)              225,910
Williams Companies
  Sr Nts
    07-15-19                    7.63          638,000                 647,570
                                                                 ------------
Total                                                               4,256,621
-----------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health
    07-15-08                    6.25          400,000                 405,036
    06-15-15                    4.00        2,750,000               2,421,787
    12-15-17                    5.85          550,000                 546,361
Omnicare
  Sr Sub Nts
    12-15-13                    6.75          345,000                 331,200
    12-15-15                    6.88          170,000                 162,563
Triad Hospitals
  Sr Nts
    05-15-12                    7.00          225,000                 221,063
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00          250,000                 238,750
                                                                 ------------
Total                                                               4,326,760
-----------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.3%)
UnitedHealth Group
  Sr Unsecured
    03-15-11                    5.25        6,280,000               6,244,989
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
INDEPENDENT ENERGY (0.3%)
Devon Financing
    09-30-11                    6.88%    $  2,260,000            $  2,396,701
EXCO Resources
    01-15-11                    7.25          370,000                 359,825
Pioneer Natural Resources
    05-01-18                    6.88          715,000                 705,991
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88          410,000                 382,450
Range Resources
    03-15-15                    6.38          110,000                 105,050
Stone Energy
  Sr Nts
    07-15-10                    8.24          225,000(d,m)            222,750
XTO Energy
    01-31-15                    5.00          720,000                 682,083
XTO Energy
  Sr Unsecured
    06-30-15                    5.30        1,780,000               1,719,087
                                                                 ------------
Total                                                               6,573,937
-----------------------------------------------------------------------------

INTEGRATED ENERGY (--%)
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50           35,000                  35,350
-----------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Prudential Financial
    09-20-14                    5.10        1,590,000               1,536,794
-----------------------------------------------------------------------------

LODGING (--%)
ITT
    11-15-15                    7.38          185,000                 197,025
-----------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Comcast
    06-15-16                    4.95        2,450,000               2,259,718
Videotron Ltee
    01-15-14                    6.88          340,000(c)              333,625
                                                                 ------------
Total                                                               2,593,343
-----------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
Dex Media East LLC/Finance
    11-15-09                    9.88           75,000                  79,125
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50          145,000                 148,625
Gray Television
    12-15-11                    9.25          325,000                 338,000
Lamar Media
    01-01-13                    7.25          107,000                 106,198
    08-15-15                    6.63          233,000                 218,438
News America
    12-15-35                    6.40        2,390,000               2,290,224
Radio One
  Series B
    07-01-11                    8.88          350,000                 355,250
Sun Media
    02-15-13                    7.63          240,000(c)              243,600
                                                                 ------------
Total                                                               3,779,460
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
OIL FIELD SERVICES (--%)
Pride Intl
  Sr Nts
    07-15-14                    7.38%    $    225,000            $    228,938
-----------------------------------------------------------------------------

PAPER (--%)
Boise Cascade LLC
    10-15-14                    7.13           15,000                  13,950
Georgia-Pacific
    06-15-15                    7.70           95,000                  94,169
                                                                 ------------
Total                                                                 108,119
-----------------------------------------------------------------------------

PROPERTY & CASUALTY (--%)
Willis North America
    07-15-15                    5.63          385,000                 364,280
-----------------------------------------------------------------------------

RETAILERS (0.5%)
CVS
    09-15-09                    4.00        3,760,000               3,616,439
    09-15-14                    4.88        1,175,000               1,109,627
CVS
  Sr Unsecured
    08-15-11                    5.75        1,075,000               1,084,600
May Department Stores
    07-15-09                    4.80        3,635,000               3,572,954
    07-15-34                    6.70          650,000                 650,744
United Auto Group
    03-15-12                    9.63          190,000                 199,975
                                                                 ------------
Total                                                              10,234,339
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Avis Budget Car Rental LLC/Finance
  Sr Nts
    05-15-14                    7.63           40,000(d)               38,000
Erac USA Finance
    11-15-15                    5.90          105,000(d)              104,583
    11-01-16                    6.20        1,525,000(d)            1,549,516
FedEx
    08-15-09                    5.50        2,015,000               2,025,345
                                                                 ------------
Total                                                               3,717,444
-----------------------------------------------------------------------------

WIRELESS (0.4%)
American Tower
  Sr Nts
    10-15-12                    7.13           65,000                  65,813
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95        8,705,000               8,463,131
Rogers Wireless
  Secured
    03-01-14                    6.38          210,000(c)              205,800
Windstream
  Sr Nts
    08-01-16                    8.63          280,000(d)              296,100
                                                                 ------------
Total                                                               9,030,844
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   139

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
    10-01-15
BellSouth
  Sr Unsecured
    11-15-12                    4.75%    $  1,730,000            $  1,638,815
Qwest
    03-15-12                    8.88          330,000                 357,225
Qwest
  Sr Nts
    10-01-14                    7.50          235,000(d)              239,406
Sprint Capital
    03-15-32                    8.75          965,000               1,170,128
Telecom Italia Capital
    10-01-15                    5.25        6,330,000(c)            5,916,854

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------


ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
WIRELINES (CONT.)
TELUS
    06-01-11                    8.00%    $  8,047,500(c)         $  8,849,675
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75           60,000                  63,300
Verizon Pennsylvania
  Series A
    11-15-11                    5.65       10,965,000              10,922,675
                                                                 ------------
Total                                                              29,158,078
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $747,480,281)                                             $742,514,723
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.8%)(p)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Bear Stearns Companies
    09-12-06                    5.27%    $ 10,000,000          $    9,982,467
Ebury Finance LLC
    09-14-06                    5.31       10,000,000               9,979,389
Park Granada LLC
    09-01-06                    5.30        1,500,000(s)            1,499,779
Park Sienna LLC
    09-01-06                    5.30       25,000,000(s)           24,996,319
Solitaire Funding LLC
    09-18-06                    5.27       10,000,000(s)            9,973,700
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $56,439,950)                                            $   56,431,654
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,916,459,597)(t)                                      $2,106,109,269
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $32,840,812 or 1.6% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA  -- MBIA Insurance Corporation

(h) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(j) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $58,925,428.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2006.

(l) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

                                              ACQUISITION
      SECURITY                                   DATES                   COST
      ------------------------------------------------------------------------
      United Artists Theatre Circuit
               9.30% 2015                12-08-95 thru 08-12-96    $1,322,773

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.


------------------------------------------------------------------------------

140   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Balanced Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(n) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       TYPE OF SECURITY                                       NOTIONAL AMOUNT
       -----------------------------------------------------------------------
       PURCHASE CONTRACTS
       U.S. Long Bond, Dec. 2006, 20-year                        $  6,000,000
       U.S. Treasury Note, Dec. 2006, 5-year                          900,000
       U.S. Treasury Note, Dec. 2006, 10-year                      33,100,000

       SALE CONTRACTS
       U.S. Treasury Note, Dec. 2006, 2-year                       20,800,000

(o) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 6 to the financial statements. 2.6% of net assets is the Fund's cash equivalent position.

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2006:

      SECURITY                  PRINCIPAL     SETTLEMENT     PROCEEDS
                                 AMOUNT         DATE        RECEIVABLE       VALUE
      ------------------------------------------------------------------------------
      Federal Natl Mtge Assn
         09-01-21 5.00%        $ 3,000,000     9-18-06     $ 2,911,875   $2,937,186
         09-01-36 5.00           5,000,000     9-13-06       4,743,750    4,789,060

(r) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(s) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $36,469,798 or 1.8% of net assets.

(t) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $1,926,453,516 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $  219,632,077
      Unrealized depreciation                                     (39,976,324)
      ------------------------------------------------------------------------
      Net unrealized appreciation                              $  179,655,753
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   141

INVESTMENTS IN SECURITIES

RiverSource VP - Cash Management Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (9.5%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
AmSouth Bank
    11-10-06                    5.12%    $  6,000,000            $  6,000,000
Bank of America
    11-07-06                    5.33       15,000,000              15,000,000
Bank of New York
    02-14-07                    4.88        5,000,000               5,000,000
Canadian Imperial Bank of Commerce NY
    01-29-07                    4.69        5,000,000               5,000,000
Citibank NA
    09-07-06                    5.18        8,000,000               8,000,000
Citigroup Funding
    09-20-06                    5.34       13,000,000              13,000,000
Credit Suisse First Boston NY
    09-26-06                    5.43        5,000,000(b)            5,000,000
    03-29-07                    5.10        3,000,000               3,000,000
    06-26-07                    5.66       10,000,000              10,000,000
DEPFA Bank
    01-26-07                    5.20        5,000,000               5,000,000
Deutsche Bank
    01-16-07                    4.66        5,000,000               5,000,000
Natexis Banques Populair NY
    01-23-07                    4.69        5,000,000               5,000,000
    05-03-07                    5.23        5,000,000               5,000,000
Wells Fargo Bank
    05-03-07                    5.18        5,000,000               5,000,000
-----------------------------------------------------------------------------

TOTAL CERTIFICATES OF DEPOSIT
(Cost: $95,000,000)                                              $ 95,000,000
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMERCIAL PAPER (87.5%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
ASSET-BACKED (63.2%)
Amstel Funding
    09-27-06                    4.81%    $  1,739,000(c)         $  1,732,745
    09-29-06                    5.25        8,000,000(c)            7,966,338
    10-12-06                    5.30        3,513,000(c)            3,491,395
    11-03-06                    5.24       16,000,000(c)           15,852,335
Amsterdam Funding
    10-03-06                    5.13        3,500,000(c)            3,483,604
Beta Finance
    09-15-06                    4.96       10,000,000               9,979,389
    02-20-07                    5.35        2,000,000               1,949,833
Bryant Park Funding LLC
    09-15-06                    4.93       10,000,000(c)            9,979,506
    10-12-06                    5.18        1,000,000(c)              993,998
CC (USA)/Centari
    10-17-06                    5.19        5,000,000               4,966,331
CHARTA LLC
    09-12-06                    4.95       17,500,000(c)           17,471,177
    11-16-06                    5.26        3,000,000(c)            2,966,623

------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
ASSET-BACKED (CONT.)
Chesham Finance LLC
    09-01-06                    5.28%    $  8,600,000            $  8,600,000
    09-12-06                    4.83        9,500,000               9,484,731
    09-15-06                    5.07       10,000,000               9,978,922
    02-23-07                    5.41        8,000,000               7,793,889
Cheyne Finance LLC
    09-07-06                    4.56        2,000,000               1,998,227
    10-23-06                    5.22       15,000,000              14,885,600
    11-06-06                    5.36        6,000,000               5,940,710
    11-13-06                    5.32        5,000,000               4,945,909
    11-16-06                    5.28        4,000,000               3,955,329
    04-20-07                    5.29        7,000,000(b)            6,999,326
Citibank Credit Card Dakota Nts
    09-11-06                    4.77       15,000,000(c)           14,978,167
    10-16-06                    5.31        4,000,000(c)            3,973,050
Cullinan Finance
    10-05-06                    5.27        9,000,000               8,954,100
    10-12-06                    5.30       11,000,000              10,932,350
    03-15-07                    5.29        3,000,000(b)            2,999,670
Deer Valley Funding LLC
    09-14-06                    4.91        5,000,000               4,990,467
    09-21-06                    5.03       10,000,000               9,970,722
    09-22-06                    5.05        5,000,000               4,984,629
    09-25-06                    5.09        2,954,000               2,943,602
    11-09-06                    5.28        7,000,000               6,928,892
    11-17-06                    5.29       10,000,000               9,886,639
Ebury Finance LLC
    09-05-06                    4.30       10,000,000               9,994,033
    09-20-06                    5.05       13,000,000              12,963,636
    12-05-06                    5.37        7,000,000               6,901,174
    01-16-07                    5.50        7,000,000               6,855,351
Emerald Ctfs MBNA MCCT
    10-17-06                    5.22        8,000,000(c)            7,945,822
    10-19-06                    5.21        3,000,000(c)            2,978,880
    10-25-06                    5.34       12,000,000(c)           11,902,980
    11-14-06                    5.29        8,000,000(c)            7,912,844
    11-29-06                    5.30        8,000,000(c)            7,895,376
Fairway Finance
    10-12-06                    5.28        4,000,000(b)            3,999,910
FCAR Owner Trust 1
    10-06-06                    5.20       14,000,000              13,927,589
Five Finance
    09-25-06                    5.07       11,000,000              10,961,427
    10-04-06                    5.25        2,250,000               2,238,904
    10-06-06                    5.24        5,300,000               5,272,381
    10-10-06                    5.30        2,000,000               1,988,300
Galaxy Funding
    09-07-06                    4.46       10,800,000(c)           10,790,649
    11-08-06                    5.26        5,000,000(c)            4,950,133
    11-21-06                    5.27        7,500,000(c)            7,411,069

------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
ASSET-BACKED (CONT.)
Gemini Securitization
    10-03-06                    5.13%    $  4,000,000(c)         $  3,981,262
    10-12-06                    5.30        5,600,000(c)            5,565,560
    10-16-06                    5.20        9,000,000(c)            8,940,600
    11-06-06                    5.35        7,300,000(c)            7,227,998
Grampian Funding LLC
    09-08-06                    4.28        5,000,000(c)            4,995,246
    09-21-06                    5.02        6,000,000(c)            5,982,467
    10-10-06                    4.95        1,000,000(c)              994,529
    11-01-06                    5.05        4,000,000(c)            3,965,501
    11-03-06                    5.33        8,000,000(c)            7,924,960
    11-15-06                    5.27       10,000,000(c)            9,889,896
    12-11-06                    5.30        5,000,000(c)            4,926,074
Jupiter Securitization
    11-22-06                    5.27        5,000,000(c)            4,939,981
K2 (USA) LLC
    09-13-06                    4.85        2,000,000               1,996,500
    10-16-06                    5.28        7,400,000               7,350,420
    10-30-06                    5.06        5,000,000               4,958,208
    10-31-06                    5.05        3,176,000               3,149,057
Nieuw Amsterdam
    09-15-06                    4.96        1,000,000(c)              997,939
    09-22-06                    5.09        5,000,000(c)            4,984,483
    11-27-06                    5.29        8,000,000(c)            7,897,920
    12-11-06                    5.33        1,581,000(c)            1,557,491
    01-30-07                    5.43        4,641,000(c)            4,537,049
Old Line Funding
    10-03-06                    5.13        4,000,000(c)            3,981,262
Park Granada LLC
    09-13-06                    4.88       13,000,000(c)           12,977,120
    10-02-06                    5.24        9,000,000(c)            8,958,305
    10-10-06                    5.30        8,000,000(c)            7,953,200
    01-05-07                    5.49        4,000,000(c)            3,923,980
    01-29-07                    5.46        5,000,000(c)            4,888,125
Park Sienna LLC
    09-13-06                    4.89        9,141,000(c)            9,124,881
    09-28-06                    5.12       15,000,000(c)           14,940,488
    10-31-06                    5.34        7,000,000(c)            6,937,233
Ranger Funding LLC
    09-25-06                    5.08       10,000,000(c)            9,964,867
Scaldis Capital LLC
    09-01-06                    5.10       10,000,000(c)           10,000,000
    10-06-06                    4.93        1,149,000(c)            1,143,359
    10-23-06                    5.31        2,000,000(c)            1,984,487
    10-30-06                    5.32       10,000,000(c)            9,912,156
Sedna Finance
    11-30-06                    5.28        6,000,000               5,920,950
    05-08-07                    5.31        3,000,000               3,000,000
Sheffield Receivables
    09-27-06                    5.08        5,000,000(c)            4,981,006
Solitaire Funding LLC
    11-21-06                    5.13        1,000,000(c)              988,458

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

142   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Cash Management Fund

------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
ASSET-BACKED (CONT.)
Thames Asset Global Securitization #1
    09-12-06                    4.82%    $  7,000,000(c)         $  6,988,771
    12-14-06                    5.33        9,000,000(c)            8,862,200
White Pine Finance LLC
    09-06-06                    5.36       10,000,000(b)            9,999,986
    10-03-06                    5.14        4,000,000               3,981,227
                                                                 ------------
Total                                                             632,023,865
-----------------------------------------------------------------------------

BANKING (12.2%)
ANZ Delaware
    10-05-06                    4.90        2,475,000               2,463,254
Bank of America
    10-11-06                    4.97       12,000,000              11,932,399
    10-27-06                    5.03        5,000,000               4,960,489
    11-27-06                    5.28        6,000,000               5,923,513
DekaBank Deutsche Girozentrale
    08-17-07                    5.51        4,000,000(b)            4,000,000
DEPFA Bank
    06-15-07                    5.37       10,000,000(b)           10,000,000
Irish Life & Permanent
    10-18-06                    5.02       12,000,000(c)           11,920,282
    04-04-07                    5.59        5,000,000(c)            4,837,705
    09-20-07                    5.33        5,000,000(b)            4,999,657
Natexis Banques Populair
    09-14-07                    5.31        3,000,000(b)            3,000,000
Noredea North America
    10-02-06                    4.89        3,000,000               2,987,006
Northern Rock
    07-09-07                    5.35       10,700,000(b)           10,700,000
    08-03-07                    5.43        5,000,000(b)            5,000,000

------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
BANKING (CONT.)
Skandinaviska Enskilda Banken
    09-06-07                    5.36%    $  5,000,000(b)         $  5,000,000
    09-18-07                    5.33       10,000,000(b)           10,000,000
Societe Generale North America
    10-18-06                    5.02        8,000,000               7,946,786
Wells Fargo Bank
    08-31-07                    5.38        5,000,000(b)            5,000,000
Westpac Banking
    07-11-07                    5.34       10,700,000(b)           10,700,000
                                                                 ------------
Total                                                             121,371,091
-----------------------------------------------------------------------------

BROKERAGE (6.5%)
Bear Stearns Companies
    10-13-06                    5.30       10,000,000(b)           10,000,000
    01-12-07                    5.31        7,000,000(b)            7,000,000
    09-14-07                    5.37        5,000,000(b)            5,000,000
    09-28-07                    5.37        5,000,000(b)            5,000,000
Goldman Sachs Group
    09-14-07                    5.38        5,000,000(b)            5,000,000
Lehman Brothers Holdings
    06-26-07                    5.37        5,000,000(b,c)          5,000,000
    09-22-07                    5.48        8,000,000(b)            8,000,000
Merrill Lynch & Co
    07-27-07                    5.30       15,000,000(b)           15,000,000
    09-14-07                    5.31        5,000,000(b)            5,000,000
                                                                 ------------
Total                                                              65,000,000
-----------------------------------------------------------------------------

NON CAPTIVE CONSUMER (1.8%)

SLM
    09-14-07                    5.33        7,500,000(b)            7,500,000
    09-20-07                    5.33       10,000,000(b)           10,000,000
                                                                 ------------
Total                                                              17,500,000
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
NON CAPTIVE DIVERSIFIED (1.8%)

General Electric Capital
    09-17-07                    5.29%    $ 10,000,000(b)         $ 10,000,000
General Electric Capital Services
    09-13-06                    4.87        8,000,000               7,985,947
                                                                 ------------
Total                                                              17,985,947
-----------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.5%)

HSBC Finance
    11-06-06                    5.30       10,000,000               9,902,283
    09-24-07                    5.36        5,000,000(b)            5,000,000
                                                                 ------------
Total                                                              14,902,283
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.5%)

Eli Lilly
    10-01-07                    5.37        5,000,000(b)            5,000,000
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $873,783,186)                                             $873,783,186
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
BONDS (3.2%)
-----------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38%    $ 32,014,250(d)       $   32,059,901
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $32,059,901)                                            $   32,059,901
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,000,843,087)(e)                                      $1,000,843,087
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $384,253,532 or 38.5% of net assets.

(d) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e) Also represents the cost of securities for federal income tax purposes at Aug. 31, 2006.

HOW   TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   143

INVESTMENTS IN SECURITIES

RiverSource VP - Core Bond Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (105.5%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
SOVEREIGN (0.1%)
United Mexican States
    09-27-34                    6.75%    $     85,000(c)         $     90,185
-----------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (30.1%)
Federal Farm Credit Bank
    10-10-08                    4.25          225,000                 221,491
Federal Home Loan Bank
    01-18-08                    4.63          580,000                 576,097
    02-13-08                    5.25          375,000                 375,679
Federal Home Loan Mtge Corp
    09-15-06                    3.63          895,000                 894,324
    08-17-07                    4.00          780,000                 770,752
    06-15-08                    3.88          910,000                 891,236
    10-15-08                    5.13           85,000                  85,117
    03-15-09                    5.75          120,000                 122,030
    07-12-10                    4.13          197,000                 190,781
Federal Natl Mtge Assn
    05-15-07                    3.88        1,250,000               1,237,825
    09-15-07                    4.25          675,000                 668,304
    01-15-08                    4.63        1,200,000               1,192,140
    06-15-08                    5.25        1,555,000               1,560,349
    10-15-08                    4.50          585,000                 578,397
U.S. Treasury
    09-30-07                    4.00        1,215,000               1,202,518
    11-30-07                    4.25          810,000                 803,356
    02-15-08                    3.38           85,000(j)               83,227
    05-31-08                    4.88          220,000                 220,138
    08-15-09                    4.88          260,000                 261,178
    07-31-11                    4.88          740,000                 745,492
    11-15-18                    9.00          705,000                 970,973
    08-15-23                    6.25        1,347,000(j)            1,544,525
    02-15-26                    6.00        2,133,000               2,409,124
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38        1,280,570(k)            1,280,099
                                                                 ------------
Total                                                              18,885,152
-----------------------------------------------------------------------------

ASSET-BACKED (2.3%)
Capital Auto Receivables Asset Trust
  Series 2004-1 Cl CTFS
    09-15-10                    2.84           50,000                  48,859
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                    5.44          200,000(d,i)            200,000
Countrywide Asset-backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92           30,000                  29,016
Countrywide Asset-backed Ctfs
  Series 2006-4 Cl 1A1M
    07-25-36                    5.58           82,896(i)               82,982
Dunkin Securitization
  Series 2006-1 Cl A2 (AMBAC)
    06-20-31                    5.78          125,000(d,e)            126,449

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (CONT.)

Ford Credit Floorplan Master Owner Trust
  Series 2006-3 Cl A
    06-15-11                    5.51%    $    500,000(i)         $    501,328
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
    03-15-12                    4.15           25,000(e)               24,647
Natl Collegiate Student Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2006-2 Cl AIO
    08-25-11                    5.89          200,000(g)               50,682
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49           55,000                  54,167
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57           90,000                  89,692
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    5.46          190,000(i)              189,970
WFS Financial Owner Trust
  Series 2004-1 Cl D
    08-22-11                    3.17           29,600                  29,181
                                                                 ------------
Total                                                               1,426,973
-----------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.7%)(f)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    5.04           75,000                  74,104
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                    4.93          225,000                 216,457
Banc of America Commercial Mtge
  Series 2005-4 Cl ASB
    07-10-45                    4.87          100,000                  97,230
Banc of America Commercial Mtge
  Series 2006-2 Cl AAB
    05-10-45                    5.91          125,000                 127,717
Banc of America Commercial Mtge
  Series 2006-4 Cl AAB
    07-10-46                    5.60          125,000                 125,632
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-09-21                    5.75           75,000(d,i)             75,320
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-09-21                    5.81           75,000(d,i)             75,260
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-09-21                    5.90           50,000(d,i)             50,094
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                    4.57          100,000                  96,825

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)

Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41%    $     75,000            $     74,685
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.30          100,000                  96,305
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A1
    05-15-19                    5.25          146,454                 146,650
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68          225,000                 228,740
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15           94,074(d)               92,182
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.40           50,000                  49,698
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    5.72           50,000(d,i)             50,278
Credit Suisse Mtge Capital Ctfs
  Series 2006-C2 Cl A3
    03-15-39                    5.85          100,000                 101,763
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                    5.10          450,000                 438,523
Federal Natl Mtge Assn #386768
    01-01-11                    4.23           96,244                  92,608
Federal Natl Mtge Assn #555806
    10-01-13                    5.11          183,000                 180,991
Federal Natl Mtge Assn #735029
    09-01-13                    5.28          146,012                 145,517
Federal Natl Mtge Assn #745629
    01-01-18                    5.08           74,893                  73,287
Federal Natl Mtge Assn
  Series 2002-M2 Cl C
    08-25-12                    4.72          100,000                  97,144
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12           50,000                  48,270
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
    06-10-48                    4.77          100,000                  95,488
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77          175,000(d)              171,459
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88           50,000                  49,188
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl A4
    07-10-38                    6.11          225,000                 233,388

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

144   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl AAB
    07-10-38                    6.11%    $    125,000         $       129,127
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96           75,000                  73,976
GS Mtge Securities II
  Series 2006-GG6 Cl A4
    04-10-38                    5.55          125,000                 125,746
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37          101,639                  99,648
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26          150,000                 148,919
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13           95,834                  92,395
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97           43,838                  42,433
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A2
    03-12-39                    4.77          150,000                 145,147
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
    05-15-41                    5.26          100,000                  99,288
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18           50,000                  48,507
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33          209,072                 205,267
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.34          250,000                 246,744
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl A4
    04-15-43                    5.48          100,000                  99,888
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                    5.49          125,000                 125,223
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                    4.56           60,000                  58,511
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97           50,000                  46,877
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20           75,000                  72,701
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl AAB
    09-15-30                    4.93          175,000                 170,776
LB-UBS Commercial Mtge Trust
  Series 2006-C3 Cl AAB
    03-15-39                    5.64          120,000                 121,471

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
  Series 2006-C4 Cl AAB
    06-15-32                    6.07%    $    200,000         $       206,298
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
    06-12-43                    4.22            1,300                   1,275
Merrill Lynch Mtge Trust
  Series 2006-C1 Cl A4
    05-12-39                    5.84          325,000                 331,388
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27           66,646                  63,822
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34           75,000                  73,129
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59           75,000                  72,329
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23          100,000                  98,264
Morgan Stanley Capital I
  Series 2005-T19 Cl AAB
    06-12-47                    4.85          175,000                 170,285
Morgan Stanley Capital I
  Series 2006-T23 Cl AAB
    08-12-41                    5.97           75,000                  77,080
Morgan Stanley Capital I
  Series 2006-XLF Cl A2
    07-15-19                    5.53          150,000(d,i)            150,000
Morgan Stanley Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98          225,000                 231,656
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67          265,957                 254,755
Wachovia Bank Commercial Mtge Trust
  Series 2003-C4 Cl A2
    04-15-35                    4.57          225,000                 218,381
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09          100,000                  98,917
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58          100,000                 100,989
Wachovia Bank Commercial Mtge Trust
  Series 2006-C25 Cl APB2
    05-15-43                    5.95          100,000                 102,265
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl A3
    07-15-45                    5.77           75,000                  74,956
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl APB
    07-15-45                    5.73          100,000                 100,012
                                                              ---------------
Total                                                               7,983,248
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (45.5%)(f)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.73%    $    173,135(h)      $       173,332
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.98          204,324(h)              207,150
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-2 Cl CB1
    05-25-36                    6.26          174,875(h)              176,692
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                    5.62          397,497(h)              397,497
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-3 Cl 3A2
    10-25-46                    5.58          300,000(h)              300,000
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.93          135,180(h)              136,408
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75           69,421                  66,839
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75           39,642                  38,168
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50          119,733                 119,499
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50          123,902                 123,661
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50          243,407                 243,448
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50           93,775                  97,239
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50           86,833                  86,595
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-22R Cl 1A2
    05-25-36                    6.00          190,000                 192,290

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   145

RiverSource VP - Core Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00%    $    234,202         $       233,489
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-OA8 Cl 1A2
    07-25-46                    5.55          398,732(i)              399,717
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-HYB1 Cl 6A1
    03-25-35                    5.17          295,349(h)              291,441
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00          131,470(d)              135,448
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.40          135,861(h)              135,661
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-OA5 Cl 2A2
    04-25-46                    5.62          267,827(h)              268,229
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00          197,430                 201,436
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38        1,255,865(g)               16,483
Federal Home Loan Mtge Corp
    09-01-36                    6.00          600,000(b)              600,750
    09-01-36                    6.50          600,000(b)              609,375
Federal Home Loan Mtge Corp #B11452
    12-01-18                    6.00          159,038                 160,750
Federal Home Loan Mtge Corp #B11835
    01-01-19                    5.50          126,089                 125,792
Federal Home Loan Mtge Corp #B12280
    02-01-19                    5.50          161,097                 160,718
Federal Home Loan Mtge Corp #C46101
    08-01-29                    6.50          303,814                 310,712
Federal Home Loan Mtge Corp #C90613
    01-01-23                    5.00           55,076                  53,510
Federal Home Loan Mtge Corp #C90683
    06-01-23                    5.00          109,707                 106,588
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00           52,307                  52,852
Federal Home Loan Mtge Corp #D96348
    10-01-23                    5.50          165,734                 164,493
Federal Home Loan Mtge Corp #G01410
    04-01-32                    7.00           90,374                  93,019
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2795 Cl IY
    07-15-17                    7.50          233,927(g)               26,387

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2641 Cl KC
    01-15-18                    6.50%    $     58,047         $        59,730
Federal Natl Mtge Assn
    09-01-21                    5.00          550,000(b)              538,484
    09-01-21                    5.50        1,215,000(b)            1,210,444
    09-01-21                    6.00          725,000(b)              732,930
    09-01-36                    5.50        1,850,000(b)            1,815,312
    09-01-36                    6.00        1,000,000(b)            1,000,938
    09-01-36                    6.50        1,725,000(b)            1,750,875
Federal Natl Mtge Assn #252440
    05-01-29                    7.00          163,778                 168,776
Federal Natl Mtge Assn #254560
    11-01-32                    5.00           23,142                  22,264
Federal Natl Mtge Assn #255364
    09-01-34                    6.00          578,487                 580,022
Federal Natl Mtge Assn #255788
    06-01-15                    5.50          360,561                 360,397
Federal Natl Mtge Assn #323715
    05-01-29                    6.00           80,141                  80,655
Federal Natl Mtge Assn #545869
    07-01-32                    6.50           48,579                  49,551
Federal Natl Mtge Assn #545874
    08-01-32                    6.50          135,823                 138,600
Federal Natl Mtge Assn #555340
    04-01-33                    5.50          155,249                 153,112
Federal Natl Mtge Assn #615135
    11-01-16                    6.00          185,894                 188,153
Federal Natl Mtge Assn #645569
    06-01-32                    7.00          443,613                 456,288
Federal Natl Mtge Assn #650009
    09-01-31                    7.50           32,488                  33,722
Federal Natl Mtge Assn #667604
    10-01-32                    5.50          192,702                 189,796
Federal Natl Mtge Assn #677089
    01-01-33                    5.50          181,603                 178,865
Federal Natl Mtge Assn #677695
    02-01-33                    6.50          360,827                 368,885
Federal Natl Mtge Assn #683116
    02-01-33                    6.00          316,344                 317,687
Federal Natl Mtge Assn #704610
    06-01-33                    5.50          186,544                 183,660
Federal Natl Mtge Assn #720378
    06-01-18                    4.50           64,126                  61,773
Federal Natl Mtge Assn #724867
    06-01-18                    5.00          122,120                 119,990
Federal Natl Mtge Assn #725232
    03-01-34                    5.00          420,982                 404,871
Federal Natl Mtge Assn #725284
    11-01-18                    7.00           38,612                  39,449
Federal Natl Mtge Assn #725425
    04-01-34                    5.50          465,214                 458,078
Federal Natl Mtge Assn #725431
    08-01-15                    5.50           97,842                  97,917
Federal Natl Mtge Assn #725719
    07-01-33                    4.84           80,163(h)               77,792
Federal Natl Mtge Assn #725737
    08-01-34                    4.53           85,045(h)               84,299

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725773
    09-01-34                    5.50%    $    591,143         $       581,415
Federal Natl Mtge Assn #743455
    10-01-18                    5.50          195,526                 195,256
Federal Natl Mtge Assn #743579
    11-01-33                    5.50          108,251                 106,577
Federal Natl Mtge Assn #747784
    10-01-18                    4.50          220,542                 212,448
Federal Natl Mtge Assn #749745
    11-01-18                    4.50          288,527                 277,938
Federal Natl Mtge Assn #753074
    12-01-28                    5.50          147,888                 145,943
Federal Natl Mtge Assn #759330
    01-01-19                    6.50          150,019                 152,713
Federal Natl Mtge Assn #759342
    01-01-34                    6.50          105,660                 107,925
Federal Natl Mtge Assn #761031
    01-01-34                    5.00          189,082                 181,639
Federal Natl Mtge Assn #763754
    02-01-29                    5.50          165,046                 162,841
Federal Natl Mtge Assn #763798
    03-01-34                    5.50          257,218                 253,338
Federal Natl Mtge Assn #765760
    02-01-19                    5.00          142,808                 140,235
Federal Natl Mtge Assn #791447
    10-01-34                    6.00          359,938                 360,893
Federal Natl Mtge Assn #815264
    05-01-35                    5.25          335,406(h)              333,034
Federal Natl Mtge Assn #829227
    08-01-35                    6.00          444,101                 444,696
Federal Natl Mtge Assn #845070
    12-01-35                    5.10          142,272(h)              141,268
Federal Natl Mtge Assn #872916
    06-01-36                    6.50          297,708(h)              302,254
Federal Natl Mtge Assn #878661
    02-01-36                    5.50          434,685                 425,013
Federal Natl Mtge Assn #881629
    02-01-36                    5.50          415,693                 406,444
Federal Natl Mtge Assn #886291
    07-01-36                    7.00          199,826                 205,161
Federal Natl Mtge Assn #886461
    08-01-36                    6.20          199,073(h)              201,125
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 367 Cl 2
    01-25-36                    9.07          527,394(g)              133,262
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    5.67          216,794(h)              217,008
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-3 Cl B1
    06-19-36                    6.49          199,954(h)              201,360
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 2A1B
    07-19-46                    5.56          123,180(h)              123,158

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

146   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-8 Cl 2A1B
    08-21-46                    5.58%    $    425,000(h)      $       425,000
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-9 Cl 2A1B
    10-19-46                    5.70          525,000(b)              525,000
IndyMac Index Nim
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl N1
    06-25-46                    6.65           84,829(d)               84,829
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00          106,992                 103,984
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00           84,375                  83,347
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00           48,215                  46,673
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00           73,315                  71,017
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2005-3 Cl 1A2
    04-25-35                    5.50          300,000                 289,926
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QO6 Cl A2
    06-25-46                    5.55          448,384(i)              448,518
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QS3 Cl 1A10
    03-25-36                    6.00          164,766                 166,403
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50          145,798                 142,022
TBW Mtge Backed Pass Through Ctfs
  Collateralized Mtge Obligation
  Series 2006-2 Cl 6A1
    07-25-36                    7.00          227,118                 233,156
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.06          125,000(h)              122,425
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50          223,761                 212,148

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR14 Cl 2A1
    12-25-35                    5.30%    $    117,486(h)      $       116,297
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.51           86,207(h)               86,245
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR8 Cl 2AB1
    07-25-45                    5.57          217,376(h)              217,463
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00          304,209                 286,976
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50          197,957                 193,008
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl 5A1
    03-25-36                    5.11          266,503(b,h)            262,890
                                                              ---------------
Total                                                              28,559,254
-----------------------------------------------------------------------------

BANKING (1.3%)
Banknorth Group
  Sr Nts
    05-01-08                    3.75          155,000                 151,122
Landsbanki Islands
    08-25-11                    6.10          200,000(c,d)            200,393
Popular North America
  Sr Nts
    10-01-08                    3.88          465,000                 450,160
                                                              ---------------
Total                                                                 801,675
-----------------------------------------------------------------------------

ELECTRIC (2.7%)
Arizona Public Service
    05-15-15                    4.65          280,000                 254,292
Commonwealth Edison
  1st Mtge
    04-15-15                    4.70           40,000                  37,021
    08-15-16                    5.95           50,000                  50,255
Consumers Energy
  1st Mtge
    02-15-12                    5.00           45,000                  43,638
    02-15-17                    5.15           55,000                  51,965
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80          190,000                 186,953
Exelon
    06-15-10                    4.45          230,000                 221,676
Florida Power
  1st Mtge
    07-15-11                    6.65           45,000                  47,307
Northern States Power
  Sr Nts
    08-01-09                    6.88          120,000                 124,337

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
Ohio Edison
    06-15-09                    5.65%    $    155,000(d)      $       155,116
PacifiCorp
  1st Mtge
    06-15-35                    5.25           55,000                  49,876
PSI Energy
    10-15-35                    6.12          215,000                 211,030
Southern California Edison
  1st Mtge
    04-01-35                    5.75           50,000                  48,578
Virginia Electric & Power
  Sr Nts Series A
    03-01-13                    4.75          135,000                 128,540
Xcel Energy
  Sr Nts
    07-01-08                    3.40           55,000                  53,043
                                                              ---------------
Total                                                               1,663,627
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (1.1%)
Cadbury Schweppes US Finance LLC
    10-01-08                    3.88          145,000(d)              140,529
    10-01-13                    5.13          125,000(d)              120,483
Kraft Foods
    06-01-12                    6.25           85,000                  88,049
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63          360,000                 362,134
                                                              ---------------
Total                                                                 711,195
-----------------------------------------------------------------------------

GAS PIPELINES (0.2%)
Southern Star Central Gas Pipeline
    06-01-16                    6.00          115,000(d)              115,144
-----------------------------------------------------------------------------

HEALTH CARE (0.4%)
Cardinal Health
    07-15-08                    6.25           30,000                  30,378
    06-15-15                    4.00          188,000                 165,562
    12-15-17                    5.85           85,000                  84,438
                                                              ---------------
Total                                                                 280,378
-----------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.7%)
UnitedHealth Group
  Sr Unsecured
    03-15-11                    5.25          425,000                 422,631
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (0.6%)
Devon Financing
    09-30-11                    6.88          200,000                 212,097
XTO Energy
    01-31-15                    5.00           55,000                  52,104
XTO Energy
  Sr Unsecured
    06-30-15                    5.30          145,000                 140,038
                                                              ---------------
Total                                                                 404,239
-----------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Prudential Financial
    09-20-14                    5.10          135,000                 130,483
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   147

RiverSource VP - Core Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MEDIA CABLE (0.3%)
Comcast
    06-15-16                    4.95%    $    205,000         $       189,078
-----------------------------------------------------------------------------

MEDIA NON CABLE (0.3%)
News America
    12-15-35                    6.40          205,000                 196,442
-----------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Willis North America
    07-15-15                    5.63           35,000                  33,116
-----------------------------------------------------------------------------

RETAILERS (1.3%)
CVS
    09-15-09                    4.00          210,000                 201,982
    09-15-14                    4.88          135,000                 127,489
CVS
  Sr Unsecured
    08-15-11                    5.75          125,000                 126,116
May Department Stores
    07-15-09                    4.80          305,000                 299,794
    07-15-34                    6.70           55,000                  55,063
                                                              ---------------
Total                                                                 810,444
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
TRANSPORTATION SERVICES (0.5%)
Erac USA Finance
    11-15-15                    5.90%    $     35,000(d)      $        34,861
    11-01-16                    6.20           75,000(d)               76,206
FedEx
    08-15-09                    5.50          175,000                 175,898
                                                              ---------------
Total                                                                 286,965
-----------------------------------------------------------------------------

WIRELESS (1.2%)
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95          755,000                 734,022
-----------------------------------------------------------------------------

WIRELINES (3.9%)
BellSouth
  Sr Unsecured
    11-15-12                    4.75          140,000                 132,621
Sprint Capital
    03-15-32                    8.75           80,000                  97,005
Telecom Italia Capital
    10-01-15                    5.25          555,000(c)              518,776
TELUS
    06-01-11                    8.00          665,000(c)              731,287
Verizon Pennsylvania
  Series A
    11-15-11                    5.65          975,000                 971,237
                                                              ---------------
Total                                                               2,450,926
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $66,422,268)                                           $    66,175,177
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (8.8%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Bear Stearns Companies
    09-12-06                    5.27%    $  1,500,000         $     1,497,370
BNP Paribas Finance
    09-01-06                    5.28        2,500,000               2,499,633
Park Sienna LLC
    09-13-06                    5.29        1,500,000(l)            1,497,140
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $5,494,949)                                            $     5,494,143
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $71,917,217)(m)                                        $    71,669,320
=============================================================================

See accompanying notes to investments in securities.


-----------------------------------------------------------------------------

148   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Core Bond Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $9,011,946.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 2.5% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $2,054,051 or 3.3% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation

      MBIA --  MBIA Insurance Corporation

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2006.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                         NOTIONAL AMOUNT
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, Dec. 2006, 20-year                       $       700,000
      U.S. Treasury Note, Dec. 2006, 5-year                          1,900,000
      U.S. Treasury Note, Dec. 2006, 10-year                         3,600,000

      SALE CONTRACTS
      U.S. Treasury Note, Dec. 2006, 2-year                          1,400,000

(k) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $1,497,140 or 2.4% of net assets.

(m) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $72,030,076 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $      274,364
      Unrealized depreciation                                        (635,120)
      ------------------------------------------------------------------------
      Net unrealized depreciation                              $     (360,756)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   149

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Bond Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (100.6%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
SOVEREIGN (0.1%)
United Mexican States
    09-27-34                    6.75%    $  2,645,000(c)      $     2,806,345
-----------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (25.9%)
Federal Farm Credit Bank
    10-10-08                    4.25        7,115,000               7,004,034
Federal Home Loan Bank
    01-18-08                    4.63       17,110,000              16,994,850
    02-08-08                    4.63       16,985,000              16,869,366
    02-13-08                    5.25       22,300,000              22,340,385
Federal Home Loan Mtge Corp
    09-15-06                    3.63        9,085,000               9,078,142
    08-17-07                    4.00       24,340,000              24,051,425
    06-15-08                    3.88       39,090,000              38,283,964
    10-15-08                    5.13       10,505,000              10,519,518
    03-15-09                    5.75        4,940,000               5,023,575
    07-12-10                    4.13        2,480,000               2,401,714
Federal Natl Mtge Assn
    09-15-07                    4.25       21,845,000              21,628,298
    01-15-08                    4.63       36,450,000              36,211,267
    06-15-08                    5.25       57,745,000              57,943,642
    10-15-08                    4.50        8,050,000               7,959,132
U.S. Treasury
    06-30-07                    3.63        7,900,000(j)            7,808,660
    11-30-07                    4.25       12,220,000(j)           12,119,759
    05-31-08                    4.88       28,380,000(g,j)         28,397,738
    08-15-09                    4.88        4,140,000               4,158,758
    07-31-11                    4.88       15,160,000(g)           15,272,518
    11-15-18                    9.00       37,580,000              51,757,656
    08-15-23                    6.25      110,352,000(j)          126,534,127
    02-15-26                    6.00       29,865,000(j)           33,731,114
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38       45,460,235(o)           45,443,526
                                                              ---------------
Total                                                             601,533,168
-----------------------------------------------------------------------------

ASSET-BACKED (2.3%)
Capital Auto Receivables Asset Trust
  Series 2004-1 Cl CTFS
    09-15-10                    2.84        2,000,000               1,954,377
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                    5.44        7,475,000(b,d)          7,475,000
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl D
    04-20-11                    6.33        1,975,000(d)            1,978,857
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
    03-10-10                    3.10          300,000                 290,817
College Loan Corporation Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2006-1 Cl AIO
    07-25-08                    5.62        9,725,000(l)            1,759,237

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
  Series 2005-10 Cl AF6
    02-25-36                    4.92%    $  1,020,000         $       986,536
Countrywide Asset-backed Ctfs
  Series 2006-4 Cl 1A1M
    07-25-36                    5.58        2,615,837(b)            2,618,530
Dunkin Securitization
  Series 2006-1 Cl A2 (AMBAC)
    06-20-31                    5.78        3,875,000(d,n)          3,919,923
Ford Credit Floorplan Master Owner Trust
  Series 2006-3 Cl A
    06-15-11                    5.51       16,100,000(b)           16,142,761
Hertz Vehicle Financing LLC
  Series 2004-1A Cl A3 (MBIA)
    05-25-09                    2.85        1,800,000(d,n)          1,738,592
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    8.57          850,000(b,d)            852,312
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    7.23          900,000(b,d)            901,028
Natl Collegiate Student Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2006-2 Cl AIO
    08-25-11                    5.89        6,200,000(l)            1,571,136
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49        1,815,000               1,787,505
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57        2,755,000               2,745,578
Residential Asset Securities
  Series 2006-KS1 Cl A2
    02-25-36                    5.46        5,955,000(b)            5,954,071
                                                              ---------------
Total                                                              52,676,260
-----------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (12.1%)(f)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    5.04        2,250,000               2,223,132
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                    4.93        8,400,000               8,081,052
Banc of America Commercial Mtge
  Series 2005-4 Cl ASB
    07-10-45                    4.87        3,225,000               3,135,652
Banc of America Commercial Mtge
  Series 2006-2 Cl AAB
    05-10-45                    5.91        3,750,000               3,831,499
Banc of America Commercial Mtge
  Series 2006-4 Cl AAB
    07-10-15                    5.60        4,300,000               4,321,732

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-09-21                    5.75%    $  2,175,000(b,d)    $     2,184,283
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-09-21                    5.81        2,425,000(b,d)          2,433,417
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-09-21                    5.90        1,700,000(b,d)          1,703,203
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                    4.00          327,565                 315,704
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                    4.57        1,790,000               1,733,168
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.30        1,700,000               1,637,185
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68       17,400,000              17,689,203
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15        3,762,942(d)            3,687,296
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.40        1,750,000               1,739,424
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    5.72        1,425,000(b,d)          1,432,925
Credit Suisse Mtge Capital Ctfs
  Series 2006-C2 Cl A3
    03-15-39                    5.85        6,700,000               6,818,150
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                    5.10       16,950,000              16,517,664
Federal Natl Mtge Assn #385683
    02-01-13                    4.83        3,087,090               3,017,699
Federal Natl Mtge Assn #555806
    10-01-13                    5.11          963,158                 952,586
Federal Natl Mtge Assn #745629
    01-01-18                    5.08        2,845,949               2,784,904
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12        5,150,000               4,971,759
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
    06-10-48                    4.77        2,200,000               2,100,734
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77        5,625,000(d)            5,511,195

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

150   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88%    $  1,625,000         $     1,598,602
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl A4
    07-10-38                    6.11       14,600,000              15,144,309
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl AAB
    07-10-38                    6.11        6,025,000               6,223,917
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96        3,000,000               2,959,043
GS Mtge Securities II
  Series 2006-GG6 Cl A4
    04-10-38                    5.55        4,975,000               5,004,699
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37        3,293,108               3,228,591
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26        5,975,000               5,931,931
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13        1,916,672               1,847,896
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97        1,841,188               1,782,202
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A2
    03-12-39                    4.77        5,425,000               5,249,483
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
    05-15-41                    5.26        1,000,000                 992,882
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18        1,950,000               1,891,787
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33        4,348,689               4,269,543
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.34        4,775,000               4,712,809
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl A4
    04-15-43                    5.48        5,675,000               5,668,647
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                    5.49        4,425,000               4,432,901
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                    5.39        3,590,000               3,607,388
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A5
    09-15-31                    4.85        3,000,000               2,929,845

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97%    $  2,200,000         $    2,062,588
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20        3,700,000               3,586,558
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl AAB
    09-15-30                    4.93        5,775,000               5,635,592
LB-UBS Commercial Mtge Trust
  Series 2006-C3 Cl AAB
    03-15-39                    5.64        3,895,000               3,942,753
LB-UBS Commercial Mtge Trust
  Series 2006-C4 Cl AAB
    06-15-32                    6.07        6,725,000               6,936,772
Merrill Lynch Mtge Trust
  Series 2006-C1 Cl A4
    05-12-39                    5.84       11,275,000              11,496,621
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27        2,988,968               2,862,336
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34        2,625,000               2,559,504
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59        2,400,000               2,314,512
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23        3,475,000               3,414,672
Morgan Stanley Capital I
  Series 2005-T19 Cl AAB
    06-12-47                    4.85        6,025,000               5,862,666
Morgan Stanley Capital I
  Series 2006-T23 Cl AAB
    08-12-41                    5.97        5,500,000               5,652,539
Morgan Stanley Capital I
  Series 2006-XLF Cl A2
    07-15-19                    5.53        5,000,000(b,d)          5,000,000
Morgan Stanley Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98        10,810,000              11,129,775
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67        2,659,565               2,547,552
Wachovia Bank Commercial Mtge Trust
  Series 2003-C4 Cl A2
    04-15-35                    4.57       11,250,000              10,919,051
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09        2,975,000               2,942,786
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58        3,200,000               3,231,664

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Wachovia Bank Commercial Mtge Trust
  Series 2006-C25 Cl APB2
    05-15-43                    5.95%    $  2,900,000         $     2,965,683
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl A3
    07-15-45                    5.77        4,300,000               4,297,463
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl APB
    07-15-45                    5.73        6,000,000               6,000,720
                                                              ---------------
Total                                                             281,661,848
-----------------------------------------------------------------------------

MORTGAGE-BACKED (44.7%)(f)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.73        5,713,448(m)            5,719,949
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.98        6,742,687(m)            6,835,939
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-2 Cl CB1
    05-25-36                    6.26        5,407,123(m)            5,463,303
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                    5.62       13,813,015(m)           13,813,015
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-3 Cl 3A2
    10-25-46                    5.58        8,800,000(m)            8,800,000
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.93        4,596,107(m)            4,637,886
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00        2,902,576               2,878,978
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75        2,169,397               2,088,723
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2004-3 Cl 1A1
    04-25-34                    6.00        5,232,053               5,202,623
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75        2,150,598               2,070,623
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-14 Cl 2A2
    05-25-35                    5.57       10,302,949(b)           10,301,715

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   151

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50%    $  3,782,660         $     3,775,290
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50        3,858,664               3,851,158
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50        7,434,987               7,436,215
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50        3,259,623               3,380,034
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50        2,728,374               2,720,913
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-22R Cl 1A2
    05-25-36                    6.00        7,000,000               7,084,381
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00        7,026,062               7,004,675
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-OA8 Cl 1A2
    07-25-46                    5.55       12,958,775(b)           12,990,812
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00        4,263,902(d)            4,392,908
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.40        3,962,617(m)            3,956,792
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB5 Cl 2A2
    09-20-36                    5.96       11,163,322(m)           11,211,289
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-OA5 Cl 2A2
    04-25-46                    5.62        8,716,553(m)            8,729,624
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2003-29 Cl 8A1
    11-25-18                    6.00        1,935,148               1,934,047
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00        6,337,515               6,466,099

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38%    $ 39,410,248(l)      $       517,260
Federal Home Loan Mtge Corp
    09-01-36                    6.00       20,400,000(e)           20,425,500
    09-01-36                    6.50       45,175,000(e)           45,880,860
Federal Home Loan Mtge Corp #A27373
    10-01-34                    6.50          817,068                 830,763
Federal Home Loan Mtge Corp #B11452
    12-01-18                    6.00        1,561,592               1,578,399
Federal Home Loan Mtge Corp #C00356
    08-01-24                    8.00          118,014                 124,590
Federal Home Loan Mtge Corp #C14412
    09-01-28                    6.00        1,363,152               1,373,089
Federal Home Loan Mtge Corp #C53878
    12-01-30                    5.50        1,108,921               1,095,098
Federal Home Loan Mtge Corp #C59161
    10-01-31                    6.00        3,177,719               3,196,057
Federal Home Loan Mtge Corp #C79930
    06-01-33                    5.50        2,836,499               2,794,841
Federal Home Loan Mtge Corp #C80198
    08-01-24                    8.00           66,895                  70,622
Federal Home Loan Mtge Corp #C80253
    01-01-25                    9.00           67,257                  72,889
Federal Home Loan Mtge Corp #C90767
    12-01-23                    6.00        4,655,298               4,703,849
Federal Home Loan Mtge Corp #D95319
    03-01-22                    6.00          491,249                 496,682
Federal Home Loan Mtge Corp #D96300
    10-01-23                    5.50          377,494                 374,667
Federal Home Loan Mtge Corp #E01127
    02-01-17                    6.50        3,104,036               3,159,366
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50        1,606,369               1,603,588
Federal Home Loan Mtge Corp #E97591
    06-01-18                    5.50          348,270                 347,707
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00        5,016,331               4,924,985
Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00        4,153,571               4,076,939
Federal Home Loan Mtge Corp #G01108
    04-01-30                    7.00        2,424,159               2,499,491
Federal Home Loan Mtge Corp #G01427
    12-01-31                    6.50          695,369                 709,087
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00          580,356                 584,764
Federal Home Loan Mtge Corp #G10198
    05-01-07                    9.00            3,672                   3,684
Federal Home Loan Mtge Corp #G30225
    02-01-23                    6.00        5,853,064               5,917,798
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
    06-15-20                    8.00           10,374                  10,311
    03-15-22                    7.00        1,055,816               1,052,713

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2590 Cl BI
    02-15-14                   17.16%    $  1,128,335(l)      $        56,194
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2718 Cl IA
    10-15-22                   14.56        3,710,760(l)              168,721
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2576 Cl KJ
    02-15-33                    5.50        5,313,191               5,333,086
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2641 Cl KC
    01-15-18                    6.50        2,118,721               2,180,130
Federal Natl Mtge Assn
    09-01-21                    5.00        9,205,000(e)            9,012,266
    09-01-21                    5.50       15,000,000(e)           14,943,750
    09-01-21                    6.00       16,000,000(e)           16,175,008
    09-01-36                    5.50       52,800,000(e)           51,810,001
    09-01-36                    6.00       47,040,000(e)           47,084,125
    09-01-36                    6.50       53,325,000(e)           54,124,876
Federal Natl Mtge Assn #125032
    11-01-21                    8.00           26,769                  28,278
Federal Natl Mtge Assn #125474
    02-01-27                    7.50          756,799                 785,771
Federal Natl Mtge Assn #190353
    08-01-34                    5.00       12,659,444              12,158,494
Federal Natl Mtge Assn #190764
    09-01-07                    8.50           12,492                  12,484
Federal Natl Mtge Assn #190899
    04-01-23                    8.50          310,702                 327,478
Federal Natl Mtge Assn #190988
    06-01-24                    9.00          327,821                 349,107
Federal Natl Mtge Assn #253883
    08-01-16                    6.00          713,837                 722,510
Federal Natl Mtge Assn #254224
    02-01-17                    7.00        1,078,937               1,107,895
Federal Natl Mtge Assn #254560
    11-01-32                    5.00        3,402,043               3,272,916
Federal Natl Mtge Assn #254675
    01-01-23                    6.50          160,223                 163,815
Federal Natl Mtge Assn #254906
    10-01-18                    4.50        5,547,627               5,344,029
Federal Natl Mtge Assn #254916
    09-01-23                    5.50        4,618,603               4,580,354
Federal Natl Mtge Assn #255788
    06-01-15                    5.50        5,660,691               5,658,119
Federal Natl Mtge Assn #303727
    02-01-11                    6.00          101,060                 101,357
Federal Natl Mtge Assn #442411
    11-01-28                    6.50        1,377,267               1,406,188
Federal Natl Mtge Assn #445254
    12-01-13                    5.50        2,088,466               2,090,068

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

152   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #446964
    10-01-28                    6.00%    $  3,694,149         $     3,717,800
Federal Natl Mtge Assn #450370
    01-01-29                    6.50        1,874,407               1,913,767
Federal Natl Mtge Assn #484820
    04-01-14                    5.50           12,853                  12,863
Federal Natl Mtge Assn #50553
    04-01-22                    8.00           98,950                 104,631
Federal Natl Mtge Assn #510587
    08-01-29                    7.00          127,279                 131,163
Federal Natl Mtge Assn #545339
    11-01-31                    6.50          111,345                 114,041
Federal Natl Mtge Assn #545342
    04-01-13                    7.00        1,304,437               1,312,570
Federal Natl Mtge Assn #545869
    07-01-32                    6.50        1,554,533               1,585,614
Federal Natl Mtge Assn #545885
    08-01-32                    6.50        3,295,172               3,362,097
Federal Natl Mtge Assn #545910
    08-01-17                    6.00        1,807,562               1,831,050
Federal Natl Mtge Assn #555375
    04-01-33                    6.00        9,949,241              10,016,069
Federal Natl Mtge Assn #555376
    04-01-18                    4.50          222,645                 214,474
Federal Natl Mtge Assn #555458
    05-01-33                    5.50       12,092,458              11,907,323
Federal Natl Mtge Assn #555734
    07-01-23                    5.00        3,471,671               3,369,810
Federal Natl Mtge Assn #555740
    08-01-18                    4.50        2,014,861               1,944,105
Federal Natl Mtge Assn #576603
    03-01-15                    6.00        3,402,846               3,445,111
Federal Natl Mtge Assn #606882
    10-01-31                    7.00          543,909                 559,629
Federal Natl Mtge Assn #609621
    11-01-31                    7.00        2,598,010               2,673,096
Federal Natl Mtge Assn #617746
    08-01-32                    6.50          227,341                 231,512
Federal Natl Mtge Assn #626720
    01-01-17                    6.00          187,684                 189,964
Federal Natl Mtge Assn #630599
    05-01-32                    7.00        3,446,834               3,545,316
Federal Natl Mtge Assn #634367
    03-01-17                    6.50        1,140,762               1,160,233
Federal Natl Mtge Assn #646938
    06-01-32                    7.00        1,649,635               1,696,768
Federal Natl Mtge Assn #647549
    08-01-17                    6.00        1,547,787               1,566,078
Federal Natl Mtge Assn #650159
    10-01-32                    6.50        2,535,569               2,588,636
Federal Natl Mtge Assn #652600
    02-01-18                    5.50        6,661,413               6,653,145
Federal Natl Mtge Assn #667604
    10-01-32                    5.50        6,258,235               6,163,866
Federal Natl Mtge Assn #667721
    03-01-33                    6.00        2,126,301               2,137,985
Federal Natl Mtge Assn #667787
    02-01-18                    5.50          880,589                 879,120

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #669925
    09-01-17                    6.50%    $  2,455,859         $     2,506,856
Federal Natl Mtge Assn #670382
    09-01-32                    6.00        6,216,765               6,243,151
Federal Natl Mtge Assn #670387
    08-01-32                    7.00          859,696                 885,364
Federal Natl Mtge Assn #672289
    12-01-17                    5.50          528,034                 527,541
Federal Natl Mtge Assn #678028
    09-01-17                    6.00          547,131                 553,597
Federal Natl Mtge Assn #683116
    02-01-33                    6.00          316,344                 317,687
Federal Natl Mtge Assn #684585
    02-01-33                    5.50          570,762                 562,546
Federal Natl Mtge Assn #684586
    03-01-33                    6.00        1,828,389               1,837,576
Federal Natl Mtge Assn #684601
    03-01-33                    6.00        1,259,277               1,268,692
Federal Natl Mtge Assn #687051
    01-01-33                    6.00        5,838,167               5,839,565
Federal Natl Mtge Assn #687736
    02-01-33                    5.50        2,757,094               2,714,472
Federal Natl Mtge Assn #688691
    03-01-33                    5.50          584,433                 575,398
Federal Natl Mtge Assn #689093
    07-01-28                    5.50        1,672,209               1,650,209
Federal Natl Mtge Assn #694316
    03-01-18                    5.50        1,838,868               1,836,899
Federal Natl Mtge Assn #694546
    03-01-33                    5.50        1,958,873               1,928,591
Federal Natl Mtge Assn #694628
    04-01-33                    5.50        2,446,589               2,413,142
Federal Natl Mtge Assn #694795
    04-01-33                    5.50        3,134,407               3,091,201
Federal Natl Mtge Assn #694988
    03-01-33                    5.50        6,300,985               6,208,156
Federal Natl Mtge Assn #695202
    03-01-33                    6.50        2,233,152               2,272,131
Federal Natl Mtge Assn #695220
    04-01-33                    5.50          171,544                 168,892
Federal Natl Mtge Assn #705096
    06-01-18                    5.00          501,100                 492,251
Federal Natl Mtge Assn #709901
    06-01-18                    5.00        2,986,712               2,934,120
Federal Natl Mtge Assn #711501
    05-01-33                    5.50        1,538,656               1,517,925
Federal Natl Mtge Assn #720006
    07-01-33                    5.50        4,289,329               4,223,021
Federal Natl Mtge Assn #720378
    06-01-18                    4.50        3,737,375               3,600,213
Federal Natl Mtge Assn #723687
    08-01-28                    5.50        2,340,111               2,309,323
Federal Natl Mtge Assn #725232
    03-01-34                    5.00       13,050,426              12,550,995
Federal Natl Mtge Assn #725284
    11-01-18                    7.00          123,558                 126,237
Federal Natl Mtge Assn #725425
    04-01-34                    5.50       15,817,259              15,574,658

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #725684
    05-01-18                    6.00%    $  5,559,282         $     5,632,682
Federal Natl Mtge Assn #725719
    07-01-33                    4.84        3,406,911(m)            3,306,135
Federal Natl Mtge Assn #725737
    08-01-34                    4.53        3,189,196(m)            3,161,226
Federal Natl Mtge Assn #725773
    09-01-34                    5.50       19,592,166              19,269,756
Federal Natl Mtge Assn #725813
    12-01-33                    6.50        7,949,751               8,088,509
Federal Natl Mtge Assn #726940
    08-01-23                    5.50           66,537                  65,597
Federal Natl Mtge Assn #730153
    08-01-33                    5.50          646,217                 636,227
Federal Natl Mtge Assn #730231
    08-01-23                    5.50        6,991,298               6,933,400
Federal Natl Mtge Assn #731075
    07-01-18                    5.50          153,710                 153,519
Federal Natl Mtge Assn #731417
    09-01-18                    5.50        1,827,274               1,825,192
Federal Natl Mtge Assn #732094
    08-01-18                    5.50          114,367                 114,264
Federal Natl Mtge Assn #735057
    01-01-19                    4.50        4,651,479               4,480,770
Federal Natl Mtge Assn #737330
    09-01-18                    5.50        1,411,387               1,409,541
Federal Natl Mtge Assn #742840
    10-01-18                    5.50        1,299,327               1,297,620
Federal Natl Mtge Assn #743262
    10-01-18                    5.00        2,962,170               2,909,198
Federal Natl Mtge Assn #743455
    10-01-18                    5.50        4,710,904               4,704,409
Federal Natl Mtge Assn #745563
    08-01-34                    5.50       16,269,970              16,018,457
Federal Natl Mtge Assn #747584
    11-01-28                    5.50        4,148,079               4,093,504
Federal Natl Mtge Assn #753919
    12-01-33                    4.94        3,616,869(m)            3,540,703
Federal Natl Mtge Assn #756844
    02-01-19                    5.00        2,345,916               2,300,783
Federal Natl Mtge Assn #759342
    01-01-34                    6.50          824,148                 841,812
Federal Natl Mtge Assn #761031
    01-01-34                    5.00          504,218                 484,371
Federal Natl Mtge Assn #765758
    02-01-19                    5.00        2,850,010               2,798,661
Federal Natl Mtge Assn #765760
    02-01-19                    5.00          285,616                 280,470
Federal Natl Mtge Assn #776962
    04-01-29                    5.00        9,168,451               8,807,554
Federal Natl Mtge Assn #776987
    04-01-29                    5.00          306,104                 294,054
Federal Natl Mtge Assn #811114
    02-01-35                    5.50       22,880,973              22,465,871
Federal Natl Mtge Assn #837258
    09-01-35                    4.92        2,268,697(m)            2,254,064
Federal Natl Mtge Assn #845070
    12-01-35                    5.10        4,457,849(m)            4,426,388

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   153

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #878661
    02-01-36                    5.50%    $ 16,662,916         $    16,292,166
Federal Natl Mtge Assn #881629
    02-01-36                    5.50       11,977,502              11,711,003
Federal Natl Mtge Assn #883201
    07-01-36                    6.50        4,080,361               4,142,672
Federal Natl Mtge Assn #885871
    06-01-36                    7.00        5,916,505               6,074,463
Federal Natl Mtge Assn #886461
    08-01-36                    6.20        5,972,189(m)            6,033,762
Federal Natl Mtge Assn #887096
    07-01-36                    5.83       13,316,445(m)           13,357,359
Federal Natl Mtge Assn #887589
    07-01-36                    6.50        8,420,017               8,548,598
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-24 Cl PI
    12-25-12                   13.29          754,987(l)               23,402
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-71 Cl IM
    12-25-31                   10.63        1,908,837(l)              355,156
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2004-84 Cl GI
    12-25-22                    9.25        1,772,806(l)              267,454
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 367 Cl 2
    01-25-36                    9.07       13,616,343(l)            3,440,576
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-133 Cl GB
    12-25-26                    8.00        1,658,749               1,762,071
Govt Natl Mtge Assn #604708
    10-15-33                    5.50        4,032,786               3,998,737
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                   11.80        3,468,452(l)              652,849
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                   16.24          761,217(l)               84,892
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-9 Cl 2A1B
    10-19-46                    5.70       18,250,000(e)           18,250,000
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    5.67        6,744,683(m)            6,751,369

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-3 Cl B1
    06-19-36                    6.49%    $  2,999,309(m)      $     3,020,398
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 2A1B
    07-19-46                    5.56        3,820,535(m)            3,819,855
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-8 Cl 2A1B
    08-21-46                    5.58       14,760,000(m)           14,760,000
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50       81,798,350(l)              830,765
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-AR25 Cl 1A21
    12-25-35                    5.88        5,566,978(m)            5,563,933
IndyMac Index Nim
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl N1
    06-25-46                    6.65        2,481,254(d)            2,481,254
Lehman XS Net Interest Margin Nts
  Collateralized Mtge Obligation
  Series 2006-2N Cl A1
    02-27-46                    7.00        1,112,616(d)            1,113,312
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00        3,603,955               3,502,605
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00        2,481,226               2,401,851
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00        3,372,497               3,266,769
Rali NIM
  Collateralized Mtge Obligation
  Series 2006-QO4 Cl N1
    04-25-46                    6.05        1,633,626(d)            1,632,605
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QO6 Cl A2
    06-25-46                    5.55       15,344,707(b)           15,349,276
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QS3 Cl 1A10
    03-25-36                    6.00        4,660,529               4,706,832
Sequoia Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl A2
    02-25-36                    6.17        6,346,338               6,417,544

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 4A1
    06-25-36                    5.99%    $  8,225,322(m)      $     8,181,625
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50        6,658,118               6,485,656
TBW Mtge Backed Pass Through Ctfs
  Collateralized Mtge Obligation
  Series 2006-2 Cl 6A1
    07-25-36                    7.00        7,661,139               7,864,806
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Ctfs
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.10       33,445,686(l)              338,376
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.06        4,425,000(m)            4,333,853
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50        2,386,785               2,262,911
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR14 Cl 2A1
    12-25-35                    5.30        8,012,525(m)            7,931,469
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.51        2,683,206(m)            2,684,383
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR8 Cl 2AB1
    07-25-45                    5.57        6,354,636(m)            6,357,158
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00        9,696,058               9,146,776
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50        7,773,099                7,578,771
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl 5A1
    03-25-36                    5.11        9,763,686(e,m)          9,631,323
                                                              ---------------
Total                                                           1,037,933,227
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

154   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

-------------------------------------------------------------------------------
BONDS (CONTINUED)
-------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
AEROSPACE & DEFENSE (0.1%)
DRS Technologies
    02-01-16                    6.63%    $    660,000         $       641,850
L-3 Communications
    06-15-12                    7.63          490,000                 499,800
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38          615,000                 591,938
                                                              ---------------
Total                                                               1,733,588
-----------------------------------------------------------------------------

AUTOMOTIVE (--%)
GMAC LLC
    09-15-11                    6.88          480,000                 472,742
-----------------------------------------------------------------------------

BANKING (1.4%)
Banknorth Group
  Sr Nts
    05-01-08                    3.75        3,405,000               3,319,807
Landsbanki Islands
    08-25-11                    6.10        7,400,000(c,d)          7,414,541
Popular North America
  Sr Nts
    10-01-08                    3.88       16,590,000              16,060,547
Wells Fargo Bank
  Sub Nts
    08-26-36                    5.95        6,595,000               6,641,099
                                                              ---------------
Total                                                              33,435,994
-----------------------------------------------------------------------------

BROKERAGE (--%)
LaBranche & Co
  Sr Nts
    05-15-12                   11.00          605,000                 648,863
-----------------------------------------------------------------------------

CHEMICALS (0.1%)
Airgas
    10-01-11                    9.13          800,000                 835,000
Georgia Gulf
  Sr Nts
    12-15-13                    7.13          110,000                 103,950
                                                              ---------------
Total                                                                 938,950
-----------------------------------------------------------------------------

ELECTRIC (2.8%)
Aquila Canada Finance
    06-15-11                    7.75          645,000(c)              675,638
Arizona Public Service
    05-15-15                    4.65        9,620,000               8,736,748
CMS Energy
  Sr Nts
    01-15-09                    7.50          860,000                 883,650
Commonwealth Edison
  1st Mtge
    04-15-15                    4.70        1,440,000               1,332,746
    08-15-16                    5.95        1,895,000               1,904,655
Consumers Energy
  1st Mtge
    02-15-12                    5.00        1,420,000               1,377,029
    02-15-17                    5.15        1,670,000(j)            1,577,849

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80%    $  6,295,000         $     6,194,060
Dynegy Holdings
    05-15-18                    7.13           65,000                  57,363
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38          260,000(d)              256,100
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50          470,000(d)              470,000
Exelon
    06-15-10                    4.45        7,800,000               7,517,717
Florida Power
  1st Mtge
    07-15-11                    6.65        1,650,000               1,734,594
IPALCO Enterprises
  Secured
    11-14-08                    8.38          265,000                 273,613
    11-14-11                    8.63        1,765,000               1,892,963
Midwest Generation LLC
  Series B
    01-02-16                    8.56          107,689                 114,420
Northern States Power
  Sr Nts
    08-01-09                    6.88        5,240,000               5,429,379
NRG Energy
    02-01-14                    7.25          575,000                 567,813
Ohio Edison
    06-15-09                    5.65        4,960,000(d)            4,963,720
Ohio Edison
  Sr Nts
    05-01-15                    5.45          785,000                 764,836
PacifiCorp
  1st Mtge
    06-15-35                    5.25        1,760,000               1,596,017
PSI Energy
    10-15-35                    6.12        7,335,000               7,199,566
Sierra Pacific Power
    05-15-16                    6.00        2,275,000(d)            2,258,131
Southern California Edison
  1st Mtge
    04-01-35                    5.75        1,500,000               1,457,343
Virginia Electric & Power
  Sr Nts Series A
    03-01-13                    4.75        4,865,000               4,632,205
Xcel Energy
  Sr Nts
    07-01-08                    3.40          330,000                 318,255
                                                              ---------------
Total                                                              64,186,410
-----------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit
    07-01-15                    9.30        2,497,893(i)            2,597,808
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
FOOD AND BEVERAGE (1.1%)
Cadbury Schweppes US Finance LLC
    10-01-08                    3.88%    $  5,165,000(d)      $     5,005,727
    10-01-13                    5.13        4,310,000(d)            4,154,237
Cott Beverages USA
    12-15-11                    8.00        1,005,000               1,017,563
Kraft Foods
    06-01-12                    6.25        4,020,000               4,164,189
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63       10,810,000              10,874,103
                                                              ---------------
Total                                                              25,215,819
-----------------------------------------------------------------------------

GAMING (0.1%)
MGM MIRAGE
    10-01-09                    6.00          355,000                 345,681
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88          370,000                 336,700
Mohegan Tribal Gaming Authority
    02-15-15                    6.88          235,000                 224,425
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13          290,000                 276,588
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00          380,000                 391,874
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38          155,000(d)              163,913
                                                              ---------------
Total                                                               1,739,181
-----------------------------------------------------------------------------

GAS PIPELINES (0.4%)
ANR Pipeline
    03-15-10                    8.88          880,000                 923,161
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95          295,000                 277,500
    11-15-15                    6.80          645,000                 639,238
Southern Natural Gas
    03-15-10                    8.88          410,000                 430,109
Southern Star Central
    03-01-16                    6.75          760,000(d)              745,750
Southern Star Central Gas Pipeline
    06-01-16                    6.00        3,635,000(d)            3,639,543
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00          910,000                 929,338
Transcontinental Gas Pipe Line
  Sr Nts
    04-15-16                    6.40          546,000(d)              531,668
Williams Companies
  Sr Nts
    07-15-19                    7.63        1,599,000               1,622,985
                                                              ---------------
Total                                                               9,739,292
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   155

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
HEALTH CARE (0.5%)
Cardinal Health
    07-15-08                    6.25%    $    955,000         $       967,023
    06-15-15                    4.00        6,945,000               6,116,114
    12-15-17                    5.85        3,080,000(j)            3,059,623
Omnicare
  Sr Sub Nts
    12-15-13                    6.75          850,000                 816,000
    12-15-15                    6.88          540,000                 516,375
Triad Hospitals
  Sr Nts
    05-15-12                    7.00          435,000                 427,388
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00          550,000                 525,250
                                                              ---------------
Total                                                              12,427,773
-----------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.5%)
UnitedHealth Group
  Sr Unsecured
    03-15-11                    5.25       11,750,000              11,684,494
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Devon Financing
    09-30-11                    6.88        7,125,000               7,555,970
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25          155,000                 145,700
EXCO Resources
    01-15-11                    7.25          990,000                 962,775
Pioneer Natural Resources
    05-01-18                    6.88        1,755,000               1,732,887
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88          955,000                 890,829
Range Resources
    03-15-15                    6.38          295,000                 281,725
Stone Energy
  Sr Nts
    07-15-10                    8.24          595,000(b,d)            589,050
XTO Energy
    01-31-15                    5.00        2,065,000               1,956,253
XTO Energy
  Sr Unsecured
    06-30-15                    5.30        5,130,000               4,954,446
                                                              ---------------
Total                                                              19,069,635
-----------------------------------------------------------------------------

INTEGRATED ENERGY (--%)
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50           80,000                  80,800
-----------------------------------------------------------------------------

LIFE INSURANCE (0.2%)
Prudential Financial
    09-20-14                    5.10        4,740,000               4,581,385
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
LODGING (--%)
ITT
    11-15-15                    7.38%    $    495,000         $       527,175
-----------------------------------------------------------------------------

MEDIA CABLE (0.3%)
Comcast
    06-15-16                    4.95        6,895,000               6,359,493
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                    8.38          320,000                 336,000
Videotron Ltee
    01-15-14                    6.88          855,000(c)              838,969
                                                              ---------------
Total                                                               7,534,462
-----------------------------------------------------------------------------

MEDIA NON CABLE (0.4%)
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50          335,000                 343,375
Gray Television
    12-15-11                    9.25           25,000                  26,000
Lamar Media
    01-01-13                    7.25          216,000                 214,380
    08-15-15                    6.63          549,000                 514,688
News America
    12-15-35                    6.40        6,685,000               6,405,921
Radio One
  Series B
    07-01-11                    8.88          535,000                 543,025
Sun Media
    02-15-13                    7.63          400,000(c)              406,000
                                                              ---------------
Total                                                               8,453,389
------------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Pride Intl
  Sr Nts
    07-15-14                    7.38          520,000                 529,100
-----------------------------------------------------------------------------

OTHER INDUSTRY (--%)
ARAMARK Services
    12-01-06                    7.10          500,000                 501,031
-----------------------------------------------------------------------------

PAPER (--%)
Boise Cascade LLC
    10-15-14                    7.13           40,000                  37,200
Georgia-Pacific
    06-15-15                    7.70          300,000                 297,375
                                                              ---------------
Total                                                                 334,575
-----------------------------------------------------------------------------

PROPERTY & CASUALTY (0.1%)
Willis North America
    07-15-15                    5.63        1,250,000               1,182,729
-----------------------------------------------------------------------------

RETAILERS (1.2%)
CVS
    09-15-09                    4.00        5,730,000               5,511,223
    09-15-14                    4.88        4,920,000               4,646,266
CVS
  Sr Unsecured
    08-15-11                    5.75        5,805,000               5,856,839
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
RETAILERS (CONT.)
May Department Stores
    07-15-09                    4.80%    $  9,475,000         $     9,313,270
    07-15-34                    6.70        1,970,000               1,972,254
United Auto Group
    03-15-12                    9.63          490,000                 515,725
                                                              ---------------
Total                                                              27,815,577
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.4%)
Avis Budget Car Rental LLC/Finance
  Sr Nts
    05-15-14                    7.63          105,000(d)               99,750
Erac USA Finance
    11-15-15                    5.90          840,000(d)              836,664
    11-01-16                    6.20        2,690,000(d)            2,733,244
FedEx
    08-15-09                    5.50        6,340,000               6,372,550
                                                              ---------------
Total                                                              10,042,208
-----------------------------------------------------------------------------

WIRELESS (1.2%)
American Tower
  Sr Nts
    10-15-12                    7.13          160,000                 162,000
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95       27,105,000              26,351,888
Rogers Wireless
  Secured
    03-01-14                    6.38          555,000(c)              543,900
Windstream
  Sr Nts
    08-01-16                    8.63          740,000(d)              782,550
                                                              ---------------
Total                                                              27,840,338
-----------------------------------------------------------------------------

WIRELINES (3.8%)
BellSouth
  Sr Unsecured
    11-15-12                    4.75        3,590,000               3,400,778
Qwest
    03-15-12                    8.88          695,000                 752,338
Qwest
  Sr Nts
    10-01-14                    7.50          730,000(d)              743,688
Sprint Capital
    03-15-32                    8.75        3,480,000               4,219,737
Telecom Italia Capital
    10-01-15                    5.25       19,495,000(c)           18,222,600
TELUS
    06-01-11                    8.00       23,240,000(c)           25,556,563
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75          160,000                 168,800
Verizon Pennsylvania
  Series A
    11-15-11                    5.65       35,458,000              35,321,132
                                                              ---------------
Total                                                              88,385,636
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $2,343,569,467)                                        $ 2,338,309,802
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

156   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (15.0%)(h)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Bear Stearns Companies
    09-12-06                    5.27%    $ 46,000,000         $    45,919,346
    09-25-06                    5.28       15,000,000              14,945,208
Bryant Park Funding LLC
    09-22-06                    5.28       45,000,000(k)           44,855,349
Deer Valley Funding LLC
    09-26-06                    5.30       20,000,000              19,923,733
Ebury Finance LLC
    09-01-06                    5.28        7,100,000               7,098,959
    09-13-06                    5.29       75,000,000              74,857,003
    09-14-06                    5.31       20,000,000              19,958,777

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER (CONT.)
Fairway Finance
    09-13-06                    5.27%    $ 50,000,000(k)      $    49,905,027
Park Granada LLC
    09-01-06                    5.30        8,600,000(k)            8,598,734
    09-12-06                    5.29       15,000,000(k)           14,973,600
Park Sienna LLC
    09-01-06                    5.30       30,000,000(k)           29,995,583
    09-20-06                    5.33       18,210,000(k)           18,156,281
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $349,238,881)                                          $   349,187,600
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,692,808,348)(p)                                     $ 2,687,497,402
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 2.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $83,826,386 or 3.6% of net assets.

(e) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $286,424,577.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(h) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. See Note 6 to the financial statements. 12.5% of net assets is the Fund's cash equivalent position.

(i) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

      SECURITY                           ACQUISITION                     COST
                                            DATE
      ------------------------------------------------------------------------
      United Artists Theatre Circuit
        9.30% 2015                         12-08-95           $     2,497,893

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, Dec. 2006, 20-year                      $    28,400,000
      U.S. Treasury Note, Dec. 2006, 5-year                        99,200,000
      U.S. Treasury Note, Dec. 2006, 10-year                       81,900,000

      SALE CONTRACTS
      U.S. Treasury Note, Dec. 2006, 2-year                        22,400,000

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $166,484,574 or 7.2% of net assets.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   157

RiverSource VP - Diversified Bond Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(l) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2006.

(m) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA -- MBIA Insurance Corporation

(o) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(p) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $2,689,796,975 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    12,131,742
      Unrealized depreciation                                     (14,431,315)
      ------------------------------------------------------------------------
      Net unrealized depreciation                             $    (2,299,573)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

158   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Diversified Equity Income Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (98.0%)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
AEROSPACE & DEFENSE (1.9%)
Goodrich                                      272,642         $    10,619,406
Honeywell Intl                                552,052              21,375,453
United Technologies                           350,503              21,980,043
                                                              ---------------
Total                                                              53,974,902
-----------------------------------------------------------------------------

AIRLINES (0.5%)
AMR                                           418,622(b)            8,644,544
Continental Airlines Cl B                     167,000(b)            4,190,030
US Airways Group                               66,554(b)            2,811,907
                                                              ---------------
Total                                                              15,646,481
-----------------------------------------------------------------------------.

AUTO COMPONENTS (0.1%)
Ballard Power Systems                         374,800(b,c,d)        2,312,516
-----------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Ford Motor                                  1,382,584              11,572,228
General Motors                                324,460(d)            9,467,743
                                                              ---------------
Total                                                              21,039,971
-----------------------------------------------------------------------------

BEVERAGES (0.5%)
Coca-Cola                                     320,249              14,350,358
-----------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                     2,517                 176,542
-----------------------------------------------------------------------------

CAPITAL MARKETS (1.7%)
Bank of New York                              575,450              19,421,438
Lehman Brothers Holdings                       75,200               4,798,512
Merrill Lynch & Co                            222,200              16,338,366
Morgan Stanley                                125,800               8,276,382
                                                              ---------------
Total                                                              48,834,698
-----------------------------------------------------------------------------

CHEMICALS (2.3%)
Air Products & Chemicals                      126,200               8,365,798
Arkema ADR                                      6,641(b,c)            258,680
Dow Chemical                                  626,300              23,880,819
EI du Pont de
  Nemours & Co                                868,007              34,694,239
                                                              ---------------
Total                                                              67,199,536
-----------------------------------------------------------------------------

COMMERCIAL BANKS (1.5%)
US Bancorp                                    371,600              11,917,212
Wachovia                                      354,400              19,360,872
Wells Fargo & Co                              376,800              13,093,800
                                                              ---------------
Total                                                              44,371,884
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.9%)
Pitney Bowes                                  125,500               5,470,545
RR Donnelley & Sons                           243,000               7,878,060
Waste Management                              362,000              12,409,360
                                                              ---------------
Total                                                              25,757,965
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
Hewlett-Packard                               807,430              29,519,641
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                         141,984         $    12,270,257
Insituform Technologies Cl A                  124,700(b)            2,861,865
                                                              ---------------
Total                                                              15,132,122
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Hanson ADR                                    210,984(c)           13,291,992
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
Capital One Financial                         133,800               9,780,780
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Packaging Corp of America                     230,000               5,322,200
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.4%)
Bank of America                             1,882,373              96,885,738
Citigroup                                   1,742,700              86,002,245
                                                              ---------------
Total                                                             182,887,983
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.4%)
AT&T                                        2,321,520              72,268,918
BellSouth                                     929,874              37,864,469
BT Group                                    3,791,125(c)           17,792,169
Embarq                                        306,691(b)           14,460,481
Telefonos de Mexico
  ADR Series L                              1,623,094(c)           39,181,489
Verizon Communications                        865,538              30,449,627
                                                              ---------------
Total                                                             212,017,153
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (2.2%)
Edison Intl                                   130,800               5,708,112
Exelon                                        211,200              12,878,976
FirstEnergy                                   152,600               8,707,356
FPL Group                                     543,190              24,144,796
PPL                                           101,900               3,563,443
Southern                                      221,200               7,580,524
                                                              ---------------
Total                                                              62,583,207
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ABB ADR                                       554,443(c)            7,396,269
Cooper Inds Cl A                              118,129               9,672,402
Energy Conversion Devices                      65,017(b)            2,278,846
FuelCell Energy                               194,400(b,d)          1,893,456
Hubbell Cl B                                   71,995               3,347,768
Plug Power                                    326,900(b,d)          1,549,506
                                                              ---------------
Total                                                              26,138,247
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.7%)
Baker Hughes                                  576,609              41,043,029
GlobalSantaFe                                 290,566              14,301,659
Halliburton                                 1,289,003              42,047,277
Schlumberger                                  519,366              31,837,136
Tidewater                                     721,600              34,355,376
                                                              ---------------
Total                                                             163,584,477
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Wal-Mart Stores                               294,088              13,151,615
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (1.6%)
Cardinal Health                                63,278         $     4,266,203
Caremark Rx                                   154,977               8,979,367
CIGNA                                          84,300               9,531,801
Tenet Healthcare                              998,400(b)            7,867,392
UnitedHealth Group                            310,046              16,106,890
                                                              ---------------
Total                                                              46,751,653
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Royal Caribbean Cruises                       466,800              17,028,864
Wyndham Worldwide                             158,125(b)            4,626,749
                                                              ---------------
Total                                                              21,655,613
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Whirlpool                                     262,400              21,230,784
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (5.3%)
3M                                            304,200              21,811,140
General Electric                            1,244,720              42,395,163
McDermott Intl                              1,483,703(b)           71,514,484
Textron                                       160,138              13,429,173
Tomkins ADR                                   209,947(c,d)          4,599,939
                                                              ---------------
Total                                                             153,749,899
-----------------------------------------------------------------------------

INSURANCE (16.0%)
ACE                                           979,500(c)           52,755,870
Allstate                                      565,552              32,768,083
American Intl Group                           453,745              28,958,006
Aon                                           672,200              23,237,954
Axis Capital Holdings                         472,000(c)           15,306,960
Endurance Specialty
  Holdings                                    510,910(c)           16,487,066
Hartford Financial
  Services Group                               76,900               6,602,634
Lincoln Natl                                  427,736              25,963,575
Loews                                       1,072,065              41,253,061
Marsh & McLennan
  Companies                                 1,191,034              31,157,449
Montpelier Re Holdings                        775,710(c)           14,001,566
PartnerRe                                     139,652(c)            8,979,624
RenaissanceRe Holdings                        305,624(c)           15,739,636
Safeco                                        271,262              15,654,530
St. Paul Travelers
  Companies                                 1,345,421              59,063,983
Torchmark                                     222,600              13,847,946
UnumProvident                                 325,992               6,177,548
XL Capital Cl A                               741,666(c)           48,682,956
                                                              ---------------
Total                                                             456,638,447
-----------------------------------------------------------------------------

IT SERVICES (1.1%)
Computer Sciences                             254,000(b)           12,034,520
Electronic Data Systems                       866,741              20,654,438
                                                              ---------------
Total                                                              32,688,958
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Eastman Kodak                                 591,957(d)           12,590,925
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   159

RiverSource VP - Diversified Equity Income Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
MACHINERY (6.1%)
Caterpillar                                   949,123         $    62,974,310
Deere & Co                                    392,267              30,636,053
Eaton                                         223,324              14,851,046
Illinois Tool Works                           548,724              24,088,984
Ingersoll-Rand Cl A                           815,281(c)           30,996,984
Parker Hannifin                               162,063              12,000,765
                                                              ---------------
Total                                                             175,548,142
-----------------------------------------------------------------------------

MEDIA (1.2%)
CBS Cl B                                      403,215              11,511,788
Gannett                                       174,900               9,943,065
Time Warner                                   498,400               8,283,408
Viacom Cl B                                   152,600(b)            5,539,380
                                                              ---------------
Total                                                              35,277,641
-----------------------------------------------------------------------------

METALS & MINING (0.5%)
Alcoa                                         414,415              11,848,125
Compass Minerals Intl                          76,843               2,054,013
                                                              ---------------
Total                                                              13,902,138
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Federated Department Stores                   232,200               8,818,956
-----------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
Dominion Resources                            176,162              14,073,582
Duke Energy                                   280,200               8,406,000
NiSource                                      512,800              10,855,976
                                                              ---------------
Total                                                              33,335,558
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.8%)
Anadarko Petroleum                            136,300               6,393,833
BP ADR                                        252,889(c)           17,209,096
Chevron                                       741,418              47,747,307
ConocoPhillips                                607,030              38,503,913
EnCana                                        127,137(c)            6,705,205
Exxon Mobil                                   892,160              60,372,468
Marathon Oil                                  548,800              45,824,800
Petroleo Brasileiro ADR                       228,917(c)           20,524,698
Pioneer Natural Resources                     243,100              10,139,701
Repsol YPF ADR                                361,600(c)           10,385,152
Total ADR                                     248,300(c)           16,742,869
                                                              ---------------
Total                                                             280,549,042
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.3%)
Abitibi-Consolidated                          597,000(c)            1,611,900
Intl Paper                                    696,443              24,215,323
MeadWestvaco                                   26,400                 674,520
Weyerhaeuser                                  153,872               9,540,064
                                                              ---------------
Total                                                              36,041,807
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
PHARMACEUTICALS (6.6%)
Abbott Laboratories                           331,058         $    16,122,525
Bristol-Myers Squibb                          494,000              10,744,500
Eli Lilly & Co                                238,400              13,333,712
Merck & Co                                    867,099              35,160,864
Pfizer                                      3,228,552              88,978,893
Wyeth                                         522,069              25,424,760
                                                              ---------------
Total                                                             189,765,254
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Starwood Hotels &
  Resorts Worldwide                           127,000               6,764,020
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Realogy                                       197,707(b)            4,230,924
-----------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Burlington Northern
  Santa Fe                                    258,486              17,305,638
Union Pacific                                 172,591              13,867,687
                                                              ---------------
Total                                                              31,173,325
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Intel                                         400,955               7,834,661
-----------------------------------------------------------------------------

SOFTWARE (1.1%)
Microsoft                                   1,270,546              32,640,327
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Home Depot                                    625,288              21,441,126
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Fannie Mae                                    885,956              46,645,583
Washington Mutual                              41,400               1,734,246
                                                              ---------------
Total                                                              48,379,829
-----------------------------------------------------------------------------

TOBACCO (3.4%)
Altria Group                                  781,617              65,288,468
Loews - Carolina Group                        590,031(g)           33,785,175
                                                              ---------------
Total                                                              99,073,643
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel                               1,280,061              21,658,632
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $2,524,202,614)                                        $ 2,818,815,574
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
PREFERRED STOCKS (0.2%)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
Schering-Plough
  6.00% Cv                                     90,800         $     4,846,268
-----------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $4,618,602)                                            $     4,846,268
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (0.7%)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
Qwest Communications Intl
  Sr Unsecured
    11-15-25                    3.50%    $ 11,672,000         $    19,149,784
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $11,672,000)                                           $    19,149,784
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.9%)(e)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                    5.28%    $ 20,000,000         $    19,997,067
Bryant Park Funding LLC
    09-22-06                    5.28       10,000,000(f)            9,967,855
Deer Valley Funding LLC
    09-06-06                    5.33       10,000,000               9,991,117
    09-26-06                    5.30       15,000,000              14,942,800
Gemini Securitization
    09-01-06                    5.27       29,700,000(f)           29,695,652
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $84,606,914)                                           $    84,594,491
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,625,100,130)(h)                                     $ 2,927,406,117
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

160   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 12.5% of net assets.

(d) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.8% of net assets. See Note 6 to the financial statements. 2.1% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $39,663,507 or 1.4% of net assets.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $2,629,840,605 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $   358,888,370
      Unrealized depreciation                                     (61,322,858)
      -----------------------------------------------------------------------
      Net unrealized appreciation                             $   297,565,512
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   161

INVESTMENTS IN SECURITIES

RiverSource VP - Emerging Markets Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (96.1%)(c)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
ARGENTINA (1.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (--%)
Telecom Argentina ADR                              14(b)      $           193
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.2%)
IRSA Inversiones y
  Representaciones GDR                        418,902(b)            4,943,043
-----------------------------------------------------------------------------

BERMUDA (0.9%)
MEDIA
Central European Media
  Enterprises Series A                         59,890(b)            3,712,282
-----------------------------------------------------------------------------

BRAZIL (18.2%)
AIRLINES (2.5%)
GOL Linhas Aereas
  Inteligentes ADR                            156,295               5,456,258
Tam ADR                                       169,624(b)            5,275,306
                                                              ---------------
Total                                                              10,731,564
-----------------------------------------------------------------------------

BEVERAGES (0.9%)
AmBev ADR                                      83,306               3,737,106
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
American BankNote                             347,200               2,703,142
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.3%)
CSU Cardsystem                                264,621(b)            1,337,292
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
Cyrela Brazil Realty                          371,100               6,539,665
Gafisa                                         49,600(b)              647,459
                                                              ---------------
Total                                                               7,187,124
-----------------------------------------------------------------------------

INSURANCE (0.1%)
Porto Seguro                                   18,470                 391,788
-----------------------------------------------------------------------------

METALS & MINING (4.0%)
Companhia Vale do
  Rio Doce ADR                                804,233              17,242,756
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.9%)
Petroleo Brasileiro ADR                       255,081              20,993,967
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Aracruz Celulose ADR                            7,683                 398,978
-----------------------------------------------------------------------------

ROAD & RAIL (1.7%)
Localiza Rent A Car                           344,145               7,170,089
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.4%)
TIM Participacoes ADR                         199,833               5,863,100
-----------------------------------------------------------------------------

CANADA (0.5%)
METALS & MINING
Aur Resources                                  16,800                 312,480
Corriente Resources                           407,000(b)            1,978,626
                                                              ---------------
Total                                                               2,291,106
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
CHILE (1.2%)
COMMERCIAL BANKS (0.4%)
Banco Santander Chile ADR                      41,116         $     1,791,013
-----------------------------------------------------------------------------

METALS & MINING (0.8%)
Antofagasta                                   397,400               3,522,017
-----------------------------------------------------------------------------

CHINA (4.2%)
INSURANCE (1.0%)
China Life Insurance
  Series H                                  2,386,000               4,233,815
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.9%)
China Shenhua Energy
  Series H                                  1,803,000               3,190,043
PetroChina Series H                         8,198,000               9,244,636
                                                              ---------------
Total                                                              12,434,679
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.3%)
Greentown China Holdings                    1,080,000(b)            1,266,488
-----------------------------------------------------------------------------

COLOMBIA (0.9%)
COMMERCIAL BANKS
Bancolombia ADR                               128,368               3,735,509
-----------------------------------------------------------------------------

HONG KONG (5.0%)
INTERNET SOFTWARE & SERVICES (0.5%)
Huabao Intl Holdings                        6,865,000(b)            2,339,207
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Lee & Man Paper Mfg                         1,508,000               2,544,002
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
China Overseas Land
  & Investment                              5,654,000               3,889,483
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Prime Success Intl Group                    3,683,066               2,026,915
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.5%)
China Mobile                                1,594,500              10,722,808
-----------------------------------------------------------------------------

HUNGARY (1.6%)
OIL, GAS & CONSUMABLE FUELS (0.9%)
MOL Magyar Olaj-es Gazipari                    40,408               4,101,670
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.7%)
Gedeon Richter                                 13,196               2,819,632
-----------------------------------------------------------------------------

INDIA (3.1%)
ELECTRICAL EQUIPMENT (1.8%)
Bharat Heavy Electricals                       47,316               2,298,823
Suzlon Energy                                 197,663               5,111,736
                                                              ---------------
Total                                                               7,410,559
-----------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Bajaj Hindusthan                              361,463               2,332,470
-----------------------------------------------------------------------------

IT SERVICES (0.8%)
Satyam Computer Services                      189,793               3,296,678
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
INDONESIA (2.1%)
AUTOMOBILES (0.9%)
PT Astra Intl                               3,346,500         $     4,091,436
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Telekomunikasi
  Indonesia ADR                                81,451               2,849,970
-----------------------------------------------------------------------------

MACHINERY (0.5%)
United Tractors                             3,178,609               2,013,107
-----------------------------------------------------------------------------

LUXEMBOURG (1.7%)
ENERGY EQUIPMENT & SERVICES (1.0%)
Tenaris ADR                                   115,641               4,245,181
-----------------------------------------------------------------------------

METALS & MINING (0.7%)
Ternium ADR                                   122,593(b)            3,090,570
-----------------------------------------------------------------------------

MEXICO (9.2%)
COMMERCIAL BANKS (0.5%)
Grupo Financiero
  Banorte Cl O                                730,200               2,141,742
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.1%)
CEMEX ADR                                     163,991(b)            4,737,700
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
AXTEL Series CPO                            1,993,525(b)            3,965,123
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Wal-Mart de Mexico
  Series V                                  1,251,400               4,266,919
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
Corporacion GEO Series B                      786,600(b)            3,199,753
-----------------------------------------------------------------------------

MEDIA (1.0%)
Grupo Televisa ADR                            221,353               4,214,561
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.0%)
America Movil ADR Series L                    444,380              16,579,819
-----------------------------------------------------------------------------

NETHERLANDS (0.5%)
BEVERAGES
Efes Breweries Intl GDR                        61,858(b,d,e)        2,087,708
-----------------------------------------------------------------------------

PANAMA (0.7%)
AIRLINES
Copa Holdings Cl A                             98,908               2,899,983
-----------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.5%)
REAL ESTATE MANAGEMENT & DEVELOPMENT
Ayala Land                                  7,930,940               2,109,708
-----------------------------------------------------------------------------

RUSSIA (14.9%)
COMMERCIAL BANKS (1.4%)
Sberbank                                        2,670               5,793,900
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

162   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                       SHARES                   VALUE(a)
RUSSIA (CONT.)
ELECTRIC UTILITIES (2.5%)
Sayano-Shushenskaya
  Hydro-Power Station                       1,238,485(b)      $      1,093,648
Unified Energy System ADR                     129,356                9,527,069
                                                              ---------------
Total                                                               10,620,717
------------------------------------------------------------------------------

MEDIA (0.8%)
CTC Media                                     150,334(b)             3,454,675
------------------------------------------------------------------------------

METALS & MINING (1.0%)
MMC Norilsk Nickel ADR                         31,286                4,270,539
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.1%)
Gazprom ADR                                   361,263               17,015,488
LUKOIL ADR                                    170,042               14,062,473
Surgutneftegaz ADR                             53,531                4,068,356
                                                              ----------------
Total                                                               35,146,317
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Mobile Telesystems ADR                        124,509                4,557,029
------------------------------------------------------------------------------

SINGAPORE (1.1%)
INDUSTRIAL CONGLOMERATES
Keppel                                        490,000                4,671,115
------------------------------------------------------------------------------

SOUTH AFRICA (9.8%)
FOOD & STAPLES RETAILING (1.0%)
Massmart Holdings                             536,577                4,100,216
------------------------------------------------------------------------------

MEDIA (1.2%)
Naspers Series N                              305,697                5,277,215
------------------------------------------------------------------------------

METALS & MINING (4.5%)
Anglo Platinum                                 50,226                5,627,095
Impala Platinum Holdings                       73,087               13,528,999
                                                              ----------------
Total                                                               19,156,094
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.6%)
Sasol                                         199,534                6,916,736
------------------------------------------------------------------------------

SPECIALTY RETAIL (1.5%)
Foschini                                      599,378                3,739,879
Truworths Intl                                817,021                2,596,523
                                                              ----------------
Total                                                                6,336,402
------------------------------------------------------------------------------

SOUTH KOREA (11.4%)
COMMERCIAL BANKS (1.7%)
Shinhan Financial Group                        65,100                2,936,613
Woori Finance Holdings                        210,020                4,130,466
                                                              ----------------
Total                                                                7,067,079
------------------------------------------------------------------------------

MACHINERY (2.6%)
Doosan Infracore                              179,060                3,093,024
Samsung Heavy Inds                            327,620                7,841,062
                                                              ----------------
Total                                                               10,934,086
------------------------------------------------------------------------------

METALS & MINING (1.1%)
POSCO                                          18,021                4,528,690
------------------------------------------------------------------------------

MULTILINE RETAIL (1.0%)
Hyundai Department Store                       55,128                4,290,920
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                       SHARES                  VALUE(a)
SOUTH KOREA (CONT.)
OIL, GAS & CONSUMABLE FUELS (0.8%)
SK                                             54,048         $     3,481,344
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Hynix Semiconductor                           137,023(b)            5,247,083
Samsung Electronics                            19,481              13,176,535
                                                              ---------------
Total                                                              18,423,618
-----------------------------------------------------------------------------

TAIWAN (5.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Hon Hai Precision Industry                    689,728               3,890,311
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Chong Hong Construction                       712,000               1,861,834
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
Huaku Construction                          1,080,200               1,967,404
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.7%)
MediaTek                                      196,900               1,796,096
Taiwan Semiconductor Mfg                    7,926,226              14,002,486
                                                              ---------------
Total                                                              15,798,582
-----------------------------------------------------------------------------

THAILAND (0.6%)
HEALTH CARE PROVIDERS & SERVICES
Bumrungrad Hospital                         2,560,300               2,470,345
-----------------------------------------------------------------------------

TURKEY (0.5%)
BEVERAGES
Anadolu Efes Biracilik ve
  Malt Sanayii                                 86,641               2,310,427
-----------------------------------------------------------------------------

UNITED KINGDOM (0.8%)
METALS & MINING
Kazakhmys                                     147,809               3,447,314
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $377,952,846)                                          $   410,436,664
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (1.2%)(c)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
HONG KONG
China Overseas Land & Investment
  Warrants                                    645,250(e)      $        94,583
-----------------------------------------------------------------------------

RUSSIA
Transneft                                       2,564(e)            5,179,280
-----------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $4,636,289)                                            $     5,273,863
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.7%)
-----------------------------------------------------------------------------

ISSUER                         EFFECTIVE     AMOUNT                  VALUE(a)
                                 YIELD     PAYABLE AT
                                            MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                    5.28%      $7,800,000         $     7,798,856
Deer Valley Funding LLC
    09-26-06                    5.30        4,000,000               3,984,747
Sheffield Receivables
    09-06-06                    5.25        4,000,000(f)            3,996,500
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $15,782,418)                                           $    15,780,103
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $398,371,553)(g)                                       $   431,490,630
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   163

RiverSource VP - Emerging Markets Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $2,087,708 or 0.5% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

      SECURITY                                      ACQUISITION                          COST
                                                       DATES
      ----------------------------------------------------------------------------------------
      Efes Breweries Intl GDR*                 10-15-04 thru 07-25-06              $1,924,024
      Transneft                                09-29-05 thru 03-10-06               4,636,289
      China Overseas Land & Investment
        Warrants                                      06-29-06                             --

      * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $3,996,500 or 0.9% of net assets.

(g) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $400,847,952 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                                     $40,289,221
      Unrealized depreciation                                                      (9,646,543)
      ----------------------------------------------------------------------------------------
      Net unrealized appreciation                                                 $30,642,678
      ----------------------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

164   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Fundamental Value Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (95.4%)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                     16,250         $     1,138,313
-----------------------------------------------------------------------------

AUTOMOBILES (1.9%)
Harley-Davidson                                73,720               4,313,357
-----------------------------------------------------------------------------

BEVERAGES (2.0%)
Diageo ADR                                     41,730(c)            2,983,695
Heineken Holding                               41,940(c)            1,682,710
                                                              ---------------
Total                                                               4,666,405
-----------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Morgan Stanley                                 22,500               1,480,275
State Street                                    7,370                 455,466
                                                              ---------------
Total                                                               1,935,741
-----------------------------------------------------------------------------

COMMERCIAL BANKS (6.5%)
Commerce Bancorp                               43,050               1,433,996
HSBC Holdings ADR                              79,488(c)            7,228,638
Wells Fargo & Co                              184,480               6,410,680
                                                              ---------------
Total                                                              15,073,314
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia ADR                                      29,110(c)              607,817
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.2%)
Dell                                           64,380(b)            1,451,769
Hewlett-Packard                                37,070               1,355,279
                                                              ---------------
Total                                                               2,807,048
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.4%)
Martin Marietta Materials                      20,060               1,652,141
Vulcan Materials                               20,080               1,578,489
                                                              ---------------
Total                                                               3,230,630
-----------------------------------------------------------------------------

CONSUMER FINANCE (4.4%)
American Express                              195,580              10,275,773
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.0%)
Sealed Air                                     89,100               4,621,617
-----------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.4%)
Apollo Group Cl A                              17,300(b)              868,633
H&R Block                                     112,840               2,373,025
                                                              ---------------
Total                                                               3,241,658
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (8.0%)
Citigroup                                     106,060               5,234,061
JPMorgan Chase & Co                           222,080              10,140,173
Moody's                                        51,430               3,146,487
                                                              ---------------
Total                                                              18,520,721
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean                                     26,320(b)            1,756,860
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.5%)
Costco Wholesale                              179,210               8,385,236
Wal-Mart Stores                                99,980               4,471,106
                                                              ---------------
Total                                                              12,856,342
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
FOOD PRODUCTS (0.7%)
Hershey                                        28,460         $     1,535,702
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
Cardinal Health                                35,420               2,388,016
Caremark Rx                                    56,540               3,275,928
HCA                                            22,100               1,089,972
                                                              ---------------
Total                                                               6,753,916
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas                                  6,870(c)              479,637
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Procter & Gamble                               43,380               2,685,222
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.1%)
Tyco Intl                                     360,740(c)            9,433,351
-----------------------------------------------------------------------------

INSURANCE (14.4%)
American Intl Group                           160,870              10,266,722
Aon                                            45,790               1,582,960
Berkshire Hathaway Cl B                         2,413(b)            7,730,045
Chubb                                          12,810                 642,550
Loews                                         125,070               4,812,694
Markel                                            450(b)              163,499
Principal Financial Group                      14,430                 768,253
Progressive                                   222,340               5,467,341
Sun Life Financial                              7,780(c)              320,614
Transatlantic Holdings                         30,040               1,845,057
                                                              ---------------
Total                                                              33,599,735
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.2%)
Amazon.com                                     44,200(b)            1,362,687
Expedia                                        15,970(b)              260,630
IAC/InterActiveCorp                            16,190(b)              461,091
Liberty Media Holding -
  Interactive Cl A                             36,450(b,d)            694,737
                                                              ---------------
Total                                                               2,779,145
-----------------------------------------------------------------------------

IT SERVICES (1.4%)
Iron Mountain                                  77,940(b)            3,194,761
-----------------------------------------------------------------------------

MARINE (0.3%)
Kuehne & Nagel Intl                            10,100(c)              710,291
-----------------------------------------------------------------------------

MEDIA (6.9%)
Comcast Special Cl A                          206,808(b)            7,219,668
Gannett                                        10,160                 577,596
Lagardere                                      23,850(c)            1,747,606
Liberty Media Holding -
  Capital Series A                              6,970(b,d)            601,720
News Corp Cl A                                204,700               3,895,441
NTL                                            47,890               1,268,606
WPP Group ADR                                   9,690(c)              588,280
                                                              ---------------
Total                                                              15,898,917
-----------------------------------------------------------------------------

METALS & MINING (0.4%)
BHP Billiton                                   26,970(c)              513,995
Rio Tinto                                       9,590(c)              485,125
                                                              ---------------
Total                                                                 999,120

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
OIL, GAS & CONSUMABLE FUELS (10.9%)
ConocoPhillips                                155,740         $     9,878,587
Devon Energy                                   81,130               5,069,814
EOG Resources                                  71,280               4,620,370
Occidental Petroleum                          113,220               5,773,088
                                                              ---------------
Total                                                              25,341,859
-----------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                  30,000                 861,300
-----------------------------------------------------------------------------

SOFTWARE (2.1%)
Microsoft                                     192,050               4,933,765
-----------------------------------------------------------------------------

SPECIALTY RETAIL (1.2%)
Bed Bath & Beyond                              35,700(b)            1,204,161
CarMax                                         13,000(b)              489,970
Lowe's Companies                               41,100               1,112,166
                                                              ---------------
Total                                                               2,806,297
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.9%)
Golden West Financial                          90,160               6,806,178
-----------------------------------------------------------------------------

TOBACCO (5.1%)
Altria Group                                  140,150              11,706,730
-----------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.7%)
China Merchants
  Holdings Intl                               354,689(c)            1,044,396
COSCO Pacific                                 252,760(c)              566,810
                                                              ---------------
Total                                                               1,611,206
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.6%)
SK Telecom ADR                                 51,470(c)            1,127,193
Sprint Nextel                                 155,920               2,638,166
                                                              ---------------
Total                                                               3,765,359
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $216,996,864)                                          $   220,948,087
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.5%)
------------------------------------------------------------------------------

ISSUER                       EFFECTIVE      AMOUNT                   VALUE(a)
                               YIELD      PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Chesham Finance LLC
    09-01-06                    5.28%    $  7,000,000         $     6,998,973
Fairway Finance
    09-05-06                    5.25        3,000,000(e)            2,997,812
Park Granada LLC
    09-01-06                    5.29        4,300,000(e)            4,299,369
White Pine Finance LLC
    09-01-06                    5.27        3,000,000               2,999,561
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $17,298,251)                                           $    17,295,715
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $234,295,115)(f)                                       $   238,243,802
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   165

RiverSource VP - Fundamental Value Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 12.7% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $7,297,181 or 3.1% of net assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $234,303,196 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $ 6,987,433
      Unrealized depreciation                                        (3,046,827)
      --------------------------------------------------------------------------
      Net unrealized appreciation                                   $ 3,940,606
      --------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling
      1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

166   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Global Bond Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (97.2%)(c)
------------------------------------------------------------------------------

ISSUER                         COUPON       PRINCIPAL                VALUE(a)
                                RATE         AMOUNT
AUSTRALIA (1.5%)
Commonwealth Bank of Australia
  (European Monetary Unit)
  Sr Unsub
    11-12-09                    3.38%         685,000         $       869,049
New South Wales Treasury
  (Australian Dollar)
    03-01-08                    8.00        8,330,000               6,533,045
Telstra

    04-01-12                    6.38          700,000                 714,521
Western Australia Treasury
  (Australian Dollar)
    10-16-06                    5.50        3,360,000               2,562,936
                                                              ---------------
Total                                                              10,679,551
-----------------------------------------------------------------------------

AUSTRIA (1.1%)
Republic of Austria
  (European Monetary Unit)
    01-15-10                    5.50        5,380,000               7,303,982
-----------------------------------------------------------------------------

BELGIUM (1.9%)
Kingdom of Belgium
  (European Monetary Unit)
    03-28-10                    3.00       10,680,000              13,422,614
-----------------------------------------------------------------------------

BRAZIL (0.2%)
Federative Republic of Brazil
    01-15-18                    8.00        1,465,000               1,608,570
-----------------------------------------------------------------------------

CANADA (2.9%)
Aquila Canada Finance
    06-15-11                    7.75           75,000                  78,563
Canadian Pacific Railway
  (Canadian Dollar)
    06-15-10                    4.90          395,000(d)              364,154
Govt of Canada
  (Canadian Dollar)
    09-01-06                    5.75        5,300,000               4,798,274
Province of British Columbia
  (Canadian Dollar)
    08-23-10                    6.38        7,265,000               7,109,847
Province of Ontario
  (Canadian Dollar)
    03-08-14                    5.00        3,125,000               2,957,660
Rogers Wireless
  Secured
    03-01-14                    6.38          175,000                 171,500
Sun Media
    02-15-13                    7.63          200,000                 203,000
TELUS
    06-01-11                    8.00        3,840,000               4,222,771
Videotron Ltee
    01-15-14                    6.88          315,000                 309,094
                                                              ---------------
Total                                                              20,214,863
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON       PRINCIPAL                VALUE(a)
                                RATE         AMOUNT
CZECHOSLOVAKIA FEDERATED REPUBLIC (0.3%)
Republic of Czechoslovakia
(Czech Crown)
    06-16-13                    3.70%      38,900,000         $     1,773,062
-----------------------------------------------------------------------------

DENMARK (0.5%)
Realkredit Danmark
  (Danish Krone)
    01-01-08                    4.00       18,970,000               3,267,350
-----------------------------------------------------------------------------

FRANCE (6.0%)
Dexia Municipal Agency
  (European Monetary Unit)
    09-03-07                    4.25          800,000               1,032,487
Govt of France
  (European Monetary Unit)
    04-25-12                    5.00       10,350,000              14,183,515
    04-25-13                    4.00       10,770,000              14,064,346
    10-25-16                    5.00        8,890,000              12,551,903
                                                              ---------------
Total                                                              41,832,251
-----------------------------------------------------------------------------

GERMANY (9.0%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
    09-02-09                    5.00        2,370,000(d)            3,141,534
Bayerische Landesbank
  (Japanese Yen) Sr Nts
    04-22-13                    1.40      399,000,000               3,400,889
Bundesrepublik Deutschland
  (European Monetary Unit)
    07-04-13                    3.75       13,930,000              17,925,652
    07-04-27                    6.50        8,890,000              15,342,892
    07-04-28                    4.75        2,245,000               3,177,537
    07-04-34                    4.75        5,980,000               8,572,333
DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
    01-15-10                    5.50        2,390,000               3,231,329
Deutsche Bank
  (European Monetary Unit)
Sr Unsub
    07-28-09                    4.25          660,000                 858,820
Landesbank Berlin Girozentrale
  (European Monetary Unit)
    04-30-07                    5.00        2,300,000               2,971,810
Rheinische Hypothekenbank
  (European Monetary Unit)
    07-05-10                    5.75        2,450,000               3,363,710
                                                              ---------------
Total                                                              61,986,506
-----------------------------------------------------------------------------

GREECE (2.4%)
Hellenic Republic
  (European Monetary Unit)
    04-19-07                    4.65        6,935,000               8,945,667
    10-22-22                    5.90        4,860,000               7,413,688
                                                              ---------------
Total                                                              16,359,355
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON       PRINCIPAL                VALUE(a)
                                RATE         AMOUNT
IRELAND (2.4%)
Irish Govt
(European Monetary Unit)
    10-18-07                    4.25%      12,930,000         $    16,688,903
-----------------------------------------------------------------------------

ITALY (4.4%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
    11-01-07                    6.00       15,640,000              20,585,955
    11-01-26                    7.25        3,950,191               7,067,232
Telecom Italia Capital
    10-01-15                    5.25        1,050,000                 981,469
    11-15-33                    6.38        2,255,000               2,129,211
                                                              ---------------
Total                                                              30,763,867
-----------------------------------------------------------------------------

JAPAN (9.7%)
Development Bank of Japan
  (Japanese Yen)
    06-20-12                    1.40      785,000,000               6,732,500
Govt of Japan
  (Japanese Yen)
    12-21-09                    1.70    2,879,000,000              25,209,017
    09-20-10                    0.80    1,176,800,000               9,954,521
    06-20-12                    1.40      922,600,000               7,940,978
    12-20-12                    1.00    1,665,500,000              13,939,862
    12-20-14                    1.30      320,000,000               2,674,365
    12-20-34                    2.40       74,000,000                 630,407
                                                              ---------------
Total                                                              67,081,650
-----------------------------------------------------------------------------

MALAYSIA (0.3%)
Petronas Capital
    05-22-12                    7.00          315,000                 337,344
    05-22-12                    7.00        1,695,000(d)            1,816,865
                                                              ---------------
Total                                                               2,154,209
-----------------------------------------------------------------------------

MEXICO (0.8%)
Mexican Fixed Rate
  (Mexican Peso)
    12-24-09                    9.00       17,150,000               1,636,717
    12-20-12                    9.00       34,180,000               3,270,753
United Mexican States
    09-27-34                    6.75          315,000                 334,215
                                                              ---------------
Total                                                               5,241,685
-----------------------------------------------------------------------------

NETHERLANDS (3.0%)
Bank Nederlandse Gemeenten
  (British Pound) Sr Unsub
    08-06-07                    7.38        1,520,000               2,948,077
Govt of Netherlands
  (European Monetary Unit)
    01-15-08                    2.50       10,420,000              13,161,666
    07-15-12                    5.00        3,255,000               4,463,136
                                                              ---------------
Total                                                              20,572,879
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   167

RiverSource VP - Global Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON       PRINCIPAL                VALUE(a)
                                RATE         AMOUNT
NEW ZEALAND (1.0%)
Govt of New Zealand
  (New Zealand Dollar)
    11-15-06                    8.00%      10,440,000         $     6,852,585
-----------------------------------------------------------------------------

NORWAY (1.3%)
Govt of Norway
  (Norwegian Krone)
    05-16-11                    6.00       53,300,000               9,170,720
-----------------------------------------------------------------------------

POLAND (1.4%)
Republic of Poland
  (Polish Zloty)
    03-24-10                    5.75       30,340,000               9,988,707
-----------------------------------------------------------------------------

SOUTH AFRICA (0.3%)
Republic of South Africa
  (South African Rand)
    08-31-10                   13.00       13,390,000               2,120,640
-----------------------------------------------------------------------------

SOUTH KOREA (0.1%)
Korea Development Bank
  (Japanese Yen)
    06-25-08                    0.98       65,000,000                 554,715
-----------------------------------------------------------------------------

SPAIN (3.0%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
    03-25-11                    3.50        3,100,000               3,922,819
Govt of Spain
  (European Monetary Unit)
    07-30-09                    5.15       12,590,000              16,829,659
                                                              ---------------
Total                                                              20,752,478
-----------------------------------------------------------------------------

SUPRA-NATIONAL (1.0%)
European Investment Bank
  (British Pound)
    12-07-11                    5.50        3,410,000               6,640,443
-----------------------------------------------------------------------------

SWEDEN (0.5%)
Govt of Sweden
  (Swedish Krona)
    03-15-11                    5.25       25,140,000               3,708,236
-----------------------------------------------------------------------------

UNITED KINGDOM (4.6%)
BT Group
    12-15-10                    8.38          715,000                 797,532
HBOS Treasury Services
  (European Monetary Unit)
    02-12-09                    3.50        2,100,000               2,682,517
United Kingdom Treasury
  (British Pound)
    03-07-12                    5.00        8,033,000              15,555,547
    09-07-14                    5.00        6,705,000              13,139,675
                                                              ---------------
Total                                                              32,175,271
-----------------------------------------------------------------------------

UNITED STATES (37.6%)
Airgas
    10-01-11                    9.13           75,000                  78,281
American Tower
  Sr Nts
    10-15-12                    7.13           45,000                  45,563

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BONDS (CONTINUED)
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
ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
ANR Pipeline
    03-15-10                    8.88%    $     75,000         $        78,679
Avis Budget Car Rental
  LLC/Finance Sr Nts
    05-15-14                    7.63           35,000(d)               33,250
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    5.04          650,000(f)              642,238
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                    4.93        2,500,000(f)            2,405,075
Banc of America Commercial Mtge
  Series 2005-4 Cl ASB
    07-10-45                    4.87          975,000(f)              947,988
Banc of America Commercial Mtge
  Series 2006-2 Cl AAB
    05-10-45                    5.91        1,175,000(f)            1,200,536
Banc of America Commercial Mtge
  Series 2006-4 Cl AAB
    07-10-15                    5.60        1,300,000(f)            1,306,570
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-09-21                    5.75          675,000(d,f,h)          677,881
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-09-21                    5.81          750,000(d,f,h)          752,603
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-09-21                    5.90          525,000(d,f,h)          525,989
Bayerische Landesbank
  Sub Nts
    12-01-08                    5.88          800,000                 810,581
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
    03-13-40                    4.00          319,576(f)              308,004
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41          600,000(f)              597,481
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.30          500,000(f)              481,525
Boise Cascade LLC
    10-15-14                    7.13           15,000                  13,950
Cadbury Schweppes US Finance LLC
    10-01-08                    3.88        1,885,000(d)            1,826,872
    10-01-13                    5.13          250,000(d)              240,965
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
    11-20-14                    4.46        1,857,476(d,f)          1,819,560
Capital Auto Receivables Asset Trust
  Series 2004-1 Cl CTFS
    09-15-10                    2.84          700,000                 684,032
Cardinal Health
    06-15-15                    4.00        1,110,000(k)              977,521
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68        2,275,000(f)            2,312,813

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BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Citigroup Commercial Mtge Trust
  Series 2005-C3 Cl A1
    05-15-43                    4.39%    $    855,666(f)      $       840,001
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15        1,128,883(d,f)          1,106,189
Citigroup
  (European Monetary Unit) Sr Nts
    05-21-10                    3.88        3,355,000               4,306,871
Citigroup/Deutsche Bank Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.40        1,075,000(f)            1,068,503
CMS Energy
  Sr Nts
    01-15-09                    7.50          150,000                 154,125
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95           35,000                  32,924
    11-15-15                    6.80          200,000                 198,213
Comcast Cable Communications Holdings
    03-15-13                    8.38           48,000                  54,409
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    5.72          450,000(d,f,h)          452,503
Cott Beverages USA
    12-15-11                    8.00          435,000                 440,438
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50        2,257,050(f)            2,257,423
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50          982,763(f)            1,019,067
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-22R Cl 1A2
    05-25-36                    6.00        2,300,000(f)            2,327,725
Credit Suisse Mtge Capital Ctfs
  Series 2006-C2 Cl A3
    03-15-39                    5.85        1,125,000(f)            1,144,839
CS First Boston Mtge Securities
  Series 2005-C4 Cl A1
    08-15-38                    4.77        1,922,744(f)            1,903,029
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                    5.10        5,050,000(f)            4,921,192
DaimlerChrysler NA Holding
  (European Monetary Unit)
    01-16-07                    5.63          855,000               1,102,829
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50           25,000                  25,250
Devon Financing
    09-30-11                    6.88        1,035,000               1,097,604
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50           55,000                  56,375

See accompanying notes to investments in securities.


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168   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
DIRECTV Holdings LLC/Financing
  Sr Nts
    03-15-13                    8.38%    $     45,000         $        47,250
DRS Technologies
    02-01-16                    6.63          305,000                 296,612
Dunkin Securitization
  Series 2006-1 Cl A2 (AMBAC)
    06-20-31                    5.78        1,225,000(d,i)          1,239,200
Dynegy Holdings
    05-15-18                    7.13           20,000                  17,650
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38           80,000(d)               78,800
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50          145,000(d)              145,000
Erac USA Finance
    11-01-16                    6.20        1,695,000(d)            1,722,249
EXCO Resources
    01-15-11                    7.25          310,000                 301,475
Federal Home Loan Mtge Corp
    07-12-10                    4.13        7,195,000               6,967,874
Federal Home Loan Mtge Corp #A11799
    08-01-33                    6.50          118,286(f)              120,421
Federal Home Loan Mtge Corp #A15881
    11-01-33                    5.00          830,175(f)              799,447
Federal Home Loan Mtge Corp #E01377
    05-01-18                    4.50          615,447(f)              592,371
Federal Home Loan Mtge Corp #E91326
    09-01-17                    6.50          180,615(f)              183,839
Federal Home Loan Mtge Corp #E99967
    10-01-18                    5.00          644,221(f)              632,271
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00          916,963(f)              923,927
Federal Home Loan Mtge Corp
  (European Monetary Unit)
    02-15-07                    4.63        4,285,000               5,517,317
Federal Natl Mtge Assn
    10-15-06                    4.38        3,025,000               3,020,997
Federal Natl Mtge Assn #254632
    02-01-18                    5.50        1,739,178(f)            1,737,020
Federal Natl Mtge Assn #254686
    04-01-18                    5.50        1,948,909(f)            1,945,657
Federal Natl Mtge Assn #254722
    05-01-18                    5.50        1,024,161(f)            1,022,452
Federal Natl Mtge Assn #255377
    08-01-34                    7.00          688,507(f)              707,109
Federal Natl Mtge Assn #357705
    02-01-35                    5.50        7,969,902(f)            7,838,748
Federal Natl Mtge Assn #360800
    01-01-09                    5.74          624,504(f)              627,721
Federal Natl Mtge Assn #440730
    12-01-28                    6.00          767,834(f)              774,563
Federal Natl Mtge Assn #555417
    05-01-33                    6.00        1,279,226(f)            1,285,786
Federal Natl Mtge Assn #555528
    04-01-33                    6.00        2,194,013(f)            2,203,325

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BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #555531
    06-01-33                    5.50%    $  2,864,380(f)      $     2,820,100
Federal Natl Mtge Assn #555734
    07-01-23                    5.00          596,146(f)              578,654
Federal Natl Mtge Assn #555740
    08-01-18                    4.50          324,978(f)              313,565
Federal Natl Mtge Assn #555851
    01-01-33                    6.50        5,043,557(f)            5,139,627
Federal Natl Mtge Assn #575487
    04-01-17                    6.50          408,702(f)              417,186
Federal Natl Mtge Assn #621581
    12-01-31                    6.50          362,156(f)              370,846
Federal Natl Mtge Assn #631315
    02-01-17                    5.50          223,192(f)              223,159
Federal Natl Mtge Assn #639965
    08-01-17                    6.00          779,098(f)              789,474
Federal Natl Mtge Assn #640996
    05-01-32                    7.50          288,393(f)              297,992
Federal Natl Mtge Assn #646147
    06-01-32                    7.00          207,897(f)              214,881
Federal Natl Mtge Assn #652284
    08-01-32                    6.50          226,869(f)              231,032
Federal Natl Mtge Assn #653145
    07-01-17                    6.00          145,302(f)              147,186
Federal Natl Mtge Assn #654121
    09-01-17                    6.00          551,651(f)              558,707
Federal Natl Mtge Assn #655589
    08-01-32                    6.50          981,778(f)            1,004,668
Federal Natl Mtge Assn #666424
    08-01-32                    6.50          190,642(f)              194,140
Federal Natl Mtge Assn #670461
    11-01-32                    7.50          189,081(f)              195,375
Federal Natl Mtge Assn #684595
    03-01-33                    6.00          892,362(f)              896,150
Federal Natl Mtge Assn #687583
    04-01-33                    6.00        2,466,167(f)            2,479,407
Federal Natl Mtge Assn #688034
    03-01-33                    5.50          292,808(f)              288,792
Federal Natl Mtge Assn #688691
    03-01-33                    5.50          487,027(f)              479,498
Federal Natl Mtge Assn #720786
    09-01-33                    5.50        1,019,699(f)            1,003,936
Federal Natl Mtge Assn #725162
    02-01-34                    6.00        2,281,804(f)            2,289,963
Federal Natl Mtge Assn #725232
    03-01-34                    5.00          912,127(f)              877,220
Federal Natl Mtge Assn #735029
    09-01-13                    5.28          681,391(f)              679,081
Federal Natl Mtge Assn #735883
    03-01-33                    6.00        6,240,074(b,f)          6,294,914
Federal Natl Mtge Assn #739474
    10-01-33                    5.50          650,480(f)              641,311
Federal Natl Mtge Assn #741850
    09-01-33                    5.50        1,725,176(f)            1,698,507
Federal Natl Mtge Assn #748110
    10-01-33                    6.50        1,845,946(f)            1,878,165

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BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Federal Natl Mtge Assn #753507
    12-01-18                    5.00%    $  2,126,562(f)      $     2,088,316
Federal Natl Mtge Assn #755498
    11-01-18                    5.50        1,377,586(f)            1,375,879
Federal Natl Mtge Assn #756236
    01-01-34                    6.00        7,838,454(f)            7,887,485
Federal Natl Mtge Assn #756799
    11-01-33                    6.50          584,374(f)              595,598
Federal Natl Mtge Assn #756844
    02-01-19                    5.00          507,332(f)              497,571
Federal Natl Mtge Assn #757299
    09-01-19                    4.50        3,117,943(f)            2,999,340
Federal Natl Mtge Assn #759336
    01-01-34                    6.00        4,751,851(f)            4,781,166
Federal Natl Mtge Assn #783646
    06-01-34                    5.50          753,987(f)              741,580
Federal Natl Mtge Assn #791393
    10-01-19                    5.50        2,397,793(f)            2,392,264
Federal Natl Mtge Assn #886292
    07-01-36                    7.00        5,256,956(f)            5,397,306
FedEx
    08-15-09                    5.50          950,000                 954,877
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
    03-15-12                    4.15          800,000(i)              788,694
GE Capital Commercial Mtge
  Series 2005-C1 Cl A5
    06-10-48                    4.77          500,000(f)              477,440
General Electric Capital Assurance
  Series 2003-1 Cl A3
    05-12-35                    4.77        1,775,000(d,f)          1,739,088
General Electric Capital
  (European Monetary Unit) Sr Unsub
    06-20-07                    5.13          740,000                 958,365
General Electric Capital
  (New Zealand Dollar)
    02-04-10                    6.63        4,365,000               2,820,036
Genworth Financial
  (Japanese Yen)
    06-20-11                    1.60      140,000,000               1,189,956
Georgia Gulf
  Sr Nts
    12-15-13                    7.13           40,000                  37,800
Georgia-Pacific
    06-15-15                    7.70           90,000                  89,213
GMAC LLC
    09-15-11                    6.88          150,000                 147,732
Govt Natl Mtge Assn #604708
    10-15-33                    5.50          722,290(f)              716,192
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl Cl
    01-20-32                   16.24          543,727(f,e)             60,637
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88          500,000(f)              491,878

See accompanying notes to investments in securities.


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RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   169

RiverSource VP - Global Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl A4
    07-10-38                    6.11%    $  2,900,000(f)      $     3,008,116
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl AAB
    07-10-38                    6.11          400,000(f)              413,206
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96          900,000(f)              887,713
GS Mtge Securities II
  Series 2006-GG6 Cl A4
    04-10-38                    5.55        4,000,000(f)            4,023,878
Hertz Vehicle Financing LLC
  Series 2004-1A Cl A3 (MBIA)
    05-25-09                    2.85          600,000(d,i)            579,531
IPALCO Enterprises
  Secured
    11-14-08                    8.38          140,000                 144,550
ITT
    11-15-15                    7.38          460,000                 489,900
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37        1,057,047(f)            1,036,338
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26        1,075,000(f)            1,067,251
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13          306,667(f)              295,663
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97          394,540(f)              381,900
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A2
    03-12-39                    4.77        1,625,000(f)            1,572,426
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl A4
    04-15-43                    5.48        1,100,000(f)            1,098,769
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                    5.49        1,375,000(f)            1,377,455
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63        3,735,000               3,757,148
L-3 Communications
    06-15-12                    7.63           80,000                  81,600
    07-15-13                    6.13           75,000                  72,188
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38          195,000                 187,688
LaBranche & Co
  Sr Nts
    05-15-12                   11.00          195,000                 209,138
Lamar Media
    01-01-13                    7.25          114,000                 113,145
    08-15-15                    6.63          191,000                 179,063

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97%    $    650,000(f)      $       609,401
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A1
    08-15-29                    3.88        1,099,229(f)            1,071,894
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20        1,000,000(f)              969,340
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl AAB
    09-15-30                    4.93        1,800,000(f)            1,756,548
LB-UBS Commercial Mtge Trust
  Series 2006-C4 Cl AAB
    06-15-32                    6.07          925,000(f)              954,128
Merrill Lynch Mtge Trust
  Series 2006-C1 Cl A4
    05-12-39                    5.84        2,175,000(f)            2,217,752
MGM MIRAGE
    10-01-09                    6.00           25,000                  24,344
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88          125,000                 113,749
Midwest Generation LLC
  Series B
    01-02-16                    8.56           34,227                  36,366
Mohegan Tribal Gaming Authority
    02-15-15                    6.88           75,000                  71,625
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13           30,000                  28,613
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00           50,000                  51,563
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34          825,000(f)              804,416
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59          690,000(f)              665,422
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23        1,100,000(f)            1,080,903
Morgan Stanley Capital I
  Series 2005-T19 Cl AAB
    06-12-47                    4.85        1,900,000(f)            1,848,808
Morgan Stanley Capital I
  Series 2006-T23 Cl AAB
    08-12-41                    5.97          775,000(f)              796,494
Morgan Stanley Capital I
  Series 2006-XLF Cl A2
    07-15-19                    5.53        1,500,000(d,f,h)        1,500,000
Morgan Stanley Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98        2,425,000(f)            2,496,735
News America
    12-15-35                    6.40        1,400,000               1,341,554

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95%    $  1,965,000         $     1,910,401
NRG Energy
    02-01-14                    7.25          180,000                 177,749
Omnicare
  Sr Sub Nts
    12-15-13                    6.75          345,000                 331,200
    12-15-15                    6.88          160,000                 153,000
Pioneer Natural Resources
    05-01-18                    6.88          550,000                 543,070
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88          300,000                 279,842
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38           50,000(d)               52,875
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
    06-25-35                    4.49          560,000                 551,517
Pride Intl
  Sr Nts
    07-15-14                    7.38          255,000                 259,463
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67          777,411(f)              744,669
Prudential Financial
    09-20-14                    5.10        1,250,000               1,208,171
Qwest
    03-15-12                    8.88          265,000                 286,863
Qwest
  Sr Nts
    10-01-14                    7.50          220,000(d)              224,125
Range Resources
    03-15-15                    6.38          195,000                 186,225
Renaissance Home Equity Loan Trust
  Series 2005-4 Cl A3
    02-25-36                    5.57          855,000                 852,076
Southern Natural Gas
    03-15-10                    8.88          100,000                 104,905
Southern Star Central
    03-01-16                    6.75          300,000(d)              294,375
Stone Energy
  Sr Nts
    07-15-10                    8.24          190,000(d,h)            188,100
Toyota Motor Credit
  (Japanese Yen) Sr Unsub
    06-09-08                    0.75      410,000,000               3,499,575
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00           85,000                  86,806
Transcontinental Gas Pipe Line
  Sr Nts
    04-15-16                    6.40          171,000(d)              166,511
Triad Hospitals
  Sr Nts
    05-15-12                    7.00          125,000                 122,813

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

170   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00%    $    160,000         $       152,800
U.S. Treasury
    11-30-07                    4.25        2,765,000               2,742,319
    02-15-08                    3.38        1,055,000               1,032,994
    05-31-08                    4.88        3,155,000               3,156,972
    08-15-09                    4.88        1,985,000               1,993,994
    08-15-23                    6.25        5,305,000               6,082,931
    02-15-26                    6.00        5,110,000(k)            5,771,505
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38        6,787,021(j)            6,784,526
United Auto Group
    03-15-12                    9.63          155,000                 163,138
UnitedHealth Group
  Sr Unsecured
    03-15-11                    5.25        2,495,000               2,481,090
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75           50,000                  52,750
Verizon Pennsylvania
  Series A
    11-15-11                    5.65       10,360,000              10,320,010
Wachovia Bank Commercial Mtge Trust
  Series 2003-C4 Cl A2
    04-15-35                    4.57        2,525,000(f)            2,450,720
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
    11-15-35                    3.89          750,000(f)              728,087
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09          925,000(f)              914,984

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                         COUPON      PRINCIPAL                 VALUE(a)
                                RATE        AMOUNT
UNITED STATES (CONT.)
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58%    $  1,000,000(f)      $     1,009,895
Wachovia Bank Commercial Mtge Trust
  Series 2006-C25 Cl APB2
    05-15-43                    5.95          925,000(f)              945,951
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl A3
    07-15-45                    5.77          700,000(f)              699,587
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl APB
    07-15-45                    5.73        1,200,000(f)            1,200,144
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.51          836,930(f,g)            837,298
Wells Fargo Bank
  Sub Nts
    08-26-36                    5.95          850,000                 855,942
Williams Companies
  Sr Nts
     07-15-19                   7.63          904,000                 917,560
Windstream
  Sr Nts
     08-01-16                   8.63          235,000(d)              248,513
XTO Energy
     01-31-15                   5.00          920,000                 871,551
                                                              ---------------
Total                                                             260,314,409
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $661,576,825)                                          $   673,229,501
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.9%)
------------------------------------------------------------------------------

ISSUER                       EFFECTIVE      AMOUNT                   VALUE(a)
                               YIELD      PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Barton Capital
    09-01-06                    5.27%    $  7,700,000(l)      $     7,698,873
Deer Valley Funding LLC
    09-26-06                    5.30        3,000,000               2,988,560
Ebury Finance LLC
    09-14-06                    5.31        5,000,000               4,989,694
Fairway Finance
    09-13-06                    5.27       10,000,000(l)            9,981,005
Sheffield Receivables
    09-06-06                    5.25        8,000,000(l)            7,993,000
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $33,656,064)                                           $    33,651,132
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $695,232,889)(m)                                       $   706,880,633
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,251,579.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $20,936,732 or 3.0% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   171

RiverSource VP - Global Bond Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(i) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation
      MBIA -- MBIA Insurance Corporation

(j) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                       NOTIONAL AMOUNT
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      Euro-Bund, Sept. 2006, 10-year                         $     2,200,000
      U.S. Long Bond, Dec. 2006, 20-year                           5,500,000
      U.S. Treasury Note, Dec. 2006, 2-year                       31,400,000

      SALE CONTRACTS
      U.S. Treasury Note, Dec. 2006, 10-year                       6,500,000

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $25,672,878 or 3.7% of net assets.

(m) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $695,813,485 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $19,568,956
      Unrealized depreciation                                     (8,501,808)
      -----------------------------------------------------------------------
      Net unrealized appreciation                                $11,067,148
      -----------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

172   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Global Inflation Protected Securities Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (95.5%)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                 VALUE(a)
                               RATE        AMOUNT
CANADA (3.0%)
Govt of Canada
  (Canadian Dollar)
    12-01-26                    4.25%       9,083,693(b,c)       $ 11,964,115
-----------------------------------------------------------------------------

FRANCE (9.9%)
Govt of France
  (European Monetary Unit)
    07-25-12                    3.00       17,484,381(b,c)         24,323,856
    07-25-20                    2.25       11,372,514(b,c)         15,567,634
                                                                 ------------
Total                                                              39,891,490
-----------------------------------------------------------------------------

GERMANY (2.0%)
Deutsche Bundesrepublik
  (European Monetary Unit)
    04-15-16                    1.50        6,289,659(b,c)          7,938,518
-----------------------------------------------------------------------------

ITALY (6.9%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
    09-15-10                    0.95       12,709,024(b,c)         15,909,955
    09-15-35                    2.35        8,727,003(b,c)         11,924,737
                                                                 ------------
Total                                                              27,834,692
-----------------------------------------------------------------------------

JAPAN (3.2%)
Govt of Japan
  (Japanese Yen)
    03-20-07                    0.50    1,518,000,000(c)           12,948,272
-----------------------------------------------------------------------------

SWEDEN (1.9%)
Govt of Sweden
  (Swedish Krone)
    12-01-28                    3.50       38,830,000(c,e)          7,837,293
-----------------------------------------------------------------------------

UNITED KINGDOM (16.8%)
United Kingdom Gilt Inflation Linked
  (British Pound)
    07-26-16                    2.50        3,210,000(c,e)         16,018,892
    04-16-20                    2.50        5,810,000(c,e)         29,824,426
    07-22-30                    4.13        4,900,000(c,e)         22,023,776
                                                                 ------------
Total                                                              67,867,094
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
UNITED STATES (51.8%)
Federal Home Loan Bank
    02-08-08                    4.63%    $  1,000,000            $    993,192
Federal Home Loan Mtge Corp
    10-15-08                    5.13        1,100,000               1,101,520
    07-15-09                    4.25        1,000,000                 979,135
    07-12-10                    4.13        1,000,000                 968,433
Federal Natl Mtge Assn
    05-15-07                    3.88        1,000,000                 990,260
    08-15-08                    3.25        1,000,000                 966,830
    10-15-08                    4.50        4,000,000               3,954,848
Tennessee Valley Authority
    01-15-07                    3.38        6,402,850(b)            6,394,542
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38       32,276,767(b)           32,264,903
    07-15-12                    3.00       19,041,750(b)           19,820,439
    01-15-14                    2.00       19,863,363(b)           19,506,907
    07-15-14                    2.00       16,333,460(b)           16,030,798
    01-15-15                    1.63       16,814,696(b)           16,013,774
    01-15-16                    2.00       27,083,719(b)           26,517,140
    07-15-16                    2.50        7,685,420(b)            7,859,788
    01-15-25                    2.38       15,149,486(b)           15,464,131
    04-15-28                    3.63       22,165,248(b)           27,612,212
    04-15-29                    3.88        8,595,924(b)           11,171,304
                                                                 ------------
Total                                                             208,610,156
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $376,386,166)                                             $384,891,630
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (6.2%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                    5.28%    $  7,000,000            $  6,998,973
Chariot Funding LLC
    09-25-06                    5.27        5,000,000(d)            4,981,771
Ciesco LP
    09-25-06                    5.28        5,000,000(d)            4,981,736
Park Granada LLC
    09-01-06                    5.28        5,000,000(d)            4,999,267
Sheffield Receivables
    09-06-06                    5.25        3,000,000(d)            2,997,375
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $24,962,779)                                              $ 24,959,122
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $401,348,945)(f)                                          $409,850,752
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   173

RiverSource VP - Global Inflation Protected Securities Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $17,960,149 or 4.5% of net assets.

(e) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $415,583,762 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $            --
      Unrealized depreciation                                      (5,733,010)
      ------------------------------------------------------------------------
      Net unrealized depreciation                              $   (5,733,010)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

174   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Growth Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (95.1%)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
AEROSPACE & DEFENSE (1.3%)
Boeing                                         44,792         $     3,354,921
Honeywell Intl                                 77,792               3,012,106
Lockheed Martin                                16,066               1,327,052
                                                                 ------------
Total                                                               7,694,079
-----------------------------------------------------------------------------

AIRLINES (0.2%)
UAL                                            54,292(b)            1,357,300
-----------------------------------------------------------------------------

BEVERAGES (2.0%)
Coca-Cola                                      62,578               2,804,120
PepsiCo                                       147,752               9,645,251
                                                                 ------------
Total                                                              12,449,371
-----------------------------------------------------------------------------

BIOTECHNOLOGY (5.0%)
Amgen                                         153,837(b)           10,450,147
Biogen Idec                                   186,050(b)            8,212,247
Genentech                                     143,643(b)           11,853,421
                                                                 ------------
Total                                                              30,515,815
-----------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
KKR Private Equity
   Investors LP Unit                           58,766(b)            1,327,524
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (6.8%)
Cisco Systems                                 887,803(b)           19,522,788
Juniper Networks                                7,500(b)              110,025
Lucent Technologies                         4,111,954(b)            9,580,853
Motorola                                      358,405               8,379,509
Nortel Networks                             1,393,237(b,c)          2,911,865
Sonus Networks                                263,439(b)            1,280,314
                                                                 ------------
Total                                                              41,785,354
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Apple Computer                                    177(b)               12,009
Dell                                          112,897(b)            2,545,828
EMC                                            97,976(b)            1,141,420
Hewlett-Packard                               141,647               5,178,615
                                                                 ------------
Total                                                               8,877,872
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
BellSouth                                      41,473               1,688,781
Embarq                                        170,519(b)            8,039,970
Verizon Communications                         35,010               1,231,652
Windstream                                    270,563               3,571,432
                                                                 ------------
Total                                                              14,531,835
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Safeway                                       161,354               4,990,679
Wal-Mart Stores                                30,493               1,363,647
                                                                 ------------
Total                                                               6,354,326
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
General Mills                                  24,174               1,310,956
Kellogg                                       120,338               6,101,137
                                                                 ------------
Total                                                               7,412,093
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (2.5%)
Boston Scientific                             727,468(b)         $ 12,687,042
Medtronic                                      60,086               2,818,033
                                                                 ------------
Total                                                              15,505,075
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.1%)
Cardinal Health                               117,916               7,949,897
CIGNA                                          16,514               1,867,238
HCA                                           154,004               7,595,477
HealthSouth                                   258,595(b)            1,258,065
UnitedHealth Group                            244,046              12,678,189
                                                                 ------------
Total                                                              31,348,866
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.9%)
Colgate-Palmolive                             127,265               7,618,083
Procter & Gamble                              215,396              13,333,012
Spectrum Brands                               377,483(b)            3,004,765
                                                                 ------------
Total                                                              23,955,860
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.9%)
General Electric                              339,462              11,562,076
-----------------------------------------------------------------------------

INSURANCE (2.4%)
ACE                                            64,683(c)            3,483,826
American Intl Group                           171,362              10,936,323
                                                                 ------------
Total                                                              14,420,149
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.9%)
eBay                                           88,133(b)            2,455,385
Google Cl A                                    53,288(b,e)         20,171,107
Yahoo!                                         44,762(b)            1,290,041
                                                                 ------------
Total                                                              23,916,533
-----------------------------------------------------------------------------

IT SERVICES (0.4%)
First Data                                     51,114               2,196,369
-----------------------------------------------------------------------------

MACHINERY (0.3%)
Deere & Co                                      7,333                 572,707
Flowserve                                      28,560(b)            1,460,559
                                                                 ------------
Total                                                               2,033,266
-----------------------------------------------------------------------------

MEDIA (14.0%)
Cablevision Systems Cl A                      123,684               2,879,364
Comcast Cl A                                  205,294(b)            7,185,290
Liberty Global Cl A                           445,357(b)           10,514,878
Liberty Global Series C                       141,687(b)            3,270,136
News Corp Cl A                                191,837               3,650,658
NTL                                         1,957,320              51,849,406
Viacom Cl B                                    46,461(b)            1,686,534
Vivendi                                       113,537(c)            3,905,179
WorldSpace Cl A                                75,259(b)              159,549
XM Satellite Radio
  Holdings Cl A                                41,779(b)              541,456
                                                                 ------------
Total                                                              85,642,450
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
METALS & MINING (1.3%)
Coeur d'Alene Mines                           752,691(b)         $  4,087,112
Newmont Mining                                 76,660               3,928,825
                                                                 ------------
Total                                                               8,015,937
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
Federated Department Stores                    71,959               2,733,003
Target                                         29,167               1,411,391
                                                                 ------------
Total                                                               4,144,394
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Chevron                                        26,000               1,674,400
ConocoPhillips                                 24,970               1,583,847
Exxon Mobil                                   223,489              15,123,501
                                                                 ------------
Total                                                              18,381,748
-----------------------------------------------------------------------------

PHARMACEUTICALS (9.0%)
AstraZeneca                                    74,090(c)            4,801,678
Bristol-Myers Squibb                          266,370               5,793,548
Eli Lilly & Co                                 26,320               1,472,078
Johnson & Johnson                             125,042               8,085,215
Merck & Co                                    120,259               4,876,502
Novartis ADR                                   30,122(c)            1,720,569
Pfizer                                        806,480              22,226,588
Schering-Plough                               133,223               2,791,022
Teva Pharmaceutical
  Inds ADR                                     93,031(c)            3,233,758
                                                                 ------------
Total                                                              55,000,958
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Advanced Micro Devices                         42,012(b)            1,049,880
Freescale
  Semiconductor Cl A                          285,735(b)            8,772,065
Freescale
  Semiconductor Cl B                           54,640(b)            1,688,922
Integrated Device
  Technology                                  184,770(b)            3,183,587
Intel                                         143,824               2,810,321
                                                                 ------------
Total                                                              17,504,775
-----------------------------------------------------------------------------

SOFTWARE (4.2%)
Adobe Systems                                  32,399(b)            1,051,024
BEA Systems                                    47,322(b)              649,731
Microsoft                                     580,123              14,903,359
Symantec                                      473,726(b)            8,830,253
                                                                 ------------
Total                                                              25,434,367
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.3%)
Countrywide Financial                          59,816               2,021,781
-----------------------------------------------------------------------------

TOBACCO (2.8%)
Altria Group                                  165,445              13,819,620
Imperial Tobacco Group ADR                     48,251(c)            3,335,592
                                                                 ------------
Total                                                              17,155,212
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   175

RiverSource VP - Growth Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (14.9%)
ALLTEL                                        365,184            $ 19,796,625
Hutchison
  Telecommunications Intl                   2,725,075(b,c)          4,807,451
Orascom Telecom
  Holding GDR                                 125,564(c)            6,717,674
Sprint Nextel                               2,377,051              40,219,702
Vodafone Group                              8,143,137(c)           17,635,469
Vodafone Group ADR                             79,619(c)            1,730,917
                                                                 ------------
Total                                                              90,907,838
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $579,169,074)                                             $581,453,223
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
OPTIONS PURCHASED (0.3%)
------------------------------------------------------------------------------

ISSUER                         CONTRACTS   EXERCISE   EXPIRATION    VALUE(a)
                                             PRICE       DATE
PUTS
Google Cl A                          200   $    380    Dec. 2006   $  441,000
S&P 500 Index                      3,307        123    Dec. 2006      396,840
S&P 500 Index                      5,843        125    Dec. 2006      905,665
-----------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $3,427,453)                                                 $1,743,505
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.7%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                    5.28%    $  4,100,000            $  4,099,399
Chariot Funding LLC
    09-25-06                    5.27       10,000,000(d)            9,963,541
Nieuw Amsterdam
    09-25-06                    5.28       10,000,000(d)            9,963,472
Solitaire Funding LLC
    09-18-06                    5.27        5,000,000(d)            4,986,850
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $29,017,514)                                              $ 29,013,262
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $611,614,041)(f)                                          $612,209,990
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 8.9% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $24,913,863 or 4.1% of net assets.

(e) At Aug. 31, 2006, securities valued at $11,355,900 were held to cover open call options written as follows (see Note 8 to the financial statements):

      ISSUER                   CONTRACTS   EXERCISE   EXPIRATION     VALUE(a)
                                            PRICE        DATE
      ------------------------------------------------------------------------
      Google Cl A                 300       $420.00    Dec. 2006     $313,500

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $624,448,543 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 18,645,754
      Unrealized depreciation                                     (30,884,307)
      ------------------------------------------------------------------------
      Net unrealized depreciation                                $(12,238,553)
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

176   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - High Yield Bond Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (90.1%)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE        AMOUNT
AEROSPACE & DEFENSE (2.8%)

Communications & Power Inds
  Sr Sub Nts
    02-01-12                    8.00%    $  6,955,000            $  7,007,162
CPI Intl
  Sr Nts
    02-01-15                   11.30        4,200,000(g)            4,326,000
DRS Technologies
    02-01-16                    6.63        3,185,000               3,097,413
    02-01-18                    7.63        2,410,000               2,410,000
DRS Technologies
  Sr Sub Nts
    11-01-13                    6.88        3,915,000               3,797,550
L-3 Communications
    06-15-12                    7.63        4,425,000               4,513,500
    07-15-13                    6.13        1,010,000                 972,125
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38        6,450,000               6,208,125
TransDigm
  Sr Sub Nts
    07-15-14                    7.75          865,000(d)              858,513
                                                                 ------------
Total                                                              33,190,388
-----------------------------------------------------------------------------

AUTOMOTIVE (4.2%)
Ford Motor Credit
    06-16-08                    6.63       12,050,000              11,849,886
Ford Motor Credit
  Sr Nts
    08-10-11                    9.88        5,459,000               5,683,419
GMAC
    04-15-16                    7.70        9,130,000               7,760,500
GMAC LLC
    09-15-11                    6.88       15,230,000              14,999,707
Insurance Auto Auctions
    04-01-13                   11.00        9,255,000               9,208,725
                                                                 ------------
Total                                                              49,502,237
-----------------------------------------------------------------------------

BROKERAGE (1.0%)
LaBranche & Co
  Sr Nts
    05-15-09                    9.50          830,000                 865,275
    05-15-12                   11.00       10,120,000              10,853,700
                                                                 ------------
Total                                                              11,718,975
-----------------------------------------------------------------------------

BUILDING MATERIALS (1.9%)
Ainsworth Lumber
    10-01-12                    7.25        2,781,000(c)            2,044,035
Gibraltar Inds
  Sr Sub Nts
    12-01-15                    8.25        4,175,000(d,g)          4,107,156
Interline Brands
  Sr Sub Nts
    06-15-14                    8.13        3,460,000               3,485,950

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                VALUE(a)
                               RATE         AMOUNT
BUILDING MATERIALS (CONT.)
Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11                    9.00%    $  3,310,000            $  3,326,550
Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
    09-01-12                   10.20        7,935,000(h)            6,427,350
Nortek
  Sr Sub Nts
    09-01-14                    8.50        2,693,000               2,504,490
Ply Gem Inds
  Sr Sub Nts
    02-15-12                    9.00        1,460,000               1,182,600
                                                                 ------------
Total                                                              23,078,131
-----------------------------------------------------------------------------

CHEMICALS (4.7%)
Chemtura
    06-01-16                    6.88        2,550,000               2,467,125
Crystal US Holdings 3 LLC/Sub3
  Sr Disc Nts Series B
  (Zero coupon through 10-01-09,
  thereafter 10.50%)
    10-01-14                    8.76        6,233,000(h)            4,970,818
Georgia Gulf
  Sr Nts
    12-15-13                    7.13        9,720,000               9,185,400
Hexion US Finance/Nova Scotia
  Secured
    07-15-14                    9.00        5,700,000               5,728,500
INEOS Group Holdings
  Sr Sub Nts
    02-15-16                    8.50        7,415,000(c,d)          7,044,250
INVISTA
    05-01-12                    9.25       13,955,000(d)           14,652,750
NALCO
  Sr Nts
    11-15-11                    7.75        2,490,000               2,533,575
NALCO
  Sr Sub Nts
    11-15-13                    8.88        3,845,000               3,960,350
PQ
    02-15-13                    7.50        5,532,000               5,296,890
                                                                 ------------
Total                                                              55,839,658
-----------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.9%)
Case New Holland
    03-01-14                    7.13        6,475,000               6,394,063
United Rentals North America
  Sr Sub Nts
    02-15-14                    7.00        4,730,000               4,339,775
                                                                 ------------
Total                                                              10,733,838
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
CONSUMER PRODUCTS (2.4%)
AAC Group Holding
  Sr Disc Nts
  (Zero coupon through 10-01-08,
  thereafter 10.25%)
    10-01-12                   10.28%    $  4,225,000(h)         $  3,390,563
Sealy Mattress
  Sr Sub Nts
    06-15-14                    8.25        7,980,000               8,059,800
Spectrum Brands
  Sr Sub Nts
    10-01-13                    8.50        8,765,000               7,285,906
Visant Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
    12-01-13                   10.14        3,350,000(h)            2,705,125
Visant Holding
  Sr Nts
    12-01-13                    8.75        7,655,000(d)            7,501,900
                                                                 ------------
Total                                                              28,943,294
-----------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.0%)
ALH Finance LLC
  Sr Sub Nts
    01-15-13                    8.50        1,182,000               1,155,405
Covalence Specialty Materials
  Sr Sub Nts
    03-01-16                   10.25        3,600,000(d)            3,465,000
RBS Global & Rexnord
    08-01-14                    9.50        3,200,000(d)            3,224,000
TriMas
    06-15-12                    9.88        4,775,000               4,524,313
                                                                 ------------
Total                                                              12,368,718
-----------------------------------------------------------------------------

ELECTRIC (3.7%)
Dynegy Holdings
    05-15-18                    7.13        4,885,000               4,311,013
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38        7,510,000(d)            7,397,350
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50          500,000(d)              500,000
    06-15-16                    7.75        8,675,000(d)            8,674,999
Midwest Generation LLC
  Series B
    01-02-16                    8.56        3,993,082               4,242,650
Mirant Americas Generation LLC
  Sr Nts
    05-01-11                    8.30        4,315,000               4,315,000
Mirant North America LLC
    12-31-13                    7.38        5,390,000               5,336,100

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   177

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
NRG Energy
    02-01-14                    7.25%    $  5,575,000            $  5,505,313
    02-01-16                    7.38        2,785,000               2,743,225
Reliant Energy
  Secured
    12-15-14                    6.75        1,705,000               1,611,225
                                                                 ------------
Total                                                              44,636,875
-----------------------------------------------------------------------------

ENTERTAINMENT (1.2%)
AMC Entertainment
    02-01-16                   11.00        7,570,000               8,222,912
United Artists Theatre Circuit
  Series AU4
    07-01-15                    9.30        2,044,150(i)            2,125,916
United Artists Theatre Circuit
  Series AV2
    07-01-15                    9.30          665,335(i)              691,949
Universal City Florida Holdings I/II
  Sr Nts
    05-01-10                   10.24        3,655,000(g)            3,737,237
                                                                 ------------
Total                                                              14,778,014
-----------------------------------------------------------------------------

ENVIRONMENTAL (1.5%)
Allied Waste North America
  Secured
    05-15-16                    7.13        3,220,000(d)            3,131,450
Allied Waste North America
  Sr Nts
    04-15-13                    7.88        1,920,000               1,944,000
Clean Harbors
    07-15-12                   11.25        3,872,000               4,356,000
Waste Services
  Sr Sub Nts
    04-15-14                    9.50        4,359,000               4,446,180
WCA Waste
  Sr Nts
    06-15-14                    9.25        3,410,000(d)            3,486,725
                                                                 ------------
Total                                                              17,364,355
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (2.6%)
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
    11-01-11                   12.16       11,075,000(h)            9,607,563
Constellation Brands
    09-01-16                    7.25        3,860,000               3,879,300
Cott Beverages USA
    12-15-11                    8.00        9,731,000               9,852,637
Pinnacle Foods Group
  Sr Sub Nts
    12-01-13                    8.25        7,860,000               7,722,450
                                                                 ------------
Total                                                              31,061,950
-----------------------------------------------------------------------------

GAMING (4.6%)
Boyd Gaming
  Sr Sub Nts
    04-15-14                    6.75        8,555,000               8,063,087
    02-01-16                    7.13          814,000                 774,318

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
GAMING (CONT.)
CCM Merger
    08-01-13                    8.00%    $  1,311,000(d)         $  1,255,283
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
    03-01-12                   10.13        3,175,000               3,333,750
Majestic Star Casino LLC/Capital
    10-15-10                    9.50        3,770,000               3,878,388
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88       14,485,000              13,181,349
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13        4,680,000               4,463,550
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38        6,300,000(d)            6,662,250
Tunica-Biloxi Gaming Authority
  Sr Unsecured
    11-15-15                    9.00        6,275,000(d)            6,447,563
Wheeling Island Gaming
    12-15-09                   10.13          560,000                 575,400
Wynn Las Vegas LLC/Capital
  1st Mtge
    12-01-14                    6.63        6,390,000               6,102,450
                                                                 ------------
Total                                                              54,737,388
-----------------------------------------------------------------------------

GAS PIPELINES (3.0%)
ANR Pipeline
    03-15-10                    8.88        1,665,000               1,746,663
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95        5,275,000               4,962,076
    11-15-15                    6.80        2,100,000               2,081,239
Southern Natural Gas
    03-15-10                    8.88        5,625,000               5,900,889
Southern Star Central
    03-01-16                    6.75        4,260,000(d)            4,180,125
Williams Companies
  Sr Nts
    07-15-19                    7.63       16,820,000              17,072,301
                                                                 ------------
Total                                                              35,943,293
-----------------------------------------------------------------------------

HEALTH CARE (8.7%)
Community Health Systems
  Sr Sub Nts
    12-15-12                    6.50        6,060,000               5,666,100
DaVita
    03-15-15                    7.25        9,475,000               9,285,500
HCA
    02-15-16                    6.50        6,270,000               4,937,625
HealthSouth
  Sr Nts
    06-15-16                   10.75        6,640,000(d)            6,789,400
IASIS Healthcare LLC/Capital
  Sr Sub Nts
    06-15-14                    8.75        8,373,000               7,975,283

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
HEALTH CARE (CONT.)
LifeCare Holdings
  Sr Sub Nts
    08-15-13                    9.25%    $  4,800,000            $  3,600,000
MedCath Holdings
  Sr Nts
    07-15-12                    9.88        8,805,000               9,333,299
Omnicare
  Sr Sub Nts
    12-15-13                    6.75        3,975,000               3,816,000
    12-15-15                    6.88        4,920,000               4,704,750
Select Medical
    02-01-15                    7.63       11,264,000               9,743,359
    09-15-15                   10.82        6,296,000(d,g)          5,792,320
Triad Hospitals
  Sr Nts
    05-15-12                    7.00        7,970,000               7,830,525
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00        4,880,000               4,660,400
US Oncology
    08-15-14                   10.75        2,215,000               2,408,813
US Oncology
  Sr Nts
    03-15-15                   10.32        6,780,000(g)            6,881,700
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
    10-01-15                   10.69        4,665,000(h)            3,358,800
Vanguard Health Holding II LLC
  Sr Sub Nts
    10-01-14                    9.00        7,405,000               7,182,850
                                                                 ------------
Total                                                             103,966,724
-----------------------------------------------------------------------------

HOME CONSTRUCTION (1.5%)
K Hovnanian Enterprises
    05-15-16                    7.50        1,980,000               1,821,600
Meritage Homes
    03-15-15                    6.25        6,375,000               5,402,813
Standard-Pacific
  Sr Nts
    08-15-15                    7.00        5,790,000               5,080,725
Stanley-Martin Communities LLC
    08-15-15                    9.75        2,466,000               1,923,480
William Lyon Homes
  Sr Nts
    02-15-14                    7.50        4,180,000               3,333,550
                                                                 ------------
Total                                                              17,562,168
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (6.4%)
Chaparral Energy
    12-01-15                    8.50        1,854,000               1,867,905
Chesapeake Energy
  Sr Nts
    08-15-14                    7.00        4,143,000               4,101,570
Compton Petroleum Finance
    12-01-13                    7.63        7,745,000(c)            7,551,375
Encore Acquisition
    12-01-17                    7.25        2,740,000               2,678,350

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

178   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
INDEPENDENT ENERGY (CONT.)
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25%    $  1,650,000         $     1,551,000
    07-15-15                    6.00        5,500,000               5,101,250
EXCO Resources
    01-15-11                    7.25       10,575,000              10,284,187
Hilcorp Energy I LP/Finance
  Sr Nts
    11-01-15                    7.75        5,560,000(d)            5,462,700
    06-01-16                    9.00        5,190,000(d)            5,384,625
Petrohawk Energy
    07-15-13                    9.13        7,815,000(d)            7,951,762
Pioneer Natural Resources
    05-01-18                    6.88        6,310,000               6,230,494
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88        6,150,000               5,736,751
Quicksilver Resources
    04-01-16                    7.13        5,965,000               5,696,575
Range Resources
    05-15-16                    7.50        1,480,000               1,491,100
Stone Energy
  Sr Nts
    07-15-10                    8.24        5,010,000(d,g)          4,959,900
                                                              ---------------
Total                                                              76,049,544
-----------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50        2,075,000               2,095,750
-----------------------------------------------------------------------------

MEDIA CABLE (4.6%)
CCH I LLC
  Secured
    10-01-15                   11.00        2,080,000               1,846,000
CCO Holdings LLC/Capital
  Sr Nts
    12-15-10                    9.45        4,020,000(g)            4,120,500
    11-15-13                    8.75        3,560,000               3,560,000
Charter Communications Operating LLC/Capital
  Sr Nts
    04-30-12                    8.00        4,765,000(d)            4,776,913
CSC Holdings
  Sr Nts
    04-15-12                    7.25        8,000,000(d)            7,860,000
DIRECTV Holdings LLC/Finance
    06-15-15                    6.38        5,000,000               4,675,000
Echostar DBS
    10-01-14                    6.63        4,045,000               3,888,256
    02-01-16                    7.13        5,465,000(d)            5,301,050
Echostar DBS
  Sr Nts
    10-01-11                    6.38        1,695,000               1,650,506
NTL Cable
    04-15-14                    8.75          295,000(c)              306,063
NTL Cable
  Sr Nts
    08-15-16                    9.13        2,960,000(c)            3,056,200

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MEDIA CABLE (CONT.)
Quebecor Media
  Sr Nts
    03-15-16                    7.75%    $  4,630,000(c)      $     4,583,700
Videotron Ltee
    01-15-14                    6.88        9,070,000(c)            8,899,937
                                                              ---------------
Total                                                              54,524,125
-----------------------------------------------------------------------------

MEDIA NON CABLE (9.0%)
CMP Susquehanna
  Sr Sub Nts
    05-15-14                    9.88          744,000(d)              693,780
Emmis Operating
  Sr Sub Nts
    05-15-12                    6.88        7,405,000               7,182,850
Entercom Radio LLC/Capital
    03-01-14                    7.63        2,090,000               2,027,300
Intelsat Bermuda
    06-15-16                    9.25        2,250,000(c,d)          2,340,000
Intelsat Bermuda
  Sr Nts
    06-15-13                   11.64        3,460,000(c,d,g)        3,589,750
    06-15-16                   11.25        2,580,000(c,d)          2,673,525
Lamar Media
    01-01-13                    7.25        3,627,000               3,599,798
    08-15-15                    6.63        5,468,000               5,126,250
Lamar Media
  Sr Sub Nts
    08-15-15                    6.63        3,650,000(d)            3,421,875
Liberty Media
  Sr Nts
    05-15-13                    5.70       10,720,000              10,070,732
LIN TV
  Series B
    05-15-13                    6.50        5,210,000               4,806,225
MediaNews Group
  Sr Sub Nts
    10-01-13                    6.88          984,000                 900,360
    04-01-14                    6.38        3,700,000               3,274,500
Nielsen Finance LLC
  Sr Disc Nts (Zero coupon through 08-01-11,
  thereafter 12.50%)
    08-01-16                   11.99        2,640,000(d,h)          1,511,400
Nielsen Finance LLC
  Sr Nts
    08-01-14                   10.00        5,675,000(d)            5,809,781
Radio One
    02-15-13                    6.38        5,315,000               4,810,075
Rainbow Natl Services LLC
  Sr Nts
    09-01-12                    8.75        9,115,000(d)            9,616,325
Rainbow Natl Services LLC
  Sr Sub Deb
    09-01-14                   10.38        3,775,000(d)            4,204,406
RH Donnelley
  Sr Disc Nts Series A-1
    01-15-13                    6.88        1,370,000               1,229,575

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
MEDIA NON CABLE (CONT.)
RH Donnelley
  Sr Disc Nts Series A-2
    01-15-13                    6.88%    $ 13,830,000         $    12,412,424
RH Donnelley
  Sr Nts
    01-15-13                    6.88        9,845,000               8,835,888
Sinclair Broadcast Group
    03-15-12                    8.00        2,510,000               2,541,375
Sun Media
    02-15-13                    7.63        5,020,000(c)            5,095,300
                                                              ---------------
Total                                                             105,773,494
-----------------------------------------------------------------------------

METALS (0.1%)
Indalex Holding
  Secured
    02-01-14                   11.50        1,093,000(d)            1,164,045
-----------------------------------------------------------------------------

OIL FIELD SERVICES (0.5%)
Chart Inds
  Sr Sub Nts
    10-15-15                    9.13        5,890,000(d)            6,155,050
-----------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (1.3%)
Cardtronics
  Sr Sub Nts
    08-15-13                    9.50        8,355,000(d)            8,438,550
Triad Acquisition
  Sr Unsecured
  Series B
    05-01-13                   11.13        7,665,000               7,320,075
                                                              ---------------
Total                                                              15,758,625
-----------------------------------------------------------------------------

PACKAGING (1.6%)
Crown Americas LLC /Capital
  Sr Nts
    11-15-15                    7.75        9,445,000               9,492,224
Owens-Brockway Glass Container
    05-15-13                    8.25        6,060,000               6,135,750
Plastipak Holdings
  Sr Nts
    12-15-15                    8.50        3,180,000(d)            3,164,100
                                                              ---------------
Total                                                              18,792,074
-----------------------------------------------------------------------------

PAPER (3.6%)
Boise Cascade LLC
    10-15-14                    7.13        9,905,000               9,211,650
Cascades
  Sr Nts
    02-15-13                    7.25        4,203,000(c)            3,971,835
Georgia-Pacific
    06-15-15                    7.70        5,713,000               5,663,011
Jefferson Smurfit US
    10-01-12                    8.25        3,345,000               3,169,388
    06-01-13                    7.50        5,455,000               4,991,325

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   179

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
PAPER (CONT.)
NewPage
  Secured
    05-01-12                   10.00%    $  7,240,000         $     7,475,300
NewPage
  Sr Sub Nts
    05-01-13                   12.00        1,745,000               1,801,713
Smurfit Kappa Funding
  Sr Nts
    10-01-12                    9.63        6,145,000(c)            6,413,844
Smurfit-Stone Container Enterprises
  Sr Nts
    02-01-11                    9.75          261,000                 268,178
                                                              ---------------
Total                                                              42,966,244
-----------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
    01-01-15                   10.27        4,890,000(h)            3,520,800
Warner Chilcott
    02-01-15                    8.75        8,259,000               8,259,000
                                                              ---------------
Total                                                              11,779,800
-----------------------------------------------------------------------------

RETAILERS (3.6%)
AutoNation
    04-15-14                    7.00        4,000,000(d)            3,945,000
Blockbuster
  Sr Sub Nts
    09-01-12                    9.00        7,300,000               6,752,500
General Nutrition Centers
    01-15-11                    8.63        1,875,000               1,875,000
General Nutrition Centers
  Sr Sub Nts
    12-01-10                    8.50        3,565,000               3,404,575
NBTY
  Sr Sub Nts
    10-01-15                    7.13        3,184,000               3,024,800
Neiman Marcus Group
    10-15-15                   10.38        4,605,000               4,927,350
Toys "R" Us
    04-15-13                    7.88       10,995,000               8,686,050
    10-15-18                    7.38        3,170,000               2,219,000
United Auto Group
    03-15-12                    9.63        8,070,000               8,493,675
                                                              ---------------
Total                                                              43,327,950
-----------------------------------------------------------------------------

TECHNOLOGY (0.8%)
Nortel Networks
    07-15-13                   10.13        2,070,000(c,d)          2,101,050
SS&C Technologies
    12-01-13                   11.75        1,785,000(d)            1,865,325
SunGard Data Systems
    08-15-13                    9.13        5,570,000               5,751,025
                                                              ---------------
Total                                                               9,717,400
-----------------------------------------------------------------------------

TOBACCO (0.6%)
Reynolds American
  Secured
    06-01-16                    7.63        6,600,000(d)            6,886,150
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
TRANSPORTATION SERVICES (1.1%)
Avis Budget Car Rental LLC/Finance
  Sr Nts
    05-15-14                    7.63%    $  4,050,000(d)      $     3,847,500
    05-15-16                    7.75        2,975,000(d)            2,813,160
Hertz
  Sr Sub Nts
    01-01-16                   10.50        3,611,000(d)            3,890,852
Quality Distribution LLC/Capital
    01-15-12                   10.01        2,651,000(g)            2,684,138
                                                              ---------------
Total                                                              13,235,650
-----------------------------------------------------------------------------

WIRELESS (4.5%)
American Tower
  Sr Nts
    10-15-12                    7.13        8,815,000               8,925,188
Centennial Communications
  Sr Nts
    01-01-13                   10.00        4,700,000               4,688,250
    01-01-13                   11.26        2,455,000(g)            2,534,788
Centennial Communications/Cellular Operating LLC
  Sr Nts
    02-01-14                    8.13        2,590,000               2,518,775
Dobson Cellular Systems
  Secured
    11-01-11                    8.38          500,000                 517,500
    11-01-12                    9.88        4,485,000               4,787,738
Nextel Communications
  Sr Nts Series D
    08-01-15                    7.38        6,000,000               6,173,628
Rogers Wireless
  Secured
    12-15-10                    8.45        1,605,000(c,g)          1,647,131
    12-15-12                    7.25        1,765,000(c)            1,820,156
Rogers Wireless
  Sr Sub Nts
    12-15-12                    8.00        7,780,000(c)            8,130,100
Windstream
  Sr Nts
    08-01-16                    8.63       11,680,000(d)           12,351,599
                                                              ---------------
Total                                                              54,094,853
-----------------------------------------------------------------------------

WIRELINES (5.5%)
Cincinnati Bell
    02-15-15                    7.00        1,282,000               1,249,950
Cincinnati Bell
  Sr Sub Nts
    01-15-14                    8.38        2,055,000               2,062,706
Citizens Communications
  Sr Nts
    01-15-13                    6.25        7,157,000               6,915,451
Embarq
    06-01-16                    7.08       14,940,000              15,243,849
GCI
  Sr Nts
    02-15-14                    7.25        7,570,000               7,276,663
Level 3 Communications
  Sr Nts
    03-01-10                   11.50          760,000(d)              758,100

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
WIRELINES (CONT.)
Level 3 Financing
    10-15-11                   10.75%    $  3,825,000         $     3,982,781
Level 3 Financing
  Sr Nts
    03-15-13                   12.25        3,135,000(d)            3,421,069
Qwest Communications Intl
    02-15-14                    7.50        1,640,000               1,625,650
Qwest
  Sr Nts
    10-01-14                    7.50        1,630,000(d)            1,660,563
    06-15-15                    7.63       10,730,000              11,011,662
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75        9,875,000              10,418,125
                                                              ---------------
Total                                                              65,626,569
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $1,081,027,523)                                        $ 1,073,373,329
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (2.9%)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE         AMOUNT
ELECTRIC (0.6%)
NRG Energy
  Tranche B Term Loan
    02-01-13                    7.33%    $  7,175,625(j)      $     7,204,973
-----------------------------------------------------------------------------

ENTERTAINMENT (0.2%)
Hit Entertainment
  Tranche C Term Loan
    02-24-12                   10.95        2,700,000(j)            2,711,826
-----------------------------------------------------------------------------

ENVIRONMENTAL (0.3%)
Allied Waste Inds North America
  Tranche AW Term Loan
    01-15-12               7.20-7.27        4,000,000(f,j)          3,987,760
-----------------------------------------------------------------------------

PAPER (0.4%)
Georgia Pacific
  2nd Lien Term Loan
    12-23-13                    8.30        5,150,000(j)            5,192,591
-----------------------------------------------------------------------------

RETAILERS (0.6%)
Toys "R" Us
  Tranche B Term Loan
    07-19-12                    9.64        6,600,000(j)            6,734,772
-----------------------------------------------------------------------------

WIRELINES (0.8%)
Qwest
  Tranche B Term Loan
    06-30-10                    6.95        8,955,000(j)            8,986,342
-----------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $34,612,242)                                           $    34,818,264
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

180   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------
COMMON STOCKS (--%)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
Link Energy LLC Unit                          494,265(b)      $         9,885
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,913,363)                                            $         9,885
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
PREFERRED STOCKS & OTHER (0.4%)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
GNC
  12.00% Pay-in-kind
  Series A                                      2,105(k)      $     2,315,500
Varde Fund V LP                             5,000,000(b,e,i)        1,877,500
Wayland Investment LLC                      6,000,000(e,i)            401,620
-----------------------------------------------------------------------------

TOTAL PREFERRED STOCKS & OTHER
(Cost: $4,336,046)                                            $     4,594,620
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (5.4%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                    5.28%    $  9,700,000         $     9,698,577
Deer Valley Funding LLC
    09-26-06                    5.30        5,000,000               4,980,933
Ebury Finance LLC
    09-13-06                    5.29       10,000,000               9,980,934
    09-14-06                    5.31        6,000,000               5,987,633
Gemini Securitization
    09-01-06                    5.27        8,400,000(l)            8,398,770
Nieuw Amsterdam
    09-25-06                    5.29       15,000,000(l)           14,945,105
Solitaire Funding LLC
    09-18-06                    5.27       10,000,000(l)            9,973,700
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $63,975,044)                                           $    63,965,652
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,187,864,218)(m)                                     $ 1,176,761,750
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 6.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $233,190,939 or 19.6% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,005,478.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(i) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

      SECURITY                               ACQUISITION           COST
                                                DATES
      ---------------------------------------------------------------------
      United Artists Theatre Circuit
        9.30% Series AU4 2015          08-15-96 thru 04-09-02   $1,720,652
      United Artists Theatre Circuit
        9.30% Series AV2 2015          12-11-01 thru 08-28-02      525,335
      Varde Fund V LP                  04-27-00 thru 06-19-00           --*
      Wayland Investment LLC                  05-19-00           2,150,783

      * The original cost of this position in fiscal year 2004 was $5,000,000. During the fiscal year 2005 $5,000,000 was returned to the Fund in the form of return of capital.

(j) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   181

RiverSource VP - High Yield Bond Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $33,317,575 or 2.8% of net assets.

(m) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $1,184,912,942 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $  16,007,482
      Unrealized depreciation                                     (24,158,674)
      ------------------------------------------------------------------------
      Net unrealized depreciation                               $  (8,151,192)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

182   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Income Opportunities Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (91.1%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (0.1%)
Metris Master Trust
  Series 2004-2 Cl D
    10-20-10                    8.57%    $    275,000(b,d)    $       275,748
Metris Master Trust
  Series 2005-1A Cl D
    03-21-11                    7.23           75,000(b,d)             75,086
                                                              ---------------
Total                                                                 350,834
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (4.7%)
Communications & Power Inds
  Sr Sub Nts
    02-01-12                    8.00        3,685,000               3,712,637
CPI Intl
  Sr Nts
    02-01-15                   11.30          200,000(b)              206,000
DRS Technologies
    02-01-16                    6.63        1,460,000               1,419,850
    02-01-18                    7.63          830,000                 830,000
DRS Technologies
  Sr Sub Nts
    11-01-13                    6.88        1,575,000               1,527,750
L-3 Communications
    06-15-12                    7.63        1,150,000               1,173,000
    07-15-13                    6.13           80,000                  77,000
L-3 Communications
  Sr Sub Nts
    01-15-15                    5.88          225,000                 212,625
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38        1,785,000               1,718,063
TransDigm
  Sr Sub Nts
    07-15-14                    7.75        1,260,000(d)            1,250,550
                                                              ---------------
Total                                                              12,127,475
-----------------------------------------------------------------------------

AUTOMOTIVE (4.2%)
Ford Motor Credit
    06-16-08                    6.63        2,370,000               2,330,641
Ford Motor Credit
  Sr Nts
    08-10-11                    9.88        1,410,000               1,467,965
GMAC
    04-15-16                    7.70        2,685,000               2,282,250
GMAC LLC
    09-15-11                    6.88        4,600,000               4,530,443
    11-01-31                    8.00          215,000                 216,613
                                                              ---------------
Total                                                              10,827,912
-----------------------------------------------------------------------------

BROKERAGE (0.9%)
LaBranche & Co
  Sr Nts
    05-15-12                   11.00        2,130,000               2,284,425
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
BUILDING MATERIALS (1.0%)
Interline Brands
  Sr Sub Nts
    06-15-14                    8.13%    $    375,000         $       377,813
Norcraft Companies LP/Finance
  Sr Sub Nts
    11-01-11                    9.00        2,120,000               2,130,600
                                                              ---------------
Total                                                               2,508,413
-----------------------------------------------------------------------------

CHEMICALS (4.7%)
BCP Crystal US Holdings
  Sr Sub Nts
    06-15-14                    9.63        1,476,000               1,599,615
Chemtura
    06-01-16                    6.88        1,266,000               1,224,855
Georgia Gulf
  Sr Nts
    12-15-13                    7.13        1,670,000               1,578,150
Hexion US Finance/Nova Scotia
  Secured
    07-15-14                    9.00          875,000                 879,375
INEOS Group Holdings
  Sr Sub Nts
    02-15-16                    8.50        1,535,000(c,d)          1,458,250
INVISTA
    05-01-12                    9.25        1,530,000(d)            1,606,500
NALCO
  Sr Nts
    11-15-11                    7.75        2,250,000               2,289,374
PQ
    02-15-13                    7.50        1,577,000               1,509,978
                                                              ---------------
Total                                                              12,146,097
-----------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.7%)
Case New Holland
    03-01-14                    7.13          265,000                 261,688
United Rentals North America
    02-15-12                    6.50        1,570,000               1,487,575
                                                              ---------------
Total                                                               1,749,263
-----------------------------------------------------------------------------

CONSUMER PRODUCTS (1.8%)
American Achievement
  Sr Sub Nts
    04-01-12                    8.25          340,000                 337,450
Sealy Mattress
  Sr Sub Nts
    06-15-14                    8.25        1,745,000               1,762,450
Spectrum Brands
  Sr Sub Nts
    10-01-13                    8.50          315,000                 261,844
Visant
    10-01-12                    7.63        2,315,000               2,268,700
                                                              ---------------
Total                                                               4,630,444
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
DIVERSIFIED MANUFACTURING (0.2%)
ALH Finance LLC
  Sr Sub Nts
    01-15-13                    8.50%    $     29,000         $        28,348
RBS Global & Rexnord
    08-01-14                    9.50          403,000(d)              406,022
                                                              ---------------
Total                                                                 434,370
-----------------------------------------------------------------------------

ELECTRIC (6.0%)
Aquila Canada Finance
    06-15-11                    7.75        1,806,000(c)            1,891,785
Dynegy Holdings
    05-15-18                    7.13          325,000                 286,813
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38        2,300,000(d)            2,265,499
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50        1,010,000(d)            1,010,000
Florida Power & Light
  1st Mtge
    09-01-35                    5.40          800,000                 750,234
IPALCO Enterprises
  Secured
    11-14-08                    8.38           65,000                  67,113
    11-14-11                    8.63        1,540,000               1,651,650
Midwest Generation LLC
  Series B
    01-02-16                    8.56          337,074                 358,141
Mirant Americas Generation LLC
  Sr Nts
    05-01-11                    8.30          325,000                 325,000
Mirant North America LLC
    12-31-13                    7.38        2,765,000               2,737,349
Nevada Power
    04-15-12                    6.50          550,000                 563,598
NRG Energy
    02-01-14                    7.25        1,050,000               1,036,875
    02-01-16                    7.38          245,000                 241,325
PacifiCorp
  1st Mtge
    06-15-35                    5.25          750,000                 680,121
Reliant Energy
  Secured
    07-15-13                    9.50          185,000                 192,400
    12-15-14                    6.75          375,000                 354,375
Southern California Edison
  1st Mtge
    04-01-35                    5.75        1,130,000               1,097,865
                                                              ---------------
Total                                                              15,510,143
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   183

Riversource VP - Income Opportunities Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ENTERTAINMENT (0.6%)
AMC Entertainment
    02-01-16                    11.00%   $    925,000         $     1,004,781
Universal City Florida Holdings I/II
  Sr Nts
    05-01-10                    10.24         485,000(b)              495,913
                                                              ---------------
Total                                                               1,500,694
-----------------------------------------------------------------------------

ENVIRONMENTAL (1.9%)
Allied Waste North America
  Secured
    04-15-11                     6.38       1,975,000               1,915,750
    05-15-16                     7.13         950,000(d)              923,875
Allied Waste North America
  Secured Series B
    02-15-11                     5.75         260,000                 247,000
Allied Waste North America
  Series B
    09-01-12                     9.25         235,000                 251,450
Clean Harbors
    07-15-12                    11.25         120,000                 135,000
WCA Waste
  Sr Nts
    06-15-14                     9.25       1,395,000(d)            1,426,388
                                                              ---------------
Total                                                               4,899,463
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (2.5%)
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
    11-01-11                    9.86          190,000(e)              164,825
Constellation Brands
    09-01-16                    7.25        1,415,000               1,422,075
Cott Beverages USA
    12-15-11                    8.00        3,000,000               3,037,500
Pinnacle Foods Group
  Sr Sub Nts
    12-01-13                    8.25        1,990,000               1,955,175
                                                              ---------------
Total                                                               6,579,575
-----------------------------------------------------------------------------

GAMING (6.3%)
Boyd Gaming
  Sr Sub Nts
    04-15-14                    6.75           20,000                  18,850
    02-01-16                    7.13          660,000                 627,825
CCM Merger
    08-01-13                    8.00          318,000(d)              304,485
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
    03-01-12                   10.13        2,700,000               2,834,999
Majestic Star Casino LLC/Capital
    10-15-10                    9.50        2,300,000               2,366,125
Mandalay Resort Group
  Sr Nts
    12-15-11                    6.38          100,000                  96,250
MGM MIRAGE
    09-15-10                    8.50          170,000                 178,925
    02-01-11                    8.38          245,000                 252,044
    07-15-15                    6.63          100,000                  94,125

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
GAMING (CONT.)
MGM MIRAGE
  Sr Nts
    04-01-13                    6.75%    $  1,845,000(d)      $     1,780,425
    02-27-14                    5.88        1,000,000                 910,000
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13          260,000                 247,975
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38        1,865,000(d)            1,972,238
Station Casinos
  Sr Sub Nts
    03-01-16                    6.88        1,000,000                 926,250
Tunica-Biloxi Gaming Authority
  Sr Unsecured
    11-15-15                    9.00        2,335,000(d)            2,399,212
Wheeling Island Gaming
    12-15-09                   10.13          310,000                 318,525
Wynn Las Vegas LLC/Capital
  1st Mtge
    12-01-14                    6.63          980,000                 935,900
                                                              ---------------
Total                                                              16,264,153
-----------------------------------------------------------------------------

GAS PIPELINES (4.5%)
ANR Pipeline
    03-15-10                    8.88          625,000                 655,654
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95          185,000                 174,025
    11-15-15                    6.80          135,000                 133,794
El Paso Natural Gas
  Sr Nts Series A
    08-01-10                    7.63          760,000                 780,900
Southern Natural Gas
    03-15-10                    8.88           50,000                  52,452
Southern Star Central
    03-01-16                    6.75        2,750,000(d)            2,698,438
Tennessee Gas Pipeline
    12-15-11                    6.00        1,071,000               1,014,773
Williams Companies
    09-01-21                    7.88        2,275,000               2,314,813
Williams Companies
  Sr Nts
    07-15-19                    7.63        3,690,000               3,745,350
                                                              ---------------
Total                                                              11,570,199
-----------------------------------------------------------------------------

HEALTH CARE (5.9%)
Coventry Health Care
  Sr Nts
    01-15-12                    5.88          685,000                 676,878
DaVita
    03-15-13                    6.63          940,000                 916,500
    03-15-15                    7.25        1,350,000               1,323,000
HCA
    02-15-16                    6.50          990,000                 779,625
HCA
  Sr Nts
    05-01-12                    6.95          550,000                 481,250

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
HEALTH CARE (CONT.)
HealthSouth
  Sr Nts
    06-15-16                   10.75%    $    340,000(d)      $       347,650
IASIS Healthcare LLC/Capital
  Sr Sub Nts
    06-15-14                    8.75          950,000                 904,875
MedCath Holdings
  Sr Nts
    07-15-12                    9.88          735,000                 779,100
Omnicare
  Sr Sub Nts
    12-15-13                    6.75        1,800,000               1,728,000
    12-15-15                    6.88          570,000                 545,063
Select Medical
    02-01-15                    7.63        2,315,000               2,002,474
Triad Hospitals
  Sr Nts
    05-15-12                    7.00          680,000                 668,100
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00        2,037,000               1,945,334
US Oncology
    08-15-12                    9.00          915,000                 947,025
    08-15-14                   10.75        1,125,000               1,223,438
                                                              ---------------
Total                                                              15,268,312
-----------------------------------------------------------------------------

HOME CONSTRUCTION (0.5%)
Meritage Homes
    03-15-15                    6.25          205,000                 173,738
Meritage Homes
  Sr Nts
    05-01-14                    7.00          650,000                 578,500
Standard-Pacific
  Sr Nts
    05-15-11                    6.88           75,000                  69,375
    08-15-15                    7.00          520,000                 456,300
                                                              ---------------
Total                                                               1,277,913
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (7.0%)
Chaparral Energy
    12-01-15                    8.50        1,088,000               1,096,160
Chesapeake Energy
  Sr Nts
    06-15-14                    7.50          225,000                 226,688
    08-15-14                    7.00          230,000                 227,700
Compton Petroleum Finance
    12-01-13                    7.63        2,155,000(c)            2,101,125
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25          210,000                 197,400
    07-15-15                    6.00        1,220,000               1,131,550
EXCO Resources
    01-15-11                    7.25        2,420,000               2,353,449
Hilcorp Energy I LP/Finance
  Sr Nts
    11-01-15                    7.75        1,145,000(d)            1,124,963
    06-01-16                    9.00        1,250,000(d)            1,296,875
Petrohawk Energy
    07-15-13                    9.13        1,450,000(d)            1,475,375

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

184   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
INDEPENDENT ENERGY (CONT.)
Pioneer Natural Resources
    05-01-18                    6.88%    $    450,000         $       444,330
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88        2,835,000               2,644,501
Quicksilver Resources
    04-01-16                    7.13        1,310,000               1,251,050
Range Resources
    03-15-15                    6.38        1,660,000               1,585,300
    05-15-16                    7.50          275,000                 277,063
Stone Energy
  Sr Nts
    07-15-10                    8.24          610,000(b,d)            603,900
                                                              ---------------
Total                                                              18,037,429
-----------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50          300,000                 303,000
-----------------------------------------------------------------------------

LODGING (0.5%)
ITT
    11-15-15                    7.38        1,185,000               1,262,025
-----------------------------------------------------------------------------

MEDIA CABLE (2.9%)
Charter Communications Operating LLC/Capital
  Sr Nts
    04-30-12                    8.00          950,000(d)              952,375
    04-30-14                    8.38        1,320,000(d)            1,333,200
CSC Holdings
  Sr Nts Series B
    07-15-09                    8.13          485,000                 501,369
    04-01-11                    7.63          370,000                 378,325
DIRECTV Holdings LLC/Finance
    06-15-15                    6.38           85,000                  79,475
Echostar DBS
    10-01-14                    6.63          210,000                 201,863
    02-01-16                    7.13        1,675,000(d)            1,624,749
Echostar DBS
  Sr Nts
    10-01-11                    6.38          185,000                 180,144
Mediacom LLC/Capital
  Sr Nts
    02-15-11                    7.88          300,000                 294,750
NTL Cable
    04-15-14                    8.75           60,000(c)               62,250
NTL Cable
  Sr Nts
    08-15-16                    9.13          825,000(c)              851,813
Quebecor Media
  Sr Nts
    03-15-16                    7.75          210,000(c)              207,900
Videotron Ltee
    12-15-15                    6.38        1,000,000(c)              936,250
                                                              ---------------
Total                                                               7,604,463
-----------------------------------------------------------------------------

MEDIA NON CABLE (7.9%)
Dex Media
    11-15-13                    8.00        1,410,000               1,402,949

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MEDIA NON CABLE (CONT.)
Dex Media West LLC/Finance
  Sr Sub Nts Series B
    08-15-13                    9.88%    $    374,000         $       401,583
Dex Media
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
    11-15-13                    8.43        1,475,000(e)            1,227,938
Emmis Operating
  Sr Sub Nts
    05-15-12                    6.88        1,510,000               1,464,699
Entercom Radio LLC/Capital
    03-01-14                    7.63        1,997,000               1,937,089
Intelsat Bermuda
    06-15-16                    9.25          245,000(c,d)            254,800
Lamar Media
    01-01-13                    7.25          651,000                 646,118
    08-15-15                    6.63        1,219,000               1,142,813
Lamar Media
  Sr Sub Nts
    08-15-15                    6.63          740,000(d)              693,750
Liberty Media
  Sr Nts
    05-15-13                    5.70          490,000                 460,323
LIN TV
  Series B
    05-15-13                    6.50          160,000                 147,600
LIN TV
  Sr Sub Nts
    05-15-13                    6.50          380,000                 350,550
MediaNews Group
  Sr Sub Nts
    10-01-13                    6.88          134,000                 122,610
Nielsen Finance LLC
  Sr Nts
    08-01-14                   10.00          540,000(d)              552,825
Radio One
    02-15-13                    6.38          285,000                 257,925
Radio One
  Series B
    07-01-11                    8.88        1,160,000               1,177,400
Rainbow Natl Services LLC
  Sr Nts
    09-01-12                    8.75        1,130,000(d)            1,192,150
Rainbow Natl Services LLC
  Sr Sub Deb
    09-01-14                   10.38        1,025,000(d)            1,141,594
RH Donnelley
    12-15-12                   10.88          250,000                 273,750
RH Donnelley
  Sr Disc Nts Series A-2
    01-15-13                    6.88          170,000                 152,575
Salem Communications
    12-15-10                    7.75        3,274,000               3,261,722
Sinclair Broadcast Group
    03-15-12                    8.00          515,000                 521,438
Sun Media
    02-15-13                    7.63        1,400,000(c)            1,420,999
                                                              ---------------
Total                                                              20,205,200
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
METALS (0.6%)
California Steel Inds
  Sr Nts
    03-15-14                    6.13%    $    650,000         $       598,000
Peabody Energy
  Series B
    03-15-13                    6.88          918,000                 908,820
                                                              ---------------
Total                                                               1,506,820
-----------------------------------------------------------------------------

OIL FIELD SERVICES (1.5%)
Chart Inds
  Sr Sub Nts
    10-15-15                    9.13        1,750,000(d)            1,828,750
Pride Intl
  Sr Nts
    07-15-14                    7.38        2,095,000               2,131,663
                                                              ---------------
Total                                                               3,960,413
-----------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (4.6%)
Cardtronics
  Sr Sub Nts
    08-15-13                    9.50        1,765,000(d)            1,782,650
Dow Jones CDX HY
  Series 6-T1
    06-29-11                    8.63        8,000,000(d)            7,990,000
Residential Capital
    02-22-11                    6.00          435,000                 432,641
Triad Acquisition
  Sr Unsecured
  Series B
    05-01-13                   11.13        1,845,000               1,761,975
                                                              ---------------
Total                                                              11,967,266
-----------------------------------------------------------------------------

PACKAGING (2.0%)
Ball
    12-15-12                    6.88        1,575,000               1,575,000
Crown Americas LLC /Capital
  Sr Nts
    11-15-15                    7.75          250,000                 251,250
Crown Americas LLC/Capital
  Sr Nts
    11-15-13                    7.63        1,225,000               1,231,125
Owens-Brockway Glass Container
    05-15-11                    7.75        1,120,000               1,145,200
Plastipak Holdings
  Sr Nts
    12-15-15                    8.50          400,000(d)              398,000
Silgan Holdings
  Sr Sub Nts
    11-15-13                    6.75          650,000                 635,375
                                                              ---------------
Total                                                               5,235,950
-----------------------------------------------------------------------------

PAPER (3.8%)
Boise Cascade LLC
    10-15-14                    7.13        2,170,000               2,018,100
Cascades
  Sr Nts
    02-15-13                    7.25          435,000(c)              411,075

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   185

RIVERSOURCE VP - INCOME OPPORTUNITIES FUND

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
PAPER (CONT.)
Georgia-Pacific
    06-15-15                    7.70%    $  2,082,000         $     2,063,782
Jefferson Smurfit US
    06-01-13                    7.50        2,195,000               2,008,425
NewPage
  Secured
    05-01-12                   10.00        1,515,000               1,564,238
Smurfit Kappa Funding
  Sr Nts
    10-01-12                    9.63        1,285,000(c)            1,341,219
Smurfit-Stone Container Enterprises
  Sr Nts
    02-01-11                    9.75          344,000                 353,460
                                                              ---------------
Total                                                               9,760,299
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Elan Finance
    11-15-11                    7.75        1,600,000(c)            1,536,000
-----------------------------------------------------------------------------

RETAILERS (1.7%)
AutoNation
    04-15-14                    7.00        1,130,000(d)            1,114,463
General Nutrition Centers
    01-15-11                    8.63          890,000                 890,000
NBTY
  Sr Sub Nts
    10-01-15                    7.13          352,000                 334,400
Neiman Marcus Group
    10-15-15                   10.38          400,000                 428,000
United Auto Group
    03-15-12                    9.63        1,560,000               1,641,900
                                                              ---------------
Total                                                               4,408,763
-----------------------------------------------------------------------------

TECHNOLOGY (0.8%)
Flextronics Intl
  Sr Sub Nts
    11-15-14                    6.25          810,000(c)              774,563
Nortel Networks
    07-15-13                   10.13          385,000(c,d)            390,775
SunGard Data Systems
    08-15-13                    9.13          870,000                 898,275
                                                              ---------------
Total                                                               2,063,613
-----------------------------------------------------------------------------

TOBACCO (0.4%)
Reynolds American
  Secured
    06-01-16                    7.63          995,000(d)            1,038,139
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Avis Budget Car Rental LLC/Finance
  Sr Nts
    05-15-14                    7.63          325,000(d)              308,750
    05-15-16                    7.75          240,000(d)              226,944
Hertz
  Sr Nts
    01-01-14                    8.88          475,000(d)              492,813

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
TRANSPORTATION SERVICES (CONT.)
Hertz
  Sr Sub Nts
    01-01-16                   10.50%    $    583,000(d)      $       628,182
                                                              ---------------
Total                                                               1,656,689
-----------------------------------------------------------------------------

WIRELESS (4.4%)
American Tower
  Sr Nts
    10-15-12                    7.13          415,000                 420,188
Centennial Communications/Cellular Operating LLC
  Sr Nts
    02-01-14                    8.13          525,000                 510,563
Dobson Cellular Systems
  Secured
    11-01-11                    8.38        1,350,000               1,397,250
Nextel Communications
  Sr Nts Series E
    10-31-13                    6.88          140,000                 141,757
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95        2,500,000               2,430,537
Rogers Wireless
  Secured
    05-01-11                    9.63          185,000(c)              206,738
    12-15-12                    7.25        1,150,000(c)            1,185,938
    03-01-14                    6.38        1,160,000(c)            1,136,800
Rogers Wireless
  Sr Sub Nts
    12-15-12                    8.00          210,000(c)              219,450
Rural Cellular
  Secured
    03-15-12                    8.25          800,000(d)              820,000
    03-15-12                    8.25          750,000                 768,750
Windstream
  Sr Nts
    08-01-16                    8.63        2,110,000(d)            2,231,324
                                                              ---------------
Total                                                              11,469,295
-----------------------------------------------------------------------------

WIRELINES (5.2%)
Cincinnati Bell
    07-15-13                    7.25          110,000                 111,788
Citizens Communications
    05-15-11                    9.25          100,000                 109,375
Citizens Communications
  Sr Nts
    01-15-13                    6.25          545,000                 526,606
Embarq
    06-01-16                    7.08        1,200,000               1,224,406
GCI
  Sr Nts
    02-15-14                    7.25        1,175,000               1,129,469
Level 3 Financing
    10-15-11                   10.75          440,000                 458,150
Qwest
    03-15-12                    8.88        3,385,000               3,664,262
Qwest Communications Intl
    02-15-14                    7.50          250,000                 247,813

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
WIRELINES (CONT.)
Qwest
  Sr Nts
    10-01-14                    7.50%    $    600,000(d)      $       611,250
    06-15-15                    7.63        1,025,000               1,051,906
Telecom Italia Capital
    10-01-15                    5.25        2,400,000(c)            2,243,356
Valor Telecommunications Enterprises LLC/Finance
    02-15-15                    7.75        2,060,000               2,173,299
                                                              ---------------
Total                                                              13,551,680
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $236,094,153)                                          $   235,496,729
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SENIOR LOANS (1.7%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ELECTRIC (0.4%)
NRG Energy
  Tranche B Term Loan
    02-01-13                    7.33%    $  1,000,000(f)      $     1,004,090
-----------------------------------------------------------------------------

PAPER (0.9%)
Georgia Pacific
  2nd Lien Term Loan
    12-23-13                    8.30        2,450,000(f)            2,470,262
-----------------------------------------------------------------------------

RETAILERS (0.4%)
Toys "R" Us
  Tranche B Term Loan
    07-19-12                    9.64        1,000,000(f)            1,020,420
-----------------------------------------------------------------------------

TOTAL SENIOR LOANS
(Cost: $4,477,997)                                            $     4,494,772
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.7%)
------------------------------------------------------------------------------

ISSUER                      EFFECTIVE       AMOUNT                   VALUE(a)
                              YIELD       PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                   5.28%     $  2,800,000         $     2,799,589
Deer Valley Funding LLC
    09-26-06                   5.30         5,000,000               4,980,933
Ebury Finance LLC
    09-01-06                   5.28         6,000,000               5,999,121
Gemini Securitization
    09-01-06                   5.27         2,000,000(g)            1,999,707
Nieuw Amsterdam
    09-25-06                   5.28         4,300,000(g)            4,284,293
Sheffield Receivables
    09-06-06                   5.25         5,000,000(g)            4,995,625
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $25,062,942)                                           $    25,059,268
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $265,635,092)(h)                                       $   265,050,769
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

186   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 7.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $52,308,962 or 20.2% of net assets.

(e) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(f) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $11,279,625 or 4.4% of net assets.

(h) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $265,760,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $     1,549,205
      Unrealized depreciation                                      (2,259,228)
      ------------------------------------------------------------------------
      Net unrealized depreciation                             $      (710,023)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   187

INVESTMENTS IN SECURITIES

RiverSource VP - International Opportunity Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (98.1%)(c)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
AUSTRALIA (2.5%)
CAPITAL MARKETS (0.5%)
Macquarie Bank                                129,823         $     6,422,127
-----------------------------------------------------------------------------

INSURANCE (0.3%)
QBE Insurance Group                           232,199               4,229,442
-----------------------------------------------------------------------------

METALS & MINING (1.7%)
BHP Billiton                                  444,881               9,407,535
Newcrest Mining                               252,107               3,752,941
Rio Tinto                                     132,787               7,394,914
                                                              ---------------
Total                                                              20,555,390
-----------------------------------------------------------------------------

AUSTRIA (0.6%)
COMMERCIAL BANKS
Erste Bank der Oesterreichischen
   Sparkassen                                 122,604               7,413,202
-----------------------------------------------------------------------------

BELGIUM (0.8%)
BEVERAGES (0.4%)
InBev                                          98,967               5,138,380
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.4%)
Colruyt                                        28,127               4,781,383
-----------------------------------------------------------------------------

CANADA (1.1%)
OIL, GAS & CONSUMABLE FUELS (0.7%)
Canadian Natural Resources                     70,000               3,677,440
Petro-Canada                                  110,000               4,700,344
                                                              ---------------
Total                                                               8,377,784
-----------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Canadian Pacific Railway                      110,000               5,407,387
-----------------------------------------------------------------------------

CHINA (0.7%)
OIL, GAS & CONSUMABLE FUELS
PetroChina Series H                         8,308,000               9,368,680
-----------------------------------------------------------------------------

DENMARK (0.4%)
INSURANCE
TrygVesta                                      76,003               4,673,573
-----------------------------------------------------------------------------

FINLAND (0.6%)
OIL, GAS & CONSUMABLE FUELS
Neste Oil                                     223,832               7,053,692
-----------------------------------------------------------------------------

FRANCE (11.3%)
AIRLINES (0.3%)
Air France-KLM                                147,931               4,036,435
-----------------------------------------------------------------------------

COMMERCIAL BANKS (1.6%)
BNP Paribas                                    91,476               9,720,369
Societe Generale                               69,050              11,145,343
                                                              ---------------
Total                                                              20,865,712
-----------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
VINCI                                          75,041               8,122,965
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
Imerys                                         62,740               4,774,085
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
FRANCE (CONT.)
ELECTRICAL EQUIPMENT (1.4%)
ALSTOM                                        101,804(b)      $     9,598,467
Schneider Electric                             77,030               8,214,920
                                                              ---------------
Total                                                              17,813,387
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Essilor Intl                                  109,987              11,384,447
-----------------------------------------------------------------------------

INSURANCE (2.3%)
Assurances Generales
   de France                                   68,024               8,539,795
AXA                                           544,245              20,218,627
                                                              ---------------
Total                                                              28,758,422
-----------------------------------------------------------------------------

MACHINERY (0.3%)
Vallourec                                      18,555               4,159,664
-----------------------------------------------------------------------------

OFFICE ELECTRONICS (0.6%)
Neopost                                        61,275               7,162,678
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.7%)
Total                                         312,679              21,109,042
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.6%)
Sanofi-Aventis                                 82,739               7,424,678
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
LVMH Moet Hennessy
   Louis Vuitton                               67,879               6,986,836
-----------------------------------------------------------------------------

GERMANY (6.3%)
COMMERCIAL BANKS (0.6%)
Deutsche Postbank                              97,042               7,573,190
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.6%)
Wincor Nixdorf                                 57,693               8,036,587
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (0.6%)
E.ON                                           64,631               8,209,876
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.7%)
Fresenius Medical Care & Co                    62,554               8,252,151
-----------------------------------------------------------------------------

INSURANCE (1.7%)
Allianz                                       119,469              20,258,347
-----------------------------------------------------------------------------

MACHINERY (0.7%)
MAN                                           120,636               9,227,482
-----------------------------------------------------------------------------

SOFTWARE (0.3%)
SAP                                            17,209               3,286,725
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.8%)
Hypo Real Estate Holding                      173,263              10,742,625
-----------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.3%)
Fraport                                        56,243               4,338,788
-----------------------------------------------------------------------------

GREECE (0.6%)
COMMERCIAL BANKS
EFG Eurobank Ergasias                         267,056               8,073,718
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
HONG KONG (2.6%)
DISTRIBUTORS (0.5%)
Li & Fung                                   2,670,800         $     6,353,242
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.6%)
Cheung Kong Holdings                          429,000               4,738,411
China Overseas Land
  & Investment                              6,378,000               4,387,535
New World Development                       3,471,400               6,231,210
Sun Hung Kai Properties                       381,000               4,154,351
                                                              ---------------
Total                                                              19,511,507
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Esprit Holdings                               815,000               6,780,227
-----------------------------------------------------------------------------

HUNGARY (0.4%)
PHARMACEUTICALS
Gedeon Richter ADR                             25,492(d,h)          5,423,505
-----------------------------------------------------------------------------

INDONESIA (0.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES
Telekomunikasi Indonesia                    4,667,000               4,060,943
-----------------------------------------------------------------------------

IRELAND (0.6%)
CONSTRUCTION MATERIALS
CRH                                           219,244               7,602,828
-----------------------------------------------------------------------------

ITALY (4.1%)
COMMERCIAL BANKS (1.0%)
UniCredito Italiano                         1,587,411              12,648,499
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Saipem                                        558,167              12,505,849
-----------------------------------------------------------------------------

FOOD PRODUCTS (0.6%)
Parmalat                                    2,271,253(b)            7,768,479
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (1.5%)
Eni                                           632,004              19,349,821
-----------------------------------------------------------------------------

JAPAN (24.5%)
AUTO COMPONENTS (0.2%)
Keihin                                        137,400               2,908,587
-----------------------------------------------------------------------------

AUTOMOBILES (2.1%)
Honda Motor                                   265,700               9,030,948
Toyota Motor                                  322,000              17,472,868
                                                              ---------------
Total                                                              26,503,816
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Asahi Glass                                   585,000               7,674,419
-----------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Mitsubishi UFJ Securities                     145,000               1,945,438
Nikko Cordial                                 596,500               7,571,216
Nomura Holdings                               240,500               4,650,609
Tokai Tokyo Securities                        689,000               3,891,362
                                                              ---------------
Total                                                              18,058,625
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

188   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
JAPAN (CONT.)
CHEMICALS (2.0%)
Showa Denko                                 2,341,000         $    10,050,805
Sumitomo Chemical                           1,025,000               8,067,979
UBE Inds                                    2,683,000               7,336,596
                                                              ---------------
Total                                                              25,455,380
-----------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
Bank of Yokohama                              622,000               4,917,080
Mitsubishi UFJ
   Financial Group                              1,346              18,345,686
Mitsui Trust Holdings                         617,000               7,221,722
Mizuho Financial Group                          1,709              13,815,836
                                                              ---------------
Total                                                              44,300,324
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Toppan Printing                               532,000               6,018,366
-----------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Okumura                                       996,000               5,455,558
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
Japan Cash Machine                            177,600(f)            2,806,440
Matsushita Electric Works                     295,000               3,146,265
                                                              ---------------
Total                                                               5,952,705
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
Arisawa Mfg                                   343,800               5,204,298
Yokogawa Electric                             109,400               1,556,334
                                                              ---------------
Total                                                               6,760,632
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.9%)
Daito Trust Construction                      128,100               6,656,530
Sekisui Chemical                              914,000               8,019,593
Sharp                                         520,000               9,302,325
                                                              ---------------
Total                                                              23,978,448
-----------------------------------------------------------------------------

INSURANCE (0.4%)
T&D Holdings                                   66,350               4,922,979
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Rakuten                                         8,380               3,633,546
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
eAccess                                         8,502(f)            5,077,010
-----------------------------------------------------------------------------

MACHINERY (1.3%)
AMADA                                         685,000               7,154,017
SMC                                            65,600               8,767,901
                                                              ---------------
Total                                                              15,921,918
-----------------------------------------------------------------------------

METALS & MINING (1.5%)
Mitsui Mining & Smelting                    1,520,000               8,545,873
Nippon Steel                                1,518,000               6,336,315
Pacific Metals                                619,000               4,687,716
                                                              ---------------
Total                                                              19,569,904
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.3%)
Mitsukoshi                                    719,000               3,387,060
-----------------------------------------------------------------------------

OFFICE ELECTRONICS (1.8%)
Canon                                         306,450              15,245,489
Ricoh                                         379,000               7,441,818
                                                              ---------------
Total                                                              22,687,307
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
JAPAN (CONT.)
OIL, GAS & CONSUMABLE FUELS (0.9%)
Nippon Mining Holdings                        949,500         $     6,956,044
Nippon Oil                                    532,000               4,042,457
                                                              ---------------
Total                                                              10,998,501
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Takeda Pharmaceutical                         166,300              11,007,335
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.4%)
Mitsui Fudosan                                235,000               5,264,929
Sumitomo Real Estate Sales                     54,570               4,667,202
TOC                                         1,363,250               7,606,514
                                                              ---------------
Total                                                              17,538,645
-----------------------------------------------------------------------------

SOFTWARE (0.6%)
Nintendo                                       39,200               8,041,026
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Komeri                                        179,800               6,233,802
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.4%)
ONWARD Kashiyama                              319,000               4,459,315
-----------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.2%)
Mitsubishi Logistics                          185,000               2,978,533
-----------------------------------------------------------------------------

MEXICO (1.3%)
MEDIA (0.5%)
Grupo Televisa ADR                            348,364               6,632,850
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
America Movil ADR Series L                    262,515               9,794,435
-----------------------------------------------------------------------------

NETHERLANDS (2.6%)
DIVERSIFIED FINANCIAL SERVICES (1.3%)
ING Groep                                     370,731              16,028,464
-----------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Royal Numico                                  148,712               6,907,693
-----------------------------------------------------------------------------

MEDIA (0.4%)
Reed Elsevier                                 281,118               4,508,709
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (0.4%)
Royal Dutch Shell Series A                    144,055               4,980,701
-----------------------------------------------------------------------------

RUSSIA (0.6%)
OIL, GAS & CONSUMABLE FUELS
Gazprom ADR                                   161,379               7,600,951
-----------------------------------------------------------------------------

SINGAPORE (0.9%)
HOTELS, RESTAURANTS & LEISURE (0.4%)
City Developments                             724,200               4,533,441
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
Keppel                                        672,000               6,406,101
-----------------------------------------------------------------------------

SOUTH AFRICA (2.1%)
METALS & MINING
Anglo American                                421,383              18,227,587
Impala Platinum Holdings                       48,521               8,981,633
                                                              ---------------
Total                                                              27,209,220
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
SOUTH KOREA (1.5%)
COMMERCIAL BANKS (1.1%)
Kookmin Bank                                   68,930         $     5,580,389
Shinhan Financial Group                       169,390               7,641,058
                                                              ---------------
Total                                                              13,221,447
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.4%)
Samsung Electronics                             7,680               5,194,589
-----------------------------------------------------------------------------

SPAIN (2.3%)
COMMERCIAL BANKS (1.7%)
Banco Bilbao Vizcaya
   Argentaria                                 921,960              21,070,078
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Inditex                                       181,713               8,196,174
-----------------------------------------------------------------------------

SWEDEN (1.7%)
BUILDING PRODUCTS (0.7%)
ASSA ABLOY Cl B                               505,600               8,864,175
-----------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
Skandinaviska Enskilda
   Banken                                     257,400               6,662,502
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.5%)
Telefonaktiebolaget LM
   Ericsson Series B                        1,949,000               6,484,201
-----------------------------------------------------------------------------

SWITZERLAND (9.5%)
CAPITAL MARKETS (2.4%)
UBS                                           540,819              30,607,007
-----------------------------------------------------------------------------

CHEMICALS (0.6%)
Syngenta                                       52,118(b)            7,652,330
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Nestle                                         39,584              13,613,332
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Nobel Biocare Holding                          27,326(b)            6,661,087
-----------------------------------------------------------------------------

METALS & MINING (1.1%)
Xstrata                                       307,189              13,790,923
-----------------------------------------------------------------------------

PHARMACEUTICALS (3.8%)
Novartis                                      299,742              17,109,674
Roche Holding                                 166,840              30,759,726
                                                              ---------------
Total                                                              47,869,400
-----------------------------------------------------------------------------

TAIWAN (0.4%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
Taiwan
   Semiconductor Mfg                        3,162,876               5,587,542
-----------------------------------------------------------------------------

UNITED KINGDOM (17.8%)
AEROSPACE & DEFENSE (0.9%)
Rolls-Royce Group                           1,382,776(b)           11,485,004
-----------------------------------------------------------------------------

COMMERCIAL BANKS (3.1%)
Barclays                                      775,453               9,707,225
HSBC Holdings                                 462,289               8,387,844
Standard Chartered                            857,859              21,477,589
                                                              ---------------
Total                                                              39,572,658
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   189

RiverSource VP - International Opportunity Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
UNITED KINGDOM (CONT.)
CONSTRUCTION MATERIALS (0.6%)
Hanson                                        569,513         $     7,178,034
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
British Energy Group                          495,712(b)            6,328,082
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.9%)
Tesco                                       3,284,017              23,587,315
Wm Morrison
   Supermarkets                             3,249,150              13,686,642
                                                              ---------------
Total                                                              37,273,957
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
Drax Group                                    552,150(b)            9,461,140
-----------------------------------------------------------------------------

INSURANCE (1.1%)
Admiral Group                                 394,570               5,085,769
Legal & General Group                       1,594,107               3,991,049
Resolution                                    429,218               4,862,266
                                                              ---------------
Total                                                              13,939,084
-----------------------------------------------------------------------------

METALS & MINING (0.3%)
Corus Group                                   474,277               3,541,921
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Marks & Spencer Group                       1,048,272              11,825,138
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.0%)
BG Group                                    1,762,153              23,031,807
BP                                          2,302,946              26,175,919
                                                              ---------------
Total                                                              49,207,726
-----------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
AstraZeneca                                   154,192               9,992,985
GlaxoSmithKline                               360,560              10,214,670
                                                              ---------------
Total                                                              20,207,655
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Carphone Warehouse
   Group                                    1,452,197               7,776,102
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.6%)
SIG                                           190,285               3,381,915
Wolseley                                      221,026               4,818,288
                                                              ---------------
Total                                                               8,200,203
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $992,491,955)                                          $ 1,241,621,577
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
OTHER (--%)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
HONG KONG
REAL ESTATE MANAGEMENT & DEVELOPMENT
China Overseas Land & Investment
   Warrants                                   797,250(h)      $       116,864
-----------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                   $       116,864
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (2.0%)(g)
------------------------------------------------------------------------------

ISSUER                              EFFECTIVE     AMOUNT           VALUE(a)
                                      YIELD     PAYABLE AT
                                                 MATURITY
COMMERCIAL PAPER
Barton Capital
   09-01-06                           5.27%     $ 3,000,000(e) $    2,999,561
Park Granada LLC
   09-01-06                           5.28       10,000,000(e)      9,998,533
Park Sienna LLC
   09-01-06                           5.30       12,500,000(e)     12,498,160
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $25,500,000)                                            $   25,496,254
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,017,991,955)(i)                                      $1,267,234,695
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

190   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - International Opportunity Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $5,423,505 or 0.4% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $25,496,254 or 2.0% of net assets.

(f) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(g) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 6 to the financial statements. 1.6% of net assets is the Fund's cash equivalent position.

(h) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

      SECURITY                                ACQUISITION               COST
                                                 DATES
      -----------------------------------------------------------------------
      China Overseas Land & Investment
         Warrants                               06-29-06          $       --
      Gedeon Richter ADR*                04-18-06 thru 04-20-06    5,393,916

      * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(i) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $1,025,152,543 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $ 257,177,115
      Unrealized depreciation                                    (15,094,963)
      -----------------------------------------------------------------------
      Net unrealized appreciation                              $ 242,082,152
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   191

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Equity Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
AEROSPACE & DEFENSE (3.0%)
Boeing                                        330,329         $    24,741,642
DRS Technologies                               28,669               1,186,037
General Dynamics                               69,975               4,726,811
Goodrich                                      207,734               8,091,239
Honeywell Intl                                751,202              29,086,542
L-3 Communications
   Holdings                                    46,006               3,468,392
Lockheed Martin                               219,231              18,108,481
Northrop Grumman                              131,635               8,794,534
United Technologies                           202,679              12,710,000
                                                              ---------------
Total                                                             110,913,678
-----------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
United Parcel Service Cl B                     33,998               2,381,560
-----------------------------------------------------------------------------

AIRLINES (0.1%)
UAL                                           141,583(b)            3,539,575
-----------------------------------------------------------------------------

AUTO COMPONENTS (--%)
Cooper Tire & Rubber                            6,298                  61,909
Goodyear Tire & Rubber                         18,287(b)              248,703
Johnson Controls                               20,120               1,447,232
                                                              ---------------
Total                                                               1,757,844
-----------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                    192,161               1,608,388
General Motors                                 58,366               1,703,119
Harley-Davidson                                21,266               1,244,274
                                                              ---------------
Total                                                               4,555,781
-----------------------------------------------------------------------------

BEVERAGES (1.7%)
Anheuser-Busch Companies                       79,398               3,920,673
Brown-Forman Cl B                               8,684                 668,494
Coca-Cola                                     418,659              18,760,110
Coca-Cola Enterprises                          31,151                 694,667
Constellation Brands Cl A                      20,656(b)              563,702
Molson Coors Brewing Cl B                       6,125                 430,588
Pepsi Bottling Group                           13,887                 486,184
PepsiCo                                       605,265              39,511,699
                                                              ---------------
Total                                                              65,036,117
-----------------------------------------------------------------------------

BIOTECHNOLOGY (2.4%)
Amgen                                         512,989(b)           34,847,344
Biogen Idec                                   534,114(b)           23,575,792
Genentech                                     310,370(b)           25,611,732
Gilead Sciences                                48,758(b)            3,091,257
MedImmune                                      32,274(b)              892,053
                                                              ---------------
Total                                                              88,018,178
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
American Standard
   Companies                                   31,166               1,301,804
Masco                                         123,249               3,378,255
                                                              ---------------
Total                                                               4,680,059
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                        SHARES                 VALUE(a)
CAPITAL MARKETS (2.5%)
Bank of New York                              186,457         $     6,292,924
Bear Stearns Companies                         12,480               1,626,768
Franklin Resources                            160,577              15,802,383
Goldman Sachs Group                            44,708               6,645,844
KKR Private Equity
   Investors LP Unit                          195,617(b)            4,418,988
Legg Mason                                     52,294               4,772,350
Lehman Brothers Holdings                      235,464              15,024,958
Merrill Lynch & Co                            233,579              17,175,064
Morgan Stanley                                300,932              19,798,316
State Street                                   43,449               2,685,148
                                                              ---------------
Total                                                              94,242,743
-----------------------------------------------------------------------------

CHEMICALS (1.0%)
Air Products & Chemicals                       23,012               1,525,465
Ashland                                         7,334                 463,069
Dow Chemical                                  333,797              12,727,679
Eastman Chemical                               59,040               3,096,648
Ecolab                                         18,794                 837,837
EI du Pont de Nemours & Co                    157,393               6,290,997
Hercules                                       11,726(b)              182,926
Intl Flavors & Fragrances                       8,112                 322,614
Lyondell Chemical                              75,313               1,956,632
Monsanto                                       55,715               2,643,120
PPG Inds                                       17,093               1,083,012
Praxair                                        33,346               1,914,394
Rohm & Haas                                    14,998                 661,412
RPM Intl                                       75,143               1,413,440
Sigma-Aldrich                                   6,909                 501,801
                                                              ---------------
Total                                                              35,621,046
-----------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
AmSouth Bancorporation                         35,935               1,029,538
BB&T                                           56,915               2,435,962
Comerica                                       16,724                 957,449
Commerce Bancorp                              125,866(d)            4,192,596
Compass Bancshares                             13,342                 773,836
Fifth Third Bancorp                            57,587               2,265,473
First Horizon Natl                             12,706                 485,115
Huntington Bancshares                          25,360                 606,611
M&T Bank                                        8,058                 986,783
Natl City                                      56,134               1,941,114
North Fork Bancorporation                      48,054               1,318,602
PNC Financial
   Services Group                             112,385               7,955,734
Regions Financial                              47,199               1,698,692
SunTrust Banks                                 37,628               2,874,779
US Bancorp                                    578,315              18,546,562
Wachovia                                      369,740              20,198,896
Wells Fargo & Co                              903,475              31,395,756
Zions Bancorporation                           10,932                 863,519
                                                              ---------------
Total                                                             100,527,017
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                     SHARES                    VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.2%)
Allied Waste Inds                              24,961(b)      $       258,097
Avery Dennison                                 33,871               2,097,970
Cendant                                        29,725                  57,369
Cintas                                         14,230                 526,937
Equifax                                         8,146                 258,961
Monster Worldwide                              13,248(b)              539,724
Robert Half Intl                               17,729                 548,535
Waste Management                               56,254               1,928,387
                                                              ---------------
Total                                                               6,215,980
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.7%)
Alcatel                                        22,152(b,c)            277,814
Cisco Systems                               2,689,964(b)           59,152,308
Corning                                       218,582(b)            4,861,264
Juniper Networks                              126,016(b)            1,848,655
Lucent Technologies                        11,094,200(b)           25,849,486
Motorola                                    1,416,886              33,126,795
Nortel Networks                             4,517,025(b,c)          9,440,582
Sonus Networks                                689,317(b)            3,350,081
                                                              ---------------
Total                                                             137,906,985
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.4%)
Apple Computer                                 81,864(b)            5,554,472
Dell                                          357,843(b)            8,069,360
EMC                                           992,862(b)           11,566,842
Hewlett-Packard                               998,379              36,500,737
Intl Business Machines                        298,973              24,207,844
SanDisk                                        32,249(b)            1,900,111
Sun Microsystems                              225,598(b)            1,125,734
                                                              ---------------
Total                                                              88,925,100
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                               10,382                 816,129
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.7%)
American Express                              217,039              11,403,229
Capital One Financial                         174,978              12,790,892
SLM                                            42,516               2,063,301
                                                              ---------------
Total                                                              26,257,422
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                           10,804                 435,833
Bemis                                          10,819                 349,454
Pactiv                                         14,566(b)              389,349
Sealed Air                                      8,419                 436,694
Temple-Inland                                  70,091               3,120,451
                                                              ---------------
Total                                                               4,731,781
-----------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                  17,820                 736,501
-----------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (--%)
Apollo Group Cl A                              14,442(b)              725,133
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

192   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
DIVERSIFIED FINANCIAL SERVICES (5.1%)
Bank of America                             1,424,900         $    73,339,604
Chicago Mercantile
   Exchange Holdings                            3,600               1,584,000
CIT Group                                      20,289                 914,222
Citigroup                                   1,397,032              68,943,529
Consumer Discretionary
   Select Sector SPDR Fund                     19,951                 656,787
Financial Select Sector
   SPDR Fund                                  109,047(d)            3,649,803
iShares Dow Jones
   US Healthcare
   Sector Index Fund                                1                      65
JPMorgan Chase & Co                           842,467              38,467,043
Moody's                                        25,635               1,568,349
                                                              ---------------
Total                                                             189,123,402
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
AT&T                                          234,307               7,293,977
BellSouth                                     572,488              23,311,711
Chunghwa Telecom ADR                          193,987(c)            3,357,923
Citizens Communications                       107,638               1,484,328
Embarq                                        398,418(b)           18,785,409
FastWeb                                        16,061(b,c)            624,851
Verizon Communications                        722,132              25,404,604
Windstream                                    860,116              11,353,531
                                                              ---------------
Total                                                              91,616,334
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Allegheny Energy                               16,856(b)              703,569
American Electric Power                        40,652               1,482,985
Edison Intl                                    33,394               1,457,314
Entergy                                       120,065               9,323,047
Exelon                                        253,489              15,457,759
FirstEnergy                                    34,039               1,942,265
FPL Group                                      80,390               3,573,336
Pinnacle West Capital                          10,119                 464,867
PPL                                           131,443               4,596,562
Progress Energy                                25,739               1,141,010
Southern                                      309,533              10,607,696
                                                              ---------------
Total                                                              50,750,410
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
Cooper Inds Cl A                                9,499                 777,778
Emerson Electric                               41,211               3,385,484
Rockwell Automation                            17,830               1,005,255
                                                              ---------------
Total                                                               5,168,517
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Agilent Technologies                           40,307(b)            1,296,273
Flextronics Intl                              350,582(b,c)          4,136,867
Tektronix                                       8,414                 238,453
                                                              ---------------
Total                                                               5,671,593
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.2%)
Baker Hughes                                   49,751               3,541,276
Cameron Intl                                   50,195(b)            2,404,842
Halliburton                                   330,407              10,777,876
Natl Oilwell Varco                             56,542(b)            3,692,193
Schlumberger                                  184,632              11,317,942

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
ENERGY EQUIPMENT & SERVICES (CONT.)
TODCO                                          15,436(b)      $       571,595
Transocean                                     46,000(b)            3,070,500
Weatherford Intl                              201,295(b)            8,655,685
                                                              ---------------
Total                                                              44,031,909
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.4%)
Costco Wholesale                               31,730               1,484,647
CVS                                           282,742               9,485,994
Safeway                                       703,757              21,767,203
SYSCO                                          63,318               1,987,552
Wal-Mart Stores                               334,701              14,967,829
Whole Foods Market                             14,372                 770,627
                                                              ---------------
Total                                                              50,463,852
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.3%)
Archer-Daniels-Midland                         67,628               2,784,245
Cadbury Schweppes                             132,434(c)            1,409,468
Campbell Soup                                  85,697               3,219,636
ConAgra Foods                                  52,916               1,259,401
Dean Foods                                     14,166(b)              561,257
General Mills                                 180,314               9,778,428
Hershey                                        43,667               2,356,271
HJ Heinz                                       34,461               1,441,848
Kellogg                                       415,247              21,053,023
Kraft Foods Cl A                               41,614               1,411,131
McCormick & Co                                 13,615                 495,858
Sara Lee                                       78,912               1,312,307
Tyson Foods Cl A                               25,869                 381,050
WM Wrigley Jr                                  22,749               1,056,009
                                                              ---------------
Total                                                              48,519,932
-----------------------------------------------------------------------------

GAS UTILITIES (0.1%)
Nicor                                           4,528                 197,692
ONEOK                                          87,541               3,350,195
Peoples Energy                                  3,903                 165,409
                                                              ---------------
Total                                                               3,713,296
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Bausch & Lomb                                  26,952               1,304,746
Baxter Intl                                    65,572               2,910,085
Boston Scientific                           2,118,482(b)           36,946,326
Medtronic                                     226,631              10,628,994
St. Jude Medical                               37,192(b)            1,354,161
Stryker                                        78,656               3,777,848
                                                              ---------------
Total                                                              56,922,160
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.3%)
Aetna                                         296,983              11,068,556
Brookdale Senior Living                        39,503               1,889,428
Cardinal Health                               413,843              27,901,295
CIGNA                                         144,322              16,318,489
HCA                                           311,811              15,378,519
HealthSouth                                 1,247,255(b)            6,067,896
Humana                                         56,591(b)            3,448,090
McKesson                                       10,844                 550,875
Omnicare                                       14,612                 662,070
UnitedHealth Group                            773,637              40,190,441
                                                              ---------------
Total                                                             123,475,659
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                      SHARES                   VALUE(a)
HOTELS, RESTAURANTS & LEISURE (0.6%)
Applebee's Intl                                33,469         $       694,482
Carnival Unit                                  67,639               2,834,074
Harrah's Entertainment                         35,350               2,204,426
Marriott Intl Cl A                            197,359               7,432,540
McDonald's                                    160,537               5,763,278
Orient-Express Hotels
   Series A                                    20,443(c)              684,432
Wyndham Worldwide                              34,909(b)            1,021,437
                                                              ---------------
Total                                                              20,634,669
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
Centex                                         12,514                 637,588
DR Horton                                     133,693               2,931,886
Fortune Brands                                 15,133               1,098,656
Harman Intl Inds                                6,905                 560,134
Hovnanian Enterprises Cl A                     40,761(b)            1,079,759
-----------------------------------------------------------------------------
KB HOME                                         7,778                 332,587
Leggett & Platt                                18,814                 433,663
Lennar Cl A                                    14,340                 643,006
Newell Rubbermaid                              28,100                 758,419
Pulte Homes                                    21,979                 652,117
Snap-On                                         5,996                 262,025
Stanley Works                                   7,295                 344,543
Whirlpool                                       8,048                 651,164
                                                              ---------------
Total                                                              10,385,547
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.5%)
Clorox                                         15,614                 933,873
Colgate-Palmolive                             387,980              23,224,483
Kimberly-Clark                                 47,454               3,013,329
Procter & Gamble                              882,206              54,608,552
Spectrum Brands                             1,357,649(b,d)         10,806,886
                                                              ---------------
Total                                                              92,587,123
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                            67,939(b)            1,443,024
Constellation Energy Group                     18,467               1,109,682
Dynegy Cl A                                    38,090(b)              236,158
TXU                                            47,721               3,159,608
                                                              ---------------
Total                                                               5,948,472
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.7%)
3M                                             57,865               4,148,921
General Electric                            2,731,469              93,033,833
Tyco Intl                                     189,277(c)            4,949,594
                                                              ---------------
Total                                                             102,132,348
-----------------------------------------------------------------------------

INSURANCE (4.5%)
ACE                                           441,041(c)           23,754,468
AFLAC                                         109,036               4,914,253
Allied World Assurance
   Holdings                                    92,175(b,c)          3,553,346
American Intl Group                         1,325,684              84,605,152
Aon                                           196,465               6,791,795
Arch Capital Group                             49,043(b,c)          2,922,963
Aspen Insurance Holdings                      268,459(c)            6,638,991
Chubb                                          89,305               4,479,539
Endurance Specialty
   Holdings                                    61,634(c)            1,988,929

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   193

RiverSource VP - Large Cap Equity Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                             SHARES            VALUE(a)
INSURANCE (CONT.)
Hartford Financial
  Services Group                                 157,616      $    13,532,910
Max Re Capital                                   288,570(c)         6,697,710
Natl Financial Partners                           46,889            1,726,453
Prudential Financial                              42,895            3,148,922
XL Capital Cl A                                   39,225(c)         2,574,729
                                                              ---------------
Total                                                             167,330,160
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                        31,911(b)           983,816
Liberty Media Holding -
  Interactive Cl A                               166,087(b,f)       3,165,618
                                                              ---------------
Total                                                               4,149,434
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
eBay                                             312,773(b)         8,713,856
Google Cl A                                      128,838(b,h)      48,769,048
Yahoo!                                           219,082(b)         6,313,943
                                                              ---------------
Total                                                              63,796,847
-----------------------------------------------------------------------------

IT SERVICES (0.8%)
Affiliated Computer
  Services Cl A                                   97,175(b)         4,988,965
Automatic Data Processing                        185,098            8,736,625
Electronic Data Systems                           42,538            1,013,681
First Data                                       300,083           12,894,566
Fiserv                                             6,305(b)           278,492
Ness Technologies                                 38,182(b,c)         441,384
Paychex                                           16,294              585,118
Satyam Computer
  Services ADR                                    27,285(c,d)       1,041,468
Unisys                                            35,511(b)           189,984
                                                              ---------------
Total                                                              30,170,283
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                     29,652              630,698
Mattel                                            70,331            1,325,036
                                                              ---------------
Total                                                               1,955,734
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Fisher Scientific Intl                               229(b)            17,915
PerkinElmer                                      128,615            2,370,374
                                                              ---------------
Total                                                               2,388,289
-----------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                      158,057           10,487,081
Danaher                                           24,745            1,640,346
Deere & Co                                        76,064            5,940,598
Dover                                             21,816            1,060,694
Eaton                                             15,398            1,023,967
Flowserve                                         82,926(b)         4,240,836
Illinois Tool Works                              101,630            4,461,557
Ingersoll-Rand Cl A                              100,831(c)         3,833,595
ITT                                               35,700            1,747,515
Navistar Intl                                      6,639(b)           152,299
Parker Hannifin                                   12,439              921,108
                                                              ---------------
Total                                                              35,509,596
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                           SHARES              VALUE(a)
MEDIA (8.1%)
Cablevision Systems Cl A                         295,315      $     6,874,933
CBS Cl B                                             369               10,535
Clear Channel
  Communications                                  67,322            1,955,031
Comcast Cl A                                     642,343(b)        22,482,005
Comcast Special Cl A                             374,093(b)        13,059,587
EchoStar
  Communications Cl A                             94,731(b)         3,007,709
Liberty Global Cl A                              986,824(b)        23,298,915
Liberty Global Series C                          375,662(b)         8,670,279
Liberty Media Holding -
  Capital Series A                                32,915(b,f)       2,841,552
News Corp Cl A                                 1,909,571           36,339,136
NTL                                            4,691,398          124,275,134
Time Warner                                      849,155           14,112,956
Viacom Cl B                                      506,898(b)        18,400,397
Vivendi                                          655,542(c)        22,547,792
Walt Disney                                      284,364            8,431,393
WorldSpace Cl A                                  153,401(b)           325,210
XM Satellite Radio
  Holdings Cl A                                   85,159(b)         1,103,661
                                                              ---------------
Total                                                             307,736,225
-----------------------------------------------------------------------------

METALS & MINING (0.8%)
Alcan                                             20,877(c)           941,970
Alcoa                                            140,539            4,018,010
Allegheny Technologies                             9,003              516,322
Coeur d'Alene Mines                            1,497,948(b)         8,133,858
Freeport-McMoRan
  Copper & Gold Cl B                              19,340            1,125,781
Newmont Mining                                   201,536           10,328,720
Nucor                                             31,794            1,553,773
Phelps Dodge                                      21,066            1,885,407
United States Steel                               12,894              750,044
                                                              ---------------
Total                                                              29,253,885
-----------------------------------------------------------------------------

MULTILINE RETAIL (1.3%)
Dollar General                                    32,451              417,320
Federated Department
  Stores                                         369,837           14,046,409
JC Penney                                         84,775            5,344,216
Kohl's                                            36,428(b)         2,277,114
Nordstrom                                         96,979            3,622,166
Target                                           486,515           23,542,461
                                                              ---------------
Total                                                              49,249,686
-----------------------------------------------------------------------------

MULTI-UTILITIES (0.8%)
Ameren                                            21,192            1,134,832
CenterPoint Energy                                32,135              464,351
CMS Energy                                        22,823(b)           334,129
Consolidated Edison                               25,364            1,171,817
Dominion Resources                               174,300           13,924,826
DTE Energy                                        18,346              765,762
Duke Energy                                      127,448            3,823,439
KeySpan                                           17,848              731,768
NiSource                                          27,857              589,733
PG&E                                              35,526            1,489,605
Public Service
  Enterprise Group                                25,952            1,817,159

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                           SHARES              VALUE(a)
MULTI-UTILITIES (CONT.)
Sempra Energy                                     26,555      $     1,320,315
TECO Energy                                       21,283              335,633
Xcel Energy                                      176,985            3,681,288
                                                              ---------------
Total                                                              31,584,657
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.7%)
Anadarko Petroleum                                79,297            3,719,822
Apache                                            16,199            1,057,471
BP ADR                                            40,011(c)         2,722,749
Chesapeake Energy                                143,929            4,543,839
Chevron                                          668,373           43,043,220
ConocoPhillips                                   640,750           40,642,773
CONSOL Energy                                     19,281              703,178
Devon Energy                                      84,999            5,311,588
El Paso                                           68,271              991,295
Exxon Mobil                                    1,919,785          129,911,850
Hess                                              25,425            1,163,957
Kinder Morgan                                     10,743            1,121,139
Marathon Oil                                      17,455            1,457,493
Murphy Oil                                        18,712              915,204
Newfield Exploration                             105,281(b)         4,552,350
Occidental Petroleum                             133,066            6,785,035
Royal Dutch Shell ADR                             59,913(c)         4,130,402
Williams Companies                                60,709            1,495,263
                                                              ---------------
Total                                                             254,268,628
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Bowater                                          136,880            3,111,282
Intl Paper                                       173,299            6,025,606
Louisiana-Pacific                                 10,959              214,358
MeadWestvaco                                      18,526              473,339
Weyerhaeuser                                     110,482            6,849,885
                                                              ---------------
Total                                                              16,674,470
-----------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Alberto-Culver                                     7,876              387,735
Avon Products                                     46,290            1,328,987
Estee Lauder
  Companies Cl A                                  12,341              454,889
                                                              ---------------
Total                                                               2,171,611
-----------------------------------------------------------------------------

PHARMACEUTICALS (6.7%)
AstraZeneca                                      172,127(c)        11,155,330
Bristol-Myers Squibb                           1,245,564           27,091,017
Eli Lilly & Co                                   227,588           12,728,997
GlaxoSmithKline ADR                               43,531(c)         2,471,690
Johnson & Johnson                                324,777           21,000,081
Merck & Co                                       656,304           26,613,127
Novartis ADR                                     208,346(c)        11,900,724
Pfizer                                         3,552,774           97,914,451
Roche Holding                                     16,858(c)         3,108,052
Schering-Plough                                  924,332           19,364,755
Teva Pharmaceutical
  Inds ADR                                       263,034(c)         9,143,062
Watson Pharmaceuticals                           134,489(b)         3,448,298
Wyeth                                            175,830            8,562,921
                                                              ---------------
Total                                                             254,502,505
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

194   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                           SHARES              VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (0.5%)
Apartment Investment &
  Management Cl A                                 55,891      $     2,863,855
Archstone-Smith Trust                             22,057            1,172,991
Boston Properties                                  9,354              950,647
Equity Office
  Properties Trust                               123,171            4,568,411
Equity Residential                                30,057            1,498,943
HomeBanc                                         379,921            2,545,471
Kimco Realty                                      21,641              899,184
Plum Creek Timber                                 19,024              662,606
ProLogis                                          25,282            1,427,422
Public Storage                                     8,541              740,078
Vornado Realty Trust                              12,273            1,299,833
                                                              ---------------
Total                                                              18,629,441
-----------------------------------------------------------------------------

ROAD & RAIL (0.1%)
CSX                                               56,288            1,701,023
Norfolk Southern                                  60,018            2,564,570
                                                              ---------------
Total                                                               4,265,593
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Advanced Micro Devices                           298,534(b)         7,460,365
Agere Systems                                     79,486(b)         1,211,367
ASML Holding                                      26,474(b,c)         584,016
Credence Systems                                  87,968(b)           222,559
Cypress Semiconductor                            209,127(b)         3,270,746
Elpida Memory                                     39,000(b,c)       1,724,252
Freescale
  Semiconductor Cl A                             796,176(b)        24,442,604
Freescale
  Semiconductor Cl B                             230,954(b)         7,138,788
Infineon Technologies                             73,359(b,c)         861,751
Infineon Technologies ADR                        133,853(b,c)       1,583,481
Integrated Device
  Technology                                     737,848(b)        12,713,121
Intel                                          1,059,836           20,709,195
Maxim Integrated Products                         47,648            1,386,557
NVIDIA                                            36,470(b)         1,061,642
Texas Instruments                                257,832            8,402,745
                                                              ---------------
Total                                                              92,773,189
-----------------------------------------------------------------------------

SOFTWARE (3.3%)
Adobe Systems                                    159,467(b)         5,173,109
BEA Systems                                      136,367(b)         1,872,319
Business Objects ADR                              27,163(b,c)         756,761
Cadence Design Systems                           325,433(b)         5,346,864
Citrix Systems                                    68,413(b)         2,098,911
Compuware                                        331,692(b)         2,520,859
McAfee                                            26,346(b)           599,635
Mercury Interactive                               63,532(b)         3,200,742
Microsoft                                      2,485,732           63,858,456
Oracle                                           434,661(b)         6,802,445
Symantec                                       1,543,332(b)        28,767,709
TIBCO Software                                   420,083(b)         3,301,852
                                                              ---------------
Total                                                             124,299,662
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                           SHARES              VALUE(a)
SPECIALTY RETAIL (0.7%)
AutoNation                                        15,306(b)   $       297,396
AutoZone                                           5,519(b)           498,366
Bed Bath & Beyond                                 10,425(b)           351,635
Circuit City Stores                               36,792              868,659
Gap                                              119,406            2,007,215
Home Depot                                       287,517            9,858,957
Lowe's Companies                                 159,842            4,325,325
Office Depot                                      29,689(b)         1,093,743
OfficeMax                                          7,314              303,750
RadioShack                                        13,965              252,208
Sherwin-Williams                                  11,498              593,757
Staples                                           75,141            1,695,181
Tiffany & Co                                      74,459            2,352,904
TJX Companies                                     23,844              637,827
                                                              ---------------
Total                                                              25,136,923
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jones Apparel Group                               11,616              363,581
Liz Claiborne                                     10,785              403,035
Nike Cl B                                         19,483            1,573,448
VF                                                 9,062              633,343
                                                              ---------------
Total                                                               2,973,407
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Countrywide Financial                            884,142           29,883,999
Fannie Mae                                       301,256           15,861,128
Freddie Mac                                      222,886           14,175,550
Washington Mutual                                 57,438            2,406,078
                                                              ---------------
Total                                                              62,326,755
-----------------------------------------------------------------------------

TOBACCO (2.2%)
Altria Group                                     864,990           72,252,614
Imperial Tobacco Group ADR                        97,574(c)         6,745,291
Reynolds American                                 17,536            1,141,068
UST                                               16,647              879,960
                                                              ---------------
Total                                                              81,018,933
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (6.6%)
ALLTEL                                         1,197,160           64,898,044
Hutchison
  Telecommunications Intl                      6,211,235(b,c)      10,957,573
Orascom Telecom
  Holding GDR                                    269,714(c)        14,429,699
Sprint Nextel                                  6,685,954          113,126,342
Vodafone Group                                17,505,114(c)        37,910,561
Vodafone Group ADR                               351,415(c)         7,639,762
                                                              ---------------
Total                                                             248,961,981
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $3,393,242,865)                                        $ 3,589,861,746
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
OPTIONS PURCHASED (0.1%)
------------------------------------------------------------------------------

ISSUER                    CONTRACTS   EXERCISE   EXPIRATION          VALUE(a)
                                        PRICE       DATE
PUTS
Google Cl A                     319   $    380    Dec. 2006   $       703,395
S&P 500 Index                 4,206        123    Dec. 2006           504,720
S&P 500 Index                11,838        125    Dec. 2006         1,834,890
-----------------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(Cost: $5,642,315)                                            $     3,043,005
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (3.9%)(e,g)
------------------------------------------------------------------------------

ISSUER                    EFFECTIVE             AMOUNT             VALUE(a)
                            YIELD            PAYABLE AT
                                              MATURITY
COMMERCIAL PAPER
Ebury Finance LLC
   09-01-06                 5.30%           $ 16,700,000      $    16,697,541
Park Granada LLC
   09-01-06                 5.28              20,000,000(i)        19,997,067
   09-01-06                 5.30              31,800,000(i)        31,795,318
Park Sienna LLC
   09-01-06                 5.30              50,000,000(i)        49,992,640
   09-08-06                 5.28              27,000,000(i)        26,968,380
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $145,472,333)                                          $   145,450,946
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $3,544,357,513)(j)                                     $ 3,738,355,697
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   195

RiverSource VP - Large Cap Equity Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 6.2% of net assets.

(d) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.2% of net assets. See Note 6 to the financial statements. 3.7% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      -----------------------------------------------------------------------
      PURCHASE CONTRACTS
      S&P 500 Index, Sept. 2006                                            70

(h) At Aug. 31, 2006, securities valued at $23,847,390 were held to cover open call options written as follows (see Note 8 to the financial statements):

      ISSUER         CONTRACTS    EXERCISE     EXPIRATION            VALUE(a)
                                    PRICE         DATE
      -----------------------------------------------------------------------
      Google Cl A       630         $420       Dec. 2006             $658,350

(i) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally 31, 2006, the value of these securities to qualified institutional buyers. At Aug. amounted to $128,753,405 or 3.4% of net assets.

(j) At Aug. 31, 2006, the cost of securities for federal income tax and the aggregate gross unrealized appreciation and purposes was $3,599,144,799 depreciation based on that cost was:

      Unrealized appreciation                                 $   256,974,875
      Unrealized depreciation                                    (117,763,977)
      ------------------------------------------------------------------------
      Net unrealized appreciation                             $   139,210,898
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

196   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Large Cap Value Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (94.9%)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
AEROSPACE & DEFENSE (3.9%)
Boeing                                             1,070      $        80,143
DRS Technologies                                     437               18,079
General Dynamics                                   1,147               77,480
Goodrich                                           1,917               74,667
Honeywell Intl                                     4,558              176,485
L-3 Communications Holdings                          251               18,923
Lockheed Martin                                    1,835              151,571
Northrop Grumman                                   2,127              142,105
United Technologies                                1,113               69,796
                                                              ---------------
Total                                                                 809,249
-----------------------------------------------------------------------------

BEVERAGES (1.0%)
Coca-Cola                                          1,324               59,328
PepsiCo                                            2,229              145,510
                                                              ---------------
Total                                                                 204,838
-----------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                                289(b)            19,632
Biogen Idec                                          653(b)            28,823
                                                              ---------------
Total                                                                  48,455
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.4%)
American Standard Companies                          511               21,344
Masco                                              2,019               55,341
                                                              ---------------
Total                                                                  76,685
-----------------------------------------------------------------------------

CAPITAL MARKETS (3.9%)
Bank of New York                                   3,055              103,106
Franklin Resources                                   655               64,459
KKR Private Equity
  Investors LP Unit                                1,135(b)            25,640
Legg Mason                                           200               18,252
Lehman Brothers Holdings                           2,950              188,240
Merrill Lynch & Co                                 2,261              166,251
Morgan Stanley                                     3,118              205,133
State Street                                         704               43,507
                                                              ---------------
Total                                                                 814,588
-----------------------------------------------------------------------------

CHEMICALS (1.4%)
Dow Chemical                                       3,856              147,029
Eastman Chemical                                     793               41,593
EI du Pont de Nemours & Co                         1,030               41,169
Lyondell Chemical                                  1,245               32,345
RPM Intl                                           1,186               22,309
                                                              ---------------
Total                                                                 284,445
-----------------------------------------------------------------------------

COMMERCIAL BANKS (4.2%)
Commerce Bancorp                                   1,750               58,293
PNC Financial Services Group                       1,340               94,859
US Bancorp                                         6,464              207,300
Wachovia                                           3,338              182,355
Wells Fargo & Co                                   9,268              322,063
                                                              ---------------
Total                                                                 864,870
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                                       540               33,448
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
COMMUNICATIONS EQUIPMENT (1.3%)
Alcatel                                              342(b,c) $         4,289
Cisco Systems                                      4,699(b)           103,331
Corning                                              420(b)             9,341
Lucent Technologies                               17,278(b)            40,258
Motorola                                           4,833              112,995
                                                              ---------------
Total                                                                 270,214
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.1%)
EMC                                                3,970(b)            46,251
Hewlett-Packard                                    5,336              195,084
Intl Business Machines                             2,393              193,761
                                                              ---------------
Total                                                                 435,096
-----------------------------------------------------------------------------

CONSUMER FINANCE (1.2%)
American Express                                   1,464               76,919
Capital One Financial                              2,353              172,004
                                                              ---------------
Total                                                                 248,923
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                        970               43,184
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (9.2%)
Bank of America                                   15,843              815,439
Citigroup                                         14,657              723,323
JPMorgan Chase & Co                                8,005              365,508
                                                              ---------------
Total                                                               1,904,270
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.8%)
AT&T                                               3,839              119,508
BellSouth                                          8,012              326,249
Chunghwa Telecom ADR                               3,188(c)            55,191
Citizens Communications                            1,700               23,443
Embarq                                               866(b)            40,832
Verizon Communications                            10,809              380,260
Windstream                                         3,216               42,451
                                                              ---------------
Total                                                                 987,934
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (2.5%)
Entergy                                            1,616              125,482
Exelon                                             3,026              184,525
FPL Group                                            616               27,381
PPL                                                1,516               53,015
Southern                                           3,832              131,323
                                                              ---------------
Total                                                                 521,726
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                                   3,912(b,c)          46,162
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Cameron Intl                                         822(b)            39,382
Halliburton                                        3,211              104,742
Natl Oilwell Varco                                   300(b)            19,590
Schlumberger                                         755               46,282
TODCO                                                258(b)             9,554
Transocean                                           456(b)            30,438
Weatherford Intl                                   2,036(b)            87,548
                                                              ---------------
Total                                                                 337,536
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
FOOD & STAPLES RETAILING (1.4%)
CVS                                                1,445      $        48,480
Safeway                                            3,810              117,843
Wal-Mart Stores                                    2,775              124,098
                                                              ---------------
Total                                                                 290,421
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Cadbury Schweppes                                  2,198(c)            23,393
Campbell Soup                                      1,092               41,026
General Mills                                      1,563               84,761
Hershey                                              414               22,339
Kellogg                                            2,398              121,580
Kraft Foods Cl A                                     657               22,279
                                                              ---------------
Total                                                                 315,378
-----------------------------------------------------------------------------

GAS UTILITIES (0.3%)
ONEOK                                              1,440               55,109
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Bausch & Lomb                                        442               21,397
Baxter Intl                                        1,054               46,777
Boston Scientific                                  5,943(b)           103,646
                                                              ---------------
Total                                                                 171,820
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Aetna                                              2,041               76,068
Brookdale Senior Living                              242               11,575
Cardinal Health                                    1,484              100,051
CIGNA                                                893              100,971
Humana                                               491(b)            29,917
Omnicare                                             242               10,965
UnitedHealth Group                                   719               37,352
                                                              ---------------
Total                                                                 366,899
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                        250               10,475
Marriott Intl Cl A                                 1,711               64,435
McDonald's                                         1,424               51,122
Wyndham Worldwide                                    252(b)             7,374
                                                              ---------------
Total                                                                 133,406
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
DR Horton                                          1,704               37,369
Hovnanian Enterprises Cl A                           663(b)            17,563
                                                              ---------------
Total                                                                  54,932
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.3%)
Colgate-Palmolive                                  1,252               74,945
Procter & Gamble                                   1,789              110,739
Spectrum Brands                                    9,543(b)            75,962
                                                              ---------------
Total                                                                 261,646
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.4%)
3M                                                   438               31,405
General Electric                                  11,592              394,823
Tyco Intl                                          3,090(c)            80,804
                                                              ---------------
Total                                                                 507,032
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   197

RiverSource VP - Large Cap Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
INSURANCE (6.4%)
ACE                                                3,130(c)   $       168,582
AFLAC                                                935               42,140
Allied World Assurance Holdings                      620(b,c)          23,901
American Intl Group                                9,421              601,248
Aon                                                1,869               64,611
Arch Capital Group                                   329(b,c)          19,608
Aspen Insurance Holdings                           1,688(c)            41,744
Chubb                                              1,168               58,587
Endurance Specialty Holdings                       1,010(c)            32,593
Hartford Financial
  Services Group                                   1,732              148,710
Max Re Capital                                     1,731(c)            40,177
Prudential Financial                                 560               41,110
XL Capital Cl A                                      625(c)            41,025
                                                              ---------------
Total                                                               1,324,036
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media Holding -
  Interactive Cl A                                 2,623(b,d)          49,994
-----------------------------------------------------------------------------

IT SERVICES (0.9%)
Affiliated Computer
  Services Cl A                                    1,145(b)            58,784
Automatic Data Processing                          1,623               76,606
First Data                                         1,423               61,146
                                                              ---------------
Total                                                                 196,536
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                             1,152               21,704
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                          384                7,077
-----------------------------------------------------------------------------

MACHINERY (1.3%)
Caterpillar                                        1,431               94,946
Deere & Co                                           593               46,313
Flowserve                                            177(b)             9,052
Illinois Tool Works                                  909               39,905
Ingersoll-Rand Cl A                                1,076(c)            40,910
ITT                                                  590               28,881
                                                              ---------------
Total                                                                 260,007
-----------------------------------------------------------------------------

MEDIA (6.6%)
Cablevision Systems Cl A                             347                8,078
Clear Channel
  Communications                                     692               20,096
Comcast Cl A                                       3,411(b)           119,385
Comcast Special Cl A                               6,135(b)           214,172
EchoStar
  Communications Cl A                              1,298(b)            41,212
Liberty Global Cl A                                1,440(b)            33,998
Liberty Global Series C                            1,460(b)            33,697
Liberty Media Holding -
  Capital Series A                                   524(b,d)          45,237
News Corp Cl A                                     9,022              171,689
NTL                                                7,699              203,947
Time Warner                                        9,290              154,400
Viacom Cl B                                        3,988(b)           144,764
Vivendi                                            2,200(c)            75,670
Walt Disney                                        3,126               92,686
                                                              ---------------
Total                                                               1,359,031
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
METALS & MINING (0.2%)
Alcan                                                331(c)   $        14,935
Alcoa                                                808               23,100
                                                              ---------------
Total                                                                  38,035
-----------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
Federated Department Stores                        1,539               58,451
JC Penney                                            592               37,320
Nordstrom                                            247                9,225
Target                                             2,866              138,686
                                                              ---------------
Total                                                                 243,682
-----------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Dominion Resources                                 2,268              181,191
Xcel Energy                                        2,230               46,384
                                                              ---------------
Total                                                                 227,575
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.5%)
Anadarko Petroleum                                 1,299               60,936
BP ADR                                               661(c)            44,981
Chesapeake Energy                                    658               20,773
Chevron                                            6,010              387,044
ConocoPhillips                                     6,473              410,582
Devon Energy                                       1,393               87,049
Exxon Mobil                                       12,480              844,522
Newfield Exploration                               1,252(b)            54,136
Royal Dutch Shell ADR                                982(c)            67,699
                                                              ---------------
Total                                                               1,977,722
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Bowater                                            2,251               51,165
Intl Paper                                         2,006               69,749
Weyerhaeuser                                       1,398               86,676
                                                              ---------------
Total                                                                 207,590
-----------------------------------------------------------------------------

PHARMACEUTICALS (4.9%)
Bristol-Myers Squibb                               6,655              144,746
GlaxoSmithKline ADR                                  708(c)            40,200
Merck & Co                                         3,116              126,354
Novartis ADR                                       1,230(c)            70,258
Pfizer                                            16,854              464,496
Schering-Plough                                    5,354              112,166
Watson Pharmaceuticals                             1,162(b)            29,794
Wyeth                                                683               33,262
                                                              ---------------
Total                                                               1,021,276
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.6%)
Apartment Investment
  & Management Cl A                                  751               38,481
Equity Office Properties Trust                     2,018               74,848
HomeBanc                                           1,099                7,363
                                                              ---------------
Total                                                                 120,692
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.2%)
Advanced Micro Devices                             1,981(b)            49,505
Agere Systems                                      1,171(b)            17,846
Credence Systems                                   1,195(b)             3,023
Cypress Semiconductor                              3,427(b)            53,598
Elpida Memory                                        400(b,c)          17,685
Freescale Semiconductor Cl A                       2,153(b)            66,097
Freescale Semiconductor Cl B                         527(b)            16,290
Infineon Technologies                                882(b,c)          10,361

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                            SHARES             VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Infineon Technologies ADR                          2,114(b,c) $        25,009
Integrated Device Technology                       3,927(b)            67,662
Intel                                              4,003               78,218
Texas Instruments                                  1,354               44,127
                                                              ---------------
Total                                                                 449,421
-----------------------------------------------------------------------------

SOFTWARE (2.3%)
Cadence Design Systems                             5,344(b)            87,802
Compuware                                          5,206(b)            39,566
McAfee                                               412(b)             9,377
Microsoft                                          7,433              190,954
Oracle                                             2,386(b)            37,341
Symantec                                           3,883(b)            72,379
TIBCO Software                                     4,040(b)            31,754
                                                              ---------------
Total                                                                 469,173
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Gap                                                1,091               18,340
Home Depot                                         1,216               41,696
                                                              ---------------
Total                                                                  60,036
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.9%)
Countrywide Financial                              6,921              233,930
Fannie Mae                                         3,295              173,482
Freddie Mac                                        2,480              157,728
Washington Mutual                                    964               40,382
                                                              ---------------
Total                                                                 605,522
-----------------------------------------------------------------------------

TOBACCO (2.1%)
Altria Group                                       5,173              432,101
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.4%)
ALLTEL                                             3,229              175,044
Sprint Nextel                                     14,521              245,695
Vodafone Group ADR                                 3,105(c)            67,503
                                                              ---------------
Total                                                                 488,242
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $18,347,441)                                           $    19,647,718
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.3%)
------------------------------------------------------------------------------

ISSUER                           EFFECTIVE         AMOUNT            VALUE(a)
                                   YIELD         PAYABLE AT
                                                  MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
   09-01-06                        5.28%         $  400,000      $    399,941

Sheffield Receivables
   09-06-06                        5.25             500,000(e)        499,563
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $899,635)                                                 $    899,504
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $19,247,076)(f)                                           $ 20,547,222
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

198   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 5.1% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $499,563 or 2.4% of net assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $19,370,615 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $  1,629,186
      Unrealized depreciation                                        (452,579)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $  1,176,607
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   199

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Growth Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (95.5%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
AEROSPACE & DEFENSE (1.3%)
L-3 Communications
  Holdings                                      27,068         $     2,040,657
Precision Castparts                             49,370               2,885,183
Rockwell Collins                                81,512               4,273,673
                                                               ---------------
Total                                                                9,199,513
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
CH Robinson Worldwide                           96,687               4,430,198
------------------------------------------------------------------------------

AUTOMOBILES (0.5%)
Harley-Davidson                                 60,131               3,518,265
------------------------------------------------------------------------------

BEVERAGES (0.4%)
Pepsi Bottling Group                            71,223               2,493,517
------------------------------------------------------------------------------

BIOTECHNOLOGY (4.0%)
Amylin Pharmaceuticals                          39,087(b)            1,771,814
Biogen Idec                                    170,058(b)            7,506,360
Celgene                                         15,487(b)              630,166
MedImmune                                      342,877(b)            9,477,120
OSI Pharmaceuticals                            238,643(b)            8,894,225
                                                               ---------------
Total                                                               28,279,685
------------------------------------------------------------------------------
CAPITAL MARKETS (4.9%)
Investors Financial Services                   241,053              11,175,217
Legg Mason                                      59,990               5,474,687
Northern Trust                                  12,588                 704,802
T Rowe Price Group                             387,428              17,070,078
                                                               ---------------
Total                                                               34,424,784
------------------------------------------------------------------------------

CHEMICALS (2.5%)
Sigma-Aldrich                                  244,105              17,729,346
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.3%)
Cintas                                         306,613              11,353,879
Robert Half Intl                               397,257              12,291,132
                                                               ---------------
Total                                                               23,645,011
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.6%)
F5 Networks                                     98,381(b)            4,927,904
Juniper Networks                               439,248(b)            6,443,768
                                                               ---------------
Total                                                               11,371,672
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.7%)
Network Appliance                              419,312(b)           14,357,243
SanDisk                                         78,954(b)            4,651,970
                                                               ---------------
Total                                                               19,009,213
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                           42,017               3,631,109
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.5%)
Martin Marietta Materials                      128,646              10,595,285
------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.4%)
Strayer Education                               91,582               9,652,743
------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Moody's                                         32,336               1,978,316
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.3%)
Level 3 Communications                         416,049(b)      $     1,843,097
------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.3%)
Allegheny Energy                                59,072(b)            2,465,665
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
American Power Conversion                      217,265               3,817,346
Rockwell Automation                             61,601               3,473,064
                                                               ---------------
Total                                                                7,290,410
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Amphenol Cl A                                   30,008               1,724,560
Anixter Intl                                    12,768                 695,728
Molex                                           48,011               1,750,961
                                                               ---------------
Total                                                                4,171,249
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.9%)
BJ Services                                    355,942              12,212,370
ENSCO Intl                                     293,538              13,118,213
Natl Oilwell Varco                              10,989(b)              717,582
Noble                                           81,305               5,316,534
Smith Intl                                      88,362               3,708,553
                                                               ---------------
Total                                                               35,073,252
------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.5%)
Whole Foods Market                             199,870              10,717,029
------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Hershey                                         32,581               1,758,071
HJ Heinz                                        42,203               1,765,774
WM Wrigley Jr                                   52,704               2,446,519
                                                               ---------------
Total                                                                5,970,364
------------------------------------------------------------------------------

GAS UTILITIES (0.3%)
Questar                                         27,706               2,397,677
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.3%)
Biomet                                         256,984               8,405,947
Kinetic Concepts                               205,493(b)            6,493,579
ResMed                                         158,646(b)            6,453,719
St. Jude Medical                                51,703(b)            1,882,506
                                                               ---------------
Total                                                               23,235,751
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (5.5%)
Coventry Health Care                            13,616(b)              738,532
Express Scripts                                143,222(b)           12,042,106
Health Management
  Associates Cl A                              301,179               6,297,653
Humana                                          28,630(b)            1,744,426
Lincare Holdings                               243,635(b)            9,021,804
Omnicare                                       203,543               9,222,533
                                                               ---------------
Total                                                               39,067,054
------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.4%)
Cerner                                          76,686(b)            3,532,157
Dendrite Intl                                  670,049(b)            6,713,891
                                                               ---------------
Total                                                               10,246,048
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
HOTELS, RESTAURANTS & LEISURE (4.5%)
Brinker Intl                                   110,722         $     4,259,475
Cheesecake Factory                             160,240(b)            3,988,374
Hilton Hotels                                   73,208               1,864,608
Intl Game Technology                           174,600               6,753,528
Panera Bread Cl A                               75,296(b)            3,907,862
Royal Caribbean Cruises                        107,661               3,927,473
Station Casinos                                118,948               6,928,721
                                                               ---------------
Total                                                               31,630,041
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Energizer Holdings                              27,754(b)            1,855,632
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.2%)
AES                                            386,604(b)            8,211,469
------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.3%)
Akamai Technologies                             59,018(b)            2,313,506
------------------------------------------------------------------------------

IT SERVICES (7.9%)
Acxiom                                         659,056              16,008,470
Cognizant Technology
  Solutions Cl A                                 9,955(b)              695,954
Fiserv                                         323,729(b)           14,299,110
Paychex                                        495,650              17,798,793
VeriFone Holdings                              320,340(b)            7,415,871
                                                               ---------------
Total                                                               56,218,198
------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (2.8%)
Invitrogen                                     149,153(b,c)          9,075,960
Techne                                         217,077(b)           11,049,219
                                                               ---------------
Total                                                               20,125,179
------------------------------------------------------------------------------

MACHINERY (2.8%)
Danaher                                        151,256              10,026,760
ITT                                             81,188               3,974,153
Joy Global                                      46,057               2,005,322
PACCAR                                          74,233               4,058,318
                                                               ---------------
Total                                                               20,064,553
------------------------------------------------------------------------------

MEDIA (2.3%)
Catalina Marketing                             501,269              14,361,357
Lamar Advertising Cl A                          40,419(b)            2,113,914
                                                               ---------------
Total                                                               16,475,271
------------------------------------------------------------------------------

METALS & MINING (0.3%)
Freeport-McMoRan
  Copper & Gold Cl B                            34,836               2,027,804
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.8%)
Denbury Resources                              226,190(b)            7,014,152
El Paso                                        241,756               3,510,297
EOG Resources                                  107,400               6,961,668
Murphy Oil                                      70,149               3,430,988
Newfield Exploration                           129,585(b)            5,603,255
Peabody Energy                                  65,125               2,870,059
Pogo Producing                                 167,890               7,455,995
Williams Companies                             169,724               4,180,302
                                                               ---------------
Total                                                               41,026,716
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

200   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
PERSONAL PRODUCTS (0.3%)
Alberto-Culver                                  36,969         $     1,819,984
------------------------------------------------------------------------------

PHARMACEUTICALS (1.0%)
Allergan                                        30,853               3,534,519
Endo Pharmaceuticals
  Holdings                                      53,238(b)            1,758,451
Forest Laboratories                             35,471(b)            1,772,841
                                                               ---------------
Total                                                                7,065,811
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Starwood Hotels &
  Resorts Worldwide                             32,317               1,721,203
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.2%)
Broadcom Cl A                                  156,322(b)            4,602,120
Integrated Device
  Technology                                   106,629(b)            1,837,218
KLA-Tencor                                     170,490               7,486,216
Maxim Integrated Products                      239,593               6,972,156
Microchip Technology                           542,698              18,538,564
NVIDIA                                         147,606(b)            4,296,811
                                                               ---------------
Total                                                               43,733,085
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
SOFTWARE (7.2%)
Advent Software                                451,767(b)      $    14,795,369
BMC Software                                   605,500(b)           16,118,411
Citrix Systems                                 111,841(b)            3,431,282
Fair Isaac                                     359,208              12,575,872
NAVTEQ                                         144,875(b)            3,847,880
                                                               ---------------
Total                                                               50,768,814
------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Advance Auto Parts                             129,648               3,904,998
Chico's FAS                                     91,813(b)            1,693,032
Williams-Sonoma                                354,946              10,456,709
                                                               ---------------
Total                                                               16,054,739
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                          175,928(b)            5,311,266
------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
Fastenal                                       345,128              12,659,295
------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (2.2%)
American Tower Cl A                            194,833(b)            6,986,711
Crown Castle Intl                               53,968(b)            1,854,340
NII Holdings                                    72,882(b)            3,888,255
SBA Communications Cl A                         99,239(b)            2,554,412
                                                               ---------------
Total                                                               15,283,718
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $700,257,532)                                           $   676,802,537
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (4.4%)(d)
------------------------------------------------------------------------------

ISSUER                                       AMOUNT                   VALUE(a)
                            EFFECTIVE      PAYABLE AT
                              YIELD         MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
    09-01-06                   5.28%      $  6,100,000         $     6,099,105
Deer Valley Funding LLC
    09-26-06                   5.30         10,000,000               9,961,867
Sheffield Receivables
    09-06-06                   5.25         15,000,000(e)           14,986,875
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $31,052,397)                                            $    31,047,847
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $731,309,929)(f)                                        $   707,850,384
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(d) Cash collateral received from security lending activity is invested in short-term securities and represents 0.5% of net assets. See Note 6 to the financial statements. 3.9% of net assets is the Fund's cash equivalent position.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $14,986,875 or 2.1% of net assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $734,352,817 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    45,240,682
      Unrealized depreciation                                     (71,743,115)
      ------------------------------------------------------------------------
      Net unrealized depreciation                             $   (26,502,433)
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   201

INVESTMENTS IN SECURITIES

RiverSource VP - Mid Cap Value Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (97.4%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
AEROSPACE & DEFENSE (0.5%)
Goodrich                                        26,745         $     1,041,718
------------------------------------------------------------------------------

AIRLINES (0.7%)
AMR                                             23,664(b)              488,662
Continental Airlines Cl B                       30,181(b)              757,240
US Airways Group                                10,826(b)              457,399
                                                               ---------------
Total                                                                1,703,301
------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Ballard Power Systems                           34,880(b,c)            215,210
Johnson Controls                                11,030                 793,388
                                                               ---------------
Total                                                                1,008,598
------------------------------------------------------------------------------

AUTOMOBILES (0.9%)
Ford Motor                                     246,228               2,060,928
------------------------------------------------------------------------------

BUILDING PRODUCTS (2.1%)
American Standard
  Companies                                     85,764               3,582,362
USG                                             23,544(b)            1,200,744
                                                               ---------------
Total                                                                4,783,106
------------------------------------------------------------------------------

CAPITAL MARKETS (0.2%)
AMVESCAP                                        54,706(c)              564,518
------------------------------------------------------------------------------

CHEMICALS (3.1%)
Cabot                                           17,004                 565,043
Eastman Chemical                                38,453               2,016,860
Imperial Chemical Inds ADR                      25,543(c)              723,889
Lubrizol                                        13,305                 578,634
Monsanto                                         5,453                 258,690
Mosaic                                          46,581(b)              756,475
PPG Inds                                        32,811               2,078,906
                                                               ---------------
Total                                                                6,978,497
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
AmSouth Bancorporation                          78,132               2,238,482
Comerica                                        34,755               1,989,724
Huntington Bancshares                           33,888                 810,601
                                                               ---------------
Total                                                                5,038,807
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.2%)
Dun & Bradstreet                                 8,699(b)              611,627
Pitney Bowes                                    15,005                 654,068
Ritchie Bros Auctioneers                        16,057(c)              785,990
RR Donnelley & Sons                             20,251                 656,537
                                                               ---------------
Total                                                                2,708,222
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.0%)
Tellabs                                        216,703(b)            2,208,204
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Diebold                                         14,228                 596,295
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
CONSTRUCTION & ENGINEERING (1.3%)
Chicago Bridge & Iron                           39,524(c)      $     1,067,543
Fluor                                           18,299               1,581,400
Insituform Technologies Cl A                    11,232(b)              257,774
                                                               ---------------
Total                                                                2,906,717
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.3%)
Temple-Inland                                   13,892                 618,472
------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                   12,785                 528,404
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
CenturyTel                                      60,748               2,418,986
Citizens Communications                         86,293               1,189,980
Qwest Communications Intl                      227,913(b)            2,007,914
Windstream                                     144,331               1,905,169
                                                               ---------------
Total                                                                7,522,049
------------------------------------------------------------------------------

ELECTRIC UTILITIES (4.7%)
American Electric Power                         38,503               1,404,589
DPL                                             49,025               1,362,895
Edison Intl                                     54,418               2,374,802
Pinnacle West Capital                           77,311               3,551,667
PPL                                             39,000               1,363,830
Reliant Energy                                  58,674(b)              789,752
                                                               ---------------
Total                                                               10,847,535
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Cooper Inds Cl A                                20,747               1,698,764
Energy Conversion Devices                        6,741(b)              236,272
FuelCell Energy                                 18,103(b)              176,323
Plug Power                                      24,485(b)              116,059
Rockwell Automation                             34,089               1,921,938
                                                               ---------------
Total                                                                4,149,356
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Solectron                                      315,877(b)              991,854
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.2%)
BJ Services                                     48,187               1,653,296
Cameron Intl                                    36,704(b)            1,758,489
ENSCO Intl                                      19,126                 854,741
GlobalSantaFe                                   56,857               2,798,501
Nabors Inds                                     34,593(b,c)          1,137,418
Natl Oilwell Varco                              12,797(b)              835,644
Smith Intl                                      31,059               1,303,546
Weatherford Intl                                36,455(b)            1,567,565
                                                               ---------------
Total                                                               11,909,200
------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Archer-Daniels-Midland                          21,688                 892,895
Del Monte Foods                                 92,634               1,028,237
Reddy Ice Holdings                              31,160                 739,115
Tyson Foods Cl A                               116,931               1,722,394
                                                               ---------------
Total                                                                4,382,641
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
GAS UTILITIES (0.5%)
Questar                                         12,891        $      1,115,587
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hospira                                         14,283(b)              523,186
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
AmerisourceBergen                               41,907               1,850,613
Health Management
  Associates Cl A                               53,544               1,119,605
Health Net                                      26,998(b)            1,128,786
Humana                                          57,121(b)            3,480,383
McKesson                                        11,039                 560,781
Omnicare                                        19,997                 906,064
                                                               ---------------
Total                                                                9,046,232
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.8%)
Hilton Hotels                                   67,703               1,724,395
Royal Caribbean Cruises                         64,172               2,340,995
                                                               ---------------
Total                                                                4,065,390
------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Mohawk Inds                                      8,730(b)              618,782
Stanley Works                                   42,264               1,996,129
Whirlpool                                       25,284               2,045,729
                                                               ---------------
Total                                                                4,660,640
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
Constellation Energy Group                      22,450               1,349,021
Mirant                                          32,966(b)              955,025
                                                               ---------------
Total                                                                2,304,046
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.0%)
McDermott Intl                                  72,400(b)            3,489,680
Textron                                         12,848               1,077,433
                                                               ---------------
Total                                                                4,567,113
------------------------------------------------------------------------------

INSURANCE (15.4%)
ACE                                             81,778(c)            4,404,563
Aon                                            136,737               4,726,998
Axis Capital Holdings                           57,659(c)            1,869,881
Conseco                                         23,323(b)              482,786
Everest Re Group                                56,103(c)            5,272,560
Lincoln Natl                                    41,282               2,505,817
Loews                                           85,192               3,278,188
PartnerRe                                       55,160(c)            3,546,788
Torchmark                                       25,897               1,611,052
Willis Group Holdings                           40,432(c)            1,464,447
XL Capital Cl A                                 90,518(c)            5,941,602
                                                               ---------------
Total                                                               35,104,682
------------------------------------------------------------------------------

IT SERVICES (2.0%)
Computer Sciences                               39,443(b)            1,868,809
Electronic Data Systems                        111,886               2,666,244
                                                               ---------------
Total                                                                4,535,053
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

202   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
LEISURE EQUIPMENT & PRODUCTS (0.9%)
Eastman Kodak                                   68,226         $     1,451,167
Hasbro                                          33,935                 688,881
                                                               ---------------
Total                                                                2,140,048
------------------------------------------------------------------------------

MACHINERY (4.6%)
AGCO                                           111,263(b)            2,764,886
Dover                                           23,904               1,162,212
Eaton                                           34,454               2,291,191
Ingersoll-Rand Cl A                             71,782(c)            2,729,152
Manitowoc                                       16,359                 723,068
Terex                                           19,280(b)              846,970
                                                               ---------------
Total                                                               10,517,479
------------------------------------------------------------------------------

MEDIA (3.4%)
Interpublic Group
  of Companies                                 140,472(b)            1,289,533
Regal Entertainment
  Group Cl A                                   104,290               2,057,642
RH Donnelley                                    43,097               2,341,029
Tribune                                         64,228               2,004,556
                                                               ---------------
Total                                                                7,692,760
------------------------------------------------------------------------------

METALS & MINING (1.4%)
Freeport-McMoRan
  Copper & Gold Cl B                            22,882               1,331,961
Nucor                                           14,447                 706,025
Phelps Dodge                                    13,445               1,203,328
                                                               ---------------
Total                                                                3,241,314
------------------------------------------------------------------------------

MULTILINE RETAIL (1.7%)
Family Dollar Stores                            66,423               1,698,436
Federated Department Stores                     54,684               2,076,898
                                                               ---------------
Total                                                                3,775,334
------------------------------------------------------------------------------

MULTI-UTILITIES (6.0%)
CMS Energy                                      32,134(b)              470,442
Consolidated Edison                             37,429               1,729,220
DTE Energy                                      39,716               1,657,746
Energy East                                     86,067               2,087,125
MDU Resources Group                             30,500                 747,250
NiSource                                       144,164               3,051,951
SCANA                                           15,300                 632,655
Sempra Energy                                   35,079               1,744,128
TECO Energy                                     42,500                 670,225
Xcel Energy                                     44,032                 915,866
                                                               ---------------
Total                                                               13,706,608
------------------------------------------------------------------------------

OFFICE ELECTRONICS (--%)
Xerox                                            2,850(b)               42,209
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (5.3%)
El Paso                                        121,054               1,757,704
Enbridge                                        57,850(c)            1,907,893
Hess                                            36,154               1,655,130
Newfield Exploration                            22,718(b)              982,326
Pioneer Natural Resources                       53,168               2,217,638
Southwestern Energy                             20,529(b)              705,171
Suncor Energy                                   10,119(c)              785,032
Sunoco                                          28,018               2,014,774
                                                               ---------------
Total                                                               12,025,668
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                 VALUE(a)
PAPER & FOREST PRODUCTS (0.5%)
Bowater                                         28,569         $       649,373
MeadWestvaco                                    21,302                 544,266
                                                               ---------------
Total                                                                1,193,639
------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
King Pharmaceuticals                            48,832(b)              792,055
Mylan Laboratories                              77,523               1,575,268
Watson Pharmaceuticals                          19,374(b)              496,749
                                                               ---------------
Total                                                                2,864,072
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Boston Properties                                6,693                 680,210
Crescent Real Estate Equities                   52,632               1,139,483
Equity Residential                              46,535               2,320,699
Rayonier                                        47,967               1,894,697
                                                               ---------------
Total                                                                6,035,089
------------------------------------------------------------------------------

ROAD & RAIL (1.0%)
CSX                                             77,454               2,340,660
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Intersil Cl A                                   79,000               2,002,650
Microchip Technology                            35,304               1,205,985
Natl Semiconductor                             108,646               2,639,011
                                                               ---------------
Total                                                                5,847,646
------------------------------------------------------------------------------

SOFTWARE (1.5%)
BMC Software                                    84,727(b)            2,255,433
McAfee                                          47,619(b)            1,083,808
                                                               ---------------
Total                                                                3,339,241
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Liz Claiborne                                   63,722               2,381,291
VF                                              33,045               2,309,515
                                                               ---------------
Total                                                                4,690,806
------------------------------------------------------------------------------

TOBACCO (1.9%)
Loews - Carolina Group                          49,252(e)            2,820,170
Reynolds American                               25,000               1,626,750
                                                               ---------------
Total                                                                4,446,920
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $218,334,407)                                           $   222,369,844
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (--%)
------------------------------------------------------------------------------

ISSUER                        COUPON      PRINCIPAL                  VALUE(a)
                               RATE        AMOUNT
Qwest Communications Intl
  Sr Unsecured
    11-15-25                    3.50%    $     64,000         $       105,002
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $64,000)                                               $       105,002
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.7%)
------------------------------------------------------------------------------

ISSUER                     EFFECTIVE        AMOUNT                   VALUE(a)
                             YIELD        PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Barton Capital
    09-01-06                  5.27%      $  1,000,000(d)      $        999,854
BNP Paribas Finance
    09-01-06                  5.28          4,000,000                3,999,413
Deer Valley Funding LLC
    09-26-06                  5.30          3,000,000                2,988,560
Gemini Securitization
    09-01-06                  5.27          4,500,000(d)             4,499,341
Park Granada LLC
    09-01-06                  5.28          5,000,000(d)             4,999,267
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $17,489,000)                                           $     17,486,435
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $235,887,407)(f)                                       $    239,961,281
==============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   203

RiverSource VP - Mid Cap Value Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 14.2% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $10,498,462 or 4.6% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $236,838,441 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $     6,195,233
      Unrealized depreciation                                      (3,072,393)
      ------------------------------------------------------------------------
      Net unrealized appreciation                             $     3,122,840
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

204   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - S&P 500 Index Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.3%)
Boeing                                         24,626          $     1,844,487
General Dynamics                               12,432                  839,782
Goodrich                                        3,818                  148,711
Honeywell Intl                                 25,497                  987,244
L-3 Communications
  Holdings                                      3,755                  283,089
Lockheed Martin                                10,904                  900,670
Northrop Grumman                               10,590                  707,518
Raytheon                                       13,743                  648,807
Rockwell Collins                                5,272                  276,411
United Technologies                            31,132                1,952,288
                                                               ---------------
Total                                                                8,589,007
------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.9%)
FedEx                                           9,394                  949,076
United Parcel Service Cl B                     33,403                2,339,880
                                                               ---------------
Total                                                                3,288,956
------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                             21,754(d)               376,779
------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Goodyear Tire & Rubber                          5,455(b)                74,188
Johnson Controls                                6,006                  432,012
                                                               ---------------
Total                                                                  506,200
------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                     57,777                  483,593
General Motors                                 17,422                  508,374
Harley-Davidson                                 8,276                  484,229
                                                               ---------------
Total                                                                1,476,196
------------------------------------------------------------------------------

BEVERAGES (2.2%)
Anheuser-Busch Companies                       23,797                1,175,096
Brown-Forman Cl B                               2,564                  197,377
Coca-Cola                                      63,124                2,828,586
Coca-Cola Enterprises                           9,350                  208,505
Constellation Brands Cl A                       6,130(b)               167,288
Molson Coors Brewing Cl B                       1,775                  124,783
Pepsi Bottling Group                            4,134                  144,731
PepsiCo                                        50,898                3,322,621
                                                               ---------------
Total                                                                8,168,987
------------------------------------------------------------------------------

BIOTECHNOLOGY (1.2%)
Amgen                                          36,280(b)             2,464,501
Biogen Idec                                    10,594(b)               467,619
Genzyme                                         8,022(b)               531,297
Gilead Sciences                                14,010(b)               888,234
MedImmune                                       7,660(b)               211,722
                                                               ---------------
Total                                                                4,563,373
------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard Companies                     5,447                  227,521
Masco                                          12,229                  335,197
                                                               ---------------
Total                                                                  562,718
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
CAPITAL MARKETS (3.4%)
Ameriprise Financial                            7,526          $       344,164
Bank of New York                               23,774                  802,373
Bear Stearns Companies                          3,717                  484,511
Charles Schwab                                 31,836                  519,245
E*TRADE Financial                              13,130(b)               309,737
Federated Investors Cl B                        2,600                   87,048
Franklin Resources                              4,725                  464,987
Goldman Sachs Group                            13,305                1,977,788
Janus Capital Group                             6,523                  115,979
Legg Mason                                      4,065                  370,972
Lehman Brothers Holdings                       16,488                1,052,099
Mellon Financial                               12,740                  474,310
Merrill Lynch & Co                             28,457                2,092,443
Morgan Stanley                                 32,987                2,170,214
Northern Trust                                  5,707                  319,535
State Street                                   10,232                  632,338
T Rowe Price Group                              8,180                  360,411
                                                               ---------------
Total                                                               12,578,154
------------------------------------------------------------------------------

CHEMICALS (1.5%)
Air Products & Chemicals                        6,905                  457,732
Ashland                                         2,189                  138,213
Dow Chemical                                   29,623                1,129,525
Eastman Chemical                                2,517                  132,017
Ecolab                                          5,604                  249,826
EI du Pont de Nemours & Co                     28,372                1,134,029
Hercules                                        3,495(b)                54,522
Intl Flavors & Fragrances                       2,436                   96,880
Monsanto                                       16,662                  790,445
PPG Inds                                        5,103                  323,326
Praxair                                         9,948                  571,115
Rohm & Haas                                     4,479                  197,524
Sigma-Aldrich                                   2,058                  149,473
                                                               ---------------
Total                                                                5,424,627
------------------------------------------------------------------------------

COMMERCIAL BANKS (4.2%)
AmSouth Bancorporation                         10,658                  305,352
BB&T                                           16,935                  724,818
Comerica                                        5,007                  286,651
Commerce Bancorp                                5,670                  188,868
Compass Bancshares                              3,980                  230,840
Fifth Third Bancorp                            17,136                  674,130
First Horizon Natl                              3,796                  144,931
Huntington Bancshares                           7,552                  180,644
KeyCorp                                        12,445                  457,852
M&T Bank                                        2,430                  297,578
Marshall & Ilsley                               6,940                  323,612
Natl City                                      16,705                  577,659
North Fork Bancorporation                      14,326                  393,092
PNC Financial Services
  Group                                         9,114                  645,180
Regions Financial                              14,043                  505,408
SunTrust Banks                                 11,199                  855,604
Synovus Financial                               9,937                  288,968
US Bancorp                                     54,819                1,758,045
Wachovia                                       49,540                2,706,369

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
Wells Fargo & Co                               103,486         $     3,596,138
Zions Bancorporation                             3,268                 258,139
                                                               ---------------
Total                                                               15,399,878
------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Allied Waste Inds                                7,452(b)               77,054
Avery Dennison                                   3,384                 209,605
Cintas                                           4,243                 157,118
Equifax                                          3,960                 125,888
Monster Worldwide                                3,953(b)              161,045
Pitney Bowes                                     6,836                 297,981
Robert Half Intl                                 5,287                 163,580
RR Donnelley & Sons                              6,658                 215,852
Waste Management                                16,790                 575,562
                                                               ---------------
Total                                                                1,983,685
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.8%)
ADC Telecommunications                           3,611(b)               49,290
Andrew                                           4,919(b)               45,501
Avaya                                           12,659(b)              132,287
CIENA                                           18,095(b)               71,475
Cisco Systems                                  187,796(b)            4,129,633
Comverse Technology                              6,218(b)              129,956
Corning                                         47,974(b)            1,066,942
JDS Uniphase                                    51,893(b)              117,797
Juniper Networks                                17,440(b)              255,845
Lucent Technologies                            137,978(b)              321,489
Motorola                                        76,069               1,778,493
QUALCOMM                                        51,592               1,943,471
Tellabs                                         13,803(b)              140,653
                                                               ---------------
Total                                                               10,182,832
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.5%)
Apple Computer                                  26,164(b)            1,775,227
Dell                                            69,961(b)            1,577,621
EMC                                             72,826(b)              848,423
Hewlett-Packard                                 85,913               3,140,979
Intl Business Machines                          47,748(d)            3,866,156
Lexmark Intl Cl A                                3,241(b)              181,723
NCR                                              5,604(b)              194,963
Network Appliance                               11,519(b)              394,411
QLogic                                           4,968(b)               91,312
SanDisk                                          6,010(b)              354,109
Sun Microsystems                               107,971(b)              538,775
                                                               ---------------
Total                                                               12,963,699
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Fluor                                            2,699                 233,248
------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials                                 3,097                 243,455
------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                                38,004               1,996,730
Capital One Financial                            9,330                 682,023
SLM                                             12,657                 614,244
                                                               ---------------
Total                                                                3,292,997
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   205

RiverSource VP - S&P 500 Index Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
CONTAINERS & PACKAGING (0.2%)
Ball                                            3,228         $       130,218
Bemis                                           3,228                 104,264
Pactiv                                          4,348(b)              116,222
Sealed Air                                      2,510                 130,194
Temple-Inland                                   3,400                 151,368
                                                              ---------------
Total                                                                 632,266
-----------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                   5,316                 219,710
-----------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                               4,313(b)              216,556
H&R Block                                      10,112                 212,655
                                                              ---------------
Total                                                                 429,211
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.7%)
Bank of America                               140,550(d)            7,234,109
Chicago Mercantile
  Exchange Holdings                             1,065                 468,600
CIT Group                                       6,135                 276,443
Citigroup                                     153,101               7,555,533
JPMorgan Chase & Co                           107,015               4,886,305
Moody's                                         7,520                 460,074
                                                              ---------------
Total                                                              20,881,064
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T                                          119,741               3,727,537
BellSouth                                      55,707               2,268,389
CenturyTel                                      3,575                 142,357
Citizens Communications                        10,008                 138,010
Embarq                                          4,595(b)              216,654
Qwest Communications Intl                      48,212(b)              424,748
Verizon Communications                         89,843               3,160,677
Windstream                                     14,597                 192,680
                                                              ---------------
Total                                                              10,271,052
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (1.5%)
Allegheny Energy                                5,027(b)              209,827
American Electric Power                        12,135                 442,685
Edison Intl                                    10,031                 437,753
Entergy                                         6,402                 497,115
Exelon                                         20,584               1,255,212
FirstEnergy                                    10,156                 579,501
FPL Group                                      12,454                 553,580
Pinnacle West Capital                           3,057                 140,439
PPL                                            11,716(d)              409,709
Progress Energy                                 7,791                 345,375
Southern                                       22,854                 783,207
                                                              ---------------
Total                                                               5,654,403
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.5%)
American Power Conversion                       5,227                  91,838
Cooper Inds Cl A                                2,845                 232,949
Emerson Electric                               12,642               1,038,541
Rockwell Automation                             5,464                 308,060
                                                              ---------------
Total                                                               1,671,388
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies                           13,113(b)              421,714
Jabil Circuit                                   5,485                 147,163
Molex                                           4,373                 159,483

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Sanmina-SCI                                    16,408(b)      $        55,623
Solectron                                      28,160(b)               88,422
Symbol Technologies                             7,817                  93,882
Tektronix                                       2,573                  72,919
                                                              ---------------
Total                                                               1,039,206
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                   10,491                 746,749
BJ Services                                     9,218                 316,270
Halliburton                                    31,794               1,037,120
Nabors Inds                                     9,560(b,c)            314,333
Natl Oilwell Varco                              5,385(b)              351,641
Noble                                           4,242                 277,384
Rowan Companies                                 3,390                 115,938
Schlumberger                                   36,342               2,227,764
Transocean                                     10,009(b)              668,101
Weatherford Intl                               10,740(b)              461,820
                                                              ---------------
Total                                                               6,517,120
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.3%)
Costco Wholesale                               14,509                 678,876
CVS                                            25,202                 845,527
Kroger                                         22,284                 530,582
Safeway                                        13,863                 428,783
SUPERVALU                                       6,303                 180,014
SYSCO                                          19,047                 597,885
Walgreen                                       31,114               1,538,898
Wal-Mart Stores                                77,003               3,443,575
Whole Foods Market                              4,310                 231,102
                                                              ---------------
Total                                                               8,475,242
-----------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Archer-Daniels-Midland                         20,155                 829,781
Campbell Soup                                   5,704                 214,299
ConAgra Foods                                  15,992                 380,610
Dean Foods                                      4,185(b)              165,810
General Mills                                  10,964                 594,578
Hershey                                         5,470                 295,161
HJ Heinz                                       10,317                 431,663
Kellogg                                         7,511                 380,808
McCormick & Co                                  4,080                 148,594
Sara Lee                                       23,415                 389,391
Tyson Foods Cl A                                7,760                 114,305
WM Wrigley Jr                                   6,839                 317,466
                                                              ---------------
Total                                                               4,262,466
-----------------------------------------------------------------------------

GAS UTILITIES (--%)
Nicor                                           1,368                  59,727
Peoples Energy                                  1,178                  49,924
                                                              ---------------
Total                                                                 109,651
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb                                   1,658                  80,264
Baxter Intl                                    20,164                 894,878
Becton Dickinson & Co                           7,620                 531,114
Biomet                                          7,583                 248,040
Boston Scientific                              37,421(b)              652,622
CR Bard                                         3,192                 239,975
Hospira                                         4,807(b)              176,080
Medtronic                                      37,169               1,743,226
St. Jude Medical                               11,114(b)              404,661

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Stryker                                         9,008         $       432,654
Zimmer Holdings                                 7,638(b)              519,384
                                                              ---------------
Total                                                               5,922,898
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
Aetna                                          17,458                 650,660
AmerisourceBergen                               6,468                 285,627
Cardinal Health                                12,863                 867,223
Caremark Rx                                    13,625                 789,433
CIGNA                                           3,420                 386,699
Coventry Health Care                            4,945(b)              268,217
Express Scripts                                 4,240(b)              356,499
HCA                                            12,567                 619,804
Health Management
  Associates Cl A                               7,412                 154,985
Humana                                          5,071(b)              308,976
Laboratory Corp of
  America Holdings                              3,838(b)              262,596
Manor Care                                      2,274                 118,703
McKesson                                        9,364                 475,691
Medco Health Solutions                          9,295(b)              589,024
Patterson Companies                             4,265(b)              131,447
Quest Diagnostics                               5,000                 321,400
Tenet Healthcare                               14,499(b)              114,252
UnitedHealth Group                             41,488               2,155,303
WellPoint                                      19,632(b)            1,519,713
                                                              ---------------
Total                                                              10,376,252
-----------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                      6,155                 167,970
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Unit                                  13,377                 560,496
Darden Restaurants                              3,973                 140,644
Harrah's Entertainment                          5,692                 354,953
Hilton Hotels                                  10,192                 259,590
Intl Game Technology                           10,446                 404,051
Marriott Intl Cl A                             10,068                 379,161
McDonald's                                     38,380               1,377,842
Starbucks                                      23,692(b,d)            734,689
Wendy's Intl                                    3,592                 229,529
Wyndham Worldwide                               6,165(b)              180,388
Yum! Brands                                     8,376                 409,419
                                                              ---------------
Total                                                               5,030,762
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.6%)
Black & Decker                                  2,342                 172,465
Centex                                          3,742                 190,655
DR Horton                                       8,380                 183,773
Fortune Brands                                  4,519                 328,079
Harman Intl Inds                                2,060                 167,107
KB HOME                                         2,326                  99,460
Leggett & Platt                                 5,617                 129,472
Lennar Cl A                                     4,290                 192,364
Newell Rubbermaid                               8,520                 229,955
Pulte Homes                                     6,560                 194,635
Snap-On                                         1,791                  78,267
Stanley Works                                   2,181                 103,009
Whirlpool                                       2,398                 194,022
                                                              ---------------
Total                                                               2,263,263
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

206   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
HOUSEHOLD PRODUCTS (2.3%)
Clorox                                          4,649         $       278,057
Colgate-Palmolive                              15,850                 948,781
Kimberly-Clark                                 14,164                 899,414
Procter & Gamble                              101,063(d)            6,255,799
                                                              ---------------
Total                                                               8,382,051
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES                                            20,273(b)              430,599
Constellation Energy Group                      5,516                 331,456
Dynegy Cl A                                    11,372(b)               70,506
TXU                                            14,240                 942,831
                                                              ---------------
Total                                                               1,775,392
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.0%)
3M                                             23,216               1,664,587
General Electric                              320,251(d)           10,907,749
Textron                                         4,003                 335,692
Tyco Intl                                      62,728(c)            1,640,337
                                                              ---------------
Total                                                              14,548,365
-----------------------------------------------------------------------------

INSURANCE (4.7%)
ACE                                            10,014(c)              539,354
AFLAC                                          15,359                 692,230
Allstate                                       19,566               1,133,654
Ambac Financial Group                           3,260                 282,283
American Intl Group                            79,995               5,105,282
Aon                                             9,816                 339,339
Chubb                                          12,782                 641,145
Cincinnati Financial                            5,340                 249,164
Genworth Financial Cl A                        11,240                 386,993
Hartford Financial
  Services Group                                9,333                 801,331
Lincoln Natl                                    8,840                 536,588
Loews                                          12,504                 481,154
Marsh & McLennan
  Companies                                    16,923                 442,706
MBIA                                            4,151                 255,826
MetLife                                        23,363               1,285,666
Principal Financial Group                       8,528                 454,031
Progressive                                    24,102                 592,668
Prudential Financial                           15,152               1,112,308
Safeco                                          3,668                 211,680
St. Paul Travelers Companies                   21,443                 941,348
Torchmark                                       3,095                 192,540
UnumProvident                                  10,541                 199,752
XL Capital Cl A                                 5,550(c)              364,302
                                                              ---------------
Total                                                              17,241,344
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.1%)
Amazon.com                                      9,520(b,d)            293,502
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.3%)
eBay                                           35,638(b)              992,875
Google Cl A                                     6,350(b)            2,403,665
VeriSign                                        7,550(b)              152,812
Yahoo!                                         38,510(b)            1,109,858
                                                              ---------------
Total                                                               4,659,210
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
IT SERVICES (1.0%)
Affiliated Computer
  Services Cl A                                 3,650(b)      $       187,391
Automatic Data Processing                      17,752                 837,894
Computer Sciences                               5,294(b)              250,830
Convergys                                       4,317(b)               90,096
Electronic Data Systems                        15,970                 380,565
First Data                                     23,576               1,013,061
Fiserv                                          5,411(b)              239,004
Paychex                                        10,289                 369,478
Sabre Holdings Cl A                             4,086                  89,565
Unisys                                         10,563(b)               56,512
                                                              ---------------
Total                                                               3,514,396
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick                                       2,917                  83,718
Eastman Kodak                                   8,843                 188,091
Hasbro                                          5,305                 107,692
Mattel                                         11,999                 226,060
                                                              ---------------
Total                                                                 605,561
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.3%)
Applera-Applied
  Biosystems Group                              5,702(e)              174,766
Fisher Scientific Intl                          3,825(b)              299,230
Millipore                                       1,640(b)              105,255
PerkinElmer                                     3,896                  71,803
Thermo Electron                                 5,039(b)              197,529
Waters                                          3,186(b)              135,883
                                                              ---------------
Total                                                                 984,466
-----------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                    20,620               1,368,137
Cummins                                         1,623                 186,353
Danaher                                         7,266                 481,663
Deere & Co                                      7,226                 564,351
Dover                                           6,275                 305,091
Eaton                                           4,622                 307,363
Illinois Tool Works                            12,760                 560,164
Ingersoll-Rand Cl A                            10,138(c)              385,447
ITT                                             5,692                 278,623
Navistar Intl                                   1,899(b)               43,563
PACCAR                                          7,702                 421,068
Pall                                            3,847                 104,715
Parker Hannifin                                 3,710                 274,726
                                                              ---------------
Total                                                               5,281,264
-----------------------------------------------------------------------------

MEDIA (3.3%)
CBS Cl B                                       23,793                 679,290
Clear Channel
  Communications                               15,497                 450,033
Comcast Cl A                                   64,998(b)            2,274,930
Dow Jones & Co                                  1,819                  65,520
EW Scripps Cl A                                 2,620                 119,131
Gannett                                         7,329                 416,654
Interpublic Group
  of Companies                                 13,433(b)              123,315
McGraw-Hill Companies                          11,022                 616,240
Meredith                                        1,307                  61,873
New York Times Cl A                             4,460                 100,439
News Corp Cl A                                 72,850               1,386,336
Omnicom Group                                   5,255                 459,392

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
MEDIA (CONT.)
Time Warner                                   125,293         $     2,082,370
Tribune                                         6,741                 210,387
Univision
  Communications Cl A                           6,872(b)              237,496
Viacom Cl B                                    22,203(b)              805,969
Walt Disney                                    67,599               2,004,310
                                                              ---------------
Total                                                              12,093,685
-----------------------------------------------------------------------------

METALS & MINING (0.9%)
Alcoa                                          26,793                 766,012
Allegheny Technologies                          2,686                 154,042
Freeport-McMoRan
  Copper & Gold Cl B                            5,802                 337,734
Newmont Mining                                 13,829                 708,736
Nucor                                           9,596                 468,957
Phelps Dodge                                    6,280                 562,060
United States Steel                             3,843                 223,547
                                                              ---------------
Total                                                               3,221,088
-----------------------------------------------------------------------------

MULTILINE RETAIL (1.1%)
Big Lots                                        3,512(b)               64,445
Dillard's Cl A                                  1,900                  59,242
Dollar General                                  9,606                 123,533
Family Dollar Stores                            4,782                 122,276
Federated Department Stores                    17,036                 647,027
JC Penney                                       7,228                 455,653
Kohl's                                         10,482(b)              655,230
Nordstrom                                       6,628(d)              247,556
Sears Holdings                                  2,990(b)              430,889
Target                                         26,595               1,286,932
                                                              ---------------
Total                                                               4,092,783
-----------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Ameren                                          6,320                 338,436
CenterPoint Energy                              9,586                 138,518
CMS Energy                                      6,806(b)               99,640
Consolidated Edison                             7,574                 349,919
Dominion Resources                             10,701                 854,902
DTE Energy                                      5,475                 228,527
Duke Energy                                    38,033               1,140,989
KeySpan                                         5,392                 221,072
NiSource                                        8,393                 177,680
PG&E                                           10,691                 448,274
Public Service
  Enterprise Group                              7,748                 542,515
Sempra Energy                                   7,981                 396,815
TECO Energy                                     6,425                 101,322
Xcel Energy                                    12,487                 259,730
                                                              ---------------
Total                                                               5,298,339
-----------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                          30,590(b)              453,038
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (8.1%)
Anadarko Petroleum                             14,124                 662,557
Apache                                         10,174                 664,159
Chesapeake Energy                              12,700                 400,939
Chevron                                        68,264               4,396,202
ConocoPhillips                                 50,833               3,224,337
CONSOL Energy                                   5,645                 205,873
Devon Energy                                   13,546                 846,490

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   207

RiverSource VP - S&P 500 Index Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
El Paso                                        21,423         $       311,062
EOG Resources                                   7,468                 484,076
Exxon Mobil                                   186,338              12,609,492
Hess                                            7,422                 339,779
Kinder Morgan                                   3,211                 335,100
Marathon Oil                                   11,160                 931,860
Murphy Oil                                      5,115                 250,175
Occidental Petroleum                           26,382               1,345,218
Sunoco                                          4,086                 293,824
Valero Energy                                  18,950               1,087,730
Williams Companies                             18,325                 451,345
XTO Energy                                     11,216                 513,356
                                                              ---------------
Total                                                              29,353,574
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                     15,186                 528,017
Louisiana-Pacific                               3,270                  63,961
MeadWestvaco                                    5,583                 142,646
Weyerhaeuser                                    7,579                 469,898
                                                              ---------------
Total                                                               1,204,522
-----------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
Alberto-Culver                                  2,340                 115,198
Avon Products                                  13,866                 398,093
Estee Lauder Companies Cl A                     3,660                 134,908
                                                              ---------------
Total                                                                 648,199
-----------------------------------------------------------------------------

PHARMACEUTICALS (6.8%)
Abbott Laboratories                            47,004               2,289,095
Allergan                                        4,700                 538,432
Barr Pharmaceuticals                            3,270(b)              184,755
Bristol-Myers Squibb                           60,561               1,317,202
Eli Lilly & Co                                 34,808               1,946,811
Forest Laboratories                            10,040(b)              501,799
Johnson & Johnson                              91,195               5,896,669
King Pharmaceuticals                            7,455(b)              120,920
Merck & Co                                     67,219               2,725,730
Mylan Laboratories                              6,470                 131,470
Pfizer                                        225,668(d)            6,219,411
Schering-Plough                                45,615                 955,634
Watson Pharmaceuticals                          3,142(b)               80,561
Wyeth                                          41,453               2,018,761
                                                              ---------------
Total                                                              24,927,250
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.1%)
Apartment Investment &
  Management Cl A                               2,990                 153,208
Archstone-Smith Trust                           6,580                 349,924
Boston Properties                               2,815                 286,088
Equity Office Properties Trust                 11,279                 418,338
Equity Residential                              8,969                 447,284
Kimco Realty                                    6,520                 270,906
Plum Creek Timber                               5,679                 197,800
ProLogis                                        7,545                 425,991
Public Storage                                  3,310                 286,812
Simon Property Group                            5,649                 478,978
Starwood Hotels &
  Resorts Worldwide                             6,695                 356,576
Vornado Realty Trust                            3,660                 387,631
                                                              ---------------
Total                                                               4,059,536
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Realogy                                         7,701(b)      $       164,801
-----------------------------------------------------------------------------

ROAD & RAIL (0.7%)
Burlington Northern
  Santa Fe                                     11,229                 751,783
CSX                                            13,652                 412,563
Norfolk Southern                               12,776                 545,918
Ryder System                                    1,877                  92,761
Union Pacific                                   8,282                 665,459
                                                              ---------------
Total                                                               2,468,484
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT(2.7%)
Advanced Micro Devices                         14,910(b)              372,601
Altera                                         11,059(b)              223,724
Analog Devices                                 11,123                 340,809
Applied Materials                              48,166                 813,042
Broadcom Cl A                                  14,106(b)              415,281
Freescale
  Semiconductor Cl B                           12,492(b)              386,128
Intel                                         179,057               3,498,774
KLA-Tencor                                      6,123                 268,861
Linear Technology                               9,348                 317,925
LSI Logic                                      12,219(b)               98,363
Maxim Integrated Products                       9,855                 286,781
Micron Technology                              22,329(b)              385,845
Natl Semiconductor                             10,398                 252,567
Novellus Systems                                3,920(b)              109,446
NVIDIA                                         10,852(b)              315,902
PMC-Sierra                                      6,344(b)               43,393
Teradyne                                        6,104(b)               85,700
Texas Instruments                              47,983               1,563,766
Xilinx                                         10,581                 241,987
                                                              ---------------
Total                                                              10,020,895
-----------------------------------------------------------------------------

SOFTWARE (3.3%)
Adobe Systems                                  18,416(b)              597,415
Autodesk                                        7,132(b)              247,908
BMC Software                                    6,551(b)              174,388
CA                                             14,052                 331,206
Citrix Systems                                  5,605(b)              171,961
Compuware                                      11,624(b)               88,342
Electronic Arts                                 9,414(b)              479,832
Intuit                                         10,522(b)              317,975
Microsoft                                     270,304               6,944,111
Novell                                         10,444(b)               69,661
Oracle                                        119,700(b)            1,873,305
Parametric Technology                           3,431(b)               55,273
Symantec                                       31,899(b)              594,597
                                                              ---------------
Total                                                              11,945,974
-----------------------------------------------------------------------------

SPECIALTY RETAIL (1.9%)
AutoNation                                      4,570(b)               88,795
AutoZone                                        1,646(b)              148,634
Bed Bath & Beyond                               8,685(b)              292,945
Best Buy                                       12,403                 582,941
Circuit City Stores                             4,634                 109,409
Gap                                            16,940(d)              284,761
Home Depot                                     63,657               2,182,799
Limited Brands                                 10,563                 271,786
Lowe's Companies                               47,790               1,293,197

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
SPECIALTY RETAIL (CONT.)
Office Depot                                    8,859(b)      $       326,366
OfficeMax                                       2,191                  90,992
RadioShack                                      4,168                  75,274
Sherwin-Williams                                3,427                 176,970
Staples                                        22,422                 505,840
Tiffany & Co                                    4,335                 136,986
TJX Companies                                  14,078                 376,587
                                                              ---------------
Total                                                               6,944,282
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach                                          11,860(b)              358,053
Jones Apparel Group                             3,462                 108,361
Liz Claiborne                                   3,222                 120,406
Nike Cl B                                       5,811                 469,297
VF                                              2,708                 189,262
                                                              ---------------
Total                                                               1,245,379
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial                          18,716                 632,601
Fannie Mae                                     29,813               1,569,655
Freddie Mac                                    21,284               1,353,662
Golden West Financial                           7,886                 595,314
MGIC Investment                                 2,693                 155,844
Sovereign Bancorp                              11,591                 241,556
Washington Mutual                              29,591               1,239,567
                                                              ---------------
Total                                                               5,788,199
-----------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                   64,311               5,371,897
Reynolds American                               5,270                 342,919
UST                                             4,975                 262,979
                                                              ---------------
Total                                                               5,977,795
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
WW Grainger                                     2,346                 156,713
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL                                         11,979                 649,382
Sprint Nextel                                  91,745               1,552,325
                                                              ---------------
Total                                                               2,201,707
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $305,792,169)                                          $   363,310,509
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (1.1%)
------------------------------------------------------------------------------

ISSUER                              EFFECTIVE       AMOUNT           VALUE(a)
                                      YIELD       PAYABLE AT
                                                   MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
  09-01-06                            5.28%      $ 4,200,000    $   4,199,384
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $4,200,000)                                              $   4,199,384
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $309,992,169)(f)                                         $ 367,509,893
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

208   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 0.9% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      -----------------------------------------------------------------------
      PURCHASE  CONTRACTS
      E-Mini S&P 500 Index, Sept. 2006                                     64

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $313,173,032 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $   69,560,950
      Unrealized  depreciation                                    (15,224,089)
      ------------------------------------------------------------------------
      Net unrealized  appreciation                             $   54,336,861
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   209

INVESTMENTS IN SECURITIES

RiverSource VP - Select Value Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.1%)
Curtiss-Wright                                  2,000         $        62,180
GenCorp                                         5,000(b)               68,850
Honeywell Intl                                  8,000                 309,760
Precision Castparts                             3,000                 175,320
Rolls-Royce Group                              26,000(b,c)            215,950
                                                              ---------------
Total                                                                 832,060
-----------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
BorgWarner                                      1,000                  56,710
Dana                                           10,000                  17,400
Modine Mfg                                      2,500                  58,225
                                                              ---------------
Total                                                                 132,335
-----------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Coachmen Inds                                   4,000                  40,040
Fleetwood Enterprises                           1,000(b)                7,030
                                                              ---------------
Total                                                                  47,070
-----------------------------------------------------------------------------

BEVERAGES (4.9%)
Brown-Forman Cl A                               3,000                 232,200
Coca-Cola                                      10,000                 448,100
Diageo ADR                                      2,500(c)              178,750
Fomento Economico
  Mexicano ADR                                  2,500(c)              234,800
PepsiAmericas                                   1,000                  22,990
PepsiCo                                         1,500                  97,920
Pernod-Ricard                                     379(c)               82,682
                                                              ---------------
Total                                                               1,297,442
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Griffon                                         7,000(b)              165,620
-----------------------------------------------------------------------------

CAPITAL MARKETS (1.0%)
Deutsche Bank                                   1,000(c)              114,310
Merrill Lynch & Co                              1,000                  73,530
T Rowe Price Group                              2,000                  88,120
                                                              ---------------
Total                                                                 275,960
-----------------------------------------------------------------------------

CHEMICALS (2.4%)
Ferro                                          20,000                 341,600
Hercules                                        5,000(b)               78,000
Omnova Solutions                               12,000(b)               67,440
Sensient Technologies                           7,000                 140,840
Tronox Cl B                                       100                   1,290
                                                              ---------------
Total                                                                 629,170
-----------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
M&T Bank                                          500                  61,230
PNC Financial Services Group                    1,000                  70,790
Wilmington Trust                                2,000                  88,100
                                                              ---------------
Total                                                                 220,120
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (2.0%)
ADESA                                           2,000         $        44,180
Allied Waste Inds                               7,000(b)               72,380
Nashua                                         10,000(b)               65,700
Republic Services                               2,000                  77,560
Rollins                                         2,000                  42,480
Waste Management                                7,000                 239,960
                                                              ---------------
Total                                                                 542,260
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)
Corning                                         2,000(b)               44,480
Motorola                                        3,000                  70,140
                                                              ---------------
Total                                                                 114,620
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.2%)
Intermec                                        2,000(b)               59,920
-----------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (--%)
Xanser                                          2,000(b)               10,200
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Greif Cl A                                      1,000                  70,850
Myers Inds                                      2,000                  32,860
                                                              ---------------
Total                                                                 103,710
-----------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Genuine Parts                                   3,000                 123,990
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.7%)
Citigroup                                       9,000                 444,150
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
BCE                                             1,830(c)               45,732
Cincinnati Bell                                10,000(b)               50,500
Citizens Communications                         2,000                  27,580
Commonwealth Telephone
  Enterprises                                   3,000                 105,779
Embarq                                            850(b)               40,078
                                                              ---------------
Total                                                                 269,669
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (3.5%)
Allegheny Energy                                2,500(b)              104,350
DPL                                            10,000                 278,000
Duquesne Light Holdings                         4,000                  78,760
Edison Intl                                     2,500                 109,100
El Paso Electric                                1,000(b)               23,910
FPL Group                                       2,000                  88,900
Northeast Utilities                             1,000                  22,810
Unisource Energy                                2,000                  69,020
Westar Energy                                   6,000                 146,340
                                                              ---------------
Total                                                                 921,190
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.4%)
Cooper Inds Cl A                                4,000                 327,520
GrafTech Intl                                   5,000(b)               27,250
Thomas & Betts                                 12,000(b)              541,920
                                                              ---------------
Total                                                                 896,690
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
CTS                                             8,000         $       117,600
Excel Technology                                1,500(b)               43,920
Paxar                                           1,000(b)               19,470
                                                              ---------------
Total                                                                 180,990
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
RPC                                             7,000                 143,080
Transocean                                      1,000(b)               66,750
                                                              ---------------
Total                                                                 209,830
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.6%)
Safeway                                         4,000                 123,720
Topps                                           5,400                  47,142
                                                              ---------------
Total                                                                 170,862
-----------------------------------------------------------------------------

FOOD PRODUCTS (6.4%)
Archer-Daniels-Midland                          4,000                 164,680
Cadbury Schweppes ADR                           4,000(c)              171,080
Campbell Soup                                   1,000                  37,570
Corn Products Intl                              2,000                  69,000
Del Monte Foods                                 2,000                  22,200
Delta & Pine Land                               2,000                  80,920
Flowers Foods                                   2,000                  54,300
General Mills                                  10,000                 542,300
Groupe Danone ADR                               8,000(c)              230,800
Hershey                                           500                  26,980
HJ Heinz                                        4,000                 167,360
Tootsie Roll Inds                               1,000                  29,010
WM Wrigley Jr                                   2,000                  92,840
Wm Wrigley Jr Cl B                                500                  23,100
                                                              ---------------
Total                                                               1,712,140
-----------------------------------------------------------------------------

GAS UTILITIES (0.4%)
ONEOK                                           1,000                  38,270
Southwest Gas                                   2,000                  67,400
                                                              ---------------
Total                                                                 105,670
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Conmed                                          4,000(b)               81,960
Zimmer Holdings                                 5,000(b)              340,000
                                                              ---------------
Total                                                                 421,960
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.8%)
Chemed                                          1,600                  63,056
Henry Schein                                    2,000(b)               99,740
Patterson Companies                             1,200(b)               36,984
                                                              ---------------
Total                                                                 199,780
-----------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
IMS Health                                      5,000                 136,450
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

210   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Select Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE (4.7%)
Churchill Downs                                 8,000         $       323,360
Gaylord Entertainment                           1,000(b)               43,720
Hilton Hotels                                   2,000                  50,940
Kerzner Intl                                      500(b,c)             40,435
Ladbrokes                                      28,117(c)              204,626
Las Vegas Sands                                 3,000(b)              209,430
MGM Mirage                                      3,500(b)              124,880
Pinnacle Entertainment                          2,000(b)               51,560
Wynn Resorts                                    2,500(b)              193,525
                                                              ---------------
Total                                                               1,242,476
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.1%)
Cavalier Homes                                 12,000(b)               42,600
Cavco Inds                                      4,000(b)              136,080
Champion Enterprises                           15,000(b)              102,300
Palm Harbor Homes                               5,000(b)               72,450
Skyline                                         5,000                 195,050
Southern Energy Homes                           2,000(b)               16,690
                                                              ---------------
Total                                                                 565,170
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.4%)
Church & Dwight                                   750                  28,875
Clorox                                          1,000                  59,810
Energizer Holdings                              1,000(b)               66,860
Procter & Gamble                                8,000                 495,200
                                                              ---------------
Total                                                                 650,745
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.6%)
Sequa Cl A                                      3,000(b)              275,400
Sequa Cl B                                      1,000(b)               91,715
Tredegar                                        7,000                 115,500
Tyco Intl                                       8,000(c)              209,200
                                                              ---------------
Total                                                                 691,815
-----------------------------------------------------------------------------

INSURANCE (0.7%)
Alleghany                                         510(b)              143,846
Unitrin                                         1,000                  43,880
                                                              ---------------
Total                                                                 187,726
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.6%)
IAC/InterActiveCorp                             3,000(b)               85,440
Liberty Media Holding -
  Interactive Cl A                              3,750(b,d)             71,475
                                                              ---------------
Total                                                                 156,915
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
Yahoo!                                          7,500(b)              216,150
-----------------------------------------------------------------------------

MACHINERY (6.9%)
CIRCOR Intl                                     2,000                  57,380
Clarcor                                         4,000                 119,800
CNH Global                                      6,000(c)              131,940
Crane                                          15,000                 599,700
Deere & Co                                      1,000                  78,100
Flowserve                                       2,000(b)              102,280
ITT                                             9,000                 440,550
Mueller Water Products Cl A                     1,000(b)               17,000
Navistar Intl                                   5,000(b)              114,700
Oshkosh Truck                                   1,500                  77,550
Watts Water Technologies Cl A                   3,000                  93,030
                                                              ---------------
Total                                                               1,832,030
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
MEDIA (16.6%)
Cablevision Systems Cl A                       22,000         $       512,159
CBS Cl A                                       10,000                 285,600
DIRECTV Group                                   3,500(b)               65,765
Discovery Holding Cl A                          1,500(b)               21,015
Dow Jones & Co                                  3,500                 126,070
EchoStar
  Communications Cl A                           9,000(b)              285,750
EW Scripps Cl A                                 6,500                 295,555
Fisher Communications                           3,500(b)              150,150
Gemstar-TV Guide Intl                          32,000(b)              102,720
Gray Television                                 2,000                  12,780
Grupo Televisa ADR                              3,000(c)               57,120
Liberty Global Cl A                             4,000(b)               94,440
Liberty Global Series C                         4,000(b)               92,320
Liberty Media Holding -
   Capital Series A                             1,000(b,d)             86,330
LIN TV Cl A                                     8,000(b)               58,400
McClatchy Cl A                                  2,014                  81,708
McGraw-Hill Companies                           2,000                 111,820
Media General Cl A                              4,500                 176,940
News Corp Cl A                                 16,120                 306,764
Reader's Digest Assn                            2,000                  25,620
Sinclair Broadcast
  Group Cl A                                   16,000                 123,520
Time Warner                                    18,000                 299,160
Tribune                                        10,000                 312,100
Viacom Cl A                                     5,000(b)              181,750
Vivendi                                         8,000(c)              275,165
Walt Disney                                     8,000                 237,200
Young Broadcasting Cl A                         6,000(b)               18,000
                                                              ---------------
Total                                                               4,395,921
-----------------------------------------------------------------------------

METALS & MINING (1.4%)
Alcoa                                           4,000                 114,360
Newmont Mining                                  5,000                 256,250
                                                              ---------------
Total                                                                 370,610
-----------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Aquila                                         12,000(b)               54,960
CMS Energy                                      2,200(b)               32,208
Energy East                                     1,000                  24,250
NSTAR                                           2,000                  65,860
Xcel Energy                                    10,000                 208,000
                                                              ---------------
Total                                                                 385,278
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.1%)
BP ADR                                          1,000(c)               68,050
Cabot Oil & Gas                                 1,000                  51,060
Chevron                                         5,500                 354,200
ConocoPhillips                                  1,000                  63,430
Devon Energy                                    3,000                 187,470
El Paso                                         3,000                  43,560
Exxon Mobil                                     1,000                  67,670
Giant Inds                                      4,500(b)              367,650
Kinder Morgan                                   5,000                 521,800
Royal Dutch Shell ADR                           2,500(c)              172,350
                                                              ---------------
Total                                                               1,897,240
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
PHARMACEUTICALS (4.2%)
Allergan                                          487         $        55,791
Bristol-Myers Squibb                            2,000                  43,500
Eli Lilly & Co                                  5,000                 279,650
Johnson & Johnson                               4,000                 258,640
Merck & Co                                      2,000                  81,100
Pfizer                                         14,000                 385,840
                                                              ---------------
Total                                                               1,104,521
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.6%)
Texas Instruments                               5,000                 162,950
-----------------------------------------------------------------------------

SPECIALTY RETAIL (1.0%)
AutoNation                                      1,472(b)               28,601
CSK Auto                                       10,000(b)              114,700
Midas                                           6,000(b)              117,360
                                                              ---------------
Total                                                                 260,661
-----------------------------------------------------------------------------

TOBACCO (0.8%)
Swedish Match                                  12,000(c)              202,929
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.9%)
GATX                                            4,000                 148,440
Kaman                                           5,000                  89,550
                                                              ---------------
Total                                                                 237,990
-----------------------------------------------------------------------------

WATER UTILITIES (0.2%)
SJW                                             1,500                  45,525
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (3.6%)
Rogers Communications Cl B                      3,000(c)              154,680
Sprint Nextel                                   7,000                 118,440
Telephone & Data Systems                        1,500                  63,615
Telephone & Data Systems
  Special Shares                                1,500                  61,470
US Cellular                                     9,500(b)              569,525
                                                              ---------------
Total                                                                 967,730
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $23,721,713)                                           $    25,798,240
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (7.9%)
------------------------------------------------------------------------------

ISSUER                     EFFECTIVE        AMOUNT                   VALUE(a)
                             YIELD        PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
Barton Capital
   09-06-06                  5.25%       $  1,000,000(e)      $       999,125
Chesham Finance LLC
   09-01-06                  5.28             600,000                 599,912
Park Granada LLC
   09-01-06                  5.29             500,000(e)              499,927
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $2,099,271)                                            $     2,098,964
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $25,820,984)(f)                                        $    27,897,204
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   211

RiverSource VP - Select Value Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 10.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $1,499,052 or 5.6% of net assets.

(f) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $26,001,654 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $     2,954,193
      Unrealized depreciation                                      (1,058,643)
      ------------------------------------------------------------------------
      Net unrealized appreciation                             $     1,895,550
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

212   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Short Duration U.S. Government Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
BONDS (106.4%)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
FOREIGN AGENCIES (2.2%)
KFW
    05-19-09                    5.25%    $ 10,000,000(c)      $     10,063,950
------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (42.1%)
Federal Farm Credit Bank
    04-05-07                    2.15        6,600,000                6,480,078
    06-19-07                    6.75        2,565,000                2,593,125
    10-10-08                    4.25        4,040,000                3,976,992
Federal Home Loan Bank
    10-19-07                    4.13       15,000,000               14,819,970
    01-18-08                    4.63        4,665,000                4,633,605
    02-08-08                    4.63        1,470,000                1,459,992
    02-13-08                    5.25        3,970,000                3,977,190
    11-21-08                    4.63        2,215,000                2,195,448
Federal Home Loan Mtge Corp
    01-30-07                    3.00        2,500,000                2,475,870
    08-17-07                    4.00        6,210,000                6,136,374
    06-15-08                    3.88          920,000                  901,030
    10-15-08                    5.13        1,825,000                1,827,522
Federal Natl Mtge Assn
    03-02-07                    3.00        3,855,000                3,810,267
    05-15-07                    3.88        5,000,000                4,951,300
    10-15-08                    4.50        1,400,000                1,384,197
    11-17-08                    3.88          150,000                  146,036
U.S. Treasury
    09-30-07                    4.00       27,745,000               27,459,975
    11-30-07                    4.25        7,410,000                7,349,216
    02-15-08                    3.38       15,130,000               14,814,403
    05-31-08                    4.88       30,825,000               30,844,265
    11-15-08                    4.75       22,200,000               22,198,268
    07-31-11                    4.88        4,000,000                4,029,688
    11-15-18                    9.00        2,115,000(i)             2,912,918
    08-15-23                    6.25          560,000                  642,119
U.S. Treasury Inflation-Indexed Bond
    01-15-07                    3.38       23,050,260(l)            23,041,788
                                                              ----------------
Total                                                              195,061,636
------------------------------------------------------------------------------

ASSET-BACKED (1.5%)
Capital Auto Receivables Asset Trust
  Series 2006-SN1A Cl A4B
    03-20-10                    5.44        1,525,000(d)             1,525,000
Franklin Auto Trust
  Series 2004-2 Cl A4 (MBIA)
    08-15-12                    3.93        5,000,000(k)             4,915,854
Small Business Administration Participation Ctfs
  Series 2001-20H Cl 1
    08-01-21                    6.34          302,708                  313,146
Small Business Administration
  Series 2001-10B Cl 1
    09-10-11                    5.89          372,112                  378,724
                                                              ----------------
Total                                                                7,132,724
------------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (2.8%)(f)
Citigroup Commercial Mtge Trust
  Series 2005-C3 Cl A1
    05-15-43                    4.39%    $  4,278,331         $      4,200,004
Federal Home Loan Mtge Corp
  Multi Family Structured Pass Through Ctfs
  Series K001 Cl A2
    04-25-16                    5.65        3,775,000                3,815,117
Federal Natl Mtge Assn #360800
    01-01-09                    5.74          892,148                  896,743
Federal Natl Mtge Assn #381990
    10-01-09                    7.11          466,484                  489,712
Federal Natl Mtge Assn #745629
    01-01-18                    5.08        3,819,563                3,737,634
                                                              ----------------
Total                                                               13,139,210
------------------------------------------------------------------------------

MORTGAGE-BACKED (57.7%)(f)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.73        1,471,646(g)             1,473,320
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.98        1,702,699(g)             1,726,247
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                    5.62        3,279,349(g)             3,279,349
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-3 Cl 3A2
    10-25-46                    5.58        2,750,000(g)             2,750,000
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50          937,751                  972,392
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00        2,810,425                2,801,870
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-OA8 Cl 1A2
    07-25-46                    5.55        3,189,852(h)             3,197,738
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00        2,131,951(d)             2,196,454
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-OA5 Cl 2A2
    04-25-46                    5.62        2,191,312(g)             2,194,598

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
    09-01-36                    6.00%    $  9,800,000(b)      $      9,812,251
    09-01-36                    6.50        7,075,000(b)             7,185,547
Federal Home Loan Mtge Corp #A18107
    01-01-34                    5.50        2,171,986                2,137,916
Federal Home Loan Mtge Corp #B16408
    09-01-19                    5.50        1,509,454(i)             1,504,864
Federal Home Loan Mtge Corp #C73304
    11-01-32                    7.00          381,110                  392,268
Federal Home Loan Mtge Corp #D95319
    03-01-22                    6.00          163,750                  165,561
Federal Home Loan Mtge Corp #E00489
    06-01-12                    7.00            8,811                    9,001
Federal Home Loan Mtge Corp #E81240
    06-01-15                    7.50        1,241,547                1,290,166
Federal Home Loan Mtge Corp #E92454
    11-01-17                    5.00          869,413                  853,776
Federal Home Loan Mtge Corp #E93465
    11-01-17                    5.50          994,882                  993,201
Federal Home Loan Mtge Corp #E95188
    03-01-18                    6.00          518,790                  524,869
Federal Home Loan Mtge Corp #G10669
    03-01-12                    7.50          506,665                  525,133
Federal Home Loan Mtge Corp #G11243
    04-01-17                    6.50        1,425,095                1,454,468
Federal Home Loan Mtge Corp #G12100
    11-01-13                    5.00          106,808                  105,046
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2639 Cl UI
    03-15-22                    8.43        2,892,239(e)               462,193
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2590 Cl BI
    02-15-14                   17.16          794,014(e)                39,544
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2718 Cl IA
    10-15-22                   14.56          544,245(e)                24,746
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2783 Cl MI
    03-15-25                   14.63        1,626,975(e)               107,586
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2795 Cl IY
    07-15-17                    7.50        1,228,115(e)               138,532

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   213

RiverSource VP - Short Duration U.S. Government Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only/Inverse Floater
  Series 2882 Cl XS
    11-15-19                    7.63%    $  2,136,599(e,j)    $        157,418
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2617 Cl HD
    06-15-16                    7.00       1,397,322                 1,447,835
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2843 Cl BA
    01-15-18                    5.00       1,278,053                 1,266,102
Federal Natl Mtge Assn
    09-01-21                    5.50        1,000,000(b)               996,250
    09-01-21                    6.00        1,300,000(b)             1,314,219
    09-01-36                    5.00        1,000,000(b)               957,812
    09-01-36                    5.50       16,300,000(b)            15,994,376
    09-01-36                    6.50       15,550,000(b)            15,783,251
Federal Natl Mtge Assn #190353
    08-01-34                    5.00        2,869,998                2,756,429
Federal Natl Mtge Assn #252211
    01-01-29                    6.00          121,658                  122,437
Federal Natl Mtge Assn #252409
    03-01-29                    6.50        1,404,636                1,439,654
Federal Natl Mtge Assn #254384
    06-01-17                    7.00          394,212                  404,814
Federal Natl Mtge Assn #254723
    05-01-23                    5.50        3,813,435                3,781,854
Federal Natl Mtge Assn #254748
    04-01-13                    5.50        1,068,082                1,064,786
Federal Natl Mtge Assn #254757
    05-01-13                    5.00        1,067,510                1,052,328
Federal Natl Mtge Assn #254774
    05-01-13                    5.50          873,156                  875,557
Federal Natl Mtge Assn #255488
    10-01-14                    5.50        1,431,570                1,430,920
Federal Natl Mtge Assn #255501
    09-01-14                    6.00        1,193,531                1,212,839
Federal Natl Mtge Assn #313470
    08-01-10                    7.50          316,917                  321,748
Federal Natl Mtge Assn #323133
    04-01-13                    5.50           48,664                   48,701
Federal Natl Mtge Assn #357324
    01-01-33                    5.00        3,660,616                3,521,675
Federal Natl Mtge Assn #357485
    02-01-34                    5.50        4,970,807                4,893,964
Federal Natl Mtge Assn #507182
    07-01-14                    6.00          106,967                  108,295
Federal Natl Mtge Assn #512232
    05-01-29                    7.00           36,551                   37,710
Federal Natl Mtge Assn #535168
    12-01-14                    5.50          162,662                  162,578
Federal Natl Mtge Assn #545818
    07-01-17                    6.00        1,413,835                1,432,164
Federal Natl Mtge Assn #545864
    08-01-17                    5.50        1,878,063                1,877,664
Federal Natl Mtge Assn #545910
    08-01-17                    6.00        1,668,519                1,690,200

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #555063
    11-01-17                    5.50%    $  2,287,596         $      2,286,086
Federal Natl Mtge Assn #555343
    08-01-17                    6.00          643,084                  650,684
Federal Natl Mtge Assn #555367
    03-01-33                    6.00        3,129,060                3,142,341
Federal Natl Mtge Assn #555375
    04-01-33                    6.00          149,239                  150,241
Federal Natl Mtge Assn #555740
    08-01-18                    4.50          194,987                  188,139
Federal Natl Mtge Assn #602630
    10-01-31                    7.00          253,268                  260,588
Federal Natl Mtge Assn #606789
    10-01-31                    7.00        2,272,231                2,337,901
Federal Natl Mtge Assn #626720
    01-01-17                    6.00          494,954                  500,967
Federal Natl Mtge Assn #630992
    09-01-31                    7.00          972,236                1,012,410
Federal Natl Mtge Assn #630993
    09-01-31                    7.50          825,460                  857,060
Federal Natl Mtge Assn #633672
    06-01-17                    6.00          390,569                  396,249
Federal Natl Mtge Assn #636720
    05-01-17                    5.50          125,207                  125,052
Federal Natl Mtge Assn #638210
    05-01-32                    6.50          155,857                  159,075
Federal Natl Mtge Assn #648040
    06-01-32                    6.50          712,627                  725,701
Federal Natl Mtge Assn #648349
    06-01-17                    6.00        1,223,067                1,238,961
Federal Natl Mtge Assn #648679
    07-01-32                    6.00        2,776,379                2,788,163
Federal Natl Mtge Assn #654413
    09-01-32                    7.00          191,951                  197,435
Federal Natl Mtge Assn #656562
    02-01-33                    7.00          325,597                  336,754
Federal Natl Mtge Assn #665752
    09-01-32                    6.50          580,147                  590,791
Federal Natl Mtge Assn #668412
    02-01-18                    5.50          634,617                  633,924
Federal Natl Mtge Assn #670387
    08-01-32                    7.00           19,617                   20,203
Federal Natl Mtge Assn #671054
    01-01-33                    7.00           28,207                   29,013
Federal Natl Mtge Assn #671174
    02-01-33                    4.60          724,356(g)               713,123
Federal Natl Mtge Assn #675692
    02-01-18                    6.00          512,886                  518,947
Federal Natl Mtge Assn #678940
    02-01-18                    5.50          976,659                  975,846
Federal Natl Mtge Assn #679183
    02-01-18                    5.50        1,157,710                1,156,022
Federal Natl Mtge Assn #684588
    03-01-33                    6.50          255,216                  260,434
Federal Natl Mtge Assn #688181
    03-01-33                    6.00        1,606,044                1,612,861
Federal Natl Mtge Assn #695838
    04-01-18                    5.50          278,097                  277,803

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #696711
    05-01-18                    5.50%    $  1,217,632         $      1,215,977
Federal Natl Mtge Assn #696714
    05-01-18                    5.50          434,699                  434,028
Federal Natl Mtge Assn #701937
    04-01-33                    6.00          181,873                  182,523
Federal Natl Mtge Assn #704610
    06-01-33                    5.50        3,730,872                3,673,197
Federal Natl Mtge Assn #705655
    05-01-33                    5.00        1,648,243                1,585,166
Federal Natl Mtge Assn #720378
    06-01-18                    4.50        1,603,152                1,544,316
Federal Natl Mtge Assn #722325
    07-01-33                    4.97          764,306(g)               740,960
Federal Natl Mtge Assn #723448
    07-01-13                    5.00          918,965                  912,189
Federal Natl Mtge Assn #725232
    03-01-34                    5.00        3,788,833                3,643,837
Federal Natl Mtge Assn #725425
    04-01-34                    5.50        4,186,921                4,122,704
Federal Natl Mtge Assn #725431
    08-01-15                    5.50        2,397,120                2,398,958
Federal Natl Mtge Assn #725558
    06-01-34                    4.58        1,694,362(g)             1,651,532
Federal Natl Mtge Assn #725737
    08-01-34                    4.53          935,498(g)               927,293
Federal Natl Mtge Assn #725773
    09-01-34                    5.50        4,931,821                4,850,663
Federal Natl Mtge Assn #735057
    01-01-19                    4.50        2,365,740                2,278,917
Federal Natl Mtge Assn #740843
    11-01-18                    5.00          136,505                  134,052
Federal Natl Mtge Assn #744010
    07-01-13                    5.00        1,822,384                1,805,551
Federal Natl Mtge Assn #747536
    11-01-33                    5.00        2,134,527                2,052,840
Federal Natl Mtge Assn #754297
    12-01-33                    4.74          299,777(g)               291,764
Federal Natl Mtge Assn #755891
    03-01-13                    5.00          367,849                  365,123
Federal Natl Mtge Assn #791447
    10-01-34                    6.00          719,877                  721,787
Federal Natl Mtge Assn #797044
    07-01-34                    5.50        3,456,360                3,399,481
Federal Natl Mtge Assn #799769
    11-01-34                    5.04        1,227,101(g)             1,208,989
Federal Natl Mtge Assn #801344
    10-01-34                    5.08        1,384,568(g)             1,365,960
Federal Natl Mtge Assn #815264
    05-01-35                    5.25        2,012,437(g)             1,998,201
Federal Natl Mtge Assn #815463
    02-01-35                    5.50          811,690                  798,333
Federal Natl Mtge Assn #845070
    12-01-35                    5.10        1,138,174(g)             1,130,142
Federal Natl Mtge Assn #849082
    01-01-36                    5.85        1,467,182(g)             1,479,096
Federal Natl Mtge Assn #849170
    01-01-36                    5.98        2,972,218(g)             3,008,754

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

214   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #865689
    02-01-36                    5.90%    $  3,406,081(g)      $      3,418,615
Federal Natl Mtge Assn #866097
    02-01-36                    6.19        2,526,790(g)             2,548,975
Federal Natl Mtge Assn #878661
    02-01-36                    5.50        4,926,427                4,816,814
Federal Natl Mtge Assn #881629
    02-01-36                    5.50        3,667,884                3,586,273
Federal Natl Mtge Assn #885827
    06-01-36                    6.50        2,502,057                2,540,266
Federal Natl Mtge Assn #885871
    06-01-36                    7.00        1,996,848                2,050,160
Federal Natl Mtge Assn #886461
    08-01-36                    6.20        1,493,047(g)             1,508,440
Federal Natl Mtge Assn #887096
    07-01-36                    5.83        2,712,190(g)             2,720,523
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-24 Cl PI
    12-25-12                   20.00          531,287(e)                16,468
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-26 Cl MI
    03-25-23                    8.45          747,374(e)               144,435
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-71 Cl IM
    12-25-31                   10.63          623,151(e)               115,943
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-81 Cl LI
    11-25-13                   10.08        1,363,456(e)                74,067
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2004-84 Cl GI
    12-25-22                    9.25          496,386(e)                74,887
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 367 Cl 2
    01-25-36                    9.07        2,104,780(e)               531,836
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-133 Cl GB
    12-25-26                    8.00             425,320               451,813
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-94 Cl QB
    07-25-23                    5.50        2,192,818                2,185,179
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-W11 Cl A1
    06-25-33                    7.83           45,940(g)                46,208

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2004-60 Cl PA
    04-25-34                    5.50%    $  2,144,573         $      2,145,893
Govt Natl Mtge Assn #3501
    01-20-34                    6.00        7,925,099                7,990,840
Govt Natl Mtge Assn #498182
    05-15-16                    6.00          907,899                  921,783
Govt Natl Mtge Assn #605970
    03-15-33                    6.00          316,761                  320,054
Govt Natl Mtge Assn #615738
    03-15-18                    7.00        1,107,922                1,142,498
Govt Natl Mtge Assn #615740
    08-15-13                    6.00        2,183,738                2,205,808
Govt Natl Mtge Assn #780758
    04-15-13                    7.00          198,627                  204,514
Govt Natl Mtge Assn #781507
    09-15-14                    6.00          978,182                  987,929
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2002-16 Cl PB
    04-16-31                    6.00          440,542                  440,418
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-17 Cl B
    10-16-27                    5.00          125,000                  123,142
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2004-19 Cl DJ
    03-20-34                    4.50        1,373,609                1,348,544
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2006-32 Cl A
    01-16-30                    5.08        4,616,584                4,589,173
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 3A
    06-19-34                    2.97        1,316,750(g)             1,297,039
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A11
    10-19-35                    6.43        1,948,833(g)             2,000,877
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-8 Cl 2A1B
    08-21-46                    5.58        1,075,000(g)             1,075,000
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-AR13 Cl A1
    07-25-36                    6.11        2,700,731(g)             2,729,426
Morgan Stanley Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2004-2AR Cl 3A
    02-25-34                    5.05        1,252,113(g)             1,235,146
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QO6 Cl A2
    06-25-46                    5.55        3,686,715(h)             3,687,813

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-15 Cl 4A1
    07-25-35                    5.52%    $  3,120,728(g)      $      3,080,743
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 4A1
    06-25-36                    5.99        1,965,343(g)             1,954,902
TBW Mtge Backed Pass Through Ctfs
  Collateralized Mtge Obligation
  Series 2006-2 Cl 6A1
    07-25-36                    7.00        1,816,943                1,865,245
Vendee Mtge Trust
  Collateralized Mtge Obligation
  Series 2003-1 Cl D
    12-15-25                    5.75        2,190,671                2,187,323
Vendee Mtge Trust
  Collateralized Mtge Obligation
  Series 2003-2 Cl D
    11-15-23                    5.00           64,958                   64,627
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00        4,630,737                4,368,406
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50        1,759,615                1,715,625
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl 5A1
    03-25-36                    5.11        1,962,428(b,g)           1,935,824
                                                              ----------------
Total                                                              266,986,817
------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $495,160,075)                                          $    492,384,337
------------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.8%)
------------------------------------------------------------------------------

ISSUER                        EFFECTIVE     AMOUNT                   VALUE(a)
                                YIELD     PAYABLE AT
                                           MATURITY
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
    09-01-06                    4.98%    $ 15,300,000         $     15,297,884
    09-13-06                    5.13       30,000,000               29,944,515
------------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $45,248,783)                                           $     45,242,399
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $540,408,858)(m)                                       $    537,626,736
==============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   215

RiverSource VP - Short Duration U.S. Government Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $53,785,689.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2006, the value of foreign securities represented 2.2% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $3,721,454 or 0.8% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2006.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2006.

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                        NOTIONAL AMOUNT
      -----------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Treasury Note, Dec. 2006, 2-year                   $     39,600,000
      U.S. Treasury Note, Dec. 2006, 5-year                          8,800,000

      SALE CONTRACTS
      U.S. Long Bond, Dec. 2006, 20-year                             8,000,000
      U.S. Treasury Note, Dec. 2006, 10-year                        12,300,000

(j) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Aug. 31, 2006. At Aug. 31, 2006, the value of inverse floaters represented 0.03% of net assets.

(k) The following abbreviation is used in the portfolio security description to identify the insurer of the issue: MBIA -- MBIA Insurance Corporation

(l) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(m) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $540,912,223 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $     1,392,849
      Unrealized depreciation                                      (4,678,336)
      ------------------------------------------------------------------------
      Net unrealized depreciation                             $    (3,285,487)
      ------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

216   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Advantage Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.7%)
Ceradyne                                       10,651(b)      $       469,390
DynCorp Intl Cl A                              33,000(b)              359,040
HEICO                                           9,000                 298,170
K&F Inds Holdings                              22,000(b)              413,160
Moog Cl A                                      13,306(b)              434,441
Orbital Sciences                               28,000(b)              506,520
Teledyne Technologies                          22,400(b)              858,815
United Industrial                               8,000                 430,960
                                                              ---------------
Total                                                               3,770,496
-----------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
EGL                                            13,863(b)              423,792
Hub Group Cl A                                 28,059(b)              653,775
Pacer Intl                                     12,000                 330,360
                                                              ---------------
Total                                                               1,407,927
-----------------------------------------------------------------------------

AIRLINES (0.3%)
AirTran Holdings                                8,097(b)               92,711
Continental Airlines Cl B                      16,000(b)              401,440
ExpressJet Holdings                            29,672(b)              207,407
                                                              ---------------
Total                                                                 701,558
-----------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
American Axle &
   Mfg Holdings                                16,017                 267,324
ArvinMeritor                                   42,995                 638,475
Bandag                                          3,893                 148,168
Cooper Tire & Rubber                           17,337                 170,423
LKQ                                             3,762(b)               78,137
Superior Inds Intl                              7,193                 121,634
Tenneco                                        23,000(b)              523,249
                                                              ---------------
Total                                                               1,947,410
-----------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Monaco Coach                                    6,397                  67,552
Thor Inds                                       3,335                 140,671
                                                              ---------------
Total                                                                 208,223
-----------------------------------------------------------------------------

BEVERAGES (0.5%)
Boston Beer Cl A                               26,200(b)              841,544
Hansen Natural                                 10,091(b)              277,704
                                                              ---------------
Total                                                               1,119,248
-----------------------------------------------------------------------------

BIOTECHNOLOGY (2.1%)
Alkermes                                       21,909(b)              358,212
Applera - Celera
   Genomics Group                              37,700(b,d)            524,784
Arena Pharmaceuticals                          31,000(b)              380,370
BioMarin Pharmaceutical                        25,644(b)              426,716
Cubist Pharmaceuticals                         11,000(b)              258,060
Human Genome Sciences                          29,300(b)              329,039
InterMune                                      12,000(b)              206,880
Lexicon Genetics                               57,600(b)              240,768
Medarex                                        49,300(b)              529,482
Myogen                                          1,937(b)               67,408

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
BIOTECHNOLOGY (CONT.)
Myriad Genetics                                10,400(b)      $       263,016
Regeneron Pharmaceuticals                      40,300(b)              639,964
Vertex Pharmaceuticals                         10,697(b)              368,512
                                                              ---------------
Total                                                               4,593,211
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.6%)
Ameron Intl                                     3,607                 252,995
Insteel Inds                                    2,981                  62,124
Jacuzzi Brands                                 40,000(b)              396,800
NCI Building Systems                            9,947(b)              540,520
USG                                             2,458(b)              125,358
                                                              ---------------
Total                                                               1,377,797
-----------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Greenhill & Co                                  6,000                 330,180
Investment Technology Group                    19,679(b)              909,366
Knight Capital Group Cl A                      51,973(b)              907,449
LaBranche & Co                                 11,592(b)               96,214
MCG Capital                                     3,735                  59,909
Piper Jaffray Companies                         3,545(b)              207,666
SWS Group                                       2,783                  68,462
TradeStation Group                              6,049(b)               88,618
Waddell & Reed Financial Cl A                   4,496                 104,397
                                                              ---------------
Total                                                               2,772,261
-----------------------------------------------------------------------------

CHEMICALS (1.8%)
CF Inds Holdings                                4,159                  65,962
Georgia Gulf                                   16,000                 424,640
Innospec                                        6,021(c)              165,156
NewMarket                                       2,959                 183,251
OM Group                                       21,762(b)              870,480
PolyOne                                        64,000(b)              554,880
Sensient Technologies                          30,234                 608,308
Spartech                                       22,000                 495,660
Westlake Chemical                              13,000                 389,480
WR Grace & Co                                  14,175(b)              144,585
                                                              ---------------
Total                                                               3,902,402
-----------------------------------------------------------------------------

COMMERCIAL BANKS (5.4%)
Amcore Financial                                5,448                 163,712
AmericanWest Bancorp                            3,191                  70,585
BancorpSouth                                   32,115                 901,147
BOK Financial                                   8,000                 416,000
Camden Natl                                     1,625                  70,688
Cathay General Bancorp                         14,000                 522,060
Central Pacific Financial                      15,000                 542,850
Chemical Financial                              7,360                 217,267
Chittenden                                      8,779                 253,274
Citizens Banking                                4,275                 107,730
City Holding                                   17,100                 673,398
Community Trust Bancorp                         3,847                 147,802
East West Bancorp                              13,000                 526,500
F.N.B.                                          3,703                  60,618
First BanCorp                                  30,043(c)              276,095
First Community Bancshares                      2,570                  87,509

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
First Financial Bancorp                         3,862         $        59,861
First Republic Bank                            15,000                 639,300
FirstMerit                                      6,658                 153,201
Greater Bay Bancorp                            35,652               1,015,012
Hancock Holding                                11,423                 592,168
Hanmi Financial                                35,300                 689,056
Intervest Bancshares                            1,256(b)               52,777
Irwin Financial                                 3,304                  62,908
MB Financial                                   11,967                 441,582
Old Natl Bancorp                                5,032                  94,149
Oriental Financial Group                        8,755(c)              107,336
Preferred Bank                                  7,000                 392,350
Republic Bancorp                                6,203                  80,205
R-G Financial Cl B                             14,399(c)              103,673
S&T Bancorp                                     1,911                  59,375
Southwest Bancorp                               3,216                  85,385
Sterling Financial                             21,000                 694,260
Susquehanna Bancshares                          6,798                 166,347
Taylor Capital Group                            8,900                 261,749
Tompkins Trustco                                1,946                  87,298
Trustmark                                      26,099                 823,945
                                                              ---------------
Total                                                              11,699,172
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.4%)
ACCO Brands                                    17,000(b)              368,220
Advisory Board                                 11,500(b)              584,430
American Reprographics                         10,000(b)              305,200
Banta                                           2,962                 139,362
CBIZ                                           41,600(b)              324,480
Cenveo                                          4,375(b)               91,875
COMSYS IT Partners                             23,000(b)              424,350
Consolidated Graphics                           7,700(b)              478,786
CRA Intl                                       10,000(b)              449,900
Ennis                                           4,273                  88,237
GEO Group                                       8,000(b)              357,360
Global Cash Access Holdings                    12,000(b)              185,160
Herman Miller                                  12,000                 338,880
IHS Cl A                                       12,000(b)              360,120
IKON Office Solutions                          23,831                 339,592
Labor Ready                                    15,200(b)              260,376
NCO Group                                       7,788(b)              204,046
PeopleSupport                                  15,000(b)              254,850
United Stationers                              12,494(b)              572,600
Viad                                           21,579                 764,544
Watson Wyatt Worldwide Cl A                    13,000                 515,580
                                                              ---------------
Total                                                               7,407,948
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.7%)
3Com                                           48,000(b)              212,640
ADTRAN                                         14,000                 348,180
Anaren                                          9,000(b)              203,040
ARRIS Group                                    95,700(b)            1,096,722
Black Box                                       6,574                 253,362
CIENA                                          27,291(b)              107,799
CommScope                                      19,536(b)              570,647

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   217

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (CONT.)
Comtech
   Telecommunications                          17,000(b)      $       556,410
Finisar                                       196,461(b)              728,870
Foundry Networks                               49,000(b)              596,330
InterDigital Communications                    20,000(b)              664,600
MasTec                                         31,200(b)              361,608
Polycom                                        33,000(b)              785,070
Redback Networks                               32,793(b)              611,262
Sirenza Microdevices                           27,000(b)              250,290
Sonus Networks                                 36,000(b)              174,960
Sycamore Networks                              62,700(b)              230,109
UTStarcom                                      50,259(b)              412,626
                                                              ---------------
Total                                                               8,164,525
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.7%)
Brocade Communications
   Systems                                    116,400(b)              721,680
Electronics for Imaging                        25,000(b)              576,000
Emulex                                         14,800(b)              256,336
Imation                                        22,741                 901,226
Intermec                                       15,000(b)              449,400
Iomega                                         40,800(b)              115,056
Komag                                          13,189(b)              474,276
Palm                                           20,800(b)              302,848
                                                              ---------------
Total                                                               3,796,822
-----------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Comfort Systems USA                             5,865                  76,421
EMCOR Group                                     4,546(b)              252,030
Granite Construction                           13,100                 702,815
Quanta Services                                18,900(b)              335,097
Sterling Construction                          12,580(b)              248,455
                                                              ---------------
Total                                                               1,614,818
-----------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.3%)
Eagle Materials                                 4,619                 165,591
Texas Inds                                      9,000                 422,460
                                                              ---------------
Total                                                                 588,051
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
Advance America Cash
   Advance Centers                              6,767                 105,159
Cash America Intl                              15,689                 578,453
CompuCredit                                     9,600(b)              279,840
Credit Acceptance                               2,480(b)               70,531
EZCORP Cl A                                     1,292(b)               50,737
First Cash Financial Services                   4,922(b)              102,525
World Acceptance                               12,850(b)              513,615
                                                              ---------------
Total                                                               1,700,860
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.7%)
Greif Cl A                                      8,000                 566,800
Myers Inds                                     18,000                 295,740
Rock-Tenn Cl A                                 30,786                 594,785
Silgan Holdings                                 2,127                  75,296
                                                              ---------------
Total                                                               1,532,621
-----------------------------------------------------------------------------

DISTRIBUTORS (--%)
Handleman                                       8,883                  61,915
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
DIVERSIFIED CONSUMER SERVICES (0.8%)
Corinthian Colleges                            23,000(b)      $       278,760
DeVry                                          15,000(b)              335,250
Jackson Hewitt Tax Service                     15,700                 496,120
Pre-Paid Legal Services                         1,780                  66,857
Sotheby's                                      19,000                 528,200
                                                              ---------------
Total                                                               1,705,187
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Financial Federal                              19,000                 497,800
Intl Securities
   Exchange Holdings                           10,000                 425,500
NASDAQ Stock Market                             2,559(b)               72,957
Portfolio Recovery Associates                  12,000(b)              476,640
                                                              ---------------
Total                                                               1,472,897
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Cincinnati Bell                                64,000(b)              323,200
Talk America Holdings                          60,700(b)              352,060
Time Warner Telecom Cl A                       11,042(b)              198,425
                                                              ---------------
Total                                                                 873,685
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Allete                                          6,082                 279,407
Cleco                                          39,934                 996,753
Duquesne Light Holdings                         5,515                 108,590
Idacorp                                        18,000                 691,560
Otter Tail                                     16,725                 504,259
Westar Energy                                  23,000                 560,970
                                                              ---------------
Total                                                               3,141,539
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.8%)
Acuity Brands                                  17,000                 726,410
Encore Wire                                    12,560(b)              471,754
General Cable                                  29,609(b)            1,140,834
Genlyte Group                                  11,000(b)              720,830
Lamson & Sessions                              12,000(b)              303,240
Regal-Beloit                                   12,492                 539,155
                                                              ---------------
Total                                                               3,902,223
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.1%)
Aeroflex                                       37,174(b)              387,353
Anixter Intl                                    5,800                 316,042
Brightpoint                                    44,390(b)              738,649
Daktronics                                     17,750                 370,443
FLIR Systems                                    9,000(b)              249,300
Global Imaging Systems                         24,000(b)              526,320
Insight Enterprises                            10,644(b)              191,698
Itron                                           8,000(b)              447,840
Littelfuse                                     17,000(b)              613,870
LoJack                                         19,000(b)              396,720
Methode Electronics                            12,000                  95,280
MTS Systems                                     2,500                  83,925
Multi-Fineline Electronix                       2,940(b)               66,385
Paxar                                           9,893(b)              192,617
Plexus                                         17,624(b)              349,308
Rofin-Sinar Technologies                       13,480(b)              738,165
Rogers                                          1,791(b)              103,914
ScanSource                                     12,000(b)              372,480
SYNNEX                                          9,997(b)              222,233

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONT.)
Technitrol                                      4,700         $       133,057
TTM Technologies                               16,645(b)              214,055
                                                              ---------------
Total                                                               6,809,654
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.1%)
Atwood Oceanics                                10,400(b)              447,200
BASiC Energy Services                           8,000(b)              228,800
Grey Wolf                                     119,600(b)              874,277
Hydril                                          6,500(b)              425,425
NATCO Group                                    11,000(b)              401,830
NS Group                                       18,635(b)              848,265
Oil States Intl                                25,700(b)              821,372
Parker Drilling                                64,514(b)              458,049
RPC                                            22,400                 457,856
TETRA Technologies                             10,342(b)              287,611
Veritas DGC                                    13,849(b)              824,985
W-H Energy Services                            15,196(b)              766,942
                                                              ---------------
Total                                                               6,842,612
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Andersons                                       2,420                  99,244
Casey's General Stores                         15,000                 354,600
Longs Drug Stores                              11,000                 499,730
Nash Finch                                      3,225                  73,691
Performance Food Group                         21,000(b)              516,810
Ruddick                                         8,383                 216,198
Spartan Stores                                 18,300                 329,949
Weis Markets                                    3,294                 130,146
                                                              ---------------
Total                                                               2,220,368
-----------------------------------------------------------------------------

FOOD PRODUCTS (0.5%)
Chiquita Brands Intl                            3,400                  57,494
Farmer Brothers                                 1,872                  39,612
Flowers Foods                                  18,000                 488,699
Lancaster Colony                                4,285                 189,140
Premium Standard Farms                         13,000                 219,960
Seaboard                                          145                 203,000
                                                              ---------------
Total                                                               1,197,905
-----------------------------------------------------------------------------

GAS UTILITIES (1.9%)
Energen                                        20,072                 875,942
Laclede Group                                  14,000                 456,260
New Jersey Resources                           13,000                 645,580
Nicor                                          21,013                 917,427
Peoples Energy                                  4,826                 204,526
Southwest Gas                                  24,000                 808,800
WGL Holdings                                    7,294                 226,625
                                                              ---------------
Total                                                               4,135,160
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
Candela                                        26,000(b)              271,180
DJO                                            15,400(b)              593,978
Greatbatch                                     16,000(b)              391,360
Haemonetics                                     9,000(b)              419,220
Hologic                                        24,127(b)            1,041,803
ICU Medical                                    13,000(b)              572,130
Intuitive Surgical                              4,165(b)              393,176
Invacare                                        7,127                 165,418
LifeCell                                       32,425(b)              978,587

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

218   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
HEALTH CARE EQUIPMENT & SUPPLIES (CONT.)
Mentor                                          9,000         $       436,860
Palomar Medical
   Technologies                                 6,000(b)              238,200
West Pharmaceutical Services                   14,489                 578,256
                                                              ---------------
Total                                                               6,080,168
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.0%)
Alliance Imaging                               56,000(b)              362,880
Amedisys                                        9,000(b)              364,230
AMERIGROUP                                      3,503(b)              110,485
AMN Healthcare Services                        16,000(b)              384,000
Emergency Medical
   Services LP Cl A                             3,400(b)               53,720
HealthExtras                                   10,385(b)              319,131
Healthways                                      7,000(b)              361,340
inVentiv Health                                46,601(b)            1,450,689
Kindred Healthcare                             16,715(b)              520,505
LCA-Vision                                     14,000                 616,420
Magellan Health Services                       13,000(b)              624,910
Molina Healthcare                              10,000(b)              370,400
Odyssey HealthCare                             31,300(b)              502,052
PSS World Medical                              30,900(b)              599,460
Psychiatric Solutions                          25,400(b)              813,054
Radiation Therapy Services                     11,800(b)              341,256
RehabCare Group                                 6,473(b)               95,024
Sunrise Senior Living                          11,000(b)              324,610
WellCare Health Plans                           8,000(b)              448,640
                                                              ---------------
Total                                                               8,662,806
-----------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.4%)
TriZetto Group                                 48,000(b)              658,560
Vital Images                                    9,000(b)              264,240
                                                              ---------------
Total                                                                 922,800
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.5%)
Bluegreen                                       4,800(b)               54,960
Bob Evans Farms                                 8,838                 250,469
California Pizza Kitchen                        9,000(b)              257,040
CEC Entertainment                               2,775(b)               88,467
Chipotle Mexican Grill Cl A                    10,000(b)              493,400
CKE Restaurants                                27,000                 419,310
Domino's Pizza                                 18,600                 454,770
Jack in the Box                                19,623(b)              941,511
Krispy Kreme Doughnuts                         11,630(b)               95,948
Morgans Hotel Group                            12,000(b)              159,600
Multimedia Games                               24,000(b)              229,920
Papa John's Intl                               15,802(b)              537,268
Ruby Tuesday                                    4,506                 116,345
Ryan's Restaurant Group                        11,779(b)              185,637
Speedway Motorsports                           13,400                 499,418
Vail Resorts                                   16,000(b)              601,920
                                                              ---------------
Total                                                               5,385,983
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.5%)
American Greetings Cl A                         3,085                  75,644
Beazer Homes USA                                2,251                  90,715
Blyth                                          10,191                 218,903
Ethan Allen Interiors                           7,048                 237,870
Furniture Brands Intl                          14,185                 271,643

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
HOUSEHOLD DURABLES (CONT.)
Hovnanian Enterprises Cl A                      4,030(b)      $       106,755
Interface Cl A                                 30,000(b)              381,300
La-Z-Boy                                       13,800                 192,510
M/I Homes                                       5,331                 172,511
Meritage Homes                                  8,000(b)              327,600
Sealy                                          25,000                 344,500
Tempur-Pedic Intl                              22,788(b)              365,747
Tupperware Brands                              25,238                 454,537
WCI Communities                                 6,409(b)               98,955
                                                              ---------------
Total                                                               3,339,190
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.4%)
Central Garden & Pet                            6,000(b)              262,980
WD-40                                          15,000                 521,250
                                                              ---------------
Total                                                                 784,230
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Black Hills                                     3,274                 113,968
-----------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.1%)
Standex Intl                                    3,155                  92,914
Tredegar                                        3,701                  61,067
                                                              ---------------
Total                                                                 153,981
-----------------------------------------------------------------------------

INSURANCE (5.9%)
Alfa                                           10,548                 178,261
American Physicians Capital                    17,000(b)              838,610
AmerUs Group                                    5,196                 352,289
Argonaut Group                                  4,604(b)              141,573
Commerce Group                                 22,352                 665,866
Delphi Financial Group Cl A                    24,425                 949,644
FBL Financial Group Cl A                        4,296                 142,455
FPIC Insurance Group                           20,300(b)              837,172
Horace Mann Educators                          53,078                 974,512
Infinity Property & Casualty                    2,819                 106,981
LandAmerica Financial Group                    19,123               1,209,340
Navigators Group                               13,200(b)              608,256
Ohio Casualty                                  34,100                 884,895
Phoenix Companies                              27,400                 404,424
Presidential Life                               5,183                 122,163
ProAssurance                                   20,500(b)            1,031,150
RLI                                            10,000                 489,000
Safety Insurance Group                         16,817                 864,730
Selective Insurance Group                      17,050                 886,941
Stewart Information Services                    6,720                 229,219
United Fire & Casualty                          4,893                 136,906
Universal American Financial                   16,359(b)              250,783
Zenith Natl Insurance                           8,000                 302,400
                                                              ---------------
Total                                                              12,607,570
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
NutriSystem                                     1,663(b)               82,618
Priceline.com                                  13,800(b)              460,782
                                                              ---------------
Total                                                                 543,400
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
aQuantive                                      17,000(b)              421,600
CNET Networks                                  38,284(b)              361,018
Digital River                                   9,000(b)              436,860
EarthLink                                      42,700(b)              313,845

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
INTERNET SOFTWARE & SERVICES (CONT.)
InfoSpace                                      15,000(b)      $       333,450
j2 Global Communications                       12,200(b)              306,586
NIC                                            30,000(b)              156,900
RealNetworks                                   42,000(b)              463,260
SAVVIS                                          9,400(b)              235,094
TheStreet.com                                  41,000                 441,160
United Online                                  24,450                 280,442
                                                              ---------------
Total                                                               3,750,215
-----------------------------------------------------------------------------

IT SERVICES (2.0%)
CSG Systems Intl                               38,493(b)            1,036,231
Gartner                                        29,000(b)              452,110
Lightbridge                                    30,000(b)              357,000
MAXIMUS                                         9,615                 255,951
MoneyGram Intl                                  7,065                 221,841
MPS Group                                      43,000(b)              604,580
Perot Systems Cl A                             37,619(b)              540,209
StarTek                                         3,123                  35,509
Sykes Enterprises                              23,000(b)              462,530
Tyler Technologies                             30,000(b)              392,400
                                                              ---------------
Total                                                               4,358,361
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Callaway Golf                                  12,029                 161,309
JAKKS Pacific                                   7,121(b)              116,357
K2                                             15,000(b)              174,750
Marvel Entertainment                           22,000(b)              471,680
Nautilus                                        6,147                  76,100
                                                              ---------------
Total                                                               1,000,196
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.2%)
Albany Molecular Research                      22,800(b)              223,440
Bio-Rad Laboratories Cl A                       5,000(b)              367,050
Cambrex                                         4,693                 105,827
Exelixis                                       36,000(b)              350,280
Molecular Devices                              13,000(b)              312,130
Nektar Therapeutics                            26,000(b)              455,520
Varian                                         15,200(b)              709,536
                                                              ---------------
Total                                                               2,523,783
-----------------------------------------------------------------------------

MACHINERY (2.7%)
Bucyrus Intl Cl A                              10,522                 543,251
Cascade                                         2,895                 110,010
Crane                                           2,695                 107,746
Dynamic Materials                              13,000                 475,410
EnPro Inds                                     13,000(b)              408,720
ESCO Technologies                               5,000(b)              255,200
Flowserve                                       5,520(b)              282,293
Gardner Denver                                 12,000(b)              431,640
JLG Inds                                        7,309                 127,615
Kaydon                                         16,000                 609,760
Manitowoc                                       6,998                 309,312
Middleby                                        4,000(b)              314,160
Mueller Inds                                   14,998                 574,723
Trinity Inds                                    9,605                 320,423
Valmont Inds                                    8,000                 417,280
Wabtec                                         20,700                 583,947
                                                              ---------------
Total                                                               5,871,490
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   219

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
MARINE (0.3%)
American Commercial Lines                      13,000(b)      $       682,500
-----------------------------------------------------------------------------

MEDIA (1.2%)
Catalina Marketing                             18,000                 515,699
Cox Radio Cl A                                 32,000(b)              507,520
Entravision
   Communications Cl A                         29,000(b)              215,470
Journal Communications Cl A                     6,257                  68,639
Morningstar                                     9,550(b)              365,383
Reader's Digest Assn                            5,597                  71,698
Scholastic                                     14,000(b)              420,840
Spanish Broadcasting
   System Cl A                                 65,000(b)              282,750
Valassis Communications                         3,480(b)               68,626
                                                              ---------------
Total                                                               2,516,625
-----------------------------------------------------------------------------

METALS & MINING (2.1%)
AK Steel Holding                               30,000(b)              378,300
Aleris Intl                                     3,063(b)              157,040
Century Aluminum                                3,888(b)              134,952
Chaparral Steel                                 7,000(b)              499,940
Cleveland-Cliffs                                9,000                 328,230
Coeur d'Alene Mines                            53,000(b)              287,790
Commercial Metals                              14,962                 323,030
Gibraltar Inds                                 13,000                 314,600
Metal Management                               17,513                 447,983
Oregon Steel Mills                             10,748(b)              517,732
Quanex                                          3,786                 129,973
Reliance Steel & Aluminum                       7,364                 241,318
RTI Intl Metals                                 3,190(b)              138,350
Ryerson                                         3,355                  71,059
Stillwater Mining                              15,638(b)              147,466
Titanium Metals                                14,124(b)              364,399
                                                              ---------------
Total                                                               4,482,162
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.5%)
99 Cents Only Stores                           41,210(b)              468,146
Big Lots                                       21,000(b)              385,350
Bon-Ton Stores                                 11,000                 301,510
                                                              ---------------
Total                                                               1,155,006
-----------------------------------------------------------------------------

MULTI-UTILITIES (--%)
CH Energy Group                                 1,171                  57,520
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.6%)
Arena Resources                                 8,900(b)              343,540
Atlas America                                  12,432(b)              571,748
ATP Oil & Gas                                   4,353(b)              170,202
Cimarex Energy                                  6,922                 265,113
Gasco Energy                                   61,000(b)              178,120
Giant Inds                                      2,003(b)              163,645
Harvest Natural Resources                      32,000(b)              409,280
Holly                                           8,000                 366,560
Houston Exploration                             2,072(b)              132,919
Mariner Energy                                  9,000(b)              170,100
Parallel Petroleum                             22,727(b)              544,993
Penn Virginia                                  10,000                 709,900
Petrohawk Energy                               10,578(b)              117,945
Rentech                                        19,797(b)              103,736
Stone Energy                                    3,795(b)              167,625

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Swift Energy                                    8,800(b)      $       385,088
VAALCO Energy                                  39,000(b)              320,580
World Fuel Services                            13,000                 468,520
                                                              ---------------
Total                                                               5,589,614
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
Schweitzer-Mauduit Intl                         4,563                  86,697
-----------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
NBTY                                            5,957(b)              189,790
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.9%)
Alpharma Cl A                                  15,845                 331,794
Andrx                                           7,626(b)              181,804
Connetics                                      17,000(b)              184,280
Medicis Pharmaceutical Cl A                    11,000                 322,190
MGI PHARMA                                     19,400(b)              293,522
Perrigo                                        24,000                 387,360
Sciele Pharma                                  16,800(b)              294,000
                                                              ---------------
Total                                                               1,994,950
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (6.2%)
Alexandria Real Estate
   Equities                                     6,000                 588,120
American Home Mtge
   Investment                                  23,489                 744,601
Anthracite Capital                             15,492                 199,072
Anworth Mtge Asset                             17,575                 137,612
Arbor Realty Trust                             15,600                 392,340
Digital Realty Trust                           20,000                 598,200
Entertainment Properties Trust                 16,000                 797,761
FelCor Lodging Trust                           27,000                 579,150
IMPAC Mtge Holdings                            66,747                 606,730
Kilroy Realty                                   2,174                 171,898
KKR Financial                                  18,000                 430,380
LaSalle Hotel Properties                       10,400                 456,976
LTC Properties                                 19,000                 452,580
MFA Mtge Investments                           34,856                 245,038
Mid-America Apartment
   Communities                                 12,000                 724,800
Nationwide Health Properties                   24,000                 625,440
New Century Financial                           3,666                 141,911
Newcastle Investment                            3,814                 104,732
Novastar Financial                              2,233                  65,784
Parkway Properties                             11,000                 539,220
PS Business Parks                              12,000                 733,440
RAIT Investment Trust                           7,588                 212,312
Ramco-Gershenson
   Properties Trust                            18,000                 576,000
Redwood Trust                                   5,034                 244,854
Saxon Capital                                  13,173                 183,236
Sovran Self Storage                            10,700                 578,656
Sunstone Hotel Investors                       23,000                 687,700
Tanger Factory Outlet Centers                  20,000                 716,000
Taubman Centers                                13,000                 523,770
Universal Health Realty
   Income Trust                                 4,016                 145,741
                                                              ---------------
Total                                                              13,204,054
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
REAL ESTATE MANAGEMENT & DEVELOPMENT (--%)
Move                                           18,295(b)      $        83,791
-----------------------------------------------------------------------------

ROAD & RAIL (1.3%)
Amerco                                          3,049(b)              216,083
Arkansas Best                                  16,342                 721,498
Celadon Group                                  12,000(b)              222,360
Florida East Coast Inds                         7,000                 380,940
Genesee & Wyoming Cl A                         17,903(b)              445,606
Heartland Express                              17,000                 273,360
Old Dominion Freight Line                      10,650(b)              339,948
Werner Enterprises                             11,296                 209,315
                                                              ---------------
Total                                                               2,809,110
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.4%)
Advanced Energy Inds                           18,000(b)              258,660
Atheros Communications                         23,793(b)              387,112
Atmel                                          53,000(b)              305,810
Cirrus Logic                                   25,000(b)              183,000
Cohu                                           10,000                 167,700
Cymer                                          11,000(b)              452,650
Diodes                                          2,340(b)               87,610
DSP Group                                      19,300(b)              472,271
Entegris                                       36,173(b)              392,839
ESS Technology                                 26,925(b)               35,003
Fairchild Semiconductor Intl                   21,000(b)              378,630
FormFactor                                     10,000(b)              482,600
Hittite Microwave                               9,000(b)              406,620
Ikanos Communications                          14,000(b)              178,640
Lattice Semiconductor                          43,000(b)              314,760
Microsemi                                      29,800(b)              827,546
MKS Instruments                                24,000(b)              501,360
NetLogic Microsystems                           7,000(b)              206,570
OmniVision Technologies                        14,825(b)              246,095
ON Semiconductor                               82,100(b)              493,421
Rambus                                         10,035(b)              159,255
RF Micro Devices                               51,000(b)              337,620
Semtech                                        21,000(b)              274,470
Silicon Image                                  33,600(b)              390,096
Silicon Storage Technology                     42,000(b)              176,400
Supertex                                        5,758(b)              203,660
Tessera Technologies                            6,000(b)              197,400
Trident Microsystems                           32,800(b)              676,664
Zoran                                          22,353(b,f)            398,330
                                                              ---------------
Total                                                               9,592,792
-----------------------------------------------------------------------------

SOFTWARE (2.8%)
ANSYS                                          18,822(b)              879,741
Aspen Technology                               49,983(b)              557,810
Concur Technologies                            12,000(b)              167,160
Hyperion Solutions                             11,000(b)              364,320
Informatica                                    22,000(b)              322,080
Intergraph                                      3,970(b)              148,319
Macrovision                                     2,669(b)               62,134
Manhattan Associates                           10,800(b)              250,668
Mentor Graphics                                 5,161(b)               74,835
MICROS Systems                                 13,000(b)              622,180
MicroStrategy Cl A                              5,000(b)              456,000
Nuance Communications                          24,340(b)              191,069
OPNET Technologies                             20,000(b)              272,800

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

220   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
SOFTWARE (CONT.)
Opsware                                        17,545(b)      $       123,692
Parametric Technology                          12,520(b)              201,697
Quality Systems                                 3,812                 152,861
Sybase                                         25,000(b)              576,750
TIBCO Software                                 49,000(b)              385,140
Transaction Systems
   Architects                                   8,300(b)              275,311
                                                              ---------------
Total                                                               6,084,567
-----------------------------------------------------------------------------

SPECIALTY RETAIL (3.7%)
Asbury Automotive Group                         4,277                  87,636
Blockbuster Cl A                               63,579(b)              253,680
Buckle                                          2,270                  76,953
Cato Cl A                                      35,353                 821,249
Charming Shoppes                               15,000(b)              197,400
Christopher & Banks                            12,000                 292,200
CSK Auto                                       21,000(b)              240,870
Dress Barn                                      7,244(b)              127,857
DSW Cl A                                       12,000(b)              335,880
Finish Line Cl A                                6,128                  68,205
Genesco                                        10,600(b)              291,288
Group 1 Automotive                              5,620                 254,586
GUESS?                                         13,000(b)              530,400
Gymboree                                       14,000(b)              469,700
Lithia Motors Cl A                              2,828                  72,171
Men's Wearhouse                                19,000                 673,550
Pacific Sunwear of California                  19,956(b)              266,612
Pantry                                         12,964(b)              607,493
Payless ShoeSource                             17,000(b)              398,820
Pier 1 Imports                                 20,910                 133,615
Rent-A-Center                                  18,000(b)              487,800
Sonic Automotive                               20,003                 423,063
Talbots                                         5,658                 124,533
Tween Brands                                   14,587(b)              496,833
Zale                                           15,116(b)              404,353
                                                              ---------------
Total                                                               8,136,747
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.6%)
Brown Shoe                                      7,339                 234,481
Deckers Outdoor                                 2,019(b)               82,799
Iconix Brand Group                              4,608(b)               68,291
Kellwood                                        5,890                 161,445
Movado Group                                   24,000                 539,760
Phillips-Van Heusen                            25,600                 989,183
Quiksilver                                     19,000(b)              266,000
Skechers USA Cl A                              20,278(b)              459,094
Steven Madden                                   4,050                 149,243
Stride Rite                                     7,044                  96,855
True Religion Apparel                          20,000(b)              406,000
                                                              ---------------
Total                                                               3,453,151
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
THRIFTS & MORTGAGE FINANCE (2.6%)
Accredited Home
   Lenders Holding                              4,972(b)      $       158,756
Anchor BanCorp Wisconsin                        2,526                  73,810
BankUnited Financial Cl A                      15,000                 386,550
City Bank Lynnwood                              1,093                  55,601
Corus Bankshares                               10,100                 220,281
Doral Financial                                59,110(c)              296,141
Downey Financial                               11,200                 687,568
FirstFed Financial                             14,092(b)              716,719
Flagstar Bancorp                               14,103                 205,058
Fremont General                                 7,083                 101,145
ITLA Capital                                      929                  48,726
Ocwen Financial                                46,725(b)              689,194
TierOne                                        24,400                 832,284
Triad Guaranty                                  8,067(b)              405,528
W Holding                                      56,425(c)              284,946
WSFS Financial                                  9,200                 581,900
                                                              ---------------
Total                                                               5,744,207
-----------------------------------------------------------------------------

TOBACCO (0.1%)
Universal                                       7,598                 293,511
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
Applied Industrial
   Technologies                                22,250                 503,072
Interline Brands                               11,000(b)              275,440
Kaman                                          12,500                 223,875
United Rentals                                 10,145(b)              219,741
WESCO Intl                                      5,869(b)              343,337
                                                              ---------------
Total                                                               1,565,465
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Dobson Communications Cl A                     22,000(b)              151,140
Leap Wireless Intl                              9,000(b)              416,340
SBA Communications Cl A                        22,450(b)              577,863
                                                              ---------------
Total                                                               1,145,343
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $204,874,885)                                          $   215,634,238
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (0.7%)
------------------------------------------------------------------------------

ISSUER                     EFFECTIVE        AMOUNT                   VALUE(a)
                             YIELD        PAYABLE AT
                                           MATURITY
COMMERCIAL PAPER
BNP Paribas Finance
      09-01-06               5.28%       $  1,100,000         $     1,099,839
Gemini Securitization
      09-01-06               5.27             400,000(e)              399,941
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $1,500,000)                                            $     1,499,780
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $206,374,885)(g)                                       $   217,134,018
=============================================================================

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   221

RiverSource VP - Small Cap Advantage Fund

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 0.6% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $399,941 or 0.2% of net assets.

(f) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

      TYPE OF SECURITY                                              CONTRACTS
      ------------------------------------------------------------------------
      PURCHASE CONTRACTS
      Russell 2000 Future, Sept. 2006                                       1

(g) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $207,217,012 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                 $    21,144,985
      Unrealized depreciation                                     (11,227,979)
      ------------------------------------------------------------------------
      Net unrealized appreciation                             $     9,917,006
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

222   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

INVESTMENTS IN SECURITIES

RiverSource VP - Small Cap Value Fund

AUG. 31, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (92.1%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.4%)
AAR                                            34,600(b)      $       771,926
Ceradyne                                        9,200(b)              405,444
Orbital Sciences                               66,300(b)            1,199,367
                                                              ---------------
Total                                                               2,376,737
-----------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
EGL                                             9,500(b)              290,415
-----------------------------------------------------------------------------

AIRLINES (1.0%)
Air France-KLM ADR                             56,650(c)            1,555,043
Alaska Air Group                               95,700(b)            3,624,159
Mesa Air Group                                 69,100(b)              545,890
                                                              ---------------
Total                                                               5,725,092
-----------------------------------------------------------------------------

AUTO COMPONENTS (1.9%)
Aftermarket Technology                         10,300(b)              207,854
ArvinMeritor                                   20,300                 301,455
Bandag                                         13,510                 514,191
Lear                                          207,200               4,214,448
Modine Mfg                                      5,500                 128,095
STRATTEC SECURITY                              12,326(b)              493,656
Superior Inds Intl                            189,400(e)            3,202,754
Visteon                                       159,000(b)            1,362,630
                                                              ---------------
Total                                                              10,425,083
-----------------------------------------------------------------------------

BEVERAGES (0.9%)
Coca-Cola Bottling
   Company Consolidated                        81,902               4,799,457
-----------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
BioMarin Pharmaceutical                        65,700(b)            1,093,248
-----------------------------------------------------------------------------

BUILDING PRODUCTS (1.1%)
Royal Group Technologies                      474,300(b,c)          5,454,450
Universal Forest Products                       9,600                 468,096
                                                              ---------------
Total                                                               5,922,546
-----------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Knight Capital Group Cl A                     278,300(b)            4,859,118
LaBranche & Co                                 78,500(b,e)            651,550
Oppenheimer Holdings Cl A                     129,730(c)            3,888,008
Piper Jaffray Companies                         4,000(b)              234,320
                                                              ---------------
Total                                                               9,632,996
-----------------------------------------------------------------------------

CHEMICALS (1.8%)
Georgia Gulf                                   15,200                 403,408
Olin                                           27,500                 413,325
Pioneer Companies                              31,700(b)              772,212
PolyOne                                       623,100(b)            5,402,276
Sensient Technologies                          29,200                 587,504
Spartech                                       43,100                 971,043
Stepan                                         24,270                 715,480
Vulcan Intl                                     6,156                 376,286
                                                              ---------------
Total                                                               9,641,534
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMERCIAL BANKS (4.3%)
Bank of Hawaii                                 55,800         $     2,724,156
Boston Private
   Financial Holdings                          66,670               1,664,083
Central Pacific Financial                      11,700                 423,423
Citizens Banking                               39,300                 990,360
City Holding                                   14,000                 551,320
Columbia Banking System                         3,500                 109,480
Community Bank System                          21,700                 474,579
Community Trust Bancorp                         3,700                 142,154
Cullen/Frost Bankers                           46,900               2,765,224
First BanCorp                                  39,800(c)              365,762
First Community Bancorp                        18,800               1,007,868
First Republic Bank                            11,850                 505,047
Greater Bay Bancorp                            37,900               1,079,013
Hanmi Financial                                25,200                 491,904
Independent Bank                               23,431                 588,112
Intl Bancshares                                71,720               2,044,737
Mercantile Bank                                 7,001                 283,681
NBT Bancorp                                     7,100                 165,998
Pacific Capital Bancorp                        21,500                 601,140
Republic Bancorp                               62,580                 809,159
Republic Bancorp Cl A                          76,460               1,663,005
Sterling Bancshares                            39,000                 808,860
Sterling Financial                              7,600                 251,256
Susquehanna Bancshares                         46,500               1,137,855
UCBH Holdings                                  19,600                 355,544
Umpqua Holdings                                43,700               1,196,069
United Community Banks                         10,100                 317,140
                                                              ---------------
Total                                                              23,516,929
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (5.3%)
ADESA                                          73,080               1,614,337
BB Holdings                                   411,182(b,c)          1,428,699
Brady Cl A                                    107,100               4,091,220
CBIZ                                           54,300(b)              423,540
Central Parking                                29,300                 487,552
Consolidated Graphics                           2,300(b)              143,014
Ennis                                          35,600                 735,140
Exponent                                       38,760(b)              595,354
GEO Group                                      44,810(b)            2,001,663
IKON Office Solutions                          91,200               1,299,600
John H Harland                                  4,400                 164,384
Mac-Gray                                      543,970(b)            6,391,647
Spherion                                       90,400(b)              675,288
Synagro Technologies                        1,125,509               4,490,780
United Stationers                               7,000(b)              320,810
Viad                                           21,700                 768,831
Waste Inds USA                                104,966               2,486,645
WCA Waste                                     226,658(b)            1,359,948
                                                              ---------------
Total                                                              29,478,452
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (2.2%)
3Com                                        1,131,000(b)      $     5,010,330
Anaren                                         20,600(b)              464,736
CommScope                                      36,300(b)            1,060,323
EMS Technologies                                9,100(b)              166,348
Oplink Communications                          26,400(b)              518,232
Sycamore Networks                              19,000(b)               69,730
UTStarcom                                     591,600(b)            4,857,036
                                                              ---------------
Total                                                              12,146,735
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.8%)
Diebold                                       104,900               4,396,359
Hutchinson Technology                         142,500(b)            2,941,200
Imation                                        46,890               1,858,251
Komag                                          13,100(b)              471,076
Palm                                           24,100(b)              350,896
                                                              ---------------
Total                                                              10,017,782
-----------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.7%)
Insituform Technologies Cl A                  169,100(b)            3,880,845
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Advanta Cl B                                   15,700                 531,602
-----------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.8%)
AptarGroup                                     67,770               3,490,155
Myers Inds                                     38,200                 627,626
                                                              ---------------
Total                                                               4,117,781
-----------------------------------------------------------------------------

DISTRIBUTORS (0.5%)
Audiovox Cl A                                 168,688(b)            2,498,269
-----------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.7%)
Coinmach Service Cl A                         211,570               2,094,543
Coinmach Service Unit                         121,640(g)            2,098,290
CPI                                            20,442                 806,028
Regis                                         114,210               4,190,365
                                                              ---------------
Total                                                               9,189,226
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.6%)
Financial Federal                              27,400                 717,880
Medallion Financial                           229,218               2,679,558
PICO Holdings                                 141,150(b)            4,783,574
Prospect Energy                                44,063                 693,992
                                                              ---------------
Total                                                               8,875,004
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Atlantic Tele-Network                          44,855                 824,883
Broadwing                                      51,000(b)              583,950
CT Communications                              39,200                 903,168
Golden Telecom                                 16,600(c)              506,300
IDT                                           137,880(b)            1,909,638
                                                              ---------------
Total                                                               4,727,939
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   223

RiverSource VP - Small Cap Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
ELECTRIC UTILITIES (2.0%)
Cleco                                          43,900         $     1,095,744
MGE Energy                                      8,100                 272,241
Otter Tail                                     14,000                 422,100
Reliant Energy                                534,000(b)            7,187,640
Sierra Pacific Resources                       73,300(b)            1,081,175
Unisource Energy                               23,700                 817,887
                                                              ---------------
Total                                                              10,876,787
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.2%)
Encore Wire                                    15,700(b)              589,692
Regal-Beloit                                  127,600               5,507,216
Thomas & Betts                                 12,800(b)              578,048
                                                              ---------------
Total                                                               6,674,956
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (3.4%)
Agilysys                                       12,000                 162,240
Anixter Intl                                    7,100                 386,879
Benchmark Electronics                           5,800(b)              144,652
Coherent                                       12,600(b)              456,876
CTS                                             7,200                 105,840
Ingram Micro Cl A                             163,880(b)            2,949,840
Littelfuse                                    127,300(b)            4,596,803
Mercury Computer Systems                      156,400(b)            1,942,488
MTS Systems                                     2,700                  90,639
Newport                                        54,900(b)              967,887
PAR Technology                                 21,147(b)              195,821
Plexus                                        132,700(b)            2,630,114
SYNNEX                                          8,900(b)              197,847
TTM Technologies                               16,600(b)              213,476
Vishay Intertechnology                        276,100(b)            3,868,161
                                                              ---------------
Total                                                              18,909,563
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
CHC Helicopter Cl A                           163,500(c)            3,647,685
Hornbeck Offshore Services                     10,500(b)              352,905
Maverick Tube                                   3,500(b)              224,945
Oil States Intl                                28,500(b)              910,860
SEACOR Holdings                                 1,800(b)              156,654
Trico Marine Services                          16,500(b)              591,855
                                                              ---------------
Total                                                               5,884,904
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.6%)
Arden Group                                    35,052               4,023,268
Casey's General Stores                        164,080               3,878,851
Great Atlantic & Pacific Tea                   17,300                 396,689
Performance Food Group                         33,200(b)              817,052
Ruddick                                        65,030               1,677,124
Topps                                          29,400                 256,662
Village Super Market Cl A                      47,587               3,109,335
                                                              ---------------
Total                                                              14,158,981
-----------------------------------------------------------------------------

FOOD PRODUCTS (2.7%)
American Dairy                                148,740(b,e)          1,842,889
Darling Intl                                  224,630(b)              927,722
Delta & Pine Land                              26,000               1,051,960
Hines Horticulture                            221,234(b)              433,619
Imperial Sugar                                  7,900                 243,004
Industrias Bachoco ADR                        248,828(c)            5,021,348
J & J Snack Foods                              72,530               2,297,024
Maui Land & Pineapple                           8,690(b)              296,764

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
FOOD PRODUCTS (CONT.)
Omega Protein                                 171,330(b)      $     1,129,065
Zapata                                        221,640(b)            1,500,503
                                                              ---------------
Total                                                              14,743,898
-----------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Laclede Group                                   6,600                 215,094
New Jersey Resources                            5,800                 288,028
Northwest Natural Gas                           6,600                 252,450
Piedmont Natural Gas                           14,100                 367,587
Southern Union                                      1                      26
                                                              ---------------
Total                                                               1,123,185
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Greatbatch                                     24,000(b)              587,040
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.8%)
AmSurg                                         12,700(b)              305,689
Emergency Medical
   Services LP Cl A                            82,750(b)            1,307,450
Genesis HealthCare                            134,000(b)            6,102,361
Magellan Health Services                       23,800(b)            1,144,066
Natl Healthcare                                89,755               4,395,302
Owens & Minor                                  64,860               2,086,546
                                                              ---------------
Total                                                              15,341,414
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (5.3%)
Bob Evans Farms                                20,000                 566,800
Canterbury Park Holding                        39,150                 514,823
CBRL Group                                    109,970               4,161,265
Centerplate Unit                               74,130(g)            1,101,572
Frisch's Restaurants                           73,985               1,783,039
Interstate Hotels & Resorts                   312,230(b)            3,244,070
Intl Speedway Cl A                             24,630               1,192,092
Isle of Capri Casinos                          60,240(b)            1,227,691
Jack in the Box                               103,420(b)            4,962,091
Kerzner Intl                                   36,900(b,c)          2,984,103
Lodgian                                       149,300(b)            1,867,743
Luby's                                         13,100(b)              124,581
Ruby Tuesday                                   40,800               1,053,456
Speedway Motorsports                          116,040               4,324,810
                                                              ---------------
Total                                                              29,108,136
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.3%)
Avatar Holdings                                12,100(b)              666,952
California Coastal
  Communities                                 155,810(b)            4,775,577
Champion Enterprises                          376,300(b)            2,566,366
Ethan Allen Interiors                          29,800               1,005,750
Furniture Brands Intl                          52,300(e)            1,001,545
Helen of Troy                                 129,100(b,c)          2,190,827
Hooker Furniture                                7,700                 113,806
Technical Olympic USA                          23,250                 282,720
                                                              ---------------
Total                                                              12,603,543
-----------------------------------------------------------------------------

INSURANCE (3.8%)
21st Century
   Insurance Group                            121,700               1,829,151
Alleghany                                       8,610(b)            2,428,451
American Natl Insurance                        11,000               1,265,440
American Physicians Capital                    14,300(b)              705,419

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
INSURANCE (CONT.)
Argonaut Group                                 11,300(b)      $       347,475
Commerce Group                                 22,600                 673,254
Erie Indemnity Cl A                            15,420                 787,037
Hilb Rogal & Hobbs                             49,760               2,153,115
Infinity Property & Casualty                   11,100                 421,245
LandAmerica
   Financial Group                             16,400               1,037,136
Midland                                        73,103               3,026,464
NYMAGIC                                        22,260                 658,673
Ohio Casualty                                  35,400                 918,630
Presidential Life                               7,800                 183,846
Quanta Capital Holdings                       689,300(b,c)          1,330,349
Unitrin                                        23,250               1,020,210
Wesco Financial                                 4,660               1,959,763
Zenith Natl Insurance                           3,700                 139,860
                                                              ---------------
Total                                                              20,885,518
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (--%)
FTD Group                                      11,700(b)              185,445
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.6%)
Internet Capital Group                         64,100(b)              576,900
RealNetworks                                   32,600(b)              359,578
Stellent                                       12,700                 136,017
United Online                                 126,710               1,453,364
Vignette                                       54,500(b)              753,735
                                                              ---------------
Total                                                               3,279,594
-----------------------------------------------------------------------------

IT SERVICES (2.0%)
Cass Information Systems                       81,535               4,327,878
Ciber                                          32,700(b)              216,147
CSG Systems Intl                               12,400(b)              333,808
MAXIMUS                                       126,600               3,370,092
MPS Group                                      70,100(b)              985,606
Perot Systems Cl A                             48,400(b)              695,024
Sykes Enterprises                              57,900(b)            1,164,369
                                                              ---------------
Total                                                              11,092,924
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Arctic Cat                                     18,500                 307,655
Brunswick                                      98,400               2,824,080
Callaway Golf                                  98,940               1,326,785
Head                                          139,000(b,c)            492,755
                                                              ---------------
Total                                                               4,951,275
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Albany Molecular Research                      34,800(b)              341,040
Molecular Devices                              29,500(b)              708,295
                                                              ---------------
Total                                                               1,049,335
-----------------------------------------------------------------------------

MACHINERY (4.2%)
American Science
   & Engineering                               14,080(b)              647,117
EnPro Inds                                     26,000(b)              817,440
Flowserve                                      76,200(b)            3,896,868
FreightCar America                             10,300                 599,460
Harsco                                         50,500               4,017,780
IDEX                                           82,900               3,480,971
Kaydon                                        126,000               4,801,860
Mueller Inds                                    3,000                 114,960

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

224   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
MACHINERY (CONT.)
Navistar Intl                                  39,500(b)      $       906,130
Terex                                          90,200(b)            3,962,486
                                                              ---------------
Total                                                              23,245,072
-----------------------------------------------------------------------------

MARINE (0.5%)
Kirby                                          98,900(b)            2,900,737
-----------------------------------------------------------------------------

MEDIA (2.1%)
Belo Cl A                                      41,800                 681,340
Citadel Broadcasting                           14,800                 136,012
Lee Enterprises                                 9,600                 237,696
Media General Cl A                             26,500               1,041,980
Meredith                                       61,240               2,899,102
RCN                                            21,100(b)              545,857
Valassis Communications                       205,700(b)            4,056,404
Value Line                                     35,132               1,591,128
Westwood One                                   17,200                 126,076
                                                              ---------------
Total                                                              11,315,595
-----------------------------------------------------------------------------

METALS & MINING (2.9%)
AK Steel Holding                              581,700(b)            7,335,237
AM Castle & Co                                 14,400                 406,944
Century Aluminum                              112,700(b)            3,911,817
Cleveland-Cliffs                                4,800                 175,056
Gibraltar Inds                                  7,500                 181,500
Quanex                                         22,450                 770,709
Steel Dynamics                                 18,400                 971,336
Stillwater Mining                             222,800(b)            2,101,004
                                                              ---------------
Total                                                              15,853,603
-----------------------------------------------------------------------------

MULTILINE RETAIL (1.8%)
99 Cents Only Stores                           22,900(b)              260,144
Conn's                                         23,800(b)              474,810
Dillard's Cl A                                193,700               6,039,566
Dollar General                                247,300               3,180,278
                                                              ---------------
Total                                                               9,954,798
-----------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
CH Energy Group                                 6,100                 299,632
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.0%)
Callon Petroleum                               32,400(b)              501,228
Chaparral Resources                           300,000(b)            1,719,000
Chesapeake Energy                             119,800               3,782,086
Cimarex Energy                                  3,687                 141,212
Encore Acquisition                            113,100(b)            3,059,355
Evolution Petroleum                           191,030(b)              580,731
Harvest Natural Resources                      71,300(b)              911,927
Holly                                           5,600                 256,592
Houston Exploration                            42,480(b)            2,725,092
St. Mary Land & Exploration                     5,400                 220,320
TC Pipelines LP                                37,240               1,232,644
USEC                                          122,000               1,233,420
                                                              ---------------
Total                                                              16,363,607
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Domtar                                        708,000(c)            4,524,120
Schweitzer-Mauduit Intl                         7,600                 144,400
                                                              ---------------
Total                                                               4,668,520
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
PERSONAL PRODUCTS (--%)
Prestige Brands Holdings                       10,300(b)      $       103,206
-----------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Alpharma Cl A                                  32,500                 680,550
Sciele Pharma                                  14,600(b)              255,500
                                                              ---------------
Total                                                                 936,050
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Arbor Realty Trust                             26,000                 653,900
Ashford Hospitality Trust                      40,100                 479,997
Capital Trust Cl A                              4,300                 168,775
Cedar Shopping Centers                         10,100                 155,338
CentraCore Properties Trust                     6,600                 188,892
Deerfield Triarc Capital                       24,100                 319,566
DiamondRock Hospitality                        21,200                 356,160
Entertainment
  Properties Trust                             19,800                 987,228
Equity One                                     47,100               1,184,565
Extra Space Storage                            20,600                 360,500
FelCor Lodging Trust                           50,100               1,074,645
Glenborough Realty Trust                        5,200                 134,212
Highland Hospitality                           74,300               1,023,111
Inland Real Estate                             42,900                 692,835
Innkeepers USA Trust                           64,500               1,068,120
Investors Real Estate Trust                    26,200                 250,734
Kite Realty Group Trust                        16,000                 260,640
LaSalle Hotel Properties                       25,700               1,129,258
Natl Health Investors                           6,500                 177,710
Natl Retail Properties                         51,300               1,140,912
New Century Financial                           4,200                 162,582
Omega Healthcare Investors                     41,900                 618,863
Redwood Trust                                   3,100                 150,784
Spirit Finance                                 96,700               1,097,545
Winston Hotels                                 52,000                 619,320
                                                              ---------------
Total                                                              14,456,192
-----------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.9%)
Gyrodyne Company
  of America                                   25,237(b)            1,200,650
MI Developments Cl A                          100,500(c,e)          3,445,140
Wellsford Real Properties                      50,300                 344,555
                                                              ---------------
Total                                                               4,990,345
-----------------------------------------------------------------------------

ROAD & RAIL (1.2%)
Covenant Transport Cl A                        72,000(b)              947,520
Dollar Thrifty
  Automotive Group                             11,800(b)              503,624
Laidlaw Intl                                  158,700               4,284,900
Saia                                           33,400(b)            1,027,050
                                                              ---------------
Total                                                               6,763,094
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.3%)
Asyst Technologies                             69,000(b)              516,810
Cirrus Logic                                   80,300(b)              587,796
Integrated Silicon Solution                   182,800(b)              952,388
Power Integrations                             32,800(b)              603,684
Spansion Cl A                                 332,100(b,e)          5,708,799
TriQuint Semiconductor                        830,587(b)            4,094,794
Zoran                                           5,600(b)               99,792
                                                              ---------------
Total                                                              12,564,063
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
SOFTWARE (2.1%)
Intergraph                                     24,500(b)      $       915,320
Lawson Software                               107,800(b)              717,948
Mentor Graphics                               321,700(b)            4,664,650
Reynolds & Reynolds Cl A                      135,300               5,190,108
Ulticom                                        13,800(b)              148,212
                                                              ---------------
Total                                                              11,636,238
-----------------------------------------------------------------------------

SPECIALTY RETAIL (2.2%)
Asbury Automotive Group                        16,300                 333,987
Barnes & Noble                                 91,870               3,340,393
Dress Barn                                     11,800(b)              208,270
Group 1 Automotive                             15,600                 706,680
Guitar Center                                  64,500(b)            2,444,550
Haverty Furniture Companies                    29,200                 410,260
Men's Wearhouse                               117,050               4,149,423
Sonic Automotive                               20,600                 435,690
                                                              ---------------
Total                                                              12,029,253
-----------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Deckers Outdoor                                 3,100(b)              127,131
Kellwood                                        4,100                 112,381
K-Swiss Cl A                                   34,300                 943,593
Lazare Kaplan Intl                            125,510(b)            1,208,661
Perry Ellis Intl                               58,728(b)            1,583,307
Wolverine World Wide                            3,400                  85,782
                                                              ---------------
Total                                                               4,060,855
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.4%)
Astoria Financial                             130,510               4,006,657
BankAtlantic Bancorp Cl A                      85,350               1,200,875
BankUnited Financial Cl A                      23,400                 603,018
BFC Financial Cl A                            305,372(b)            1,682,600
Corus Bankshares                               41,000(e)              894,210
Federal Agricultural Mtge Cl C                  4,600                 129,030
First Financial Holdings                        4,500                 155,430
First Niagara Financial Group                  40,667                 608,378
FirstFed Financial                             18,500(b)              940,910
Fremont General                                53,000                 756,840
ITLA Capital                                    3,900                 204,555
Ocwen Financial                                46,600(b)              687,350
Provident Financial Services                    9,400                 175,310
TierOne                                        24,300                 828,873
Willow Grove Bancorp                           17,200                 282,424
                                                              ---------------
Total                                                              13,156,460
-----------------------------------------------------------------------------

TOBACCO (--%)
Vector Group                                    8,025                 138,592
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
Applied Industrial
  Technologies                                 34,800                 786,828
BlueLinx Holdings                              42,200                 446,054
Lawson Products                                50,520               1,950,072
NuCO2                                         122,880(b)            3,348,480
                                                              ---------------
Total                                                               6,531,434
-----------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (--%)
Sea Containers Cl A                            61,000(c,e)            139,080
-----------------------------------------------------------------------------

WATER UTILITIES (0.5%)
SJW                                            89,480               2,715,718
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   225

RiverSource VP - Small Cap Value Fund

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
WIRELESS TELECOMMUNICATION SERVICES (--%)
USA Mobility                                    7,200         $       164,520
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $476,327,195)                                          $   505,330,834
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
OTHER (--%)
------------------------------------------------------------------------------

ISSUER                                         SHARES                VALUE(a)
Air France ADR
   Warrants                                    51,500(b,c,h)  $       126,175
-----------------------------------------------------------------------------

TOTAL OTHER
(Cost: $--)                                                   $       126,175
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
SHORT-TERM SECURITIES (9.8%)(f)
-----------------------------------------------------------------------------

ISSUER                     EFFECTIVE          AMOUNT                 VALUE(a)
                             YIELD          PAYABLE AT
                                             MATURITY
COMMERCIAL PAPER
Barton Capital
     09-06-06                5.25%         $  9,000,000(d)    $     8,992,125
Chesham Finance LLC
     09-01-06                5.28            12,300,000            12,298,196
Deer Valley Funding LLC
     09-14-06                5.29             3,000,000             2,993,840
Deutsche Bank
     09-05-06                5.25             8,000,000             7,994,167

------------------------------------------------------------------------------
SHORT-TERM SECURITIES (CONTINUED)
------------------------------------------------------------------------------

ISSUER                     EFFECTIVE          AMOUNT                 VALUE(a)
                             YIELD          PAYABLE AT
                                             MATURITY
COMMERCIAL PAPER (CONT.)
Ebury Finance LLC
     09-01-06                   5.31%      $  8,700,000       $     8,698,717
Park Granada LLC
     09-01-06                   5.29         12,900,000(d)         12,898,104
-----------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(Cost: $53,883,051)                                           $    53,875,149
-----------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $530,210,246)(i)                                       $   559,332,158
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2006, the value of foreign securities represented 6.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2006, the value of these securities amounted to $21,890,229 or 4.0% of net assets.

(e) At Aug. 31, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 2.0% of net assets. See Note 6 to the financial statements. 7.8% of net assets is the Fund's cash equivalent position.

(g) An Income Deposit Security (IDS) also known as an enhanced income security (EIS), is an exchange-traded security composed of both an issuer's common shares and its subordinated notes. The holder of the IDS may receive dividends from the common stock and interest income from the debt instrument.

(h) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2006, is as follows:

      SECURITY                     ACQUISITION                            COST
                                      DATES
      ------------------------------------------------------------------------
      Air France ADR
         Warrants                    05-05-04                              $--

(i) At Aug. 31, 2006, the cost of securities for federal income tax purposes was $530,719,365 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                   $  56,569,572
      Unrealized depreciation                                     (27,956,779)
      ------------------------------------------------------------------------
      Net unrealized appreciation                               $  28,612,793
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com.


------------------------------------------------------------------------------

226   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

FUND EXPENSES EXAMPLES
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2006.

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,036.20           $3.90                .76%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.37           $3.87                .76%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.62% for the six months ended Aug. 31, 2006.

RiverSource VP - Cash Management Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,022.70           $3.16                .62%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,022.08           $3.16                .62%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.27% for the six months ended Aug. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   227

RiverSource VP - Core Bond Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,016.40           $4.22                .83%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.02           $4.23                .83%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.64% for the six months ended Aug. 31, 2006.

RiverSource VP - Diversified Bond Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,016.60           $3.91                .77%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.32           $3.92                .77%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.66% for the six months ended Aug. 31, 2006.

RiverSource VP - Diversified Equity Income Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,031.40           $4.86                .95%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.42           $4.84                .95%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.14% for the six months ended Aug. 31, 2006.

RiverSource VP - Emerging Markets Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $  999.20           $7.86               1.56%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,017.34           $7.93               1.56%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of -0.08% for the six months ended Aug. 31, 2006.

RiverSource VP - Fundamental Value Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                             N/A               N/A             N/A                N/A
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,019.81           $5.45               1.07%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) The actual values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date of the Fund is May 1, 2006.


------------------------------------------------------------------------------

228   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - Global Bond Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,038.80           $5.29               1.03%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.01           $5.24               1.03%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.88% for the six months ended Aug. 31, 2006.

RiverSource VP - Global Inflation Protected Securities Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,016.50           $3.66                .72%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.58           $3.67                .72%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.65% for the six months ended Aug. 31, 2006.

RiverSource VP - Growth Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $  999.70           $4.69                .93%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.52           $4.74                .93%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of -0.03% for the six months ended Aug. 31, 2006.

RiverSource VP - High Yield Bond Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,028.40           $4.55                .89%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.72           $4.53                .89%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.84% for the six months ended Aug. 31, 2006.

RiverSource VP - Income Opportunities Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,014.30           $4.82                .95%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.42           $4.84                .95%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.43% for the six months ended Aug. 31, 2006.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   229

RiverSource VP - International Opportunity Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,067.30           $5.99               1.15%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,019.41           $5.85               1.15%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +6.73% for the six months ended Aug. 31, 2006.

RiverSource VP - Large Cap Equity Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,022.70           $4.08                .80%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.17           $4.08                .80%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.27% for the six months ended Aug. 31, 2006.

RiverSource VP - Large Cap Value Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,044.60           $5.21               1.01%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.11           $5.14               1.01%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.46% for the six months ended Aug. 31, 2006.

RiverSource VP - Mid Cap Growth Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $  904.00           $4.46                .93%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,020.52           $4.74                .93%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of -9.60% for the six months ended Aug. 31, 2006.

RiverSource VP - Mid Cap Value Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,015.70           $5.64               1.11%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,019.61           $5.65               1.11%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.57% for the six months ended Aug. 31, 2006.


------------------------------------------------------------------------------

230   RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,025.70           $2.55                .50%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,022.68           $2.55                .50%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.57% for the six months ended Aug. 31, 2006.

RiverSource VP - Select Value Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,037.10           $5.55               1.08%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,019.76           $5.50               1.08%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.71% for the six months ended Aug. 31, 2006.

RiverSource VP - Short Duration U.S. Government Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,018.10           $4.02                .79%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,021.22           $4.02                .79%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.81% for the six months ended Aug. 31, 2006.

RiverSource VP - Small Cap Advantage Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $959.10             $5.28               1.07%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,019.81           $5.45               1.07%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of -4.09% for the six months ended Aug. 31, 2006.

RiverSource VP - Small Cap Value Fund

                                 BEGINNING          ENDING          EXPENSES
                               ACCOUNT VALUE    ACCOUNT VALUE      PAID DURING          ANNUALIZED
                               MARCH 1, 2006    AUG. 31, 2006     THE PERIOD(a)       EXPENSE RATIO
---------------------------------------------------------------------------------------------------
Actual(b)                          $1,000         $1,026.10           $6.49(c)            1.27%
---------------------------------------------------------------------------------------------------
Hypothetical
  (5% return before expenses)      $1,000         $1,018.80           $6.46(c)            1.27%
---------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.61% for the six months ended Aug. 31, 2006.

(c) Effective as of Sept. 1, 2006, the Investment Manager and its affiliates have contractually agreed to 2006, unless sooner waive certain fees and expenses until Dec. 31, terminated at the discretion of the Board, such that before giving effect to any performance will not exceed 1.21% of the Fund's average net expenses, incentive adjustment, daily net assets.
      If this change had been in place for the entire six-month period the actual expenses paid would have been $6.28 and the hypothetical ended
      Aug. 31, 2006, expenses paid would have been $6.26.


------------------------------------------------------------------------------

RIVERSOURCE VARIABLE PORTFOLIO FUNDS - ANNUAL REPORT   231

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. Insurance and Annuities are issued by IDS Life Insurance Company.

S-6466 Z (10/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Variable Portfolio - Money Market Series, Inc. were as follows:

                  2006 - $15,000;                       2005 - $19,450

(b) Audit - Related Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Variable Portfolio - Money Market Series, Inc. were as follows:

                  2006 - $176;                          2005 - $162

(c) Tax Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for tax compliance related services for RiverSource Variable Portfolio - Money Market Series, Inc. were as follows:

                  2006 - $1,871;                        2005 - $1,700

(d) All Other Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for RiverSource Variable Portfolio - Money Market Series, Inc. were as follows:

                  2006 - $431;                          2005 - $1,335

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Aug. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $31,802;                       2005 - $90,035

         The fees paid for the years ended Aug. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $29,500;                       2005 - $87,000

(h) 100% of the services performed in item (g) above during 2006 and 2005 were pre-approved by the audit committee.


*2005 represents bills paid 9/1/04 - 8/31/05
 2006 represents bills paid 9/1/05 - 8/31/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          RiverSource Variable Portfolio - Money Market Series, Inc.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          November 3, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By                        /s/ William F. Truscott
                          -----------------------
                              William F. Truscott
                              President and Principal Executive Officer

Date                          November 3, 2006


By                        /s/ Jeffrey P. Fox
                          -----------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 3, 2006